SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 40  (File No. 2-73115)                         [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 42  (File No. 811-3218)                                       [X]

AXP Variable Portfolio - Investment Series, Inc.
(Formerly known as IDS LIFE INVESTMENT SERIES, INC.)
IDS Tower 10
Minneapolis, Minnesota 55440-0010

Leslie L. Ogg - 901 S. Marquette Ave., Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X]  on Oct. 29, 1999 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

American   Express(R)   Variable   Portfolio   Funds
Prospectus/Oct.  29, 1999

AXPSM Variable Portfolio -- Blue Chip Advantage Fund

AXPSM Variable Portfolio -- Bond Fund
(formerly  known as  IDS Life  Special Income  Fund)

AXPSM Variable Portfolio -- Capital Resource Fund
(formerly known as IDS Life Capital Resource Fund)

AXPSM Variable  Portfolio -- Cash Management  Fund
(formerly  known as IDS Life  Moneyshare Fund)

AXPSM Variable  Portfolio -- Diversified Equity Income Fund

AXPSM Variable  Portfolio -- Extra Income Fund
(formerly  known as IDS Life Income  Advantage  Fund)

AXPSM  Variable  Portfolio -- Federal Income Fund

AXPSM Variable  Portfolio -- Global Bond Fund
(formerly  known as IDS Life Global Yield Fund)

AXPSM  Variable  Portfolio -- Growth  Fund

AXPSM  Variable  Portfolio --International Fund
(formerly known as IDS Life  International  Equity Fund)

AXPSM,Variable  Portfolio -- Managed Fund
(formerly  known as IDSLife  Managed  Fund)

AXPSM  Variable  Portfolio -- New  Dimensions  Fund
(formerly  known as IDS Life Growth  Dimensions  Fund)

AXPSM  Variable  Portfolio -- Small Cap Advantage Fund

AXPSM Variable Portfolio -- Strategy  Aggressive Fund
(formerly known as IDS Life Aggressive   Growth  Fund)


Please note that each Fund:

o    is not a bank deposit

o    is not federally insured

o    is not endorsed by any bank or government agency

o    is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

American Express Financial Advisors

Managed by IDS Life Insurance Company

Table of Content

TAKE A CLOSER LOOK AT:
The Funds                                                4p
AXP Variable Portfolio --
   Blue Chip Advantage Fund                              5p
Goal                                                     5p
Investment Strategy                                      5p
Risks                                                    6p
Past Performance                                         6p
Management                                               6p

AXP Variable Portfolio-- Bond Fund                       7p
Goal                                                     7p
Investment Strategy                                      7p
Risks                                                    8p
Past Performance                                         9p
Management                                              10p

AXP Variable Portfolio --
   Capital Resource Fund                                11p
Goal                                                    11p
Investment Strategy                                     11p
Risks                                                   12p
Past Performance                                        13p
Management                                              14p

AXP Variable Portfolio --
   Cash Management Fund                                 15p
Goal                                                    15p
Investment Strategy                                     15p
Risks                                                   16p
Past Performance                                        17p
Management                                              17p

AXP Variable Portfolio --
   Diversified Equity Income Fund                       18p
Goal                                                    18p
Investment Strategy                                     18p
Risks                                                   19p
Past Performance                                        19p
Management                                              19p

AXP Variable Portfolio-- Extra Income Fund              20p
Goal                                                    20p
Investment Strategy                                     20p
Risks                                                   21p
Past Performance                                        22p
Management                                              23p

AXP Variable Portfolio-- Federal Income Fund            24p
Goal                                                    24p
Investment Strategy                                     24p
Risks                                                   25p
Past Performance                                        25p
Management                                              25p

AXP Variable Portfolio --
   Global Bond Fund                                     26p
Goal                                                    26p
Investment Strategy                                     26p
Risks                                                   27p
Past Performance                                        28p
Management                                              29p

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

AXP Variable Portfolio-- Growth Fund                    30p
Goal                                                    30p
Investment Strategy                                     30p
Risks                                                   31p
Past Performance                                        31p
Management                                              31p

AXP Variable Portfolio-- International Fund             32p
Goal                                                    32p
Investment Strategy                                     32p
Risks                                                   33p
Past Performance                                        34p
Management                                              35p

AXP Variable Portfolio-- Managed Fund                   36p
Goal                                                    36p
Investment Strategy                                     36p
Risks                                                   37p
Past Performance                                        38p
Management                                              39p

AXP Variable Portfolio --
   New Dimensions Fund                                  40p
Goal                                                    40p
Investment Strategy                                     40p
Risks                                                   41p
Past Performance                                        42p
Management                                              43p

AXP Variable Portfolio --
   Small Cap Advantage Fund                             44p
Goal                                                    44p
Investment Strategy                                     44p
Risks                                                   45p
Past Performance                                        45p
Management                                              45p

AXP Variable Portfolio --
   Strategy Aggressive Fund                             46p
Goal                                                    46p
Investment Strategy                                     46p
Risks                                                   47p
Past Performance                                        48p
Management                                              49p

Fees and Expenses                                       50p
Shareholder Fees                                        50p
Annual Fund Operating Expenses                          50p

Buying and Selling Shares                               52p
Valuing Fund Shares                                     52p
Purchasing Shares                                       52p
Transferring/Selling Shares                             52p

Distributions and Taxes                                 53p
About the Company                                       54p
Financial Highlights                                    56p

The Funds

References to "Fund" throughout this prospectus refer to AXP Variable Portfolio -- Blue Chip Advantage Fund, AXP Variable Portfolio -- Bond Fund, AXP Variable Portfolio -- Capital Resource Fund, AXP Variable Portfolio -- Cash Management Fund, AXP Variable Portfolio -- Diversified Equity Income Fund, AXP Variable Portfolio -- Extra Income Fund, AXP Variable Portfolio -- Federal Income Fund, AXP Variable Portfolio -- Global Bond Fund, AXP Variable Portfolio -- Growth Fund, AXP Variable Portfolio -- International Fund, AXP Variable Portfolio -- Managed Fund, AXP Variable Portfolio -- New Dimensions Fund, AXP Variable Portfolio -- Small Cap Advantage Fund and AXP Variable Portfolio -- Strategy Aggressive Fund, singularly or collectively as the context requires.


Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity or life insurance policy and allocating your purchase payments to the variable subaccount or account (the subaccount) that invests in the Fund.

AXP Variable Portfolio -- Blue Chip Advantage Fund

GOAL
The Fund seeks to provide shareholders with a long-term total return exceeding that of the U.S. stock market. Because any investment involves risk, achieving this goal cannot be guaranteed.


INVESTMENT STRATEGY
Currently, the Standard & Poor's 500 Index (S&P 500 Index) is the unmanaged market index used to measure total return of the U.S. stock market (the Fund may change this market index from time to time). Accordingly, the Fund's assets primarily are invested in common stocks of companies that are included in the S&P 500 Index. To the extent practicable, the Fund's total assets are fully invested in stocks with 65% of those being blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries. Although the Fund invests in common stocks that comprise the S&P 500 Index, it is not an index fund, it will not own all of the companies in the market index, and its results will likely differ from the market index.


The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses equity investments by:

o    Identifying companies that are included in the S&P 500 Index with:

     --   effective management,

     --   financial strength,

     --   strong, sustainable earnings growth, and

     --   competitive market position.

o    Focusing on those companies that AEFC considers to be "blue chips."

o Establishing one or more industry classifications for each company (AEFC will classify each company into one of at least 25 industries -- the classifications may or may not be the same as the ones assigned by others).

o Assigning ratings to each company based on that company's merits and on its industry grouping(s).

o Buying a diversified portfolio of securities. AEFC will over-weight certain industry classifications based on AEFC's expectations for growth and for expected market trends.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the security is overvalued,

     --   the security has reached AEFC's price objective,

     --   the company has met AEFC's earnings and/or growth expectations,

     -- political, economic, or other events could affect the company' performance,

     --   AEFC  wishes  to  minimize   potential   losses  (i.e.,  in  a  market
          down-turn),

     --   AEFC wishes to lock-in profits,

     --   AEFC identifies a more attractive opportunity, and

     -- the company or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments such as derivative instruments (generally options and futures contracts that are based on the S&P 500 Index) in order to remain fully invested and money market securities.


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.


For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/ semiannual reports.

RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Style Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk
The objective of the Fund is to provide shareholders with a long-term return exceeding that of the U.S. stock market. Currently, the S&P 500 Index is the market index used to measure total return of the U.S. stock market. However, unlike the unmanaged index, the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund, stock selection, sector weightings, and other such factors. As a result, once these factors are accounted for, the Fund may under-perform the market index.


PAST PERFORMANCE
The Fund commenced operations in September 1999 and therefore performance information is not available.

MANAGEMENT
Keith Tufte and James Johnson are primarily responsible for the day-to-day operations of AXP Variable Portfolio -- Blue Chip Advantage Fund.

Keith Tufte joined AEFC in 1990. Besides managing this Fund, he has managed AXP Blue Chip Advantage Fund and Aggressive Growth Portfolio since November 1998. He also became director of research-equities in 1998. Prior to that he was portfolio manager of Equity Income Portfolio.

James Johnson joined AEFC in 1994. Besides managing this Fund, he also is a member of the portfolio management team for Total Return Portfolio. He began managing portfolios for American Express Asset Management in 1996. Prior to joining AEFC, he worked for Piper Capital Management as an equity quantitative analyst.

The Fund was patterned after an existing retail fund managed by American Express Financial Corporation (AEFC), the Fund's investment advisor. The Fund has substantially the same investment policies, goals and objectives as the retail fund. In addition, the Fund will be managed by the same portfolio managers and will have substantially similar investment strategies, techniques and characteristics as the retail fund. However, the Fund is not the same as the retail fund. The Fund will have its own portfolio holdings and its own fees and operating expenses. Therefore, the performance of the Fund may be greater or less than the performance of the retail fund.

 AXP Variable  Portfolio -- Bond Fund
(formerly known as IDS Life Special Income Fund)


GOAL
The Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment and to continue a high level of income for the longest period of time. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund's assets primarily are invested in bonds and other debt obligations. Under normal market conditions, at least 65% of the Fund's total assets are invested in bonds. Additionally, at least 50% of the Fund's investments will be invested in (1) investment-grade corporate bonds, (2) unrated corporate bonds that are believed to be of investment grade quality, and (3) government bonds (including mortgage-backed securities). Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher dividends and/or capital appreciation (by buying junk bonds). As a result, lower-quality bonds may comprise a large percentage of the Fund's investments. The Fund may invest up to 25% of its total assets in foreign investments.

The selection of debt obligations is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:


o Considering opportunities and risks by reviewing interest rate and economic forecasts.

o Investing more heavily in certain market sectors(for example, corporate bonds and government bonds) based on AEFC's expectations for interest rates.

o    Identifying investment-grade U.S. and foreign bonds.

o    Identifying below investment-grade U.S. and foreign bonds (junk bonds).

o Identifying securities that are expected to outperform other securities. In this analysis, AEFCwill take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments).

o Identifying investments that contribute to the diversification of the Fund, including both the number of issuers and the types of securities held in the portfolio.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the interest rate or economic outlook changes,

     --   the security is overvalued,

     -- the issuer's credit rating declines or AEFC expects a decline (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell),

     --   the security has reached AEFC's price objective,

     --   AEFC identifies a more attractive opportunity, and

     -- the issuer or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments such as money market securities, common stocks, preferred stocks and convertible securities. Additionally, the Fund may utilize derivative instruments to produce incremental earnings, to hedge existing positions and to increase flexibility.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.


For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.

RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Call/Prepayment Risk
   Credit Risk
   Event Risk
   Foreign/Emerging Markets Risk
   Interest Rate Risk
   Liquidity Risk
   Market Risk

Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country Risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners and hostile relations with neighboring countries.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation the higher its yield and the greater the sensitivity to changes in interest rates.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to a recognized index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.


 AXP VP -- Bond Fund Performance (based on calendar years)
--------------------------------------------------------------------------------
+9.04%  +4.22%  +17.54% +9.38% +15.84%  -3.91% +22.30%  +5.70%   +8.83%   +1.51%
1989    1990    1991    1992   1993     1994   1995     1996     1997     1998
--------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +8.65% (quarter ending June 1995) and the lowest return for a calendar quarter was -3.30% (quarter ending March 1990).


The Fund's year to date return as of Sept. 30, 1999 was +0.16%.

 Average Annual Total Returns (as of Dec. 31, 1998)
--------------------------------------------------------------------------------
                                         1 year      5 years       10 years
 AXP VP -- Bond Fund                      +1.51%      +6.53%        +8.80%
 Lehman Brothers Aggregate Bond Index     +7.44%      +6.97%        +9.10%
--------------------------------------------------------------------------------


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the variable accounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Lehman Brothers Aggregate Bond Index is an unmanaged index made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

MANAGEMENT


Steve Merrell makes the day-to-day investment decisions for AXP Variable Portfolio -- Bond Fund. He joined AEFC in 1988. Between September 1990 and June 1991 he worked for J.P. Morgan in London. He currently serves as vice president and senior portfolio manager. Besides managing this Fund since 1994, he also serves as portfolio manager for Total Return Portfolio.

The Fund was patterned after an existing retail fund managed by AEFC, the Fund's investment advisor. The Fund has substantially the same investment policies, goals and objectives as the retail fund. In addition, the Fund will be managed by the same portfolio manager and will have substantially similar investment strategies, techniques and characteristics as the retail fund. However, the Fund is not the same as the retail fund. The Fund will have its own portfolio holdings and its own fees and operating expenses. Therefore, the performance of the Fund may be greater or less than the performance of the retail fund.

AXP Variable  Portfolio -- Capital Resource Fund
(formerly known as IDS Life Capital Resource Fund)


GOAL
The Fund seeks capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund's assets primarily are invested in U.S. common stocks and other securities convertible into common stock. Additionally, the Fund may invest up to 25% of its total assets in foreign investments.

The selection of U.S. common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC, the Portfolio's investment advisor, chooses investments by:

o    Identifying larger companies with:

     --   effective management,

     --   financial strength,

     --   competitive market or product position, and

     --   earnings growth potential.

o Identifying securities that AEFC believes have good capital appreciation potential.

o Considering opportunities and risks by reviewing interest rates and economic forecasts.


o Buying a diversified portfolio of securities. AEFC will weight certain sectors more heavily based on AEFC's expectations for growth and for expected market trends.


In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the interest rate or economic outlook changes,

     --   the security is overvalued relative to other potential investments,

     --   the security has reached AEFC's price objective,

     --   AEFC wishes to lock-in profits,

     --   AEFC identifies a more attractive opportunity, and

     -- the issuer or the security continues to meet the other standards described above.


Although not a primary investment strategy, the Fund also may invest in other instruments such as money market securities and debt obligations (of any rating). Additionally, the Fund may utilize derivative instruments to produce incremental earnings, to hedge existing positions and to increase flexibility.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund will invest in these securities primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.


For  more  information  on  strategies  and  holdings,   see  the  SAI  and  the
annual/semiannual reports.

RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Style Risk


   Foreign Risk


Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk
The Fund purchases stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly.


Foreign Risk
The following are all components of foreign risk:


Country risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.


Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to a recognized index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.



 AXP VP -- Capital Resource Fund Performance (based on calendar years)
--------------------------------------------------------------------------------
+27.13%  +0.67%  +46.78% +4.09% +3.41%  +1.17% +27.86% +7.97%  +24.14%  +24.12%
1989     1990    1991    1992   1993    1994   1995    1996    1997     1998
-------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +26.20% (quarter ending December 1998) and the lowest return for a calendar quarter was -15.33% (quarter ending September 1998).


The Fund's year to date return as of Sept. 30, 1999 was +3.99%.

 Average Annual Total Returns (as of Dec. 31, 1998)
                                        1 year         5 years       10 years
--------------------------------------------------------------------------------
 AXP VP -- Capital Resource Fund         +24.12%       +16.56%       +15.84%
 S&P 500 Index                           +28.57%       +24.01%       +19.19%
--------------------------------------------------------------------------------


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the variable accounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


The S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies are generally larger than those in which the Fund invests.


The securities included in the index may not be the same as those held by the Fund.

MANAGEMENT
Joseph M. Barsky manages the day-to-day operations of AXP Variable Portfolio -- Capital Resource Fund. He joined AEFC in 1979 and serves as vice president-mutual fund equities and senior portfolio manager. He served as portfolio manager of AXP Equity Select Fund from 1983 to 1997. He also serves as vice president and senior portfolio manager of IDS Equity Advisors, a division of American Express Asset Management Group Inc.

AXP  Variable  Portfolio  -- Cash Management Fund
(formerly known as IDS Life Moneyshare Fund)


GOAL
The Fund seeks to provide shareholders with maximum current income consistent with liquidity and conservation of capital. Because any investment involves risk, the Fund cannot guarantee this goal.



INVESTMENT STRATEGY
The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper. The Fund may invest more than 25% of its total assets in U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 25% of its total assets in U.S. dollar denominated foreign investments.


Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. The Fund's yield will vary from day-to-day.

The selection of short-term debt obligations is the primary decision in building the investment portfolio. The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the SEC for money market funds. For example, the Fund:

o    limits its average portfolio maturity to ninety days or less;

o    buys obligations with remaining maturities of 397 days or less; and

o buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o Considering opportunities and risks given current interest rates and anticipated interest rates.

o Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     -- the issuer's credit rating declines or AEFC expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until AEFC believes it is advantageous to sell),

     -- political, economic, or other events could affect the issuer's performance,

     --   AEFC identifies a more attractive opportunity, and

     -- the issuer or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.

RISKS
Please remember that with any mutual fund investment you may lose money. Although the Fund's share price has remained constant in the past, THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Principal risks associated with an investment in the Fund include:

   Credit Risk


   Foreign Risk


   Interest Rate Risk

   Market Risk

   Sector/Concentration Risk


Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note).

Foreign Risk
The following are all components of foreign risk:


Country risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.


Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates.


Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.


Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk). For example, if the Fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below.

How the Fund performed in the past does not indicate how the Fund will perform in the future.


 AXP VP -- Cash Management Fund Performance (based on calendar years)
--------------------------------------------------------------------------------
+9.05%  +7.98%  +5.82% +3.28% +2.70%  +3.80% +5.47% +5.06%  +5.16%  +5.14%
1989    1990    1991   1992   1993    1994   1995   1996    1997    1998
-------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +2.34% (quarter ending June 1989) and the lowest return for a calendar quarter was +0.47% (quarter ending March 1996).


The Fund's year to date return as of Sept. 30, 1999 was +3.41%.


 Average Annual Total Returns (as of Dec. 31, 1998)
                                    1 year        5 years     10 years
--------------------------------------------------------------------------------
 AXP VP -- Cash Management Fund     +5.14%        +4.92%      +5.33%
--------------------------------------------------------------------------------


This table shows total returns from hypothetical investments in shares of the Fund. The results do not reflect the expenses that apply to the variable accounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


YIELD INFORMATION
For current 7-day yield information, call 1-800-862-7919, option 3.

MANAGEMENT
Terry Fettig manages the day-to-day operations of AXP Variable Portfolio -- Cash Management Fund. He joined AEFC in 1986 and currently serves as senior portfolio manager. He also serves as portfolio manager for AXP Cash Management Fund, AXP Intermediate Tax-Exempt Fund, IDS Life Series Fund -- Money Market Portfolio and AXP Tax-Free Money Fund.



The Fund was patterned after an existing retail fund managed by AEFC, the Fund's investment advisor. The Fund has substantially the same investment policies, goals and objectives as the retail fund. In addition, the Fund will be managed by the same portfolio manager and will have substantially similar investment strategies, techniques and characteristics as the retail fund. However, the Fund is not the same as the retail fund. The Fund will have its own portfolio holdings and its own fees and operating expenses. Therefore, the performance of the Fund may be greater or less than the performance of the retail fund.

AXP Variable Portfolio -- Diversified Equity Income Fund

GOAL
The Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital. Because any investment involves risk, achieving these goals cannot be guaranteed.

INVESTMENT STRATEGY
The Fund's assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 65% of its net assets in dividend-paying common and preferred stocks.

The selection of dividend-paying stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses equity investments by:

o    Identifying companies with:

     --   dividend-paying stocks,

     --   effective management,

     --   financial strength, and

     --   moderate growth potential.

o    Determining specific industry weightings within the following sectors:

     --   Consumer cyclical        -- Energy

     --   Consumer stable          -- Technology

     --   Financial                -- Industrial

o    Identifying stocks that are selling at low prices in relation to:

     --   current and projected earnings,

     --   current and projected dividends, and

     --   historic price levels.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the security is overvalued,

     --   the security has reached AEFC's price objective,

     --   the company has met AEFC's earnings and/or growth expectations, and

     -- the company or the security continues to meet the other standards described above.


Although not a primary investment strategy, the Fund also may invest in other instruments such as foreign securities, convertible securities, real estate investment trusts, debt obligations (of any rating) and money market securities.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.


For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.

RISKS Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Sector/Concentration Risk

   Inflation Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.


PAST PERFORMANCE
The Fund commenced operations in September 1999 and therefore performance information is not available.


MANAGEMENT
Kurt Winters manages the day-to-day operations of AXP Variable Portfolio -- Diversified Equity Income Fund. He is a senior portfolio manager at AEFC. He joined AEFC in 1987. Kurt is responsible for overall portfolio management, including the determination of the sectors in which the Fund will invest. A team of research professionals makes investment decisions within those sectors. From 1992 to 1995, he managed IDS Life Series Fund -- Managed Portfolio. He also manages AXP Discovery Fund and provides overall portfolio management for AXP Equity Value Fund, AXP Progressive Fund, Balanced Portfolio, Equity Income Portfolio and IDS Life Series Fund -- Equity Income Portfolio.

The Fund was patterned after an existing retail fund managed by AEFC, the Fund's investment advisor. The Fund has substantially the same investment policies, goals and objectives as the retail fund. In addition, the Fund will be managed by the same portfolio manager and will have substantially similar investment strategies, techniques and characteristics as the retail fund. However, the Fund is not the same as the retail fund. The Fund will have its own portfolio holdings and its own fees and operating expenses. Therefore, the performance of the Fund may be greater or less than the performance of the retail fund.

AXP Variable Portfolio -- Extra Income Fund
(formerly known as IDS Life Income Advantage Fund)


GOAL
The Fund seeks to provide shareholders with high current income as its primary goal and, as its secondary goal, capital growth.

INVESTMENT STRATEGY
The Fund invests primarily, and may invest all of its assets, in high-yielding, high risk corporate bonds (junk bonds). These bonds may be issued by U.S. and foreign companies and governments. The Fund may invest up to 25% of its total assets in foreign investments.

The selection of debt obligations is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by: o Considering opportunities and risks by reviewing interest rate and economic forecasts.

o    Identifying securities and /or companies that:

     --   have medium and low quality ratings,

     -- have similar qualities, in AEFC's opinion, even though they are not rated or have been given a different rating by a rating agency,

     --   have growth potential,

     --   have the potential for capital appreciation through credit upgrades.

o Buying securities that are expected to outperform other securities on a risk-adjusted basis (i.e., after considering coupon, sinking fund provision, call protection, and quality). AEFC believes that credit selection is a primary concern and aggressively manages the Fund to earn a high total return.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the interest rate or economic outlook changes,

     --   a sector or industry is experiencing change,

     --   a security's rating is changed,

     --   the security is overvalued,

     --   the company does not meet AEFC's performance expectations,

     --   AEFC wishes to lock-in profits,

     --   AEFC identifies a more attractive opportunity, and

     -- the issuer or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments such as money market securities, convertible securities, preferred stocks and common stocks.


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.


For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.

RISKS
This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Interest Rate Risk

   Credit Risk


   Foreign Risk


Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.


Foreign Risk
The following are all components of foreign risk:


Country risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.


Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.



 AXP VP -- Extra Income Fund Performance (based on calendar years)
--------------------------------------------------------------------------------
                                                                 +13.37%  -4.41%
1989    1990     1991    1992     1993    1994    1995    1996   1997     1998
--------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +5.87% (quarter ending September 1997) and the lowest return for a calendar quarter was -9.38% (quarter ending September 1998).


The Fund's year to date return as of Sept. 30, 1999 was +3.92%.


 Average Annual Total Returns (as of Dec. 31, 1998)
                                          1 year        Since inception
-------------------------------------------------------------------------------
 AXP VP -- Extra Income Fund              -4.41%           +5.24%a
 Lehman Brothers Aggregate Bond Index     +7.44%           +7.73%b
 Merrill Lynch High Yield Bond Index      +3.66%           +9.68%b
--------------------------------------------------------------------------------

a Inception date was May 1, 1996.
b Measurement period started May 1, 1996.


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the variable accounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


Lehman Brothers Aggregate Bond Index is an unmanaged index made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Merrill Lynch High Yield Bond Index provides a broad-based measure of performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default. The index is "rule-based," which means there is a defined list of criteria that a bond must meet in order to qualify for inclusion in the index. The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Jack Utter and Scott Schroepfer are primarily responsible for the day-to-day operations of AXP Variable Portfolio -- Extra Income Fund.

Jack Utter, vice president and senior portfolio manager, joined AEFC in 1962. Besides serving as co-manager of this Fund, he also has managed the assets of High Yield Portfolio since 1985.

Scott Schroepfer, senior portfolio manager, joined AEFC in 1990. He became co-manager of this Fund and AXP Extra Income Fund in March 1999. He also serves as a portfolio manager of IDS Life Series Fund -- Managed Portfolio since 1995 and as an associate manager since 1994.


The Fund was patterned after an existing retail fund managed by AEFC, the Fund's investment advisor. The Fund has substantially the same investment policies, goals and objectives as the retail fund. In addition, the Fund will be managed by the same portfolio managers and will have substantially similar investment strategies, techniques and characteristics as the retail fund. However, the Fund is not the same as the retail fund. The Fund will have its own portfolio holdings and its own fees and operating expenses. Therefore, the performance of the Fund may be greater or less than the performance of the retail fund.

AXP Variable Portfolio -- Federal Income Fund

GOAL
The Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities. Because any investment involves risk, achieving this goal cannot be guaranteed.


INVESTMENT STRATEGY
The Fund's assets primarily are invested in debt obligations. Under normal market conditions, at least 65% of the Fund's total assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Although the Fund may invest in any U.S. government securities, it is anticipated that U.S. government securities representing part ownership in pools of mortgage loans (mortgage-backed securities) will comprise a large percentage of the Fund's investments. The Fund will utilize forward sale commitments for hedging purposes. Additionally, the Fund will aggressively utilize derivative instruments and when-issued securities to produce incremental earnings, to hedge existing positions, and to increase flexibility. The Fund's potential losses from the use of these instruments could extend beyond its initial investment.


The selection of debt obligations is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o Considering opportunities and risks by reviewing credit characteristics and the interest rate outlook.

o    Identifying and buying securities that:

     -- are high quality or have similar qualities, in AEFC's opinion, even though they are not rated or have been given a lower rating by a rating agency, and

     --   have short or intermediate-term maturities.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the interest rate or economic outlook changes,

     --   the security is overvalued,

     --   AEFC wishes to lock-in profits,

     --   AEFC identifies a more attractive opportunity, and

     -- the issuer or the security continues to meet the other standards described above.

Although not a primary  investment  strategy,  the Fund also may invest in other
instruments   such   as   money   market   securities   and   investment   grade
non-governmental debt obligations.


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses. Additionally, the Fund's portfolio turnover may be affected by short-term investment strategies. High portfolio turnover could result in increases in transaction costs.


For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.

RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Correlation Risk

   Interest Rate Risk

   Call/Prepayment Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates.

Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity.


PAST PERFORMANCE
The Fund commenced operations in September 1999 and therefore performance information is not available.


MANAGEMENT
Jim Snyder manages the day-to-day operations of AXP Variable Portfolio -- Federal Income Fund. Jim joined AEFC in 1989 and currently serves as vice president and senior portfolio manager. Besides managing this Fund, he also manages the assets of Government Income Portfolio.


The Fund was patterned after an existing retail fund managed by AEFC, the Fund's investment advisor. The Fund has substantially the same investment policies, goals and objectives as the retail fund. In addition, the Fund will be managed by the same portfolio manager and will have substantially similar investment strategies, techniques and characteristics as the retail fund. However, the Fund is not the same as the retail fund. The Fund will have its own portfolio holdings and its own fees and operating expenses. Therefore, the performance of the Fund may be greater or less than the performance of the retail fund.

AXP Variable Portfolio -- Global Bond Fund
(formerly known as IDS Life Global Yield Fund)


GOAL
The Fund seeks to provide shareholders with high total return through income and growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets will be invested in investment-grade corporate or government debt obligations including money market instruments of issuers located in at least three different countries. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher dividends and /or capital appreciation (by buying junk bonds).

The selection of investment-grade government and corporate debt obligations is the primary decision in building the portfolio.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o    Considering opportunities and risks by credit rating and currency.

o    Identifying investment-grade U.S. and foreign bonds.

o    Identifying below investment-grade U.S. and foreign bonds (junk bonds).

o Identifying bonds that can take advantage of currency movements and interest rate differences among nations.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the security is overvalued, and

     --   the security continues to meet the standards described above.

AEFC closely monitors the Fund's exposure to foreign currency fluctuations. From time to time, AEFC may purchase derivative instruments (such as options and forward contracts) to hedge against currency fluctuations. Although not a primary investment strategy, the Fund also may invest in other instruments such as money market securities.


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund will invest in these securities primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.


For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.

RISKS
Please remember that with any mutual fund investment you may lose money. In addition, since the Fund is a non-diversified mutual fund, it may concentrate its investments in securities of fewer issuers than would a diversified fund. Accordingly, the Fund may have more risk than mutual funds that have broader diversification. Principal risks associated with an investment in the Fund include:

   Credit Risk


   Foreign Risk


   Interest Rate Risk

   Market Risk

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.


Foreign Risk
The following are all components of foreign risk:
Country risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.


Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates.


Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.


 AXP VP -- Global Bond Fund Performance (based on calendar years)
--------------------------------------------------------------------------------
                                                                 +3.87%  +8.04%
1989    1990     1991    1992     1993    1994    1995    1996    1997     1998
-------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +4.10% (quarter ending December 1996) and the lowest return for a calendar quarter was -2.94% (quarter ending March 1997).


The Fund's year to date return as of Sept. 30, 1999 was -3.51%.


 Average Annual Total Returns (as of Dec. 31, 1998)
                                                  1 year        Since inception
--------------------------------------------------------------------------------
 AXP VP -- Global Bond Fund                       +8.04%            +7.44%a
 Salomon Brothers World Government Bond Index     +15.30%           +7.90%b
 Lipper Global Income Fund Index                  +6.33%            +7.33%b
--------------------------------------------------------------------------------
a Inception date was May 1, 1996.
b Measurement period started May 1, 1996.


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the variable accounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Salomon Brothers World Government Bond Index, is an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Global Income Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Ray Goodner, vice president and senior portfolio manager, manages the day-to-day operations of AXP Variable Portfolio -- Global Bond Fund. He joined AEFC in 1997. He has served as portfolio manager of this Fund since July 1999 and has managed the assets of AXP Global Bond Fund since 1989. He also manages Quality Income Portfolio.

AXP Variable Portfolio -- Growth Fund

GOAL
The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund primarily invests in common stocks and securities convertible into common stocks that appear to offer growth opportunities. These growth opportunities could result from new management, market developments, or technological superiority. The Fund may invest up to 25% of its total assets in foreign investments.

The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:


o Identifying companies that AEFC believes have above-average long-term growth potential based on:


     --   effective management,

     --   financial strength,

     --   competitive market or product position, and


     --   technological advantage relative to other companies.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:


     --   the company has met AEFC's earnings and/or growth expectations,

     -- political, economic, or other events could affect the company's performance,

     --   AEFC identifies a more attractive opportunity, and


     --   the company continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments such as money market securities, preferred stock, investment grade debt obligations and convertible securities. Additionally, the Fund may utilize derivative instruments to produce incremental earnings, to hedge existing positions and to increase flexibility.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.


For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.

RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Style Risk


   Foreign Risk


Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk
AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly.


Foreign Risk
The following are all components of foreign risk:

Country risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

PAST PERFORMANCE
The Fund commenced operations on September 1999 and therefore performance information is not available.


MANAGEMENT Mitzi Malevich manages the day-to-day operations of AXP Variable Portfolio -- Growth Fund. She joined AEFC in 1983 and currently serves as vice president and senior portfolio manager. She also serves as portfolio manager of Growth Portfolio and IDS Life Variable Annuity Funds A and B.


The Fund was patterned after an existing retail fund managed by AEFC, the Fund's investment advisor. The Fund has substantially the same investment policies, goals and objectives as the retail fund. In addition, the Fund will be managed by the same portfolio manager and will have substantially similar investment strategies, techniques and characteristics as the retail fund. However, the Fund is not the same as the retail fund. The Fund will have its own portfolio holdings and its own fees and operating expenses. Therefore, the performance of the Fund may be greater or less than the performance of the retail fund.

AXP Variable Portfolio -- International Fund
(formerly known as IDS Life International Equity Fund)


GOAL
The Fund seeks to provide shareholders with capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund's assets primarily are invested in equity securities of foreign issuers that offer strong growth potential. Under normal market conditions, at least 65% of the Fund's total assets are invested in common stocks or convertible securities of companies located in at least three foreign countries. The Fund may invest in developed and in emerging markets.

The selection of geographic regions is the primary decision in building the investment portfolio. The percentage of the Fund's total assets invested in particular countries or regions will change according to their political stability and economic condition.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o    Considering opportunities and risks within regions or countries.

o    Identifying sectors or companies with strong growth potential.

o Selecting stocks of large companies that AEFC believes have the following fundamental strengths:

     --   financial strength,

     --   high demand for their products or services, and

     --   effective management.

o    Identifying   securities  with  sufficient   liquidity  in  trading  volume
     (however, AEFC may invest up to 10% of the Fund's net assets in illiquid securities).

AEFC decides how much to invest in various countries and local currencies, and then buys securities that offer the best opportunity for long-term growth.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the security is overvalued,

     --   the security has reached AEFC's price objective,

     -- the company or the security continues to meet the standards described above, and

     -- the region or country is undergoing political, economic, or other change.


AEFC closely monitors the Fund's exposure to foreign currency fluctuations. From time to time, AEFC may purchase derivative instruments to hedge against currency fluctuations. Although not a primary investment strategy, the Fund also may invest in other instruments such as money market securities and debt securities (of any rating).

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities. Investments in U.S. issuers generally will constitute less than 20% of the Fund's total assets. If, however, investments in foreign securities appear to be relatively unattractive in AEFC's judgment, as a temporary defensive strategy, the Fund may invest any portion of its assets in securities of U.S. issuers appearing to offer opportunities for superior growth. Although the Fund will invest in these securities primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.


For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.

RISKS
This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Foreign/Emerging Markets Risk

   Liquidity Risk

   Style Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners and hostile relations with neighboring countries.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments or forego an investment opportunity.

Style Risk
AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.


AXP VP -- International Fund Performance (based on calendar years)
--------------------------------------------------------------------------------
                                +32.80%  -1.66% +11.33% +9.57%  +2.73%  +15.82%
1989    1990     1991    1992     1993    1994    1995    1996    1997     1998
-------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +19.55% (quarter ending December 1998) and the lowest return for a calendar quarter was -19.83% (quarter ending September 1998).


The Fund's year to date return as of Sept. 30, 1999 was +10.47%.

 Average Annual Total Returns (as of Dec. 31, 1998)
                                        1 year      5 years     Since inception
--------------------------------------------------------------------------------
 AXP VP -- International Fund           +15.82%     +7.37%          +9.40%a
 MSCI EAFE Index                        +20.33%     +9.50%          +9.60%b
 Lipper International Fund Index        +12.66%     +8.59%          +10.46%b
 MSCI World Index                       +24.80%     +16.19%         +14.37%b
--------------------------------------------------------------------------------
a Inception date was Jan. 13, 1992.
b Measurement period started Feb. 1, 1992.


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the variable accounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Morgan Stanley Capital International EAFE Index (MSCI EAFE) is an unmanaged index compiled from a composite of securities markets of Europe, Australia and the Far East, is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper International Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Morgan Stanley Capital International (MSCI) World Index, an unmanaged market index, compiled from a composite of over 1,500 companies listed on the stock exchanges of North America, Europe, New Zealand and the Far East, is widely recognized by investors as the measurement index for portfolios of global securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Peter Lamaison manages the day-to-day operations of AXP Variable Portfolio -- International Fund. He joined AEFC in 1981 and has since served as president, chief executive officer and chief investment officer of American Express Asset Management International Inc. He also serves as portfolio manager of AXP Global Balanced Fund and AXP International Fund.


The Fund was patterned after an existing retail fund managed by AEFC, the Fund's investment advisor. The Fund has substantially the same investment policies, goals and objectives as the retail fund. In addition, the Fund will be managed by the same portfolio manager and will have substantially similar investment strategies, techniques and characteristics as the retail fund. However, the Fund is not the same as the retail fund. The Fund will have its own portfolio holdings and its own fees and operating expenses. Therefore, the performance of the Fund may be greater or less than the performance of the retail fund.

AXP Variable Portfolio -- Managed Fund
(formerly known as IDS Life Managed Fund)


GOAL
The Fund seeks maximum total investment return through a combination of capital growth and current income. Because any investment involves risk, achieving this goal cannot be guaranteed.


INVESTMENT STRATEGY
The Fund's assets primarily are invested in a combination of equity and debt securities. It will invest in a combination of common and preferred stocks, convertible securities, bonds and other debt securities. Under normal market conditions, at least 50% of the Fund's total assets are invested in common stocks. Although the Fund emphasizes high- and medium-quality securities for the debt portion of its portfolio, it will assume some credit risk to achieve higher dividends and/or capital appreciation (by buying lower-quality bonds). The Fund may invest up to 25% of its total assets in foreign investments.


The selection of common stocks and debt obligations are the primary decisions in building the investment portfolio.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses equity investments by:

o    Identifying companies with:

     --   effective management,

     --   financial strength,

     --   competitive market position, and

     --   growth potential.

o Considering opportunities and risks given overall market conditions and industry outlook.

AEFC chooses debt obligations by:

o Considering opportunities and risks by reviewing interest rate and economic forecasts.

o    Identifying U.S. and foreign bonds that:

     --   are investment-grade,

     --   are below investment-grade (lower-quality bonds), and

     -- are expected to outperform comparable investments on a risk-adjusted basis (i.e., after considering coupon, sinking fund provision, call protection, and quality).

o    Identifying investments that contribute to portfolio diversification.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the interest rate or economic outlook changes,

     --   the security is overvalued,

     -- the issuer's credit quality declines or AEFC expects a decline (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell),

     --   the security has reached AEFC's price objective, and

     --   AEFC identifies a more attractive opportunity.

Although not a primary investment strategy, the Fund also may invest other instruments such as money market securities. Additionally, the Fund may utilize derivative instruments to produce incremental earnings, to hedge existing positions and to increase flexibility.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Investments other than common stock will constitute 50% or less of the Fund's total assets. However, under unusual market conditions, the Fund may invest any portion of its assets in securities other than common stocks. Although the Fund will invest in these securities primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.


For  more  information  on  strategies  and  holdings,   see  the  SAI  and  the
annual/semiannual reports.

RISKS
Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Interest Rate Risk

   Credit Risk


   Foreign Risk


   Liquidity Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.


Foreign Risk
The following are all components of foreign risk:


Country risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments or forego an investment opportunity.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to a recognized index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.


 AXP VP -- Managed Fund Performance (based on calendar years)
--------------------------------------------------------------------------------
+25.02% +3.29%  +29.63% +7.53% +12.33%  -4.51% +24.21% +16.20%  +19.50%  +15.80%
1989    1990     1991    1992     1993    1994    1995    1996    1997     1998
-------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +11.00% (quarter ending June 1997) and the lowest return for a calendar quarter was -8.79% (quarter ending September 1990).

The Fund's year to date return as of Sept. 30, 1999 was +2.43%.

 Average Annual Total Returns (as of Dec. 31, 1998)
                                         1 year         5 years       10 years
--------------------------------------------------------------------------------
 AXP VP -- Managed Fund                  +15.80%        +13.78%       +14.45%
 S&P 500 Index                           +28.57%        +24.01%       +19.19%
--------------------------------------------------------------------------------


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the variable accounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


The S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies are generally larger than those in which the Fund invests.


The securities included in the index may not be the same as those held by the Fund.


MANAGEMENT
Alfred Henderson and David M. Kuplic are primarily responsible for the day-to-day operations of AXP Variable Portfolio -- Managed Fund.

Alfred Henderson joined AEFC in 1996 and serves as senior portfolio manager. He began managing the equity portfolio of this Fund in 1996. From 1995-1996 he was a portfolio manager at Montgomery Asset Management. From 1992-1995 he was a senior portfolio manager at Husic Capital Management.

David M. Kuplic, vice president and senior portfolio manager, joined AEFC in 1990 as a fixed income analyst. He began managing the fixed income portfolio of this Fund in September 1999.

AXP Variable Portfolio -- New Dimensions Fund
(formerly known as IDS Life Growth Dimensions Fund)


GOAL
The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund primarily invests in common stocks showing potential for significant growth. These companies often operate in areas where dynamic economic and technological changes are occurring. The Fund may invest up to 30% of its total assets in foreign investments.

The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:


o Identifying companies that AEFC believes have above-average long-term growth potential based on:


     --   effective management,

     --   financial strength, and

     --   competitive market position.


o Considering opportunities and risks by reviewing interest rate and economic forecasts both domestically and abroad.


In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the security is overvalued relative to alternative investments,

     --   the company has met AEFC's earnings and/or growth expectations,

     -- political, economic, or other events could affect the company's performance,

     --   AEFC  wishes  to  minimize   potential   losses  (i.e.,  in  a  market
          down-turn), and

     --   AEFC identifies a more attractive opportunity.


Although not a primary investment strategy, the Fund also may invest in other instruments such as money market securities, preferred stock, debt obligations (of any rating) and convertible securities. Additionally, the Fund may utilize derivative instruments to produce incremental earnings, to hedge existing positions and to increase flexibility.

During weak or declining markets or when growth opportunities are not available, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.


For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.

RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Style Risk


   Foreign Risk


Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk
AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly.


Foreign Risk
The following are all components of foreign risk:


Country risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.


Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.


AXP VP -- New Dimensions Fund Performance (based on calendar years)
--------------------------------------------------------------------------------
                                                               +24.37%  +28.64%
1989    1990     1991    1992     1993    1994    1995    1996    1997     1998
-------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +24.72% (quarter ending December 1998) and the lowest return for a calendar quarter was -11.79% (quarter ending September 1998).


The Fund's year to date return as of Sept. 30, 1999 was +7.22%.


Average Annual Total Returns (as of Dec. 31, 1998)
                                         1 year        Since inception
-------------------------------------------------------------------------------
 AXP VP -- New Dimensions Fund           +28.64%           +24.29%a
 S&P 500 Index                           +28.57%           +25.39%b
 Lipper Growth Fund Index                +25.69%           +23.73%b
--------------------------------------------------------------------------------
a Inception date was May 1, 1996.
b Measurement period started May 1, 1996.


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the variable accounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


The S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies are generally larger than those in which the Fund invests.

Lipper Growth Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives. The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Gordon Fines manages the day-to-day operations of AXP Variable Portfolio -- New Dimensions Fund. He joined AEFC in 1981 and currently serves as vice president and senior portfolio manager. He also serves as portfolio manager of Growth Trends Portfolio and leads the growth team for AEFC.


The Fund was patterned after an existing retail fund managed by AEFC, the Fund's investment advisor. The Fund has substantially the same investment policies, goals and objectives as the retail fund. In addition, the Fund will be managed by the same portfolio manager and will have substantially similar investment strategies, techniques and characteristics as the retail fund. However, the Fund is not the same as the retail fund. The Fund will have its own portfolio holdings and its own fees and operating expenses. Therefore, the performance of the Fund may be greater or less than the performance of the retail fund.

AXP Variable Portfolio -- Small Cap Advantage Fund

GOAL
The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of small companies. These companies will often be those included in the S&P SmallCap 600 Index or the Russell 2000 Index.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, employs an active investment strategy that focuses on individual stock selection.

AEFC manages the Fund to provide diversified exposure to the small cap segment of the U.S. stock market. Under normal market conditions, it is expected that the Fund will be fully invested in common stocks, and will typically hold between 175 and 225 issues, across a wide range of industries.

AEFC buys stocks based on an analysis of valuation and earnings. This selection discipline favors companies that exhibit:

o Attractive valuations, based on measures such as the ratio of stock price to company earnings, free cash flow or book value; and

o Improving earnings, based on an analysis of trends in earnings forecasts and prior period earnings that were better than expected, as well as a qualitative assessment of the company's competitive market position.

AEFC will normally sell a stock holding if:

     --   the stock's price moves above a reasonable valuation target; or

     --   the company's financial performance fails to meet expectations.

Although not a primary investment strategy, the Fund also may invest in other instruments such as money market securities and debt securities (of any rating).


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund would invest in these securities primarily to reduce risk, this type of investment also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.


For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.

RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Small Company Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


PAST PERFORMANCE
The Fund commenced operations in September 1999 and therefore performance information is not available.

MANAGEMENT
Jacob E. Hurwitz and Kent A. Kelley are primarily responsible for the day-to-day management of AXP Variable Portfolio -- Small Cap Advantage Fund. They are both principals and senior portfolio managers at Kenwood Capital Management LLC (Kenwood), an indirect subsidiary of AEFC. Besides managing the assets of this Fund, Kenwood manages the equity portion of Total Return Portfolio, the AXP Small Cap Advantage Fund and a portion of AXP Strategy Aggressive Fund. Jake Herwig and Kent Kelley also manage a portion of AXP Variable Portfolio -- Strategy Aggressive Fund.

From 1992 until the establishment of Kenwood in 1998, Jake Hurwitz served as senior vice president and equity portfolio manager at Travelers Investment Management Company (TIMCO) where he had primary responsibility for stock selection and portfolio management for TIMCO's small- and mid-cap portfolios.


Prior to the establishment of Kenwood in 1998, Kent Kelley was chief executive officer at TIMCO. From 1993 to 1995, Mr. Kelley served as TIMCO's president and chief executive officer. As chief executive officer, he was responsible for all portfolio management, research and trading operations.


The Fund was patterned after an existing retail fund managed by AEFC, the Fund's investment advisor. The Fund has substantially the same investment policies, goals and objectives as the retail fund. In addition, the Fund will be managed by the same portfolio managers and will have substantially similar investment strategies, techniques and characteristics as the retail fund. However, the Fund is not the same as the retail fund. The Fund will have its own portfolio holdings and its own fees and operating expenses. Therefore, the performance of the Fund may be greater or less than the performance of the retail fund.

AXP Variable Portfolio -- Strategy Aggressive Fund
(formerly known as IDS Life Aggressive Growth Fund)


GOAL
The Fund seeks to provide shareholders with capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund primarily invests in securities of growth companies.

The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses equity investments by:

o Considering opportunities and risks within growing industries and new technologies.

o    Selecting companies that AEFC believes have aggressive growth prospects.

o    Identifying small and medium companies with:

     --   effective management,

     --   financial strength, and

     --   competitive market position.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the security is overvalued relative to other potential investments,

     --   the security has reached AEFC's price objective,

     --   the company's characteristics change,

     --   the company has met AEFC's earnings and/or growth expectations,

     -- political, economic, or other events could affect the company's performance,

     --   AEFC  wishes  to  minimize   potential   losses  (i.e.,  in  a  market
          down-turn),

     --   AEFC wishes to lock-in profits,

     --   AEFC identifies a more attractive opportunity, and

     -- the company or the security continues to meet the other standards described above.


Although not a primary investment strategy, the Fund also may invest in other instruments such as foreign securities, money market securities, debt obligations (of any rating) and convertible securities. Additionally, the Fund may utilize derivative instruments to produce incremental earnings, to hedge existing positions and to increase flexibility.

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses. Additionally, the Fund's portfolio turnover rate may be affected by short-term investment strategies. High portfolio turnover could result in increases in transaction costs and may result in realized capital gains.


For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.

RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Style Risk

   Small Company Risk

   Issuer Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk
AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly.

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.


 AXP VP -- Strategy Aggressive Fund Performance (based on calendar years)
--------------------------------------------------------------------------------
                             +13.07%   -6.31%  +31.76%  +16.22%  +12.64%  +2.62%
1989   1990    1991   1992   1993       1994   1995     1996     1997     1998
--------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +18.49% (quarter ending December 1998 and the lowest return for a calendar quarter was -22.74% (quarter ending September 1998).


The Fund's year to date return as of Sept. 30, 1999 was +9.31%.

 Average Annual Total Returns (as of Dec. 31, 1998)
                                        1 year      5 years      Since inception
-------------------------------------------------------------------------------
 AXP VP -- Strategy Aggressive Fund     +2.62%       +10.65%       +10.81%a
 S&P 500 Index                          +28.57%      +24.01%       +19.80%b
 Russell Midcap Growth Index            +17.86%      +17.36%       +15.21%b
-------------------------------------------------------------------------------
a Inception date was Jan. 13, 1992.
b Measurement period started Feb. 1, 1992.


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the variable accounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


The S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies are generally larger than those in which the Fund invests.


Russell Midcap Growth Index, an unmanaged list of common stocks, measures the performance of the 800 smallest companies in the Russell 1000 Index, representing approximately 35% of the total market capitalization of the Russell 1000 Index.


The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Louis Giglio, senior portfolio manager, began managing the day-to-day operations of AXP Variable Portfolio -- Strategy Aggressive Fund in April 1998. He joined AEFC in January 1994 as a senior equity analyst. He also serves as portfolio manager for AXP Strategy Aggressive Fund, IDS Life Series Fund -- Equity Portfolio and the World Technologies Portfolio. Prior to joining AEFC, he had eight years of experience as a financial analyst with Bear, Stearns & Co. Inc. covering the microcomputer software and computer services industries.

Jacob E. Herwitz and Kent A. Kelley began managing a portion of this Fund in July 1999. Jake and Kent are both principals and senior portfolio managers at Kenwood Capital Management LLC (Kenwood), an indirect subsidiary of AEFC which manages the AXP Small Cap Advantage Fund, the AXP Variable Portfolio -- Small Cap Advantage Fund, the equity portion of Total Return Portfolio, and a portion of AXP Strategy Aggressive Fund.

From 1992 until 1998, Jake Hurwitz served as senior vice president and equity portfolio manager at Travelers Investment Management Company (TIMCO) where he had primary responsibility for stock selection and portfolio management for TIMCO's small- and mid-cap portfolios.

Prior to 1998, Kent Kelley was chief executive officer at TIMCO. From 1993 to 1995, Mr. Kelley served as TIMCO's president and chief executive officer. As chief executive officer, he was responsible for all portfolio management, research and trading operations.

The Fund was patterned after an existing retail fund managed by AEFC, the Fund's investment advisor. The Fund has substantially the same investment policies, goals and objectives as the retail fund. In addition, the Fund will be managed by the same portfolio managers and will have substantially similar investment strategies, techniques and characteristics as the retail fund. However, the Fund is not the same as the retail fund. The Fund will have its own portfolio holdings and its own fees and operating expenses. Therefore, the performance of the Fund may be greater or less than the performance of the retail fund.

Fees and Expenses

Fund investors pay various expenses. The summary below describes the fees and expenses that you would pay if you buy a variable annuity or life insurance policy and allocate your purchase payments to the subaccount that invests in the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Because the Fund is the underlying investment vehicle for a variable annuity or life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your annuity contract or life insurance policy, including those that may be associated with surrender or withdrawal. Any charges that apply to the subaccount and your contract or policy are described in the annuity or life insurance policy prospectus.

ANNUAL FUND OPERATING  EXPENSES  (expenses that are deducted from Fund assets)

o    Management Fees

The Fund pays IDS Life Insurance Company (IDS Life) a fee for managing its assets. AXP Variable Portfolio -- Blue Chip Advantage Fund, AXP Variable Portfolio -- Diversified Equity Income Fund, AXP Variable Portfolio -- Federal Income Fund, AXP Variable Portfolio -- Growth Fund and AXP Variable Portfolio -- Small Cap Advantage Fund commenced operations in September 1999.
Therefore, no management fees were paid for these Funds for the most recent fiscal year. The fee schedule for each of these Funds is:


       AXP Variable Portfolio --

     Blue Chip Advantage Fund and

       AXP Variable Portfolio --                                               AXP Variable Portfolio --

    Diversified Equity Income Fund                                                Federal Income Fund
Assets               Annual rate at                                    Assets                   Annual rate at
(billions)           each asset level                                 (billions)                each asset level
First  $0.50            0.560%                                          First   $1.00              0.610%

Next    0.50            0.545                                           Next     1.00              0.595

Next    1.00            0.530                                           Next     1.00              0.580

Next    1.00            0.515                                           Next     3.00              0.565

Next    3.00            0.500                                           Next     3.00              0.550

Over    6.00            0.470                                           Over     9.00              0.535



        AXP Variable Portfolio --                                              AXP Variable Portfolio --

             Growth Fund                                                       Small Cap Advantage Fund

Assets                Annual rate at                                     Assets               Annual rate at
(billions)            each asset level                                (billions)              each asset level
First  $1.00            0.630%                                          First   $0.25              0.790%

Next    1.00            0.615                                           Next     0.25              0.770

Next    1.00            0.600                                           Next     0.25              0.750

Next    3.00            0.585                                           Next     0.25              0.730

Over    6.00            0.570                                           Next     1.00              0.710

                                                                        Over     2.00              0.650

For the most recent fiscal year, the following management fees were paid as a percentage of average daily net assets:
              Fund                                            Fee
-------------------------------------------------------------------------------
 AXP Variable Portfolio-- Bond Fund                          0.60%
 AXP Variable Portfolio-- Capital Resource Fund              0.60
 AXP Variable Portfolio-- Cash Management Fund               0.51
 AXP Variable Portfolio-- Extra Income Fund                  0.62
 AXP Variable Portfolio-- Global Bond Fund                   0.84
 AXP Variable Portfolio-- International Fund                 0.83
 AXP Variable Portfolio-- Managed Fund                       0.59
 AXP Variable Portfolio-- New Dimensions Fund                0.61
 AXP Variable Portfolio-- Strategy Aggressive Fund           0.60
-------------------------------------------------------------------------------


o    Distribution (12b-1) Fees


     The Fund has a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.


o    Other Expenses

     The Fund pays taxes, brokerage commissions and other nonadvisory expenses including administrative and accounting services.

o    Expense Limitation

     Through Aug. 31, 2000, IDS Life and AEFC have agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed the following percentage of Fund average daily net assets:

          AXP  Variable Portfolio-- Blue Chip Advantage Fund             0.950%

          AXP  Variable Portfolio -- Diversified Equity Income Fund      0.950

          AXP  Variable Portfolio-- Federal Income Fund                  0.875

          AXP  Variable Portfolio-- Growth Fund                          0.950

          AXP  Variable Portfolio-- Small Cap Advantage Fund             1.225

Buying and Selling Shares


VALUING FUND SHARES
The net asset value (NAV) is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).


AXP Variable Portfolio -- Cash Management Fund's securities are valued at amortized cost. In valuing assets of all other Funds, the Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

PURCHASING SHARES
You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your annuity or life insurance policy prospectus.

TRANSFERRING/SELLING SHARES
There is no sales charge for the sale of Fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to the subaccount and your contract or policy are described in your annuity or life insurance policy prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.


You may provide instructions to sell any shares you allocated to the subaccounts. An authorized agent will mail your payment within seven days after accepting your surrender or withdrawal request. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.


Please refer to your annuity or life insurance policy prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.

Distributions and Taxes

The Fund distributes to shareholders (subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to the shareholders (subaccounts) as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is either long-term or short-term depending on the length of time the Fund held the security. Realized capital gains or losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENT
Since the distributions are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES
The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and annuities or life insurance policies is discussed in your annuity or life insurance policy prospectus.

About the Company

BUSINESS STRUCTURE

Annuity or life insurance contract owners invest in a subaccount

Subaccount invests in the Fund

Sub-Advisor:
American Express Asset Management International Inc.
Subadvises AXP Variable Portfolio -- International Fund.

Kenwood Capital  Management LLC Subadvises
AXP Variable Portfolio -- Small Cap Advantage Fund.

American Express Asset Mangement Group Inc.
Subadvises AXP Variable Portfolio -- Strategy Aggressive Fund.

Investment Advisor:
American Express Financial Corporation
Executes purchases and sales and negotiates brokerage as directed by IDS Life.

Administrative  Services Agent:
American Express Financial Corporation Provides administrative and accounting services for the Fund: receives a fee based on assets.

Investment Manager:
IDS Life Insurance Company Manages the Fund's investments and receives a fee based on average daily net assets.

The Fund

Custodian:
American Express Trust Company Provides safekeeping of assets: receives a fee that varies based on the number of securities held.

Sub-Custodian:
Bank of New York

ABOUT IDS LIFE AND AEFC
IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and located at IDS Tower 10, Minneapolis, MN 55440-0010. IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York.


IDS Life is a wholly-owned subsidiary of AEFC, located at IDS Tower 10, Minneapolis, MN 55440-0010. The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services. AEFC has been a provider of financial services since 1894 and as of the end of the most recent fiscal year managed more than $228 billion in assets.


AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

YEAR 2000
The Fund could be adversely affected if the computer systems used by AEFC and the Fund's other service providers do not properly process and calculate date-related information from and after Jan. 1, 2000. While Year 2000-related computer problems could have a negative effect on the Fund, AEFC is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps.

The companies, governments or international markets in which the Fund invests also may be adversely affected by Year 2000 issues. To the extent a portfolio holding is adversely affected by a Year 2000 processing issue, the Fund's return could be adversely affected.


Financial Highlights

AXP VP -- Bond Fund

Fiscal period ended Aug. 31,
Per share income and capital changesa
                                              1999              1998             1997              1996              1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $11.08            $11.99           $11.54            $11.58            $11.05

Income from investment operations:

Net investment income (loss)                    .79               .88              .85               .88               .88
Net gains (losses) (both realized
and unrealized)                                (.52)             (.68)             .52              (.07)              .56

Total from investment operations                .27               .20             1.37               .81              1.44

Less distributions:

Dividends from net investment income           (.77)             (.85)            (.84)             (.85)             (.87)

Distributions from realized gains              (.02)             (.26)            (.07)               --              (.02)

Excess distributions from realized gains         --                --             (.01)               --              (.02)

Total distributions                            (.79)            (1.11)            (.92)             (.85)             (.91)

Net asset value, end of period               $10.56            $11.08           $11.99            $11.54            $11.58
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)      $1,750            $1,852           $1,923            $1,912            $1,703

Ratio of expenses to average daily net assets  .68%              .67%             .68%              .68%              .68%

Ratio of net investment income (loss)
to average daily net assets                   7.22%             7.39%            7.18%             7.47%             8.08%

Portfolio turnover rate
(excluding short-term securities)               68%               48%              73%               56%               56%

Total returnb                                 2.40%             1.54%           12.24%             5.82%            13.75%
-----------------------------------------------------------------------------------------------------------------------------------

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.


AXP VP -- Capital Resource Fund

Fiscal period ended Aug. 31,
Per share income and capital changesa

                                              1999              1998             1997              1996              1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $26.80            $27.97           $25.57            $24.42            $23.43

Income from investment operations:

Net investment income (loss)                    .06               .11              .16               .30               .29

Net gains (losses)(both realized              10.28              (.54)            6.45              1.22              3.70
and unrealized)

Total from investment operations              10.34              (.43)            6.61              1.52              3.99

Less distributions:

Dividends from net investment income           (.06)             (.11)            (.15)             (.29)             (.29)

Distributions from realized gains             (2.46)             (.63)           (4.05)             (.07)            (2.71)

Excess distributions from realized gains        --                 --             (.01)             (.01)              --

Total distributions                           (2.52)             (.74)           (4.21)             (.37)            (3.00)

Net asset value, end of period               $34.62             $26.80          $27.97            $25.57            $24.42
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)      $5,621            $4,453           $4,867            $4,372            $3,845

Ratio of expenses to average daily net assets   .66%              .66%             .67%              .68%              .69%

Ratio of net investment income (loss)
to average daily net assets                     .17%              .34%             .61%             1.15%             1.22%

Portfolio turnover rate
(excluding short-term securities)               56%               68%             110%              131%               88%

Total returnb                                 40.12%            (1.67%)          28.47%             6.15%            17.18%
-----------------------------------------------------------------------------------------------------------------------------------

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.


AXP VP -- Cash Management Fund

Fiscal period ended Aug. 31,
Per share income and capital changesa

                                               1999              1998             1997              1996              1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $1.00             $1.00            $1.00             $1.00             $1.00

Income from investment operations:

Net investment income (loss)                    .05               .05              .05               .05               .05

Less distributions:

Dividends from net investment income           (.05)             (.05)            (.05)             (.05)             (.05)

Net asset value, end of period                $1.00             $1.00            $1.00             $1.00             $1.00
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)       $690              $428             $421              $288               $227

Ratio of expenses to average daily net assets   .56%             .57%             .57%              .56%               .59%

Ratio of net investment income (loss)
to average daily net assets                    4.60%            5.13%            4.97%             5.02%              5.23%

Total returnb                                  4.72%            5.25%            5.05%             5.15%              5.27%
-----------------------------------------------------------------------------------------------------------------------------------

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.


AXP VP -- Extra Income Fund

Fiscal period ended Aug. 31,
Per share income and capital changesa

                                               1999              1998             1997              1996b
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $9.54            $10.39            $9.77            $10.00

Income from investment operations:

Net investment income (loss)                    .92               .95              .88               .18

Net gains (losses) (both realized              (.69)            (.80)              .62              (.23)
and unrealized)

Total from investment operations                .23               .15             1.50              (.05)

Less distributions:

Dividends from net investment income           (.92)             (.95)            (.88)             (.18)

Distributions from realized gains              (.10)             (.05)             --                --

Total distributions                           (1.02)            (1.00)            (.88)             (.18)

Net asset value, end of period                 $8.75             $9.54           $10.39             $9.77
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)        $638              $564             $320               $49

Ratio of expenses to average daily net assets   .70%              .69%             .69%             1.53%c

Ratio of net investment income (loss)
to average daily net assets                   10.17%             9.21%            8.88%             8.14%c

Portfolio turnover rate
(excluding short-term securities)               50%               66%             104%               22%

Total returnd                                  2.61%             1.03%           16.80%             (.50%)
----------------------------------------------------------------------------------------------------------------------------------

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception date was May 1, 1996.
c Adjusted to an annual basis.
d Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.


AXP VP -- Global Bond Fund

Fiscal period ended Aug. 31,
Per share income and capital changesa

                                               1999              1998             1997              1996b
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $10.09            $10.32           $10.08            $10.00

Income from investment operations:

Net investment income (loss)                    .55               .60              .51               .12

Net gains (losses) (both realized              (.29)             (.21)             .14               .07
and unrealized)

Total from investment operations                .26               .39              .65               .19

Less distributions:

Dividends from net investment income           (.51)             (.58)            (.41)             (.11)

Distributions from realized gains               --               (.04)              --                --

Total distributions                            (.51)             (.62)            (.41)             (.11)

Net asset value, end of period                $9.84            $10.09           $10.32            $10.08
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)        $197              $183             $119               $21

Ratio of expenses to average daily net assets   .96%              .95%             .97%             1.77%c

Ratio of net investment income (loss)
to average daily net assets                    5.36%             5.81%            5.66%             4.96%c

Portfolio turnover rate
(excluding short-term securities)               56%               14%              36%                4%

Total returnd                                  2.50%             3.82%            6.47%             2.00%
-----------------------------------------------------------------------------------------------------------------------------------

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception date was May 1, 1996.
c Adjusted to an annual basis.
d Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.


AXP VP -- International Fund

Fiscal period ended Aug. 31,
Per share income and capital changesa

                                               1999              1998             1997              1996              1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $14.25            $14.09           $13.30            $12.55            $12.91

Income from investment operations:

Net investment income (loss)                    .12               .14              .18               .20               .17

Net gains (losses) (both realized              3.04              .42              1.06              1.01              (.37)
and unrealized)

Total from investment operations               3.16               .56             1.24              1.21              (.20)

Less distributions:

Dividends from net investment income           (.07)             (.15)            (.17)             (.44)             (.16)

Distributions from realized gains              (.08)             (.19)            (.28)             (.02)               --

Excess distributions from realized gains         --              (.06)              --                --                --

Total distributions                            (.15)             (.40)            (.45)             (.46)             (.16)

Net asset value, end of period                $17.26            $14.25           $14.09            $13.30            $12.55
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)       $2,221            $2,023           $2,105            $1,874            $1,442

Ratio of expenses to average daily net assets   .94%              .94%             .97%              .96%             1.03%

Ratio of net investment income (loss)
to average daily net assets                     .70%              .94%            1.30%             1.28%             1.56%

Portfolio turnover rate
(excluding short-term securities)              102%               86%              91%               58%               38%

Total returnb                                 22.18%             4.09%            9.34%             9.64%            (1.80%)
----------------------------------------------------------------------------------------------------------------------------------

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.


AXP VP -- Managed Fund

Fiscal period ended Aug. 31,

Per share income and capital changesa

                                               1999              1998             1997              1996              1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.25            $18.87           $16.00            $14.85            $13.65

Income from investment operations:

Net investment income (loss)                    .50               .49              .46               .46               .40

Net gains (losses) (both realized              3.29             (.12)             3.93              1.15              1.20
and unrealized)

Total from investment operations               3.79               .37             4.39              1.61              1.60

Less distributions:

Dividends from net investment income           (.49)             (.48)            (.45)             (.46)             (.40)

Distributions from realized gains             (1.71)            (1.50)           (1.06)               --                --

Excess distributions from net investment income --               (.01)            (.01)               --                --

Total distributions                           (2.20)            (1.99)           (1.52)             (.46)             (.40)

Net asset value, end of period               $18.84            $17.25           $18.87            $16.00            $14.85
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)      $5,046            $4,413           $4,445            $3,482            $3,044

Ratio of expenses to average daily net assets   .63%              .64%             .64%              .65%              .68%

Ratio of net investment income (loss)
to average daily net assets                    2.62%             2.56%            2.65%             2.94%             2.96%

Portfolio turnover rate
(excluding short-term securities)               44%               50%              72%               85%               72%

Total returnb                                 22.98%             1.74%           27.50%            11.01%            11.93%
-----------------------------------------------------------------------------------------------------------------------------------

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.


AXP VP -- New Dimensions Fund

Fiscal period ended Aug. 31,
Per share income and capital changesa

                                               1999              1998             1997              1996b
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $13.29            $12.95            $9.94            $10.00

Income from investment operations:

Net investment income (loss)                    .06               .08              .10               .03

Net gains (losses) (both realized              5.60               .34             3.01              (.06)
and unrealized)

Total from investment operations               5.66               .42             3.11              (.03)

Less distributions:

Dividends from net investment income           (.06)             (.08)            (.10)             (.03)

Distributions from realized gains              (.02)              --               --                --

Total distributions                            (.08)             (.08)            (.10)             (.03)

Net asset value, end of period                $18.87            $13.29           $12.95             $9.94
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)       $3,538            $1,960           $1,307              $171

Ratio of expenses to average daily net assets   .68%              .69%             .72%             1.04%c

Ratio of net investment income (loss)
to average daily net assets                     .34%              .59%            1.04%             1.69%c

Portfolio turnover rate
(excluding short-term securities)               27%               34%              29%                4%

Total returnd                                 42.61%             3.19%           31.40%             (.22%)
-----------------------------------------------------------------------------------------------------------------------------------

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception date was May 1, 1996.
c Adjusted to an annual basis.
d Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.


AXP VP -- Strategy Aggressive Fund

Fiscal period ended Aug. 31,
Per share income and capital changesa

                                               1999              1998             1997              1996              1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $13.10            $17.17           $16.04            $14.44            $11.46

Income from investment operations:

Net investment income (loss)                    .05               .01              .08               .10               .08

Net gains (losses) (both realized              4.36            (2.57)             2.84              1.60              2.98
and unrealized)2

Total from investment operations               4.41             (2.56)            2.92              1.70              3.06

Less distributions:

Dividends from net investment income           (.05)             (.01)            (.08)             (.10)             (.08)

Distributions from realized gains             (1.00)            (1.49)           (1.71)               --                --

Excess distributions from realized gains        --               (.01)             --                 --                --

Total distributions                           (1.05)            (1.51)           (1.79)             (.10)             (.08)

Net asset value, end of period                $16.46            $13.10           $17.17            $16.04            $14.44
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)       $2,327            $1,976           $2,427            $1,941            $1,412

Ratio of expenses to average daily net assets   .67%              .66%             .68%              .69%              .70%

Ratio of net investment income (loss)
to average daily net assets                     .31%              .08%             .47%              .65%              .72%

Portfolio turnover rate
(excluding short-term securities)               207%              176%             218%              189%              116%

Total returnb                                 35.27%           (16.40%)          18.60%            11.82%            26.80%
-----------------------------------------------------------------------------------------------------------------------------------

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Funds is contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Additional information about the Fund and its investments is available in the Fund's SAI, annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during the last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, or to make inquiries about the Fund, contact American Express Variable Portfolio Funds.

American Express Variable Portfolio Funds
IDS Tower 10
Minneapolis, MN 55440-0010
800-437-0602
TTY: 800-285-8846

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-800-SEC-0330). Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained by writing and paying a duplicating fee to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

Investment Company Act File #s:

AXP Variable Portfolio-- Blue Chip Advantage Fund              811-3218
AXP Variable Portfolio-- Bond Fund                             811-3219
AXP Variable Portfolio-- Capital Resource Fund                 811-3218
AXP Variable Portfolio-- Cash Management Fund                  811-3190
AXP Variable Portfolio-- Diversified Equity Income Fund        811-4252
AXP Variable Portfolio-- Extra Income Fund                     811-3219
AXP Variable Portfolio-- Federal Income Fund                   811-3219
AXP Variable Portfolio-- Global Bond Fund                      811-3219
AXP Variable Portfolio-- Growth Fund                           811-3218
AXP Variable Portfolio-- International Fund                    811-3218
AXP Variable Portfolio-- Managed Fund                          811-4252
AXP Variable Portfolio-- New Dimensions Fund                   811-3218
AXP Variable Portfolio-- Small Cap Advantage Fund              811-3218
AXP Variable Portfolio-- Strategy Aggressive Fund              811-3218
S-6466-99 R (10/99)

American Express(R)
Variable Portfolio Funds


AXPSM Variable Portfolio --  New Dimensions Fund
(formerly known as IDS Life Growth Dimensions Fund)


PROSPECTUS/OCT. 29, 1999

Please note that the Fund:

o    is not a bank deposit

o    is not federally insured

o    is not endorsed by any bank or government agency

o    is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.



American Express Financial Advisors
Managed by IDS Life Insurance Company

Table of Contents

TAKE A CLOSER LOOK AT:
The Fund                                                      3p
Goal                                                          3p
Investment Strategy                                           3p
Risks                                                         4p
Past Performance                                              5p
Management                                                    6p
Fees and Expenses                                             6p
Shareholder Fees                                              6p
Annual Fund Operating Expenses                                6p
Buying and Selling Shares                                     7p
Valuing Fund Shares                                           7p
Purchasing Shares                                             7p
Transferring/Selling Shares                                   7p
Distributions and Taxes                                       8p
About the Company                                             9p
Financial Highlights                                         11p

The Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity or life insurance policy and allocating your purchase payments to the variable subaccount or account (the subaccount) that invests in the Fund.


GOAL
The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund primarily invests in common stocks showing potential for significant growth. These companies often operate in areas where dynamic economic and technological changes are occurring. The Fund may invest up to 30% of its total assets in foreign investments.

The selection of common stocks is the primary decision in building the investment portfolio.


In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment advisor, chooses investments by:

o Identifying companies that AEFC believes have above-average long-term growth potential based on:


     --   effective management,

     --   financial strength, and

     --   competitive market position.


o Considering opportunities and risks by reviewing interest rate and economic forecasts both domestically and abroad.


In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the security is overvalued relative to alternative investments,

     --   the company has met AEFC's  earnings  and/or growth  expectations,

     -- political, economic, or other events could affect the company's performance,

     --   AEFC  wishes  to  minimize   potential   losses  (i.e.,  in  a  market
          down-turn), and

     --   AEFC identifies a more attractive opportunity.


Although not a primary investment strategy, the Fund also may invest in other instruments such as money market securities, preferred stock, debt obligations (of any rating), and convertible securities. Additionally, the Fund may utilize derivative instruments to produce incremental earnings, to hedge existing positions and to increase flexibility.

During weak or declining markets or when growth opportunities are not available, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.


For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.

RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


   Market Risk
   Style Risk
   Foreign Risk


Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk
AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly.


Foreign Risk
The following are all components of foreign risk:


Country risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.


Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.


AXP VP -- New Dimensions Fund Performance (based on calendar years)
--------------------------------------------------------------------------------
                                                               +24.37%  +28.64%
1989   1990    1991   1992   1993       1994   1995     1996     1997     1998
--------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was 24.72% (quarter ending December 1998) and the lowest return for a calendar quarter was -11.79% (quarter ending September 1998).

The Fund's year to date return as of Sept. 30, 1999 was +7.22%.

 Average Annual Total Returns (as of Dec. 31, 1998)
                                     1 year                      Since inception
--------------------------------------------------------------------------------
 AXP VP -- New Dimensions Fund       +28.64%                           +24.29%a
 S&P 500 Index                       +28.57%                           +25.39%b
 Lipper Growth Fund Index            +25.69%                           +23.73%b
--------------------------------------------------------------------------------
a Inception date was May 1, 1996
b Measurement period started May 1, 1996.


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the variable accounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


The S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies are generally larger than those in which the Fund invests.


Lipper Growth Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Gordon Fines manages the day-to-day operations of AXP Variable Portfolio -- New Dimensions Fund. He joined AEFC in 1981 and currently serves as vice president and senior portfolio manager. He also serves as portfolio manager of Growth Trends Portfolio and leads the growth team for AEFC.


The Fund was patterned after an existing retail fund managed by AEFC, the Fund's investment advisor. The Fund has substantially the same investment policies, goals and objectives as the retail fund. In addition, the Fund will be managed by the same portfolio manager and will have substantially similar investment strategies, techniques and characteristics as the retail fund. However, the Fund is not the same as the retail fund. The Fund will have its own portfolio holdings and its own fees and operating expenses. Therefore, the performance of the Fund may be greater or less than the performance of the retail fund.


Fees and Expenses
Fund investors pay various expenses. The summary below describes the fees and expenses that you would pay if you buy a variable annuity or life insurance policy and allocate your purchase payments to the subaccount that invests in the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Because the Fund is the underlying investment vehicle for a variable annuity or life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your annuity contract or life insurance policy, including those that may be associated with surrender or withdrawal. Any charges that apply to the subaccount and your contract or policy are described in the annuity or life insurance policy prospectus.

ANNUAL FUND OPERATING  EXPENSES  (expenses that are deducted from Fund assets)


o    Management Fees
     The Fund pays IDS Life Insurance Company (IDS Life) a fee for managing its assets. For the most recent fiscal year, the following management fees were paid as a percentage of average daily net assets: AXP Variable Portfolio -- New Dimensions Fund 0.61%

o    Distribution  (12b-1)  Fees
     The Fund has a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.


o    Other  Expenses
     The Fund pays taxes, brokerage commissions and other nonadvisory expenses including administrative and accounting services.

Buying and Selling Shares

VALUING FUND SHARES

The net asset value (NAV) is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Standard Time (CST), each business day (any day the New York Stock Exchange is open).

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

PURCHASING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your annuity or life insurance policy prospectus.


TRANSFERRING/SELLING SHARES

There is no sales charge for the sale of Fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to the subaccount and your contract or policy are described in your annuity or life insurance policy prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.


You may provide instructions to sell any shares you allocated to the subaccounts. An authorized agent will mail your payment within seven days after accepting your surrender or withdrawal request. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.


Please refer to your annuity or life insurance policy prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.

Distributions and Taxes

The Fund distributes to shareholders (subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to the shareholders (subaccounts) as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is either long-term or short-term depending on the length of time the Fund held the security. Realized capital gains or losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENT

Since the distributions are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and annuities or life insurance policies is discussed in your annuity or life insurance policy prospectus.

About the Company

BUSINESS STRUCTURE

Investment Advisor:
American Express Financial Corporation

Executes Purchases and sales negotiates brokerage as directed by IDS Life.

Administrative Services Agent:
American Express Financial Corporation

Provides administrative and accounting services for the Fund: receives a fee based on assets.

Investment Manager:
IDS Life Insurance Company

Manages the Fund's investments and receives a fee based on average daily net assets.

Annuity or live insurance contract owners invest in a subaccount

Subaccount invests in the Fund

The Fund

Custodian:
American Express Trust Company

Provides safekeeping of assets: receives a fee that varies based on the number of securities held.

Sub-Custodian:  Bank of New York

ABOUT IDS LIFE AND AEFC

IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and located at IDS Tower 10, Minneapolis, MN 55440-0010. IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York.


IDS Life is a wholly-owned subsidiary of AEFC, located at IDS Tower 10, Minneapolis, MN 55440-0010. The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services. AEFC has been a provider of financial services since 1894 and as of the end of the most recent fiscal year managed more than $228 billion in assets.


AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.


YEAR 2000
The Fund could be adversely affected if the computer systems used by AEFC and the Fund's other service providers do not properly process and calculate date-related information from and after Jan. 1, 2000. While Year 2000-related computer problems could have a negative effect on the Fund, AEFC is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps.


The companies, governments or international markets in which the Fund invests also may be adversely affected by Year 2000 issues. To the extent a portfolio holding is adversely affected by a Year 2000 processing issue, the Fund's return could be adversely affected.

Financial Highlights
AXP VP -- New Dimensions Fund


Fiscal period ended Aug. 31,

Per share income and capital changesa

                                                       1999              1998            1997        1996b

Net asset value, beginning of period                   $13.29            $12.95          $9.94       $10.00

Income from investment operations:

Net investment income (loss)                           .06               .08             .10         .03

Net gains (losses) (both realized and unrealized       5.60              .34             3.01        (.06)

Total from investment operations                       5.66              .42             3.11        (.03)

Less distributions:

Dividends from net investment income                   (.06)            (.08)            (.10)       (.03)

Distributions from realized gains                      (.02)            --               --          --

Total distributions                                    (.08)           (.08)            (.10)        (.03)

Net asset value, end of period                         $18.87          $13.29           $12.95       $9.94

 Ratios/supplemental data
Net assets, end of period (in millions)                $3,538          $1,960           $1,307       $171

Ratio of expenses to average daily net assets          .68%            .69%             .72%         1.04%c

Ratio of net investment income (loss)
to average daily net assets                            .34%            .59%             1.04%        1.69%c

Portfolio turnover rate
(excluding short-term securities)                      27%             34%              29%          4%

Total returnd                                          42.61%          3.19%            31.40%       (.22%)

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception date was May 1, 1996.
c Adjusted to an annual basis.
d Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

The information in this table has been audited by KPMG LLP, independent auditors. The independent auditor's report and additional information about the performance of the Fund is contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Additional information about the Fund and its investments is available in the Fund's SAI, annual and semiannual reports to shareholders.

In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during the last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, or to make inquiries about the Fund, contact American Express Variable Portfolio Funds.

American Express Variable Portfolio Funds
IDS Tower 10
Minneapolis, MN 55440-0010
800-437-0602
TTY: 800-285-8846

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-800-SEC-0330). Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained by writing and paying a duplicating fee to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

Investment Company Act File #811-3218

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                 AXPSM Variable Portfolio - Income Series, Inc.
                      AXPSM Variable Portfolio - Bond Fund
                  AXPSM Variable Portfolio - Extra Income Fund
                 AXPSM Variable Portfolio - Federal Income Fund
                   AXPSM Variable Portfolio - Global Bond Fund
               AXPSM Variable Portfolio - Investment Series, Inc.
               AXPSM Variable Portfolio - Blue Chip Advantage Fund
                AXPSM Variable Portfolio - Capital Resource Fund
                     AXPSM Variable Portfolio - Growth Fund
                  AXPSM Variable Portfolio - International Fund
                 AXPSM Variable Portfolio - New Dimensions Fund
               AXPSM Variable Portfolio - Small Cap Advantage Fund
               AXPSM Variable Portfolio - Strategy Aggressive Fund
                 AXPSM Variable Portfolio - Managed Series, Inc.
            AXPSM Variable Portfolio - Diversified Equity Income Fund
             AXPSM Variable Portfolio - Managed Fund AXPSM Variable
                      Portfolio - Money Market Series, Inc.
                 AXPSM Variable Portfolio - Cash Management Fund

(singularly and collectively, where the context requires, referred to as the Fund)
                                  Oct. 29, 1999

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the Financial Statements contained in the most recent Annual Report to Shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express(R) Variable
Portfolio Funds, IDS Tower 10, Minneapolis, MN 55440-0010 or by calling 800-437-0602.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

                                TABLE OF CONTENTS


Fundamental Investment Policies.......................................p.3

Investment Strategies and Types of Investments.......................p.14

Information Regarding Risks and Investment Strategies................p.23

Security Transactions................................................p.46

Brokerage Commissions Paid to Brokers Affiliated with IDS Life.......p.49

Performance Information..............................................p.50

Valuing Fund Shares..................................................p.53

Selling Shares.......................................................p.55


Capital Loss Carryover...............................................p.55


Taxes................................................................p.55

Agreements...........................................................p.56

Organizational Information...........................................p.67

Board Members and Officers...........................................p.69

Compensation for Board Members.......................................p.72


Independent Auditors.................................................p.74

Appendix A:  Description of Money Market Securities..................p.75

Appendix B:  Description of Ratings..................................p.77

FUNDAMENTAL INVESTMENT POLICIES
-------------------------------------------------------------------------------

Throughout this SAI, the funds are referred to as follows:


AXP Variable  Portfolio - Blue Chip  Advantage  Fund (Blue Chip  Advantage)
AXP Variable  Portfolio - Bond Fund (Bond)
AXP Variable Portfolio - Capital Resource Fund (Capital  Resource)
AXP Variable  Portfolio - Cash  Management  Fund (Cash Management)
AXP Variable Portfolio - Diversified Equity Income Fund (Diversified Equity
 Income)
AXP Variable  Portfolio - Extra  Income Fund (Extra  Income)
AXP Variable Portfolio - Federal Income Fund (Federal Income)
AXP Variable Portfolio - Global Bond Fund (Global  Bond)
AXP Variable  Portfolio - Growth Fund (Growth)
AXP  Variable  Portfolio  -  International  Fund  (International)
AXP  Variable Portfolio - Managed Fund (Managed)
AXP Variable  Portfolio - New Dimensions Fund (New  Dimensions)
AXP Variable  Portfolio - Small Cap Advantage Fund (Small Cap Advantage)
AXP  Variable   Portfolio  -  Strategy  Aggressive  Fund  (Strategy Aggressive)


Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

Blue Chip Advantage

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

Bond

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Lend Fund securities in excess of 30% of the Fund's net assets, at market value.

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

Capital Resource

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Lend Fund securities in excess of 30% of the Fund's net assets, at market value.

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

Cash Management

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities.

o    Buy on margin or sell short.


o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of the fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o    Issue senior securities, except as permitted under the 1940 Act.


o Lend Fund securities in excess of 30% of the Fund's net assets, at market value.

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o    Purchase  common  stocks,   preferred   stocks,   warrants,   other  equity
     securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

o Make cash loans. However, the Fund does make short-term investments which it may have an agreement with the seller to reacquire

o    Buy or sell real estate, commodities or commodity contracts.

o Intentionally invest more than 25% of the Fund's assets taken at market value in any particular industry, except with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.

Diversified Equity Income

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

Extra Income

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.

Federal Income

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

Global Bond

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to AEFC, to the directors and officers of AEFC or to its own directors and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

Growth

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

International

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Lend Fund securities in excess of 30% of the Fund's net assets, at market value.

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Make a loan of any part of its assets to AEFC, to its directors and officers or to its own directors and officers.

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

Managed

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Lend Fund securities in excess of 30% of the Fund's net assets, at market value.

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Make a loan of any part of its assets to AEFC, to its directors and officers or to its own directors and officers.

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

New Dimensions

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to AEFC, to the directors and officers of AEFC or to its own directors and officers.

o    Lend Fund securities in excess of 30% of its net assets.

Small Cap Advantage

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

Strategy Aggressive

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Lend Fund securities in excess of 30% of the Fund's net assets, at market value.

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Make a loan of any part of its assets to AEFC, to its directors and officers or to its own directors and officers.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS
--------------------------------------------------------------------------------


This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.



----------------------------------------------- ----------------------------------------------------------------------
Investment strategies & types of investments:                               Allowable for
                                                                              the Fund?

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------

                                                                                                        Diversified
                                                 Blue Chip                     Capital         Cash         Equity
                                                 Advantage     Bond Fund      Resource      Management      Income
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Agency and Government Securities                    yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Borrowing                                           yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Cash/Money Market Instruments                       yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Collateralized Bond Obligations                     yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Commercial Paper                                    yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Common Stock                                        yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Convertible Securities                              yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Corporate Bonds                                     yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Debt Obligations                                    yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Depositary Receipts                                 yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Derivative Instruments                              yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Foreign Currency Transactions                       yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Foreign Securities                                  yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
High-Yield (High-Risk) Securities (Junk Bonds)       no           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Illiquid and Restricted Securities                  yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Indexed Securities                                  yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Inverse Floaters                                     no           yes            no             no            no
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Investment Companies                                yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Lending of Portfolio Securities                     yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Loan Participations                                 yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Mortgage- and Asset-Backed Securities                no           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Mortgage Dollar Rolls                                no           yes            no             no            no
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Municipal Obligations                               yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Preferred Stock                                     yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Real Estate Investment Trusts                       yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Repurchase Agreements                               yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Reverse Repurchase Agreements                       yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Short Sales                                          no            no            no             no            no
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Sovereign Debt                                      yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Structured Products                                 yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Variable- or Floating-Rate Securities               yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Warrants                                            yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
When-Issued Securities                              yes           yes            yes            no           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Zero-Coupon, Step-Coupon, and Pay-in-Kind           yes           yes            yes            no           yes
Securities


----------------------------------------------- ------------- ------------- -------------- ------------- -------------


----------------------------------------------- ----------------------------------------------------------------------
Investment strategies & types of investments:                               Allowable for
                                                                              the Fund?

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
                                                                Federal
                                                Extra Income     Income      Global Bond      Growth     International
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Agency and Government Securities                    yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Borrowing                                           yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Cash/Money Market Instruments                       yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Collateralized Bond Obligations                     yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Commercial Paper                                    yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Common Stock                                        yes            no            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Convertible Securities                              yes            no            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Corporate Bonds                                     yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Debt Obligations                                    yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Depositary Receipts                                 yes            no            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Derivative Instruments                              yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Foreign Currency Transactions                       yes            no            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Foreign Securities                                  yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
High-Yield (High-Risk) Securities (Junk Bonds)      yes            no            yes            no            no
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Illiquid and Restricted Securities                  yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Indexed Securities                                  yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Inverse Floaters                                    yes           yes            yes            no            no
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Investment Companies                                yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Lending of Portfolio Securities                     yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Loan Participations                                 yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Mortgage- and Asset-Backed Securities               yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Mortgage Dollar Rolls                               yes           yes            yes            no            no
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Municipal Obligations                               yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Preferred Stock                                     yes            no            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Real Estate Investment Trusts                       yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Repurchase Agreements                               yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Reverse Repurchase Agreements                       yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Short Sales                                          no           yes            no             no            no
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Sovereign Debt                                      yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Structured Products                                 yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Variable- or Floating-Rate Securities               yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Warrants                                            yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
When-Issued Securities                              yes           yes            yes           yes           yes
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
----------------------------------------------- ------------- ------------- -------------- ------------- -------------
Zero-Coupon, Step-Coupon, and Pay-in-Kind           yes           yes            yes           yes           yes
Securities

----------------------------------------------- ------------- ------------- -------------- ------------- -------------


----------------------------------------------- --------------------------------------------------------
Investment strategies & types of investments:                        Allowable for
                                                                       the Fund?

----------------------------------------------- --------------------------------------------------------
----------------------------------------------- ------------- ------------- -------------- -------------
                                                                  New         Small Cap      Strategy
                                                  Managed      Dimensions     Advantage     Aggressive
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Agency and Government Securities                    yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Borrowing                                           yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Cash/Money Market Instruments                       yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Collateralized Bond Obligations                     yes           yes            no            yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Commercial Paper                                    yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Common Stock                                        yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Convertible Securities                              yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Corporate Bonds                                     yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Debt Obligations                                    yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Depositary Receipts                                 yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Derivative Instruments                              yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Foreign Currency Transactions                       yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Foreign Securities                                  yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
High-Yield (High-Risk) Securities (Junk Bonds)      yes           yes            no            yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Illiquid and Restricted Securities                  yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Indexed Securities                                  yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Inverse Floaters                                    yes            no            no             no
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Investment Companies                                yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Lending of Portfolio Securities                     yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Loan Participations                                 yes           yes            no            yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Mortgage- and Asset-Backed Securities               yes           yes            no            yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Mortgage Dollar Rolls                               yes            no            no             no
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Municipal Obligations                               yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Preferred Stock                                     yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Real Estate Investment Trusts                       yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Repurchase Agreements                               yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Reverse Repurchase Agreements                       yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Short Sales                                          no            no            no             no
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Sovereign Debt                                      yes           yes            no            yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Structured Products                                 yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Variable- or Floating-Rate Securities               yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Warrants                                            yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
When-Issued Securities                              yes           yes            yes           yes
----------------------------------------------- ------------- ------------- -------------- -------------
----------------------------------------------- ------------- ------------- -------------- -------------
Zero-Coupon, Step-Coupon, and Pay-in-Kind           yes           yes            yes           yes
Securities
----------------------------------------------- ------------- ------------- -------------- -------------

The following are guidelines that may be changed by the board at any time:

Blue Chip Advantage

o The Fund may invest up to 20% of its total assets in foreign investments included in the market index.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.


Bond Fund


o Under normal market conditions, at least 65% of the Fund's total assets will be invested in bonds.

o At least 50% of the Fund's net assets will be invested in bonds rated investment - grade, unrated corporate bonds that are believed to be of investment grade quality, and government bonds.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may enter into interest rate futures contracts.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Capital Resource

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may enter into stock index futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Cash Management

o    The Fund may invest up to 25% of its total assets in foreign investments.

o    The Fund will not invest in securities that are not readily marketable.

o    The Fund may  invest  in  commercial  paper  rated  in the  highest  rating category by at least two nationally recognized statistical rating organizations (or by one, if only one rating is assigned) and in unrated paper determined by the board of directors to be of comparable quality. The Fund also may invest up to 5% of its assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

o Invest in an investment company beyond 5% of its total assets taken at market and then only on the open market where the dealer's or sponsor's profit is limited to the regular commission. However, the Fund will not purchase or retain the securities of other open-end investment companies.

Diversified Equity Income

o Under normal market conditions, the Fund will invest at least 65% of its net assets in dividend-paying common and preferred stocks.

o No more than 20% of the Fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o    The Fund will not invest in a company to control or manage it.


o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Extra Income

o The Fund may invest up to 10% of its total assets in common stocks, preferred stocks that do not pay dividends and warrants to purchase common stocks.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not buy on margin or sell short, except the Fund may enter into interest rate future contracts.

Federal Income

o Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.


o The Fund will not buy on margin, but it may make margin payments in connection with interest rate futures contracts.


o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

Global Bond

o Under normal market conditions, at least 80% of the Fund's net assets will be investment - grade corporate or government debt securities, including money market instruments, of issuers located in at least three different countries.

o The Fund may not purchase debt securities rated lower than B by Moody's Investors Service Inc. or the equivalent.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, but the Fund may make margin payments in connection with transactions in futures contracts.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

Growth

o    The Fund will not invest in bonds rated below investment grade.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.


International


o Under normal market conditions, at least 65% of the Fund's total assets will be invested in common stocks or securities convertible into common stocks of issuers invested in at least three foreign countries.


o Normally, investments in U.S. issuers generally will constitute less than 20% of the Fund's portfolio.


o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may enter into stock index futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest in securities of investment companies except by purchase in the open market where the dealer's or sponsor's profit is the regular commission. If any such investment is ever made, not more than 10% of the Fund's net assets, at market, will be so invested.

Managed

o Under normal market conditions, the Fund invests at least 50% of its total assets in common stocks.

o    The Fund may invest up to 25% of its total assets in foreign investment.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except it may enter into stock index futures and interest rate futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

New Dimensions

o    The Fund may invest up to 30% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, but the Fund may make margin payments in connection with transactions in stock index futures contracts.

o The Fund will not invest more than 10% of its assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

Small Cap Advantage

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.


Strategy Aggressive


o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may enter into stock index futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk will be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk


The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.


Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk


The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.


Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.


See the appendix for a discussion of money market securities and securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common stock of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend on, in whole or in part, (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

      Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

      Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day an investor would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Future contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

      Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

      Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

      Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Fund being required to defer recognizing losses incurred on futures contracts and on underlying securities identified as hedged positions.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

      Other Risks of Derivatives.

Derivatives are risky investments.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities.
There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Since investments in foreign countries usually involve currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put options, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities and Domestic Companies with Foreign Operations

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult - or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the securities of other investment companies includes: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price on the replacement date. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased prior to the scheduled delivery date, the investor loses the opportunity to participate in the gain.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities


These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions (either purchases or sales), it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS
-------------------------------------------------------------------------------

Subject to policies set by the board, IDS Life Insurance Company (IDS Life) is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, IDS Life has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. IDS Life intends to direct American Express Financial Corporation (AEFC) to execute trades and negotiate commissions on its behalf. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker. These services are covered by the Investment Advisory Agreement between IDS Life and AEFC. When AEFC acts on IDS Life's behalf, for the Fund, it follows the guidelines stated below.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing IDS Life to do so to the extent authorized by law, if IDS Life determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or IDS Life's or AEFC's overall responsibilities with respect to the Fund and the other funds for which they act as investment managers.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, IDS Life must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits IDS Life to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits IDS Life, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits IDS Life, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. IDS Life has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but IDS Life believes it may obtain better overall execution. IDS Life has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by IDS Life and AEFC in providing advice to all the funds and accounts advised by IDS Life and AEFC even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by IDS Life, AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal years noted below, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.

                                    Aug. 31, 1999             Aug. 31, 1998            Aug. 31, 1997
                                    -------------             -------------            -------------
Bond                                 $     63,860                $     85,301              $   168,718
Capital Resource                        6,309,750                   7,319,583                9,778,626
Cash Management                             -0-                       -0-                      -0-
Extra Income                                1,293                       4,211                    1,668
Global Bond                                 -0-                       -0-                      -0-
International                           8,124,560                   6,012,897                6,013,492
Managed                                 2,953,255                   2,698,065                3,490,303
New Dimensions                          1,277,847                   1,172,182                  657,014
Strategy Aggressive                     5,889,467                   6,553,128                7,958,360

In  fiscal  year  1999,  the  following   transactions   and  commissions   were
specifically directed to firms in exchange for research services:

                                       Transactions               Commissions
Bond                                       $ -                        $ -
Capital Resource                             -                         -
Cash Management                              -                         -
Extra Income                                 -                         -
Global Bond                                  -                         -
International                                -                         -
Managed                                   290,000                    14,500
New Dimensions                               -                         -
Strategy Aggressive                      2,111,000                  106,765

As of the end of the most recent fiscal year, International held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

As of the end of the most recent fiscal year, each Fund held securities of its regular brokers or dealers of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                                                  Value of Securities
Fund                                   Name of Issuer                         owned at End of Fiscal Year
Bond                                   Bank of America                                $  2,195,508
                                       Fleet Financial Group                            10,573,734
                                       Salomon Smith Barney                              8,289,607
Capital Resource                       Morgan Stanley                                   77,231,250
Cash Management                        Bank of America                                   3,089,840
                                       Fleet Funding                                    26,266,189
                                       Goldman Sachs Group                              23,624,357
                                       Merrill Lynch                                     4,000,000
                                       Morgan Guaranty                                   5,000,000
                                       Salomon Smith Barney                              4,960,583
Extra Income                           Lehman Brothers                                   2,177,500
Global Bond                            Lehman Brothers                                   1,101,183
                                       Morgan (JP)                                         886,950
Managed                                Bank of America                                  27,225,000
                                       Fleet Funding                                     1,893,627
                                       Merrill Lynch                                    26,452,262
                                       Morgan (JP)                                       4,434,750
                                       Morgan Stanley                                   62,214,063
                                       Salomon Smith Barney                              3,845,927
                                       Travelers Property Casualty                      14,200,000
New Dimensions                         Bank of America                                  44,377,356
                                       Morgan Stanley                                   38,966,598
                                       Salomom Smith Barney                             18,222,417
                                       Schwab (Charles)                                 14,875,700
Strategy Aggressive                    Fleet Funding                                    16,735,023
                                       Legg Mason                                          534,892
                                       Salomon Smith Barney                              7,292,732


The Fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary from year to year. The Fund may experience relatively higher portfolio turnover than normal during a period of rapid asset growth if smaller positions acquired in connection with portfolio diversification requirements are replaced by larger positions. High portfolio turnover could result in increased transaction costs.

The portfolio turnover rates for the two most recent fiscal years were as follows:

                                    Aug. 31, 1999             Aug. 31, 1998
                                    -------------             -------------
Bond                                      68%                        48%
Capital Resource                          56                         68
Extra Income                              50                         66
Global Bond                               56                         14
International                            102                         86
Managed                                   44                         50
New Dimensions                            27                         34
Strategy Aggressive                      207                        176

Blue Chip Advantage, Diversified Equity Income, Federal Income, Growth and Small Cap Advantage Funds did not begin operations until September 1999. Therefore, no brokerage information is provided for those Funds.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH IDS LIFE
--------------------------------------------------------------------------------

Affiliates of American Express Company (of which IDS Life is a wholly-owned indirect subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. IDS Life will use an American Express affiliate only if (i) IDS Life determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid by Bond, Cash Management, Extra Income, Global Bond and International to brokers affiliated with the Advisor for the three most recent fiscal years.


Information about brokerage commissions paid by the Funds for the last three fiscal years to brokers affiliated with the Advisor is contained in the following table:

                                      As of the end of Fiscal Year,

                                                                  1999                           1998          1997

                                             ----------------------------------------------  ------------  ------------

                                                                               Percent of
                     -------------  -----------  ------------  ------------    Aggregate     ------------  ------------
                                                                             Dollar Amount
                                                  Aggregate                        of         Aggregate     Aggregate
                                                    Dollar      Percent of    Transactions      Dollar        Dollar
                                                  amount of     Aggregate      Involving      Amount of     Amount of
Fund                                 Nature of   Commissions    Brokerage      Payment of    Commissions   Commissions
                        Broker      Affiliation    Paid to     Commissions    Commissions      Paid to       Paid to
                                                    Broker                                      Broker        Broker
Capital Resource     American       Wholly-owned   $582,267        9.23%         17.79%       $630,669      $817,190
Managed              Enterprise     subsidiary      215,973        7.31           9.88         123,736       227,619
New Dimensions       Investment     of the          165,340       12.94          29.28         129,771        20,404
Strategy Aggressive  Services Inc.  Advisor         203,181        3.45           5.13         414,129       183,327
--------------------

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                              P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in a fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

The total return of the S&P 500 Index is calculated by several sources. Blue Chip Advantage Fund will use the total return as calculated by Standard & Poor's Corporation (S&P) to measure the U.S. stock market. The total return is calculated by adding dividend income to price appreciation. Total return on the S&P 500 Index is determined by reinvesting cash dividends paid on stocks on the ex-dividend date that is, the date on or after which a sale of stock does not carry with it the right to a dividend already declared. S&P also makes adjustments for special dividends, such as stock dividends. The percentage changes for the indexes other than the S&P 500 Index reflect reinvestment of all distributions on a quarterly basis and changes in market prices. The percentage changes for all the indexes exclude brokerage commissions or other fees. By comparison, the Fund will incur such fees and other expenses.

Annualized yield

Bond, Diversified Equity Income, Extra Income, Federal Income and Global Bond may calculate an annualized yield by dividing the net investment income per share deemed earned during a 30-day period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                            Yield = 2[(a-b + 1)6 - 1]
                                       cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period


Bond's annualized yield was 6.62%, Extra Income's was 12.89% and Global Bond's was 4.39% for the 30-day period ended Aug. 31, 1999. Diversified Equity Income and Federal Income did not begin operations until September 1999. Therefore, no annualized yield has been calculated for these Funds.


The Fund 's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Fund's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to Fund shareholders are reflected in the distribution yield.

DISTRIBUTION YIELD

Distribution yield is calculated according to the following formula:

              D       x        F        = DY
             NAV              30

where:            D  =     sum of dividends for 30 day period
                NAV  =     beginning of period net asset value
                  F  =     annualizing factor
                 DY  =     distribution yield


Bond's distribution yield was 6.56%, Extra Income's was 12.50% and Global Bond's was 4.38% for the 30-day period ended Aug. 31, 1999. Diversified Equity Income and Federal Income did not begin operations until September 1999. Therefore, no distribution yield has been calculated for these Funds.


Cash Management Fund calculates annualized simple and compound yields based on a seven-day period.

The simple yield is calculated by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the return for the period, and multiplying that return by 365/7 to obtain an annualized figure. The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The Fund's yield does not include any realized or unrealized gains or losses.

The Fund calculates its compound yield according to the following formula:

Compound Yield = (return for seven day period + 1) x (365/7) - 1


Cash Management Fund's simple annualized yield was 4.73% and its compound yield was 4.84% for the seven days ended Aug. 31, 1999, the last business day of the Fund's fiscal year.


Yield, or rate of return, on Cash Management Fund shares may fluctuate daily and does not provide a basis for determining future yields. However, it may be used as one element in assessing how the Fund is meeting its goal. When comparing an investment in the Fund with savings accounts and similar investment alternatives, you must consider that such alternatives often provide an agreed to or guaranteed fixed yield for a stated period of time, whereas the Fund's yield fluctuates. In comparing the yield of one money market fund to another, you should consider the Fund's investment policies, including the types of investments permitted.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

VALUING FUND SHARES
--------------------------------------------------------------------------------

The value of an  individual  share is  determined  by using the net asset  value
(NAV) before shareholder transactions for the day. As of the end of the most recent fiscal year, the computation looked like this:

                                                             Shares outstanding
Fund                                                           at the end of                  Net asset value
                               Net assets      divided by       previous day        equals     of one share
--------------------------- ----------------- ------------- --------------------- ----------- ----------------
Bond                        $1,750,287,659                      165,705,950                       $10.56
Capital Resource            5,620,566,543                       162,355,580                        34.62
Extra Income                  638,037,876                        72,957,929                         8.75
Global Bond                   197,426,231                        20,069,246                         9.84
International               2,221,030,793                       128,714,852                        17.26
Managed                     5,045,730,836                       267,822,635                        18.84
New Dimensions              3,538,224,646                       187,521,775                        18.87
Strategy Aggressive         2,327,321,980                       141,404,983                        16.46

----------------------------------------------------------------------------------------------------------

Blue Chip Advantage, Diversified Equity Income, Federal Income, Growth and Small Cap Advantage did not begin operations until September 1999. Therefore, they are not included in this chart.

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and if none exists, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System, are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price, and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

     Cash Management Fund intends to use its best efforts to maintain a constant net asset value of $1 per share although there is no assurance it will be able to do so. Accordingly, the Fund uses the amortized cost method in valuing its portfolio.

o Short-term securities maturing in 60 days or less are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized capital gains or losses. All of the securities in the Fund's portfolio will be valued at their amortized cost.

In addition, Cash Management Fund must abide by certain conditions. It must only invest in securities of high quality which present minimal credit risks as determined by the board of directors. This means that the rated commercial paper in the Fund's portfolio will be issues that have been rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one if only one rating is assigned) and in unrated paper determined by the Fund's board of directors to be comparable. The Fund must also purchase securities with original or remaining maturities of 13 months or less, and maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the board of directors must establish procedures designed to stabilize the Fund's price per share for purposes of sales and redemptions at $1 to the extent that it is reasonably possible to do so. These procedures include review of the Fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the Fund's net asset value per share computed by using the available market quotations deviates from a share value of $1 as computed using the amortized cost method. The board must consider any deviation that appears, and if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the board determines that a deviation exists that may result in a material dilution of the holdings of the variable accounts or investors, or in other unfair consequences for such people, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions in kind, and selling securities before maturity in order to realize capital gain or loss or to shorten average portfolio maturity.


In other words, while the amortized cost method provides certainty and consistency in portfolio valuation, it may, from time to time, result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates, the yield on Cash Management Fund's shares may be higher than if valuations of portfolio securities were made based on actual market prices and estimates of market prices. Accordingly, if use of the amortized cost method were to result in a lower portfolio value at a given time, a prospective investor in the Fund would be able to obtain a somewhat higher yield than if portfolio valuation were based on actual market values. The variable accounts, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

SELLING SHARES
-------------------------------------------------------------------------------

The Fund will sell any shares presented by the shareholders (variable accounts or subaccounts) for sale. The policies on when or whether to buy or sell Fund shares are described in your annuity or life insurance policy prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all contract owners.

REJECTION OF BUSINESS

The Fund reserves the right to reject any business, in its sole discretion.


CAPITAL LOSS CARRYOVER
--------------------------------------------------------------------------------

For federal income tax purposes, the Bond, Extra Income and Global Bond Funds had total capital loss carryovers of $91,037,357 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

Fund                                   2007                         2008
----                              ---------------            -----------
Bond                                $14,566,694                  $42,662,347
Extra Income                          6,538,287                   22,710,560
Global Bond                             938,847                    3,620,622

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

TAXES
--------------------------------------------------------------------------------

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

--------------------------------------------------------------------------------
AGREEMENTS

Investment Management Services Agreement

IDS Life, a wholly-owned subsidiary of AEFC, is the investment manager for the Fund. Under the Investment Management Services Agreement, IDS Life, subject to the policies set by the board, provides investment management services.

For its services, IDS Life is paid a fee monthly based on the following schedule. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Blue Chip Advantage

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $0.50              0.560%
Next              0.50              0.545
Next              1.00              0.530
Next              1.00              0.515
Next              3.00              0.500
Over              6.00              0.470


Bond Fund

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $1                 0.610%
Next              1                 0.595
Next              1                 0.580
Next              3                 0.565
Next              3                 0.550
Over              9                 0.535


Capital Resource


       Assets                Annual rate at
      (billions)            each asset level
First            $1                 0.630%
Next              1                 0.615
Next              1                 0.600
Next              3                 0.585
Over              6                 0.570

Cash Management

       Assets                Annual rate at
      (billions)            each asset level
First            $1.0               0.510%
Next              0.5               0.493
Next              0.5               0.475
Next              0.5               0.458
Over              2.5               0.440


Diversified Equity Income

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $0.50              0.560%
Next              0.50              0.545
Next              1.00              0.530
Next              1.00              0.515
Next              3.00              0.500
Over              6.00              0.470


Extra Income

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $1                 0.620%
Next              1                 0.605
Next              1                 0.590
Next              3                 0.575
Next              3                 0.560
Over              9                 0.545


Federal Income

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $1.00              0.610%
Next              1.00              0.595
Next              1.00              0.580
Next              3.00              0.565
Next              3.00              0.550
Over              9.00              0.535

Global Bond

       Assets                Annual rate at
      (billions)            each asset level
First            $0.25              0.840%
Next              0.25              0.825
Next              0.25              0.810
Next              0.25              0.795
Over              1.00              0.780


Growth

       Assets                Annual rate at
      (billions)            each asset level
First            $1.00              0.630%
Next              1.00              0.615
Next              1.00              0.600
Next              3.00              0.585
Over              6.00              0.570


International

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $0.25              0.870%
Next              0.25              0.855
Next              0.25              0.840
Next              0.25              0.825
Next              1.00              0.810
Over              2.00              0.795


Managed

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $0.5               0.630%
Next              0.5               0.615
Next              1.0               0.600
Next              1.0               0.585
Next              3.0               0.570
Over              6.0               0.550

New Dimensions

       Assets                Annual rate at
      (billions)            each asset level
First            $1                 0.630%
Next              1                 0.615
Next              1                 0.600
Next              3                 0.585
Over              9                 0.570


Small Cap Advantage

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $0.25              0.790%
Next              0.25              0.770
Next              0.25              0.750
Next              0.25              0.730
Next              1.00              0.710
Over              2.00              0.650


Strategy Aggressive

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $0.25              0.650%
Next              0.25              0.635
Next              0.25              0.620
Next              0.25              0.605
Next              1.00              0.590
Over              2.00              0.575

For Blue Chip Advantage, Diversified Equity Income, Growth and Small Cap Advantage, before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one share of the Fund and the change in the (i) Lipper Growth and Income Fund Index (Index) for Blue Chip Advantage and Growth, (ii) Lipper Equity Income Fund Index for Diversified Equity Income, and (iii) the Lipper Small Cap Fund Index for Small Cap Advantage. The performance of one share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's shares, the base fee will be decreased. For Blue Chip Advantage, Diversified Equity Income and Growth, the maximum monthly increase or decrease will be 0.08% of each Fund's average net assets on an annual basis. For Small Cap Advantage, the maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.


The 12 month comparison period will roll over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

On the last day of the most recent fiscal year, the daily rate applied to the Fund's assets (on an annual basis) was 0.604% for Bond, 0.601% for Capital Resource, 0.510% for Cash Management, 0.620% for Extra Income, 0.840% for Global Bond, 0.825% for International, 0.589% for Managed, 0.610% for New Dimensions, 0.604% for Strategy Aggressive. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Blue Chip Advantage, Diversified Equity Income, Federal Income, Growth and Small Cap Advantage began operations September 1999. Therefore, they are not included in these listings for the fiscal year ended Aug. 31, 1999.

The management fee is paid monthly. Under the agreement,  advisory expenses paid for the following fiscal years were as follows:
Fund                                            1999                    1998                   1997
Bond                                        $11,191,880            $11,816,239            $11,582,416
--------------------------------------
Capital Resource                             33,169,737             31,852,411             27,562,075
--------------------------------------
Cash Management                               2,828,782              2,041,502              1,845,243
--------------------------------------
Extra Income                                  3,725,928              2,988,028              1,070,942
--------------------------------------
Global Bond                                   1,689,945              1,338,718                576,997
--------------------------------------
International                                17,609,972             18,268,846             16,844,405
--------------------------------------
Managed                                      29,584,681             28,641,618             23,778,006
--------------------------------------
New Dimensions                               17,935,431             11,769,360              4,581,562
--------------------------------------
Strategy Aggressive                          13,697,732             15,625,616             13,049,949


Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and expenses, audit expenses, cost of items sent to contract owners, postage, fees and expenses paid to board members who are not officers or employees of IDS Life or AEFC, fees and expenses of attorneys, costs of fidelity and surety bonds, SEC registration fees, expenses of preparing prospectuses and of printing and distributing prospectuses to existing contract owners, losses due to theft or other wrong doing or due to liabilities not covered by bond or agreement, expenses incurred in connection with lending securities and expenses properly payable by the Fund, approved by the board. All other expenses are borne by IDS Life.

Under the agreement,  nonadvisory  expenses paid for the following  fiscal years were as follows:
Fund                                            1999                    1998                   1997
Bond                                      $  451,601               $  306,961                $  470,062
--------------------------------------
Capital Resource                             711,962                  691,029                 1,216,304
--------------------------------------
Cash Management                              116,861                   90,399                   112,930
--------------------------------------
Extra Income                                 160,872                   82,924                    29,848
--------------------------------------
Global Bond                                  112,238                   73,014                    53,806
--------------------------------------
International                              1,431,821                1,494,878                 1,971,367
--------------------------------------
Managed                                      657,770                  694,841                   781,442
--------------------------------------
New Dimensions                               627,887                  379,620                   311,923
--------------------------------------
Strategy Aggressive                          499,525                  389,523                   595,678

Investment Advisory Agreement

IDS Life and AEFC have an Investment Advisory Agreement under which AEFC executes purchases and sales and negotiates brokerage as directed by IDS Life. For its services, IDS Life pays AEFC an annual fee of 0.25% of each Fund's average daily net assets except for International whose fee is 0.35%. Blue Chip Advantage, Diversified Equity Income, Federal Income, Growth and Small Cap Advantage began operations September 1999. Therefore, they are not included in these listings for the fiscal year ended Aug. 31, 1999.

Under the  Agreement,  the Advisor paid AEFC for the  following  fiscal years as follows:
Fund                                            1999                    1998                   1997
Bond                                        $4,639,445             $ 4,869,052            $ 4,808,246
--------------------------------------
Capital Resource                            13,791,067              13,148,180             11,405,895
--------------------------------------
Cash Management                              1,386,766                 995,844                907,423
--------------------------------------
Extra Income                                 1,502,390               1,190,430                431,464
--------------------------------------
Global Bond                                    502,960                 395,622                172,596
--------------------------------------
International                                7,456,590               7,744,185              7,127,500
--------------------------------------
Managed                                     12,548,106              12,132,138             10,013,842
--------------------------------------
New Dimensions                               7,296,923               4,691,961              1,821,928
--------------------------------------
Strategy Aggressive                          5,662,457               6,496,353              5,385,048

Sub-Investment Advisor:

American Express Asset Management International Inc. (Sub-Advisor), a wholly-owned subsidiary of AEFC located at IDS Tower 10, Minneapolis, MN 55440-0010 sub-advises the assets in the International Equity Fund. Sub-Advisor, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under an Investment Advisory Agreement with AEFC.

Under the agreement, the Sub-Advisor receives an annual fee of 0.35% of daily net assets.

Under the agreement, the total amount paid for International Fund was $7,456,590 for fiscal year 1999, $7,744,185 for fiscal year 1998, and $7,127,500 for fiscal year 1997.

American  Express  Asset   Management  Group  Inc.   (Sub-Advisor)  an  indirect
subsidiary of AEFC located at IDS Tower 10, Minneapolis, MN 55440-0010, sub-advises the assets of Strategy Aggressive Fund. Sub-Advisor, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under an Investment Advisory Agreement with AEFC. Under the agreement, the Sub-Adviser receives an annual fee of 0.35% of average daily net assets.

Under the agreement, the Sub-Advisor receives an annual fee of 0.35% of daily net assets.

Under the agreement, the total amount paid for Strategy Aggressive Fund was $5,662,457 for fiscal year 1999, $6,496,353 for fiscal year 1998, and $5,385,048 for fiscal year 1997.

Kenwood Capital Management LLC (Sub-Advisor) an indirect subsidiary of AEFC located at IDS Tower 10, Minneapolis, MN 55440-0010, sub-advises the assets of Small Cap Advantage Fund. Sub-Advisor, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under an Investment Advisory Agreement with AEFC. Under the agreement, the Sub-Advisor receives an annual fee of 0.35% of average daily net assets. Small Cap Advantage did not begin operations until September 1999. As a result, no fees were paid during the prior fiscal year.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC a fee for providing administration and accounting services. The fee, based on the following schedule, is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Blue Chip Advantage

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $0.50             0.040%
Next              0.50             0.035
Next              1.00             0.030
Next              1.00             0.025
Next              3.00             0.020
Over              6.00             0.020

Bond Fund

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $1                0.050%
Next              1                0.045
Next              1                0.040
Next              3                0.035
Next              3                0.030
Over              9                0.025


Capital Resource

       Assets                Annual rate at
      (billions)            each asset level
First            $1                0.050%
Next              1                0.045
Next              1                0.040
Next              3                0.035
Over              6                0.030


Cash Management

       Assets                Annual rate at
      (billions)            each asset level
First            $1.0              0.030%
Next              0.5              0.027
Next              0.5              0.025
Next              0.5              0.022
Over              2.5              0.020


Diversified Equity Income

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $0.50             0.040%
Next              0.50             0.035
Next              1.00             0.030
Next              1.00             0.025
Next              3.00             0.020
Over              6.00             0.020

Extra Income

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $1                0.050%
Next              1                0.045
Next              1                0.040
Next              3                0.035
Next              3                0.030
Over              9                0.025


Federal Income

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $1.00             0.050%
Next              1.00             0.045
Next              1.00             0.040
Next              3.00             0.035
Next              3.00             0.030
Over              9.00             0.025


Global Bond

       Assets                Annual rate at
      (billions)            each asset level
First            $0.25             0.060%
Next              0.25             0.055
Next              0.25             0.050
Next              0.25             0.045
Over              1.00             0.040


Growth

       Assets                Annual rate at
      (billions)            each asset level
First            $1.00             0.050%
Next              1.00             0.045
Next              1.00             0.040
Next              3.00             0.035
Over              6.00             0.030

International

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $0.25             0.060%
Next              0.25             0.055
Next              0.25             0.050
Next              0.25             0.045
Next              1.0              0.040
Over              2.0              0.035


Managed

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $0.5              0.040%
Next              0.5              0.035
Next              1.0              0.030
Next              1.0              0.025
Next              3.0              0.020
Over              6.0              0.020


New Dimensions

       Assets                Annual rate at
      (billions)            each asset level
First            $1                0.050%
Next              1                0.045
Next              1                0.040
Next              3                0.035
Over              6                0.030


Small Cap Advantage

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $0.25             0.060%
Next              0.25             0.055
Next              0.25             0.050
Next              0.25             0.045
Next              1.00             0.040
Over              2.00             0.035

Strategy Aggressive

       Assets                Annual rate at
      (billions)            each asset level
      ----------            ----------------
First            $0.25             0.060%
Next              0.25             0.055
Next              0.25             0.050
Next              0.25             0.045
Next              1.00             0.040
Over              2.00             0.035


On the last day of the most recent fiscal year, the daily rates applied to the Funds' net assets on an annual basis were:

Fund                    Daily Rates        Fees Paid During Prior Fiscal Year
----                    -----------        ----------------------------------
Bond                       0.048%                    $   933,030
Capital Resource           0.040                       2,297,747
Cash Management            0.030                         173,728
Extra Income               0.050                         321,400
Global Bond                0.060                         123,793
International              0.045                         997,689
Managed                    0.026                       1,402,710
New Dimensions             0.043                       1,339,605
Strategy Aggressive        0.045                       1,046,623

Blue Chip Advantage, Diversified Equity Income, Federal Income, Growth and Small Cap Advantage did not begin operations until September 1999. Therefore, they are not included in this list.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and servicing, the Fund and IDS Life entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, IDS Life is paid a fee up to actual expenses incurred at an annual rate of up to 0.125% of the Fund's average daily net assets.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of shares; and overhead appropriately allocated to the sale of shares. These expenses also include costs of providing personal service to contract owners. A substantial portion of the costs are not specifically identified to any one of the American Express Variable Portfolio Funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund or by IDS Life. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. The Plan was not effective during the fiscal year. As a result, no fees were paid. The fee is not allocated to any one service (such as advertising, payments to underwriters or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United Stated are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION
--------------------------------------------------------------------------------

The Fund is an open-end management investment company. The Fund headquarters are at IDS Tower 10, Minneapolis, MN 55440-0010.

SHARES

The Fund is owned by the subaccounts, its shareholders. The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your annuity or life insurance policy prospectus. All shares have voting rights over the Fund's management and fundamental policies. Each share is entitled to one vote for each share owned. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that shareholders have as many votes as the number of shares owned, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.


FUND HISTORY TABLE FOR FUNDS MANAGED BY IDS LIFE

                                      Date of       Form of      State of       Fiscal     Diversified
                                    Organization  Organization Organization    Year End
----------------------------------- ------------- ------------ ------------- ------------- -------------
IDS Life Series Fund, Inc.             5/8/85     Corporation       MN           4/30
   Equity Portfolio                                                                            Yes
   Equity Income Portfolio                                                                     Yes
   Government Securities                                                                       Yes
   Portfolio
   Income Portfolio                                                                            Yes
   International Equity Portfolio                                                              Yes
   Managed Portfolio                                                                           Yes
   Money Market Portfolio                                                                      Yes
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio - Income       4/27/81,    Corporation     NV/MN          8/31
Series, Inc.                          6/13/86*
   AXP Variable Portfolio - Bond                                                               Yes
   Fund
   AXP Variable Portfolio - Extra                                                              Yes
   Income Fund
   AXP Variable Portfolio -                                                                    Yes
   Federal Income Fund
   AXP Variable Portfolio -                                                                     No
   Global Bond Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio -              4/27/81,    Corporation     NV/MN          8/31
Investment Series, Inc.               6/13/86*
   AXP Variable Portfolio - Blue                                                               Yes
   Chip Advantage Fund
   AXP Variable Portfolio -                                                                    Yes
   Capital Resource Fund
   AXP Variable Portfolio -                                                                    Yes
   Growth Fund
   AXP Variable Portfolio                                                                      Yes
   -International Fund
   AXP Variable Portfolio - New                                                                Yes
   Dimensions Fund
   AXP Variable Portfolio - Small                                                              Yes
   Cap Advantage Fund
   AXP Variable Portfolio -                                                                    Yes
   Strategy Aggressive Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio - Managed       3/5/85     Corporation       MN           8/31
Series, Inc.
   AXP Variable Portfolio -                                                                    Yes
   Diversified Equity Income Fund
   AXP Variable Portfolio -                                                                    Yes
   Managed Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio - Money        4/27/81,    Corporation     NV/MN          8/31
Market Series, Inc.                   6/13/86*
   AXP Variable Portfolio - Cash                                                               Yes
   Management Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------

* Date merged into a Minnesota corporation.

BOARD MEMBERS AND OFFICERS
-------------------------------------------------------------------------------

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 58 American Express funds.


H. Brewster Atwater, Jr.'
Born in 1931
4900 IDS Tower
Minneapolis, MN

Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Arne H. Carlson+'*
Born in 1934
901 S. Marquette Ave.
Minneapolis, MN

Chairman and chief executive officer of the Fund. Chairman, Board Services Corporation (provides administrative services to boards). Former Governor of Minnesota.

Lynne V. Cheney
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, and Union Pacific Resources.

William H. Dudley'**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Senior adviser to the chief executive officer of AEFC.

David R. Hubers**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones+
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), C-Cor Electronics, Inc., and Amnex, Inc. (communications).

William R. Pearce'
Born in 1927
2050 One Financial Plaza
Minneapolis, MN

RII Weyerhaeuser World Timberfund, L.P. (develops timber resources) - management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors). Former chairman, Board Services Corporation.

Alan K. Simpson+
Born in 1931
1201 Sunshine Ave.
Cody, WY

Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power) and Biogen (bio-pharmaceuticals).

John R. Thomas+'**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC.

C. Angus Wurtele+'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Retired chairman of the board and chief executive officer, The Valspar Corporation (paints). Director, Valspar, Bemis Corporation (packaging) and General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of investment review committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. In addition to Mr. Carlson, who is chairman of the board, and Mr. Thomas, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and employees of AEFC:

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director    and    senior    vice    president-investments    of   AEFC.    Vice
president-investments for the Fund.

Frederick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president - taxable mutual fund investments of AEFC. Vice president - fixed income investments for the Fund.

John M. Knight
Born in 1952
IDS Tower 10
Minneapolis, MN

Vice President - investment accounting of AEFC. Treasurer for the Fund.

COMPENSATION FOR BOARD MEMBERS
--------------------------------------------------------------------------------


During the most recent fiscal year, the independent members of the Fund board, for attending up to 27 meetings, received the following compensation:

                                            Compensation Table
                                          for AXP VP - Bond Fund

                                                                          Total cash compensation from the
                                       ---------------------------------     American Express funds and
Board member                                       Aggregate                Preferred Master Trust Group
                                       ---------------------------------
                                          compensation from the Fund
H. Brewster Atwater, Jr.                            $2,158                           $117,900
Lynne V. Cheney                                      1,820                             96,900
Heinz F. Hutter                                      1,833                             98,400
Anne P. Jones                                        2,081                            112,400
William R. Pearce                                      717                             39,000
Alan K. Simpson                                      1,820                             96,900
Edson W. Spencer                                     1,517                             81,000
Wheelock Whitney                                     1,392                             73,500
C. Angus Wurtele                                     2,258                            123,900

                                            Compensation Table
                                    for AXP VP - Capital Resource Fund

                                                                          Total cash compensation from the
                                       ---------------------------------  ---------------------------------
Board member                                       Aggregate                 American Express funds and
                                          compensation from the Fund        Preferred Master Trust Group
H. Brewster Atwater, Jr.                            $3,725                           $117,900
Lynne V. Cheney                                      3,479                             96,900
Heinz F. Hutter                                      3,400                             98,400
Anne P. Jones                                        3,756                            112,400
William R. Pearce                                    1,342                             39,000
Alan K. Simpson                                      3,479                             96,900
Edson W. Spencer                                     2,833                             81,000
Wheelock Whitney                                     2,708                             73,500
C. Angus Wurtele                                     3,825                            123,900

                                            Compensation Table
                                  for AXP VP - Money Market Series, Inc.

                                                                          Total cash compensation from the
                                       ---------------------------------  ---------------------------------
Board member                                       Aggregate                 American Express funds and
                                          compensation from the Fund        Preferred Master Trust Group
H. Brewster Atwater, Jr.                            $1,392                           $117,900
Lynne V. Cheney                                      1,008                             96,900
Heinz F. Hutter                                      1,067                             98,400
Anne P. Jones                                        1,260                            112,400
William R. Pearce                                      425                             39,000
Alan K. Simpson                                      1,008                             96,900
Edson W. Spencer                                       867                             81,000
Wheelock Whitney                                       742                             73,500
C. Angus Wurtele                                     1,492                            123,900


                                            Compensation Table
                                      for AXP VP - Extra Income Fund

                                                                          Total cash compensation from the
                                       ---------------------------------  ---------------------------------
Board member                                       Aggregate                 American Express funds and
                                          compensation from the Fund        Preferred Master Trust Group
H. Brewster Atwater, Jr.                            $1,392                           $117,900
Lynne V. Cheney                                      1,008                             96,900
Heinz F. Hutter                                      1,067                             98,400
Anne P. Jones                                        1,260                            112,400
William R. Pearce                                      425                             39,000
Alan K. Simpson                                      1,008                             96,900
Edson W. Spencer                                       867                             81,000
Wheelock Whitney                                       742                             73,500
C. Angus Wurtele                                     1,492                            123,900

                                            Compensation Table
                                      for AXP VP - Global Bond Fund

                                                                          Total cash compensation from the
                                       ---------------------------------  ---------------------------------
Board member                                       Aggregate                 American Express funds and
                                          compensation from the Fund        Preferred Master Trust Group
H. Brewster Atwater, Jr.                            $1,225                            117,900
Lynne V. Cheney                                        831                             96,900
Heinz F. Hutter                                        900                             98,400
Anne P. Jones                                        1,082                            112,400
William R. Pearce                                      342                             39,000
Alan K. Simpson                                        831                             96,900
Edson W. Spencer                                       733                             81,000
Wheelock Whitney                                       608                             73,500
C. Angus Wurtele                                     1,325                            123,900

                                            Compensation Table
                                     for AXP VP - International Fund

                                                                          Total cash compensation from the
                                       ---------------------------------  ---------------------------------
Board member                                       Aggregate                 American Express funds and
                                          compensation from the Fund        Preferred Master Trust Group
H. Brewster Atwater, Jr.                            $2,192                           $117,900
Lynne V. Cheney                                      1,856                             96,900
Heinz F. Hutter                                      1,867                             98,400
Anne P. Jones                                        2,118                            112,400
William R. Pearce                                      717                             39,000
Alan K. Simpson                                      1,856                             96,900
Edson W. Spencer                                     1,550                             81,000
Wheelock Whitney                                     1,425                             73,500
C. Angus Wurtele                                     2,292                            123,900


                                            Compensation Table
                                    for AXP VP - Managed Series, Inc.

                                                                          Total cash compensation from the
                                       ---------------------------------  ---------------------------------
Board member                                       Aggregate                 American Express funds and
                                          compensation from the Fund        Preferred Master Trust Group
H. Brewster Atwater, Jr.                            $3,592                           $117,900
Lynne V. Cheney                                      3,338                             96,900
Heinz F. Hutter                                      3,267                             98,400
Anne P. Jones                                        3,613                            112,400
William R. Pearce                                    1,300                             39,000
Alan K. Simpson                                      3,338                             96,900
Edson W. Spencer                                     2,717                             81,000
Wheelock Whitney                                     2,592                             73,500
C. Angus Wurtele                                     3,692                            123,900

                                            Compensation Table
                                     for AXP VP - New Dimensions Fund

                                                                          Total cash compensation from the
                                       ---------------------------------  ---------------------------------
Board member                                       Aggregate                 American Express funds and
                                          compensation from the Fund        Preferred Master Trust Group
H. Brewster Atwater, Jr.                            $2,192                           $117,900
Lynne V. Cheney                                      1,856                             96,900
Heinz F. Hutter                                      1,867                             98,400
Anne P. Jones                                        2,114                            112,400
William R. Pearce                                      800                             39,000
Alan K. Simpson                                      1,856                             96,900
Edson W. Spencer                                     1,517                             81,000
Wheelock Whitney                                     1,392                             73,500
C. Angus Wurtele                                     2,292                            123,900

                                            Compensation Table
                                  for AXP VP - Strategy Aggressive Fund

                                                                          Total cash compensation from the
                                       ---------------------------------  ---------------------------------
Board member                                       Aggregate                 American Express funds and
                                          compensation from the Fund        Preferred Master Trust Group
H. Brewster Atwater, Jr.                            $2,325                           $117,900
Lynne V. Cheney                                      1,997                             96,900
Heinz F. Hutter                                      2,000                             98,400
Anne P. Jones                                        2,261                            112,400
William R. Pearce                                      758                             39,000
Alan K. Simpson                                      1,997                             96,900
Edson W. Spencer                                     1,667                             81,000
Wheelock Whitney                                     1,542                             73,500
C. Angus Wurtele                                     2,425                            123,900

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

Blue Chip advantage, Diversified Equity Income, Federal Income, Growth and Small Cap Advantage did not begin operations until September 1999. Therefore, they paid no board compensation for the past fiscal year.

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                   APPENDIX A

                     DESCRIPTION OF MONEY MARKET SECURITIES

The types of instruments that form the major part of the Fund's investments are described below.

Certificates of Deposit -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited, plus interest, on the date specified on the certificate.

Time Deposit -- A time deposit is a non-negotiable deposit in a bank for a fixed period of time.

Bankers' Acceptances -- A bankers' acceptance arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. It is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Commercial  Paper  --  Commercial  paper  is  generally   defined  as  unsecured
short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from one day to nine months.

Commercial  paper rated A by  Standard & Poor's  Corporation  has the  following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further rated by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services Inc. Issuers rated Prime are further rated by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products; (4) liquidity; (5) amount and quality of long-term debt; (6) ten year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Letters of Credit -- A letter of credit is a short-term note issued in bearer form with a bank letter of credit which provides that the bank pay to the bearer the amount of the note upon presentation.

U.S. Treasury Bills -- Treasury bills are issued with maturities of any period up to one year. Three-month and six-month bills are currently offered by the Treasury on 13-week and 26-week cycles respectively and are auctioned each week by the Treasury. Treasury bills are issued in book entry form and are sold only on a discount basis, i.e., the difference between the purchase price and the maturity value constitutes interest income for the investor. If they are sold before maturity, a portion of the income received may be a short-term capital gain.

U.S.  Government  Agency  Securities  --  Federal  agency  securities  are  debt
obligations  which  principally   result  from  lending  programs  of  the  U.S.
government. Housing and agriculture have traditionally been the principal beneficiaries of Federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Repurchase Agreements -- A repurchase agreement involves the acquisition of securities by the Fund, with the concurrent agreement by a bank (or securities dealer if permitted by law or regulation), to reacquire the securities at the Fund's cost, plus interest, within a specified time. The Fund thereby receives a fixed rate of return on this investment, one that is insulated from market and rate fluctuations during the holding period. In these transactions, the securities acquired by the Fund have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian until required.

Floating rate instruments -- These instruments pay interest at a rate tied to an external interest rate. The rate changes whenever there is a change in the external interest rate.

If AEFC becomes aware that a security owned by the Fund is downgraded below the second highest rating, AEFC will either sell the security or recommend to the Fund's board why it should not be sold.

                                   APPENDIX B


                             DESCRIPTION OF RATINGS


                         Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o    Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainies or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.


                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
         Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

               AXPSM Variable Portfolio - Investment Series, Inc.
                 AXPSM Variable Portfolio - New Dimensions Fund


                                  Oct. 29, 1999

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial Statements contained in the most recent Annual Report to Shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express(R) Variable
Portfolio Funds, IDS Tower 10, Minneapolis, MN 55440-0010 or by calling 800-437-0602.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

                                TABLE OF CONTENTS


Fundamental Investment Policies......................................p.3

Investment Strategies and Types of Investments.......................p.5

Information Regarding Risks and Investment Strategies................p.7

Security Transactions...............................................p.30

Brokerage Commissions Paid to Brokers Affiliated with IDS Life......p.32

Performance Information.............................................p.33

Valuing Fund Shares.................................................p.34

Selling Shares......................................................p.35


Taxes...............................................................p.35


Agreements..........................................................p.36

Organizational Information..........................................p.38

Board Members and Officers..........................................p.40

Compensation for Board Members......................................p.43


Independent Auditors................................................p.43


Appendix:  Description of Ratings...................................p.44

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

Throughout this SAI, the Fund is referred to as follows:

AXP Variable Portfolio - New Dimensions Fund  (New Dimensions)

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to AEFC, to the directors and officers of AEFC or to its own directors and officers.

o    Lend Fund securities in excess of 30% of its net assets.

Except for the fundamental policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS
--------------------------------------------------------------------------------


This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.


----------------------------------------------- --------------------------
Investment strategies & types of investments:    Allowable for the Fund?

----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Agency and Government Securities                           yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Borrowing                                                  yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Cash/Money Market Instruments                              yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Collateralized Bond Obligations                            yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Commercial Paper                                           yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Common Stock                                               yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Convertible Securities                                     yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Corporate Bonds                                            yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Debt Obligations                                           yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Depositary Receipts                                        yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Derivative Instruments                                     yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Foreign Currency Transactions                              yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Foreign Securities                                         yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
High-Yield (High-Risk) Securities (Junk Bonds)             yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Illiquid and Restricted Securities                         yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Indexed Securities                                         yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Inverse Floaters                                           no
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Investment Companies                                       yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Lending of Portfolio Securities                            yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Loan Participations                                        yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Mortgage- and Asset-Backed Securities                      yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Mortgage Dollar Rolls                                      no
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Municipal Obligations                                      yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Preferred Stock                                            yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Real Estate Investment Trusts                              yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Repurchase Agreements                                      yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Reverse Repurchase Agreements                              yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Short Sales                                                no
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Sovereign Debt                                             yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Structured Products                                        yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Variable- or Floating-Rate Securities                      yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Warrants                                                   yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
When-Issued Securities                                     yes
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
Zero-Coupon, Step-Coupon, and Pay-in-Kind                  yes
Securities

----------------------------------------------- --------------------------

The following are guidelines that may be changed by the board at any time:

o    The Fund may invest up to 30% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, but the Fund may make margin payments in connection with transactions in stock index futures contracts.

o The Fund will not invest more than 10% of its assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk will be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk


The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.


Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk


The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.


Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common stock of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend on, in whole or in part, (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

      Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

      Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day an investor would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Future contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

      Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

      Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

      Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Fund being required to defer recognizing losses incurred on futures contracts and on underlying securities identified as hedged positions.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

      Other Risks of Derivatives.

Derivatives are risky investments.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities.
There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Since investments in foreign countries usually involve currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put options, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities and Domestic Companies with Foreign Operations

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult - or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the securities of other investment companies includes: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price on the replacement date. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased prior to the scheduled delivery date, the investor loses the opportunity to participate in the gain.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities


These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions (either purchases or sales), it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS
-------------------------------------------------------------------------------

Subject to policies set by the board, IDS Life Insurance Company (IDS Life) is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, IDS Life has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. IDS Life intends to direct American Express Financial Corporation (AEFC) to execute trades and negotiate commissions on its behalf. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker. These services are covered by the Investment Advisory Agreement between IDS Life and AEFC. When AEFC acts on IDS Life's behalf, for the Fund, it follows the guidelines stated below.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing IDS Life to do so to the extent authorized by law, if IDS Life determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or IDS Life's or AEFC's overall responsibilities with respect to the Fund and the other funds for which they act as investment managers.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, IDS Life must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits IDS Life to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits IDS Life, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits IDS Life, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. IDS Life has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but IDS Life believes it may obtain better overall execution. IDS Life has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by IDS Life and AEFC in providing advice to all the funds and accounts advised by IDS Life and AEFC even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by IDS Life, AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


For fiscal years noted below, the Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.

                     Aug. 31, 1999         Aug. 31, 1998         Aug. 31, 1997
New Dimensions        $1,277,847             $1,172,182             $657,014

No transactions were directed to brokers because of research services they provided to the Fund.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:
                                                           Value of Securities
Fund                    Name of Issuer               owned at End of Fiscal Year
New Dimensions          Bank of America                         $44,377,356
                        Morgan Stanley                          38,966,598
                        Salomon Smith Barney                    18,222,417
                        Schwab (Charles)                        14,875,700

The Fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary from year to year. The Fund may experience relatively higher portfolio turnover than normal during a period of rapid asset growth if smaller positions acquired in connection with portfolio diversification requirements are replaced by larger positions. High portfolio turnover could result in increased transaction costs.

The portfolio turnover rates for the two most recent fiscal years were as follows:

                                    Aug. 31, 1999             Aug. 31, 1998
New Dimensions                              27%                       34%


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH IDS LIFE
--------------------------------------------------------------------------------

Affiliates of American Express Company (of which IDS Life is a wholly-owned indirect subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. IDS Life will use an American Express affiliate only if (i) IDS Life determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with the Advisor is contained in the following table:

                                      As of the end of Fiscal Year,

                                                                 199                          199            199

                                             -------------------------------------------  ------------  -------------

                                                                           Percent of
                ------------  -------------  -------------  -------------  Aggregate      ------------  -------------
                                                                           Dollar
                                             Aggregate                     Amount of      Aggregate     Aggregate
                                             Dollar         Percent of     Transactions   Dollar        Dollar
                                             amount of      Aggregate      Involving      Amount of     Amount of
Fund                          Nature of      Commissions    Brokerage      Payment of     Commissions   Commissions
                Broker        Affiliation    Paid to        Commissions    Commissions    Paid to       Paid to
                                             Broker                                       Broker        Broker
New Dimensions  American      Wholly-owned   $165,340       12.94%         29.28%         $129,771      $20,404
                Enterprise    subsidiary
                Investment    of the
                Services      Advisor
                Inc.
---------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in a fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

VALUING FUND SHARES


The value of an  individual  share is  determined  by using the net asset  value
(NAV) before shareholder transactions for the day. As of the end of the most recent fiscal year, the computation looked like this:

                                                       Shares outstanding at the             Net asset value
                           Net assets                     end of previous day                  of one share
----------------------- ----------------- ------------ --------------------------- --------- -----------------
New Dimensions           $3,538,224,646   divided by           87,521,775           equals        $18.87

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and if none exists, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System, are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price, and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

SELLING SHARES
--------------------------------------------------------------------------------

The Fund will sell any shares presented by the shareholders (variable accounts or subaccounts) for sale. The policies on when or whether to buy or sell Fund shares are described in your annuity or life insurance policy prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all contract owners.

REJECTION OF BUSINESS


The Fund reserves the right to reject any business, in its sole discretion.


TAXES
-------------------------------------------------------------------------------

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

-------------------------------------------------------------------------------
AGREEMENTS

Investment Management Services Agreement

IDS Life, a wholly-owned subsidiary of AEFC, is the investment manager for the Fund. Under the Investment Management Services Agreement, IDS Life, subject to the policies set by the board, provides investment management services.

For its services, IDS Life is paid a fee monthly based on the following schedule. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

New Dimensions

       Assets                Annual rate at
      (billions)            each asset level
First            $1                 0.630%
Next              1                 0.615
Next              1                 0.600
Next              3                 0.585
Over              9                 0.570


On the last day of the most recent fiscal year, the daily rate applied to the Fund's assets on an annual basis, was 0.610%. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, advisory expenses paid for the following fiscal years were as follows:

                               1999                1998                 1997
New Dimensions             $17,935,431         $11,769,360           $4,581,562
---------------

Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and expenses, audit expenses, cost of items sent to contract owners, postage, fees and expenses paid to board members who are not officers or employees of IDS Life or AEFC, fees and expenses of attorneys, costs of fidelity and surety bonds, SEC registration fees, expenses of preparing prospectuses and of printing and distributing prospectuses to existing contract owners, losses due to theft or other wrong doing or due to liabilities not covered by bond or agreement, expenses incurred in connection with lending securities and expenses properly payable by the Fund, approved by the board. All other expenses are borne by IDS Life.

Under the agreement, nonadvisory expenses paid for the following fiscal years were as follows:

                           1999                1998                   1997
New Dimensions           $627,887            $379,620               $311,923
--------------

Investment Advisory Agreement

IDS Life and AEFC have an Investment Advisory Agreement under which AEFC executes purchases and sales and negotiates brokerage as directed by IDS Life. For its services, IDS Life pays AEFC an annual fee of 0.25% of the Fund's average daily net assets.


Under the Agreement, the Advisor paid AEFC for the following fiscal years as follows:

                              1999                 1998                 1997
New Dimensions            $12,548,106           $4,691,961           $1,821,928
--------------


Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC a fee for providing administration and accounting services. The fee, based on the following schedule, is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

New Dimensions

       Assets                Annual rate at
      (billions)            each asset level
First            $1                0.050%
Next              1                0.045
Next              1                0.040
Next              3                0.035
Over              6                0.030

On the last day of the most recent fiscal year, the daily rates applied to the Funds' net assets on an annual basis were:


                      Daily Rates             Fees Paid During Prior Fiscal Year
New Dimensions           0.043%                           $339,605


PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and servicing, the Fund and IDS Life entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, IDS Life is paid a fee up to actual expenses incurred at an annual rate of up to 0.125% of the Fund's average daily net assets.


Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of shares; and overhead appropriately allocated to the sale of shares. These expenses also include costs of providing personal service to contract owners. A substantial portion of the costs are not specifically identified to any one of the American Express Variable Portfolio Funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund or by IDS Life. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. The Plan was not effective during the most recent fiscal year. As a result, no fees were paid. The fee is not allocated to any one service (such as advertising, payments to underwriters or other uses.) However, a significant portion of the fee is generally used for sales and promotional expenses.


Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United Stated are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION
--------------------------------------------------------------------------------

The Fund is an open-end management investment company. The Fund headquarters are at IDS Tower 10, Minneapolis, MN 55440-0010.

SHARES

The Fund is owned by the subaccounts, its shareholders. The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your annuity or life insurance policy prospectus. All shares have voting rights over the Fund's management and fundamental policies. Each share is entitled to one vote for each share owned. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that shareholders have as many votes as the number of shares owned, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.


FUND HISTORY TABLE FOR FUNDS MANAGED BY IDS LIFE
                                      Date of       Form of      State of       Fiscal     Diversified
                                    Organization  Organization Organization    Year End
----------------------------------- ------------- ------------ ------------- ------------- -------------
IDS Life Series Fund, Inc.             5/8/85     Corporation       MN           4/30
   Equity Portfolio                                                                            Yes
   Equity Income Portfolio                                                                     Yes
   Government Securities                                                                       Yes
   Portfolio
   Income Portfolio                                                                            Yes
   International Equity Portfolio                                                              Yes
   Managed Portfolio                                                                           Yes
   Money Market Portfolio                                                                      Yes
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio - Income       4/27/81,    Corporation     NV/MN          8/31
Series, Inc.                          6/13/86*
   AXP Variable Portfolio - Bond                                                               Yes
   Fund
   AXP Variable Portfolio - Extra                                                              Yes
   Income Fund
   AXP Variable Portfolio -                                                                    Yes
   Federal Income Fund
   AXP Variable Portfolio -                                                                     No
   Global Bond Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio -              4/27/81,    Corporation     NV/MN          8/31
Investment Series, Inc.               6/13/86*
   AXP Variable Portfolio - Blue                                                               Yes
   Chip Advantage Fund
   AXP Variable Portfolio -                                                                    Yes
   Capital Resource Fund
   AXP Variable Portfolio -                                                                    Yes
   Growth Fund
   AXP Variable Portfolio                                                                      Yes
   -International Fund
   AXP Variable Portfolio - New                                                                Yes
   Dimensions Fund
   AXP Variable Portfolio - Small                                                              Yes
   Cap Advantage Fund
   AXP Variable Portfolio -                                                                    Yes
   Strategy Aggressive Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio - Managed       3/5/85     Corporation       MN           8/31
Series, Inc.
   AXP Variable Portfolio -                                                                    Yes
   Diversified Equity Income Fund
   AXP Variable Portfolio -                                                                    Yes
   Managed Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio - Money        4/27/81,    Corporation     NV/MN          8/31
Market Series, Inc.                   6/13/86*
   AXP Variable Portfolio - Cash                                                               Yes
   Management Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------

* Date merged into a Minnesota corporation.

BOARD MEMBERS AND OFFICERS
-------------------------------------------------------------------------------

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 58 American Express funds.


H. Brewster Atwater, Jr.'
Born in 1931
4900 IDS Tower
Minneapolis, MN

Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Arne H. Carlson+'*
Born in 1934
901 S. Marquette Ave.
Minneapolis, MN

Chairman and chief executive officer of the Fund. Chairman, Board Services Corporation (provides administrative services to boards). Former Governor of Minnesota.

Lynne V. Cheney
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, and Union Pacific Resources.

William H. Dudley'**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Senior adviser to the chief executive officer of AEFC.

David R. Hubers**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones+
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), C-Cor Electronics, Inc., and Amnex, Inc. (communications).

William R. Pearce'
Born in 1927
2050 One Financial Plaza
Minneapolis, MN

RII Weyerhaeuser World Timberfund, L.P. (develops timber resources) - management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors). Former chairman, Board Services Corporation.

Alan K. Simpson+
Born in 1931
1201 Sunshine Ave.
Cody, WY

Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power) and Biogen (bio-pharmaceuticals).

John R. Thomas+'**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC.

C. Angus Wurtele+'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Retired chairman of the board and chief executive officer, The Valspar Corporation (paints). Director, Valspar, Bemis Corporation (packaging) and General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of investment review committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. In addition to Mr. Carlson, who is chairman of the board, and Mr. Thomas, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and employees of AEFC:

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director    and    senior    vice    president-investments    of   AEFC.    Vice
president-investments for the Fund.

Frederick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president - taxable mutual fund investments of AEFC. Vice president - fixed income investments for the Fund.

John M. Knight
Born in 1952
IDS Tower 10
Minneapolis, MN

Vice President - investment accounting of AEFC. Treasurer for the Fund.

COMPENSATION FOR BOARD MEMBERS
-------------------------------------------------------------------------------


During the most recent fiscal year, the  independent  members of the Fund board, for attending up to 27 meetings, received the following compensation:
                                                                   Total cash compensation from the
                             ---------------------------------  ---------------------------------
Board member                       Aggregate                          American Express funds and
                                  Compensation from the Fund         Preferred Master Trust Group
H. Brewster Atwater, Jr.               $2,192                               $117,900
Lynne V. Cheney                         1,856                                 96,900
Heinz F. Hutter                         1,867                                 98,400
Anne P. Jones                           2,114                                112,400
William R. Pearce                         800                                 39,000
Alan K. Simpson                         1,856                                 96,900
C. Angus Wurtele                        2,292                                123,900

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                    APPENDIX

                             DESCRIPTION OF RATINGS


                                      Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o    Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainies or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.


                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
         Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP (SM) VARIABLE PORTFOLIO -- INVESTMENT SERIES, INC.

AXP (SM) VARIABLE PORTFOLIO -- INCOME SERIES, INC.

AXP (SM) VARIABLE PORTFOLIO -- MONEY MARKET SERIES, INC.

AXP (SM) VARIABLE PORTFOLIO -- MANAGED SERIES, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of AXP Variable Portfolio -- Bond Fund, (fund within AXP Variable Portfolio -- Income Series, Inc.), AXP Variable Portfolio -- Capital Resource Fund, (fund within AXP Variable Portfolio -- Investment Series, Inc.), AXP Variable Portfolio -- Cash Management Fund, (fund within AXP Variable Portfolio -- Money Market Series, Inc.), AXP Variable Portfolio -- Extra Income Fund and AXP Variable Portfolio -- Global Bond Fund, (funds within AXP Variable Portfolio -- Income Series, Inc.), AXP Variable Portfolio -- International Fund, (fund within AXP Variable Portfolio -- Investment Series, Inc.), AXP Variable Portfolio -- Managed Fund (fund within AXP Variable Portfolio -- Managed Series, Inc.), AXP Variable Portfolio -- New Dimensions Fund and AXP Variable Portfolio -- Strategy Aggressive Fund, (funds within AXP Variable Portfolio -- Investment Series, Inc.) as of August 31, 1999, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended August 31, 1999. We have also audited the financial highlights for each of the periods presented under the caption "financial highlights" in the prospectus. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Variable Portfolio -- Bond Fund, AXP Variable Portfolio -- Capital Resource Fund, AXP Variable Portfolio -- Cash Management Fund, AXP Variable Portfolio -- Extra Income Fund, AXP Variable Portfolio -- Global Bond Fund, AXP Variable
Portfolio -- International Fund, AXP Variable Portfolio -- Managed Fund, AXP Variable Portfolio -- New Dimensions Fund and AXP Variable Portfolio -- Strategy Aggressive Fund as of August 31, 1999 and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG LLP
Minneapolis, Minnesota
October 1, 1999

Financial Statements

Statements of assets and liabilities
American Express Variable Portfolio Funds

                                                                            AXP VP --             AXP VP --             AXP VP --
                                                                              Bond                Capital               Cash
                                                                              Fund               Resource            Management
Aug. 31, 1999                                                                                      Fund                 Fund

 Assets
Investments in securities, at value (Note 1):
   (identified cost, $1,835,687,555; $4,047,761,447
   and $689,561,940, respectively)                                      $1,752,157,356       $5,622,133,352        $689,561,940
Cash in bank on demand deposit                                                 189,902               79,197             128,006
Receivable for investment securities sold                                   29,034,173           17,284,939                  --
Dividends and accrued interest receivable                                   28,896,892            4,031,500             109,911
U.S. government securities held as collateral (Note 5)                      66,371,795                   --                  --
Receivable for capital stock sold                                            7,747,962                5,664           3,483,156
                                                                             ---------                -----           ---------
Total assets                                                             1,884,398,080        5,643,534,652         693,283,013
                                                                         -------------        -------------         -----------
Liabilities
Dividends payable to shareholders (Note 1)                                  10,027,436            1,303,492           2,737,850
Payable for investment securities purchased                                 54,174,575            3,847,282                  --
Accrued investment management and services fee                                 931,661            3,032,408             302,993
Payable upon return of securities loaned (Note 5)                           68,796,795            7,920,000                  --
Payable for capital stock redeemed                                                  --            6,396,860             576,924
Other accrued expenses                                                         179,954              468,067              45,628
                                                                               -------              -------              ------
Total liabilities                                                          134,110,421           22,968,109           3,663,395
                                                                           -----------           ----------           ---------
Net assets applicable to outstanding capital stock                      $1,750,287,659       $5,620,566,543        $689,619,618
                                                                        ==============       ==============        ============
Represented by
Capital stock-- $.01 par value (Note 1)                                 $    1,657,059       $    1,623,556        $  6,896,869
Additional paid-in capital                                               1,891,237,568        3,474,570,488         682,731,880
Undistributed (excess of distributions over)
   net investment income                                                     1,473,065              (61,479)                 80
Accumulated net realized gain (loss)                                       (61,338,960)         570,062,073              (9,211)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 7)                                                     (82,741,073)       1,574,371,905                  --
                                                                           -----------        -------------         -----------
Total -- representing net assets applicable to outstanding
   capital stock                                                        $1,750,287,659       $5,620,566,543        $689,619,618
                                                                        ==============       ==============        ============
Shares outstanding                                                         165,705,950          162,355,580         689,686,854
Net asset value per share of outstanding capital stock                  $        10.56       $        34.62        $       1.00
                                                                        --------------       --------------        ------------

See accompanying notes to financial statements.


Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                            AXP VP --             AXP VP --             AXP VP --
                                                                              Extra               Global            International
                                                                             Income                Bond                 Fund
Aug. 31, 1999                                                                 Fund                 Fund

Assets
Investments in securities, at value (Note 1):
   (identified cost, $684,860,287; $202,795,870
   and $1,944,967,810, respectively)                                      $621,838,112         $197,837,361      $2,296,602,351
Cash in bank on demand deposit                                                 583,980               79,566                  --
Receivable for investment securities sold                                      850,541           17,745,301          33,319,234
Dividends and accrued interest receivable                                   17,110,221            3,001,555           9,637,138
Unrealized appreciation on foreign currency
   contracts held, at value (Notes 1 and 4)                                         --               17,405             185,614
U.S. government securities held as collateral (Note 5)                              --                   --           4,593,908
Receivable for capital stock sold                                            5,964,449              405,060           4,063,643
                                                                             ---------              -------           ---------
Total assets                                                               646,347,303          219,086,248       2,348,401,888
                                                                           -----------          -----------       -------------
Liabilities
Disbursements in excess of cash on demand deposit                                   --                   --           1,090,195
Dividends payable to shareholders (Note 1)                                   6,827,240              760,501           6,018,832
Payable for investment securities purchased                                  1,080,474           20,726,215          27,430,862
Accrued investment management and services fee                                 350,109              146,055           1,697,101
Unrealized depreciation on foreign currency
   contracts held, at value (Notes 1 and 4)                                         --                   45             191,333
Payable upon return of securities loaned (Note 5)                                   --                   --          90,740,908
Other accrued expenses                                                          51,604               27,201             201,864
                                                                                ------               ------             -------
Total liabilities                                                            8,309,427           21,660,017         127,371,095
                                                                             ---------           ----------         -----------
Net assets applicable to outstanding capital stock                        $638,037,876         $197,426,231      $2,221,030,793
                                                                          ============         ============      ==============
Represented by
Capital stock-- $.01 par value (Note 1)                                   $    729,579         $    200,692      $    1,287,149
Additional paid-in capital                                                 730,307,771          207,268,558       1,511,687,018
Undistributed (excess of distributions over) net investment income            (674,915)            (366,177)            214,311
Accumulated net realized gain (loss)                                       (29,302,384)          (4,690,693)        356,188,362
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 4)                                                     (63,022,175)          (4,986,149)        351,653,953
                                                                           -----------           ----------         -----------
Total -- representing net assets applicable to
   outstanding capital stock                                              $638,037,876         $197,426,231      $2,221,030,793
                                                                          ============         ============      ==============
Shares outstanding                                                          72,957,929           20,069,246         128,714,852
                                                                            ----------           ----------         -----------
Net asset value per share of outstanding capital stock                    $       8.75         $       9.84      $        17.26
                                                                          ------------         ------------      --------------

See accompanying notes to financial statements.


Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                            AXP VP --             AXP VP --             AXP VP --
                                                                             Managed                New               Strategy
                                                                              Fund              Dimensions           Aggressive
Aug. 31, 1999                                                                                      Fund                 Fund

Assets
Investments in securities, at value (Note 1):
   (identified cost, $4,061,695,440; $2,568,327,288
   and $2,106,264,126, respectively)                                    $5,177,684,945       $3,551,448,206      $2,401,108,546
Cash in bank on demand deposit                                                  59,581               14,712           1,819,241
Receivable for investment securities sold                                   14,221,980            4,611,128         119,229,846
Dividends and accrued interest receivable                                   27,080,277            1,938,694             312,583
U.S. government securities held as collateral (Note 5)                     221,080,365                   --           7,907,206
Receivable for capital stock sold                                           25,931,880            1,653,352                  --
                                                                            ----------            ---------
Total assets                                                             5,466,059,028        3,559,666,092       2,530,377,422
                                                                         -------------        -------------       -------------
Liabilities
Dividends payable to shareholders (Note 1)                                  33,026,581            3,183,554           2,089,271
Payable for investment securities purchased                                  6,395,363            6,175,601          92,440,246
Unrealized depreciation on foreign currency
   contracts held, at value (Notes 1 and 4)                                         --                   --             239,606
Accrued investment management and services fee                               2,642,861            1,918,505           2,524,978
Payable upon return of securities loaned (Note 5)                          377,324,265           10,011,600         104,147,606
Payable for capital stock redeemed                                                  --               15,541                  --
Other accrued expenses                                                         251,622              136,645             536,548
Option contracts  written at value (premium  received,
   $1,198,710 for AXP VP -- Managed Fund and $1,299,571
   for AXP VP-- Strategy Aggressive Fund) (Note 8)                             687,500                   --           1,077,187
                                                                               -------             --------           ---------
Total liabilities                                                          420,328,192           21,441,446         203,055,442
                                                                           -----------           ----------         -----------
Net assets applicable to outstanding capital stock                      $5,045,730,836       $3,538,224,646      $2,327,321,980
                                                                        ==============       ==============      ==============
Represented by
Capital stock -- $.01 par value
   ($.001 for AXP VP-- Managed Fund) (Note 1)                           $      267,823       $    1,875,218      $    1,414,050
Additional paid-in capital                                               3,721,938,026        2,520,469,647       1,783,865,812
Undistributed (excess of distributions over)
   net investment income                                                    (8,256,690)                  (7)            (27,100)
Accumulated net realized gain (loss)                                       215,299,519           32,758,870         246,869,640
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign
   currencies (Notes 4 and 7)                                            1,116,482,158          983,120,918         295,199,578
                                                                         -------------          -----------         -----------
Total -- representing net assets applicable to outstanding
   capital stock                                                        $5,045,730,836       $3,538,224,646      $2,327,321,980
                                                                        ==============       ==============      ==============
Shares outstanding                                                         267,822,635          187,521,775         141,404,983
                                                                           -----------          -----------         -----------
Net asset value per share of outstanding capital stock                  $        18.84       $        18.87      $        16.46
                                                                        --------------       --------------      --------------

See accompanying notes to financial statements.


Statements of operations

American Express Variable Portfolio Funds

                                                                            AXP VP --            AXP VP --             AXP VP --
                                                                              Bond                Capital               Cash
                                                                              Fund               Resource            Management
Year ended Aug. 31, 1999                                                                            Fund                 Fund

Investment income
Income:
Dividends                                                                $   2,290,910       $   39,716,887         $        --
Interest                                                                   144,232,068            5,715,664          28,661,101
   Less foreign taxes withheld                                                      --             (149,543)                 --
                                                                              --------             --------             -------
Total income                                                               146,522,978           45,283,008          28,661,101
                                                                           -----------           ----------          ----------
Expenses (Note 2):
Investment management services fee                                          11,191,880           33,169,737           2,828,782
Administrative services fees and expenses                                      933,030            2,297,747             173,728
Custodian fees and expenses                                                    161,406              320,145              51,221
Compensation of board members and officers                                      15,597               28,547               9,258
Printing and postage                                                           249,563              339,322              39,073
Audit fees                                                                      23,250               22,500              17,000
Other                                                                            1,785                1,448                 309
                                                                                 -----                -----                 ---
Total expenses                                                              12,576,511           36,179,446           3,119,371
                                                                            ----------           ----------           ---------
Investment income (loss)-- net                                             133,946,467            9,103,562          25,541,730
                                                                           -----------            ---------          ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                          (61,615,405)         572,334,253              (6,680)
   Financial futures contracts                                               2,263,646                   --                  --
   Foreign currency transactions                                              (321,153)                  --                  --
                                                                              --------              -------               -----
Net realized gain (loss) on investments                                    (59,672,912)         572,334,253              (6,680)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and liabilities
   in foreign currencies                                                   (28,854,381)       1,167,038,381                  --
                                                                           -----------        -------------               -----
Net gain (loss) on investments and foreign currencies                      (88,527,293)       1,739,372,634              (6,680)
                                                                           -----------        -------------              ------
Net increase (decrease) in net assets resulting from operations          $  45,419,174       $1,748,476,196         $25,535,050
                                                                         =============       ==============         ===========

See accompanying notes to financial statements.


Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                            AXP VP --             AXP VP --             AXP VP --
                                                                              Extra               Global            International
                                                                             Income                Bond                 Fund
Year ended Aug. 31, 1999                                                      Fund                 Fund

Investment income
Income:
Dividends                                                                 $  7,946,033         $         --        $ 29,278,224
Interest                                                                    57,379,689           12,706,266           7,993,218
   Less foreign taxes withheld                                                      --                   --          (2,248,560)
                                                                              --------              -------          ----------
Total income                                                                65,325,722           12,706,266          35,022,882
Expenses (Note 2):
Investment management services fee                                           3,725,928            1,689,945          17,609,972
Administrative services fees and expenses                                      321,400              123,793             997,689
Custodian fees and expenses                                                     65,418               57,358           1,137,533
Compensation of board members and officers                                       9,258                7,877              15,870
Printing and postage                                                            65,318               28,104             254,969
Audit fees                                                                      18,500               16,500              20,000
Other                                                                            2,378                2,399               3,449
                                                                                 -----                -----               -----
Total expenses                                                               4,208,200            1,925,976          20,039,482
                                                                             ---------            ---------          ----------
Investment income (loss)-- net                                              61,117,522           10,780,290          14,983,400
                                                                            ----------           ----------          ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                          (29,699,969)          (5,336,280)        356,750,737
   Financial futures contracts                                                      --               82,266                  --
   Foreign currency transactions                                                    --               (4,616)         (6,586,209)
                                                                               -------               ------          ----------
Net realized gain (loss) on investments                                    (29,699,969)          (5,258,630)        350,164,528
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and liabilities
   in foreign currencies                                                   (14,674,862)          (1,292,387)         64,235,687
                                                                           -----------           ----------          ----------
Net gain (loss) on investments and foreign currencies                      (44,374,831)          (6,551,017)        414,400,215
                                                                           -----------           ----------         -----------
Net increase (decrease) in net assets resulting from operations           $ 16,742,691         $  4,229,273        $429,383,615
                                                                          ============         ============        ============

See accompanying notes to financial statements.


Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                            AXP VP --             AXP VP --             AXP VP --
                                                                             Managed                New               Strategy
                                                                              Fund              Dimensions           Aggressive
Year ended Aug. 31, 1999                                                                           Fund                 Fund

Investment income
Income:
Dividends                                                                 $ 29,123,926         $ 20,422,107        $  4,640,677
Interest                                                                   134,409,775            9,469,922          17,744,977
   Less foreign taxes withheld                                                (214,424)             (59,269)            (12,392)
                                                                              --------              -------             -------
Total income                                                               163,319,277           29,832,760          22,373,262
                                                                           -----------           ----------          ----------
Expenses (Note 2):
Investment management services fee                                          29,584,681           17,935,431          13,697,732
Administrative services fees and expenses                                    1,402,710            1,339,605           1,046,623
Custodian fees and expenses                                                    369,131              313,308             228,585
Compensation of board members and officers                                      27,446               15,883              16,972
Printing and postage                                                           239,877              269,431             228,012
Audit fees                                                                      21,000               22,000              17,000
Other                                                                              316                7,265               8,956
                                                                                   ---                -----               -----
Total expenses                                                              31,645,161           19,902,923          15,243,880
                                                                            ----------           ----------          ----------
Investment income (loss)-- net                                             131,674,116            9,929,837           7,129,382
                                                                           -----------            ---------           ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security  transactions  (including $6,076,005 realized gain on investments of affiliated issuers for AXP VP -- Strategy
   Aggressive Fund) (Note 3)                                               212,592,019           33,424,972         265,390,770
   Foreign currency transactions                                              (239,114)                  --             (17,405)
   Options contracts written (Note 8)                                               --             (606,416)         (5,272,733)
                                                                               -------             --------          ----------
Net realized gain (loss) on investments                                    212,352,905           32,818,556         260,100,632
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and liabilities
   in foreign currencies                                                   655,721,269          838,085,236         400,514,769
                                                                           -----------          -----------         -----------
Net gain (loss) on investments and foreign currencies                      868,074,174          870,903,792         660,615,401
                                                                           -----------          -----------         -----------
Net increase (decrease) in net assets resulting from
   operations                                                             $999,748,290         $880,833,629        $667,744,783
                                                                          ============         ============        ============

See accompanying notes to financial statements.


Statements of changes in net assets

American Express Variable Portfolio Funds

                                                                 AXP VP -- Bond Fund             AXP VP -- Capital Resource Fund
Year ended Aug. 31,                                             1999             1998                1999                1998

Operations and distributions
Investment income (loss)-- net                           $   133,946,467  $   143,058,301    $    9,103,562       $   18,039,721
Net realized gain (loss) on investments                     (59,672,912)        (465,418)       572,334,253          448,373,910
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies          (28,854,381)    (110,599,748)     1,167,038,381         (503,365,840)
                                                            -----------     ------------      -------------         ------------
Net increase (decrease) in net assets resulting
   from operations                                           45,419,174       31,993,135      1,748,476,196          (36,952,209)
                                                             ----------       ----------      -------------          -----------
Distributions to shareholders from:
   Net investment income                                   (129,854,610)    (138,696,945)        (9,103,562)         (19,551,462)
   Net realized gain                                         (4,108,552)     (42,097,397)      (401,677,258)        (108,000,072)
   Excess distributions of net investment
      income (Note 1)                                                --               --                 --              (60,536)
                   -                                            -------          -------            -------              -------
Total distributions                                        (133,963,162)    (180,794,342)      (410,780,820)        (127,612,070)
                                                           ------------     ------------       ------------         ------------
Capital share transactions (Note 6)
Proceeds from sales                                         106,635,029      111,114,932         84,199,124           94,373,230
Reinvested distributions at net asset value                 133,963,162      180,794,342        410,780,820          127,612,070
Payments for redemptions                                   (254,262,401)    (213,929,824)      (665,014,906)        (471,105,969)
                                                           ------------     ------------       ------------         ------------
Increase (decrease) in net assets from capital
   share transactions                                       (13,664,210)      77,979,450       (170,034,962)        (249,120,669)
                                                            -----------       ----------       ------------         ------------
Total increase (decrease) in net assets                    (102,208,198)     (70,821,757)     1,167,660,414         (413,684,948)
Net assets at beginning of year                           1,852,495,857    1,923,317,614      4,452,906,129        4,866,591,077
                                                          -------------    -------------      -------------        -------------
Net assets at end of year                                $1,750,287,659   $1,852,495,857     $5,620,566,543       $4,452,906,129
                                                         ==============   ==============     ==============       ==============
Undistributed (excess of distributions over)
   net investment income                                 $    1,473,065   $    2,105,989     $      (61,479)      $      (61,479)
                                                         --------------   --------------     --------------       --------------

See accompanying notes to financial statements.


Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                             AXP VP -- Cash Management Fund          AXP VP -- Extra Income Fund
Year ended Aug. 31,                                             1999             1998                1999                1998

Operations and distributions
Investment income (loss)-- net                             $ 25,541,730     $ 20,307,017       $ 61,117,522         $ 43,597,676
Net realized gain (loss) on investments                          (6,680)          (1,891)       (29,699,969)           6,264,774
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                   --               --        (14,674,862)         (57,363,291)
                                                                -------          -------        -----------          -----------
Net increase (decrease) in net assets resulting
   from operations                                           25,535,050       20,305,126         16,742,691           (7,500,841)
                                                             ----------       ----------         ----------           ----------
Distributions to shareholders from:
   Net investment income                                    (25,541,732)     (20,307,015)       (61,060,060)         (43,596,675)
   Net realized gain                                                 --               --         (6,531,786)          (1,952,622)
                                                                 ------           ------         ----------           ----------
Total distributions                                         (25,541,732)     (20,307,015)       (67,591,846)         (45,549,297)
                                                            -----------      -----------        -----------          -----------
Capital share transactions (Note 6)
Proceeds from sales                                         603,358,465      372,906,239         88,193,720          262,609,367
Reinvested distributions at net asset value                  25,541,732       20,307,015         67,591,846           45,549,297
Payments for redemptions                                   (367,134,897)    (386,699,143)       (31,179,532)         (11,144,825)
                                                           ------------     ------------        -----------          -----------
Increase (decrease) in net assets from capital
   share transactions                                       261,765,300        6,514,111        124,606,034          297,013,839
                                                            -----------        ---------        -----------          -----------
Total increase (decrease) in net assets                     261,758,618        6,512,222         73,756,879          243,963,701
Net assets at beginning of year                             427,861,000      421,348,778        564,280,997          320,317,296
                                                            -----------      -----------        -----------          -----------
Net assets at end of year                                  $689,619,618     $427,861,000       $638,037,876         $564,280,997
                                                           ============     ============       ============         ============
Undistributed (excess of distributions over)
   net investment income                                   $         80     $         82       $   (674,915)        $   (332,628)
                                                           ------------     ------------       ------------         ------------

See accompanying notes to financial statements.


Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                             AXP VP -- Global Bond Fund            AXP VP -- International Fund
Year ended Aug. 31,                                             1999             1998                1999                1998

Operations and distributions
Investment income (loss)-- net                             $ 10,780,290     $  9,143,827     $   14,983,400       $   20,701,441
Net realized gain (loss) on investments                      (5,258,630)        (732,605)       350,164,528           20,930,910
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies           (1,292,387)      (4,143,433)        64,235,687           46,999,648
                                                             ----------       ----------         ----------           ----------
Net increase (decrease) in net assets resulting
   from operations                                            4,229,273        4,267,789        429,383,615           88,631,999
                                                              ---------        ---------        -----------           ----------
Distributions to shareholders from:
   Net investment income                                    (10,036,136)      (8,768,516)        (8,959,567)         (21,412,151)
   Net realized gain                                            (60,153)        (557,107)       (10,584,503)         (27,841,143)
   Excess distributions of net investment income                     --               --                 --           (8,929,492)
                                                                 ------           ------             ------           ----------
Total distributions                                         (10,096,289)      (9,325,623)       (19,544,070)         (58,182,786)
                                                            -----------       ----------        -----------          -----------
Capital share transactions (Note 6)
Proceeds from sales                                          26,082,577       64,799,779        189,648,648          131,026,007
Reinvested distributions at net asset value                  10,096,289        9,325,623         19,544,070           58,182,786

Payments for redemptions                                    (16,223,051)      (4,907,859)      (420,734,802)        (301,899,906)
                                                            -----------       ----------       ------------         ------------
Increase (decrease) in net assets from capital
   share transactions                                        19,955,815       69,217,543       (211,542,084)        (112,691,113)
                                                             ----------       ----------       ------------         ------------
Total increase (decrease) in net assets                      14,088,799       64,159,709        198,297,461          (82,241,900)
Net assets at beginning of year                             183,337,432      119,177,723      2,022,733,332        2,104,975,232
                                                            -----------      -----------      -------------        -------------
Net assets at end of year                                  $197,426,231     $183,337,432     $2,221,030,793       $2,022,733,332
                                                           ============     ============     ==============       ==============
Undistributed (excess of distributions over)
   net investment income                                   $   (366,177)    $   (411,170)    $      214,311       $      214,312
                                                           ------------     ------------     --------------       --------------

See accompanying notes to financial statements.


Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                               AXP VP -- Managed Fund             AXP VP -- New Dimensions Fund
Year ended Aug. 31,                                             1999            1998               1999                1998

Operations and distributions
Investment income (loss)-- net                           $  131,674,116   $  123,735,373     $    9,929,837       $   10,926,250
Net realized gain (loss) on investments                     212,352,905      433,344,561         32,818,556           14,132,367
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies          655,721,269     (467,198,242)       838,085,236          (31,064,162)
                                                            -----------     ------------        -----------          -----------
Net increase (decrease) in net assets resulting
   from operations                                          999,748,290       89,881,692        880,833,629           (6,005,545)
                                                            -----------       ----------        -----------           ----------
Distributions to shareholders from:
   Net investment income                                   (131,267,722)    (120,816,343)        (9,929,837)         (10,926,249)
   Net realized gain                                       (431,748,610)    (354,443,189)        (2,459,211)                  --
   Excess distributions of net investment income (Note 1)            --       (2,711,871)                --                   --
                                                                -------       ----------           --------               ------
Total distributions                                        (563,016,332)    (477,971,403)       (12,389,048)         (10,926,249)
                                                           ------------     ------------        -----------          -----------
Capital share transactions (Note 6)
Proceeds from sales                                        130,228,2911       64,843,111        744,395,091          683,285,147
Reinvested distributions at net asset value                 563,016,332      477,971,403         12,389,048           10,926,249
Payments for redemptions                                   (497,199,202)    (286,373,658)       (46,528,713)         (24,581,947)
                                                           ------------     ------------        -----------          -----------
Increase (decrease) in net assets from capital
   share transactions                                       196,045,421      356,440,856        710,255,426          669,629,449
                                                            -----------      -----------        -----------          -----------
Total increase (decrease) in net assets                     632,777,379      (31,648,855)     1,578,700,007          652,697,655
Net assets at beginning of year                           4,412,953,457    4,444,602,312      1,959,524,639        1,306,826,984
                                                          -------------    -------------      -------------        -------------
Net assets at end of year                                $5,045,730,836   $4,412,953,457     $3,538,224,646       $1,959,524,639
                                                         ==============   ==============     ==============       ==============
Undistributed (excess of distributions over)
   net investment income                                 $   (8,256,690)  $   (4,408,797)    $           (7)      $           (7)
                                                         --------------   --------------     --------------       --------------

See accompanying notes to financial statements.


Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                                           AXP VP -- Strategy Aggressive Fund
Year ended Aug. 31,                                                            1999                 1998

Operations and distributions
Investment income (loss)-- net                                          $    7,129,382       $    1,982,389
Net realized gain (loss) on investments                                    260,100,632          138,926,753
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                         400,514,769         (522,716,812)
                                                                           -----------         ------------
Net increase (decrease) in net assets resulting
   from operations                                                         667,744,783         (381,807,670)
                                                                           -----------         ------------
Distributions to shareholders from:
   Net investment income                                                    (7,142,316)          (1,982,434)
   Net realized gain                                                      (148,760,451)        (212,438,792)
   Excess distributions of net investment income                                    --           (1,274,187)
                                                                              --------           ----------
Total distributions                                                       (155,902,767)        (215,695,413)
                                                                          ------------         ------------
Capital share transactions (Note 6)
Proceeds from sales                                                         69,869,156          123,640,158
Reinvested distributions at net asset value                                155,902,767          215,695,413
Payments for redemptions                                                  (385,883,333)        (193,668,539)
                                                                          ------------         ------------
Increase (decrease) in net assets from capital
   share transactions                                                     (160,111,410)         145,667,032
                                                                          ------------          -----------
Total increase (decrease) in net assets                                    351,730,606         (451,836,051)
Net assets at beginning of year                                          1,975,591,374        2,427,427,425
                                                                         -------------        -------------
Net assets at end of year                                               $2,327,321,980       $1,975,591,374
                                                                        ==============       ==============
Undistributed (excess of distributions over) net investment income      $      (27,100)      $        3,239
                                                                        --------------       --------------

See accompanying notes to financial statements.

Notes to Financial Statements
American Express Variable Portfolio Funds

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, (non-diversified for AXP VP -- Global Bond Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.

The primary investments of each Fund are as follows:

   AXP VP -- Bond Fund (formerly known as IDS Life Special Income Fund) invests primarily in investment-grade bonds and other debt obligations;
   AXP VP -- Capital  Resource Fund (formerly known as IDS Life Capital Resource
Fund) invests primarily in U.S. common stocks and other securities convertible into common stock;
   AXP VP -- Cash Management Fund (formerly known as IDS Life Moneyshare Fund) invests primarily in money market securities;
   AXP VP -- Extra  Income  Fund (formerly  known  as IDS Life  Income Advantage
Fund)  invests   primarily  in high-yielding, high risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments;
   AXP VP -- Global Bond Fund (formerly known as IDS Life Global Yield Fund) invests primarily in debt securities of U.S. and foreign issuers;
   AXP VP -- International Fund (formerly known as IDS Life International Equity
Fund) invests primarily in equity securities of foreign issuers that offer strong growth potential;
   AXP VP -- Managed Fund (formerly known as IDS Life Managed Fund) invests primarily in a combination of common and preferred stocks, convertible securities, bonds and other debt securities;
   AXP VP -- New Dimensions  Fund (formerly  known as IDS Life Growth Dimensions
Fund) invests primarily in common stocks showing potential for significant growth; and
   AXP VP -- Strategy Aggressive Fund (formerly known as IDS Life Aggressive Growth Fund) invests primarily in securities of growth companies.

Shares of each Fund are sold through the purchase of a variable annuity contract or life insurance policy.

The Fund's significant accounting policies are summarized as follows:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities in all Funds, except AXP VP -- Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in AXP VP -- Cash Management Fund are valued at amortized cost which approximates market value in order to maintain a constant net asset value of $1 per share.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except AXP VP -- Cash Management Fund, may buy and sell put and call options and write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Funds, except AXP VP -- Cash Management Fund, may buy and sell financial futures contracts. The Funds also may buy or write put and call options on futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Funds, except AXP VP -- Cash Management Fund, also may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of Aug. 31, 1999, investments in securities for AXP VP -- Bond Fund and AXP VP -- Extra Income Fund included issues that are illiquid which these Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Aug. 31, 1999, was $9,509,063 and $5,383,766 representing 0.54% and 0.84% of net assets for AXP VP -- Bond Fund and AXP VP -- Extra Income Fund, respectively. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Federal taxes
Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to the Variable Accounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains
(losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in net reclassification adjustments to additional paid-in-capital by the following:

                                                    AXP VP --          AXP VP --          AXP VP --
                                                     Bond               Capital            Cash
                                                     Fund              Resource         Management
                                                                         Fund              Fund
Accumulated net realized gain (loss)              $4,724,781             $--               $--
Undistributed net investment income               (4,724,781)             --                --
                                                  ----------            ----              ----
Additional paid-in capital reduction (increase)   $       --             $--               $--

                                                   AXP VP --            AXP VP --          AXP VP --
                                                 Extra Income         Global Bond      International
                                                     Fund                Fund              Fund
Accumulated net realized gain (loss)                $399,749           $699,161        $6,023,834
Undistributed net investment income                 (399,749)          (699,161)       (6,023,834)
                                                    --------           --------        ----------
Additional paid-in capital reduction (increase)     $     --           $     --        $       --

                                                    AXP VP --            AXP VP --          AXP VP --
                                                     Managed               New            Strategy
                                                       Fund             Dimensions        Aggressive
                                                                          Fund              Fund
Accumulated net realized gain (loss)              $4,254,287               $--            $17,405
Undistributed net investment income               (4,254,287)               --            (17,405)
                                                  ----------            ------            -------
Additional paid-in capital reduction (increase)   $      --                $--            $    --

Dividends

As of Aug. 31, 1999, dividends declared for each Fund payable Sept. 1, 1999 are as follows:

AXP VP-- Bond Fund                        $0.060
AXP VP-- Capital Resource Fund            $0.008
AXP VP-- Cash Management Fund             $0.004
AXP VP-- Extra Income Fund                $0.094
AXP VP-- Global Bond Fund                 $0.038
AXP VP-- International Fund               $0.047
AXP VP-- Managed Fund                     $0.124
AXP VP-- New Dimensions Fund              $0.017
AXP VP-- Strategy Aggressive Fund         $0.015

Distributions to the Variable Accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and paid monthly for AXP VP -- Bond, AXP VP -- Cash Management, AXP VP -- Extra Income and AXP VP -- Global Bond Funds and declared and paid quarterly for AXP VP -- Capital Resource, AXP VP -- International, AXP VP -- Managed, AXP VP -- New Dimensions and AXP VP -- Strategy Aggressive Funds. Capital gain distributions, if any, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. For U.S. dollar denominated bonds, interest income includes level-yield amortization of premium and discount. For foreign bonds, the Funds amortize premium and original issue discount daily and market discount is recognized at the time of sale.

2. EXPENSES
The Funds have an Investment Management agreement with IDS Life for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                              Percentage Range
AXP VP-- Bond Fund                                0.610% to 0.535%
AXP VP-- Capital Resource Fund                    0.630% to 0.570%
AXP VP-- Cash Management Fund                     0.510% to 0.440%
AXP VP-- Extra Income Fund                        0.620% to 0.545%
AXP VP-- Global Bond Fund                         0.840% to 0.780%
AXP VP-- International Fund                       0.870% to 0.795%
AXP VP-- Managed Fund                             0.630% to 0.550%
AXP VP-- New Dimensions Fund                      0.630% to 0.570%
AXP VP-- Strategy Aggressive Fund                 0.650% to 0.575%

IDS Life, in turn, pays to American Express Financial Corporation (AEFC) a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for AXP VP -- International Fund and 0.25% for each remaining Fund. In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse IDS Life an amount equal to the cost of certain expenses incurred and paid by IDS Life in connection with each Fund's operations. The Funds also pay custodian fees to American Express Trust Company, an affiliate of IDS Life. The reimbursement paid by AXP VP -- Cash Management Fund will be limited to 0.25% of the Fund's average daily net assets.

AEFC has a Sub-investment Advisory Agreement with American Express Asset Management International Inc. (International), a wholly-owned subsidiary of AEFC.

The Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                              Percentage Range
AXP VP-- Bond Fund                                0.050% to 0.025%
AXP VP-- Capital Resource Fund                    0.050% to 0.030%
AXP VP-- Cash Management Fund                     0.030% to 0.020%
AXP VP-- Extra Income Fund                        0.050% to 0.025%
AXP VP-- Global Bond Fund                         0.060% to 0.040%
AXP VP-- International Fund                       0.060% to 0.035%
AXP VP-- Managed Fund                             0.040% to 0.020%
AXP VP-- New Dimensions Fund                      0.050% to 0.030%
AXP VP-- Strategy Aggressive Fund                 0.060% to 0.035%

Additional administrative service expenses paid by the Funds are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Effective Sept. 21, 1999, the Funds will enter into an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund will pay a distribution fee at an annual rate of 0.125% of each Fund's average daily net assets.

3. SECURITIES TRANSACTIONS
For the year ended Aug. 31, 1999, cost of purchases and proceeds from sales of securities aggregated, respectively, $3,339,487,592 and $3,064,358,115 for AXP VP -- Cash Management Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                    Purchases           Proceeds
AXP VP-- Bond Fund                 $1,261,980,794      $1,215,427,781
AXP VP-- Capital Resource Fund      3,014,830,372       3,530,277,020
AXP VP-- Extra Income Fund            380,484,408         278,703,313
AXP VP-- Global Bond Fund             138,020,088         103,758,446
AXP VP-- International Fund         2,006,188,247       2,208,333,223
AXP VP-- Managed Fund               2,064,244,598       2,155,313,200
AXP VP-- New Dimensions Fund        1,276,024,025         745,928,138
AXP VP-- Strategy Aggressive Fund   4,045,046,657       4,351,822,101

Net realized gains and losses on investment sales are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with IDS Life for the year ended Aug. 31, 1999 are as follows:

AXP VP -- Capital Resource Fund     $582,267
AXP VP -- Managed  Fund              215,973
AXP VP -- New  Dimensions  Fund      165,340
AXP VP -- Strategy Aggressive Fund   203,181

4. FOREIGN CURRENCY CONTRACTS
As of Aug. 31, 1999,  AXP VP -- Global Bond Fund, AXP VP --  International  Fund
and AXP VP --  Strategy  Aggressive  Fund  had  entered  into  foreign  currency exchange  contracts  that obligate the Funds to deliver  currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts
is  included  in  the  accompanying   financial  statements.   See  "Summary  of
significant  accounting  policies."  The  terms  of the  open  contracts  are as follows:

AXP VP -- Global Bond Fund

Exchange date                                        Currency to        Currency to        Unrealized         Unrealized
                                                    be delivered        be received       appreciation       depreciation

Sept. 2, 1999                                         1,506,625         470,308,150          $17,405              $--
                                                     U.S. Dollar       Greek Drachma
Sept. 2, 1999                                           4,049              4,238                --                 45
                                                                                              -----                --
                                               European Monetary Unit   U.S. Dollar
Total                                                                                        $17,405              $45

AXP VP -- International Fund

Exchange date                                        Currency to        Currency to        Unrealized         Unrealized
                                                    be delivered        be received       appreciation       depreciation

Sept. 1, 1999                                         1,164,238           736,614          $     --           $  6,636
                                                  Australian Dollar     U.S. Dollar
Sept. 1, 1999                                         1,708,111         189,907,788          29,460                 --
                                                     U.S. Dollar       Japanese Yen
Sept. 1, 1999                                          690,758            408,563                --              1,747
                                                  Singaporan Dollar     U.S. Dollar
Sept. 2, 1999                                         5,505,685          3,468,803           74,579                 --
                                                     U.S Dollar        British Pound
Sept. 2, 1999                                          969,403            616,831                --              2,036
                                                  Australian Dollar     U.S. Dollar
Sept. 2, 1999                                         1,507,810         165,527,370           6,691                 --
                                                     U.S. Dollar       Japanese Yen
Sept. 2, 1999                                         2,928,769          1,736,287               --              3,404
                                                  Singaporan Dollar     U.S. Dollar
Sept. 3, 1999                                         5,940,421          3,739,053           74,594                 --
                                                     U.S Dollar        British Pound
Sept. 3, 1999                                          962,539            570,678                --              1,071
                                                  Singaporan Dollar     U.S. Dollar
Sept. 7, 1999                                         4,116,470          2,445,476              290                 --
                                                  Singaporan Dollar     U.S. Dollar
Sept. 30, 1999                                        7,077,303          7,396,985               --             89,740
                                               European Monetary Unit   U.S. Dollar
Sept. 30, 1999                                        4,620,479          4,845,728               --             42,046
                                               European Monetary Unit   U.S. Dollar
Sept. 30, 1999                                        4,421,077          4,632,183               --             44,653
                                                                                           ---------            ------
                                               European Monetary Unit   U.S. Dollar
Total                                                                                      $185,614           $191,333

AXP VP -- Strategy Aggressive Fund

Exchange date                                        Currency to        Currency to        Unrealized         Unrealized
                                                    be delivered        be received       appreciation       depreciation

Sept. 1, 1999                                         7,543,897         12,026,480             $--            $109,385
                                                    British Pound       U.S. Dollar
Sept. 2, 1999                                         2,054,435          3,256,937             $--           $  48,033
                                                    British Pound       U.S. Dollar
Sept. 2, 1999                                         2,707,561          2,820,331             $--           $  43,861
                                               European Monetary Unit   U.S. Dollar
Sept. 3, 1999                                         3,054,016          3,192,363             $--           $  38,327
                                                                                               ---           ---------
                                               European Monetary Unit   U.S. Dollar
Total                                                                                          $--            $239,606

5. LENDING OF PORTFOLIO SECURITIES
Presented below is information regarding securities on loan as of Aug. 31, 1999.

                                                   AXP VP --           AXP VP --          AXP VP --
                                                     Bond               Capital        International
                                                     Fund              Resource            Fund
                                                                         Fund
Value of securities on loan to brokers            $66,601,500         $7,462,500      $86,190,096
                                                  -----------         ----------      -----------
Collateral received for securities loaned:
Cash                                              $ 2,425,000         $7,920,000      $86,147,000
U.S. government securities, at value               66,371,795                 --        4,593,908
                                                   ----------            -------        ---------
Total collateral received for securities loaned   $68,796,795         $7,920,000      $90,740,908
                                                  -----------         ----------      -----------


                                                  AXP VP --            AXP VP --        AXP VP --
                                                   Managed               New            Strategy
                                                    Fund             Dimensions        Aggressive
                                                                         Fund              Fund
Value of securities on loan to brokers           $362,954,040        $ 9,747,313     $100,414,463
                                                 ------------        -----------     ------------
Collateral received for securities loaned:
Cash                                             $156,243,900        $10,011,600     $ 96,240,400
U.S. government securities, at value              221,080,365                 --        7,907,206
                                                  -----------            -------        ---------
Total collateral received for securities loaned  $377,324,265        $10,011,600     $104,147,606
                                                 ------------        -----------     ------------

Income from securities lending amounted to $205,211, $103,137, $8,114, $834,283, $772,965, $69,710 and $450,762 for AXP VP -- Bond Fund, AXP VP -- Capital
Resource Fund, AXP VP -- Global Bond Fund, AXP VP -- International  Fund, AXP VP
-- Managed Fund, AXP VP -- New Dimensions Fund and AXP VP -- Strategy Aggressive
Fund, respectively, for the year ended Aug. 31, 1999.

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                    Year ended Aug. 31, 1999
                                        AXP VP --            AXP VP --      AXP VP --
                                          Bond               Capital          Cash
                                          Fund              Resource       Management
                                                              Fund            Fund
Sold                                    9,705,292          2,571,389      603,415,090
Issued for reinvested distributions    12,224,882         14,021,994       25,544,144
Redeemed                              (23,348,532)       (20,385,941)    (367,169,580)
                                      -----------        -----------     ------------
Net increase (decrease)                (1,418,358)        (3,792,558)     261,789,654

                                                    Year ended Aug. 31, 1999
                                        AXP VP --            AXP VP --        AXP VP --
                                          Extra              Global       International
                                         Income               Bond            Fund
                                          Fund                Fund
Sold                                    9,758,757          2,510,601       12,212,960
Issued for reinvested distributions     7,511,830            981,534        1,096,574
Redeemed                               (3,462,581)        (1,593,306)     (26,524,212)
                                       ----------         ----------      -----------
Net increase (decrease)                13,808,006          1,898,829      (13,214,678)

                                                    Year ended Aug. 31, 1999
                                        AXP VP --            AXP VP --       AXP VP --
                                         Managed               New           Strategy
                                          Fund             Dimensions       Aggressive
                                                              Fund              Fund
Sold                                    6,954,626         42,053,242        4,611,926
Issued for reinvested distributions    31,767,507            669,065       11,423,262
Redeemed                              (26,684,346)        (2,661,999)     (25,418,985)
                                      -----------         ----------      -----------
Net increase (decrease)                12,037,787         40,060,308       (9,383,797)

                                                    Year ended Aug. 31, 1998
                                        AXP VP --            AXP VP --       AXP VP --
                                          Bond               Capital          Cash
                                          Fund              Resource        Management
                                                              Fund            Fund
Sold                                    9,406,202          3,111,763      372,938,041
Issued for reinvested distributions    15,335,152          4,593,438       20,308,748
Redeemed                              (18,015,220)       (15,545,239)    (386,732,614)
                                      -----------        -----------     ------------
Net increase (decrease)                 6,726,134         (7,840,038)       6,514,175

                                                    Year ended Aug. 31, 1998

                                        AXP VP --            AXP VP --        AXP VP --
                                          Extra              Global       International
                                         Income               Bond            Fund
                                          Fund                Fund
Sold                                   25,022,142          6,193,224        8,581,401
Issued for reinvested distributions     4,401,276            894,227        4,293,695
Redeemed                               (1,093,400)          (470,748)     (20,393,377)
                                       ----------           --------      -----------
Net increase (decrease)                28,330,018          6,616,703       (7,518,281)

                                                    Year ended Aug. 31, 1998
                                        AXP VP --            AXP VP --        AXP VP --
                                         Managed               New           Strategy
                                          Fund             Dimensions       Aggressive
                                                              Fund              Fund
Sold                                    8,609,654         47,550,647        7,220,136
Issued for reinvested distributions    26,654,679            493,421       13,613,493
Redeemed                              (15,015,022)        (1,469,624)     (11,448,329)
                                      -----------         ----------      -----------
Net increase (decrease)                20,249,311         46,574,444        9,385,300

7. FUTURES CONTRACTS
As of Aug. 31, 1999, AXP VP -- Bond Fund's investments in securities included securities valued at $6,311,834 that were pledged as collateral to cover initial margin deposits on 400 open sale interest rate contracts. The market value of the open sale contracts as of Aug. 31, 1999 was $45,587,500 with a net unrealized gain of $801,526. See "Summary of significant accounting policies."

As of Aug. 31, 1999, AXP VP -- Strategy Aggressive Fund's investments in securities included securities valued at $88,438 that were pledged as collateral to cover initial margin deposits on three open purchase stock index contracts. The market value of the open purchase contracts as of Aug. 31, 1999 was $989,850 with a net unrealized loss of $72,968. See "Summary of significant accounting policies."

8. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts  associated with options  contracts written by AXP
VP -- Managed Fund during the year ended

Aug. 31, 1999 are as follows:

                                                   Puts
                                    Contracts               Premium
Balance Aug. 31, 1998                   --               $       --
Opened                               2,500                1,198,710
                                     -----                ---------
Balance Aug. 31, 1999                2,500               $1,198,710

See "Summary of significant accounting policies."

Contracts and premium amounts  associated with options  contracts written by AXP
VP -- New Dimensions Fund during the year ended

Aug. 31, 1999 are as follows:

                                                   Calls
                                   Contracts                Premium
Balance Aug. 31, 1998                   --               $       --
Opened                               2,426                1,143,310
Closed or expired                   (2,426)              (1,143,310)
                                    ------               ----------
Balance Aug. 31, 1999                   --               $       --

See "Summary of significant accounting policies."

Contracts and premium amounts  associated with options  contracts written by AXP
VP -- Strategy Aggressive Fund during the year ended Aug. 31, 1999 are as follows:

                                                   Puts                                               Calls
                                     Contracts               Premium                    Contracts                Premium
Balance Aug. 31, 1998                    --               $       --                          --              $        --
Opened                                5,450                1,834,053                      37,480               16,414,545
Closed or expired                    (1,000)                (534,482)                    (29,500)             (13,762,194)
Exercised                                --                       --                      (7,980)              (2,652,351)
                                       ----                  -------                      ------               ----------
Balance Aug. 31, 1999                 4,450               $1,299,571                          --              $        --

See "Summary of significant accounting policies."


9. CAPITAL LOSS CARRYOVER
For federal  income tax  purposes,  AXP VP -- Bond Fund,  AXP VP -- Extra Income
Fund and AXP VP -- Global Bond Fund had capital loss  carryovers  as of Aug. 31,
1999 of $57,229,041,  $29,248,847 and  $4,559,469,  respectively,  which, if not offset by subsequent capital gains, will expire in 2007 and 2008. It is unlikely the board will authorize a distribution of any net realized gain for a Fund until its capital loss carryover has been offset or expires.

10. FINANCIAL HIGHLIGHTS
"Financial highlights" showing per share data and selected financial information are presented on pages 56-64 of the prospectus.


Investments in Securities
AXP VP -- Bond Fund
Aug. 31, 1999

(Percentages represent value of investments compared to net assets)

Bonds (92.9%)
Issuer                                                              Coupon                  Principal                 Value(a)
                                                                     rate                    amount

Government obligations (11.8%)
Govt of Algeria
   (U.S. Dollar)
      03-04-00                                                         7.06%              $1,090,909(c)               $1,039,091
Govt of Poland
   (Polish Zloty)
      06-12-02                                                         3.44               18,900,000(c)                4,719,648
Govt of Russia
   (Russian Ruble)
      06-16-99                                                          --                 1,639,000(b,c)                 65,338
      12-15-01                                                          --                 7,793,000(b,c)                 79,872
      02-06-02                                                          --                 2,273,000(b,c)                 44,173
      05-22-02                                                          --                 2,273,000(b,c)                 41,772
      06-05-02                                                          --                 2,273,000(b,c)                 41,600
      09-18-02                                                          --                 2,273,000(b,c)                 39,688
      10-09-02                                                          --                 2,273,000(b,c)                 38,474
      01-22-03                                                          --                 2,273,000(b,c)                 36,698
      02-05-03                                                          --                 2,273,000(b,c)                 36,607
      05-21-03                                                          --                 2,273,000(b,c)                 35,121
      06-04-03                                                          --                 2,273,000(b,c)                 35,348
      09-17-03                                                          --                 2,273,000(b,c)                 34,668
      10-08-03                                                          --                 2,273,000(b,c)                 33,345
      01-21-04                                                          --                 2,273,000(b,c)                 32,847
Republic of Brazil
   (U.S. Dollar)
      04-15-14                                                         8.00               11,952,800(c,f)              7,111,916
Republic of Panama
   (U.S. Dollar)
      04-01-29                                                         9.38                5,000,000(c)                4,637,500
Resolution Funding Corp
      10-15-19                                                         8.13               38,059,000                  44,139,278
U.S. Treasury
      11-30-99                                                         5.63               14,000,000                  14,019,514
      11-15-00                                                         5.75                5,000,000                   5,006,984
      05-15-02                                                         7.50                6,170,000                   6,421,977
      06-30-02                                                         6.25               17,000,000(d)               17,173,221
      08-15-02                                                         6.38               10,900,000                  11,041,005
      03-31-03                                                         5.50                7,500,000                   7,401,691
      08-15-04                                                         7.25                8,200,000(o)                8,626,173
      11-15-05                                                         5.88               40,000,000(d)               39,516,347
      11-15-16                                                         7.50               24,750,000                  27,314,446
United Mexican States
   (U.S. Dollar)
      03-12-08                                                         8.63                4,000,000(c,d)              3,680,000
   (U.S. Dollar) Series XW
      02-17-09                                                        10.38                4,000,000(c)                4,015,000
Total                                                                                                                206,459,342

Mortgage-backed securities (17.0%)
Federal Home Loan Mtge Corp
      05-01-07                                                         9.00                3,387,614                   3,491,342
      03-01-13                                                         5.50                4,373,456                   4,085,814
      08-01-24                                                         8.00                2,861,721                   2,904,647
      01-01-25                                                         9.00                  811,200                     849,480
      07-01-28                                                         6.00                9,502,230                   8,736,160
      09-01-28                                                         6.00               28,995,081                  26,674,230
   Collateralized Mtge Obligation
      03-15-22                                                         7.00               10,455,000                  10,179,309
      07-15-22                                                         7.00               12,940,000                  12,538,731
Federal Natl Mtge Assn
      09-01-07                                                         8.50                4,009,501                   4,127,300
      06-15-09                                                         6.38               10,000,000(d)                9,632,800
      12-01-13                                                         5.50               14,913,742                  13,902,441
      01-01-14                                                         5.50               23,816,455                  22,186,457
      04-01-14                                                         5.50               14,927,032                  13,914,830
      11-01-21                                                         8.00                  308,222                     313,425
      04-01-22                                                         8.00                1,939,160                   1,970,672
      04-01-23                                                         8.50                4,005,995                   4,144,963
      06-01-24                                                         9.00                4,005,617                   4,215,912
      02-01-27                                                         7.50                8,742,395                   8,682,247
      09-01-28                                                         6.50               14,260,506                  13,494,004
      10-01-28                                                         6.00               19,813,906                  18,204,026
      11-01-28                                                         6.00                8,959,148                   8,231,217
      11-01-28                                                         6.50               19,523,583                  18,486,392
      12-01-28                                                         6.50               24,458,583                  23,136,352
      01-01-29                                                         6.50               19,437,227                  18,392,476
      02-01-29                                                         6.00                9,881,301                   9,092,385
      03-01-29                                                         6.50               24,676,641                  23,362,801
   Collateralized Mtge Obligation
      05-18-26                                                         5.00               10,000,000                   8,626,252
Govt Natl Mtge Assn
      06-20-24                                                         6.38                3,332,238(j)                3,348,899
Total                                                                                                                296,925,564

Aerospace & defense (0.2%)
Kellstrom Inds
   Cv Sub Nts
      10-15-02                                                         5.75                  730,000                     529,250
L-3 Communications
   Sr Sub Nts Series B
      05-01-07                                                        10.38                1,710,000                   1,791,225
Newport News Shipbuilding
   Sr Nts
      12-01-06                                                         8.63                1,250,000                   1,287,500
Total                                                                                                                  3,607,975

Airlines (0.3%)
AMR
      05-15-01                                                         9.50                4,500,000                   4,694,802

Automotive & related (1.4%)
Arvin Capital
   Company Guaranty
      02-01-27                                                         9.50                5,000,000                   5,057,990
Exide
   Cv Sr Sub Nts
      12-15-05                                                         2.90                1,240,000(e)                  706,093
Ford Motor Credit
      01-15-03                                                         7.50                5,000,000                   5,077,692
French (JL) Auto Casting
   Sr Sub Nts
      06-01-09                                                        11.50                3,800,000(e)                3,871,250
Lear
   Sr Nts
      05-15-09                                                         8.11                7,500,000(e)                7,198,799
Mascotech
   Cv Sub Deb
      12-15-03                                                         4.50                  385,000                     313,775
MSX Intl
   Company Guaranty
      01-15-08                                                        11.38                2,450,000                   2,388,750
Total                                                                                                                 24,614,349

Banks and savings & loans (4.6%)
Bank of Singapore
   (U.S. Dollar) Sub Nts
      08-10-09                                                         7.88               10,000,000(c,e)              9,887,690
Bank One
   Medium-term Nts Series A
      02-17-09                                                         6.00               15,000,000                  13,608,018
Cullen/Frost Capital
   Series A
      02-01-27                                                         8.42                5,000,000                   4,900,475
Dao Heng Bank
   (U.S. Dollar) Sub Nts
      01-24-07                                                         7.75                5,100,000(c,e)              4,500,750
Fleet Financial Group
   Sub Nts
      06-15-01                                                         9.90                5,000,000                   5,298,253
      12-01-01                                                         9.00                5,000,000                   5,275,481
Newcourt Credit Group
      02-16-05                                                         6.88               10,000,000(e)                9,725,320
      04-15-28                                                         8.29                5,500,000                   5,428,108
Union Planters Bank
   Sub Nts
      03-15-18                                                         6.50                5,000,000                   4,638,358
Washington Mutual Capital
   Company Guaranty
      06-01-27                                                         8.38                3,000,000                   2,972,233
Wells Fargo
      07-15-04                                                         6.63               15,000,000                  14,780,354
Total                                                                                                                 81,015,040

Building materials & construction (0.5%)
Masco
      10-01-01                                                         9.00                5,000,000                   5,253,698
Tyco Intl Group
   (U.S. Dollar) Company Guaranty
      01-15-29                                                         6.88                4,300,000(c)                3,829,961
Total                                                                                                                  9,083,659

Chemicals (1.0%)
Allied Waste North America
   Company Guaranty Series B
      01-01-09                                                         7.88                9,950,000                   9,054,500
Rohm & Haas
      07-15-29                                                         7.85                8,000,000(e)                8,110,138
Total                                                                                                                 17,164,638

Communications equipment & services (2.8%)
Caprock Communications
   Sr Nts
      05-01-09                                                        11.50                6,000,000(e)                5,955,000
Celcaribe
   Sr Nts
      03-15-04                                                        13.50                3,150,000                   2,535,750
Clearnet Communications
   Zero Coupon Sr Disc Nts
      12-15-00                                                         6.42                5,000,000(g)                4,625,000
EchoStar DBS
   Sr Nts
      02-01-09                                                         9.38                2,050,000(e)                2,050,000
Esprit Telecom Group
   (U.S. Dollar) Sr Nts
      12-15-07                                                        11.50                2,000,000(c)                2,095,000
MJD Communications
   Sr Sub Nts Series B
      05-01-08                                                         9.50                1,000,000                   1,000,000
NTL
   Zero Coupon Sr Nts
      10-01-03                                                         7.87                9,625,000(g)                6,400,625
   Zero Coupon Sr Nts Series B
      02-01-01                                                        11.48                5,000,000(g)                4,337,500
PhoneTel Technologies
   Sr Nts
      12-15-06                                                        12.00                8,500,000(b)                2,125,000
Poland Telecom
   (U.S. Dollar) Company Guaranty
      06-01-04                                                        14.00                5,000,000(b,c)              3,475,000
Price Communications Wireless
   Company Guaranty Series B
      12-15-06                                                         9.13                5,000,000                   5,075,000
Telehub Communications
   Zero Coupon Company Guaranty
      07-31-01                                                        13.88                2,500,000(g)                1,650,000
WorldCom
      04-01-07                                                         7.75                7,000,000                   7,229,469
Total                                                                                                                 48,553,344

Computers & office equipment (0.5%)
Data General
   Cv Sub Nts
      05-15-04                                                         6.00                  285,000                     282,150
PSINet
   Sr Nts Series B
      02-15-05                                                        10.00                6,005,000                   5,794,825
Silicon Graphics
   Cv Sr Nts
      09-01-04                                                         5.25                  490,000                     387,100
Solectron
   Zero Coupon Cv Sub Nts
      01-27-19                                                         4.00                  919,000(e,f)                584,714
Verio
   Sr Nts
      12-01-08                                                        11.25                2,250,000                   2,289,375
Total                                                                                                                  9,338,164

Electronics (0.9%)
Credence Systems
   Cv Sub Nts
      09-15-02                                                         5.25                  860,500                     808,750
Cymer
   Zero Coupon Cv Sub Nts
      08-06-00                                                         3.50                  860,000(g)                  836,410
Hyundai Semiconductor
   (U.S. Dollar) Sr Nts
      05-15-07                                                         8.63                8,500,000(c,e)              6,756,159
Integrated Process Equipment
   Cv Sub Nts
      09-15-04                                                         6.25                  620,000                     437,875
Kent Electronics
   Cv Sub Nts
      09-01-04                                                         4.50                  935,000                     738,650
Micron Technology
   Cv Sub Nts
      07-01-04                                                         7.00                  450,000                     569,813
NatSteel Electronics
   Cv
      06-30-04                                                         1.50                  235,000(e)                  267,313
S3
   Cv Sub Nts
      10-01-03                                                         5.75                  600,000                     529,500
STMicroelectronics
   (U.S. Dollar) Zero Coupon Cv Sub Nts
      06-10-08                                                          .50                  203,000(c,f)                257,225
Thomas & Betts
      01-15-06                                                         6.50                4,500,000                   4,336,430
Total                                                                                                                 15,538,125

Energy (2.2%)
Devon Energy
   Cv Deb
      08-15-08                                                         4.90                  526,000                     523,370
Lodestar Holdings
   Company Guaranty
      05-15-05                                                        11.50                1,500,000                   1,260,000
Occidental Petroleum
   Medium-term Nts
      06-01-00                                                        10.98                5,000,000                   5,157,685
Oryx Energy
      04-01-01                                                        10.00                5,000,000                   5,236,571
PDV America
   Sr Nts
      08-01-03                                                         7.88                7,500,000                   6,706,628
R & B Falcon
      04-15-08                                                         6.95                5,000,000                   3,827,697
Roil
   (U.S. Dollar)
      12-05-02                                                        12.78                3,724,800(c,e)              2,346,624
Union Pacific Resources
      05-15-28                                                         7.15                7,500,000                   6,574,880
USX
      03-01-08                                                         6.85                6,500,000                   6,160,092
Total                                                                                                                 37,793,547

Energy equipment & services (0.6%)
Diamond Offshore Drilling
   Cv Sub Nts
      02-15-07                                                         3.75                  385,000                     437,938
Global Marine
      09-01-07                                                         7.13               10,000,000                   9,467,881
Seacor Holdings
   Cv Sub Nts
      11-15-06                                                         5.38                  340,000                     332,775
Total                                                                                                                 10,238,594

Financial services (4.6%)
Airplanes GPA Cl D
   (U.S. Dollar) Series 1
      03-15-19                                                        10.88                2,750,000(c)                2,621,245
American General Finance
   Sr Nts
      11-01-03                                                         5.75                5,000,000                   4,775,443
Associates
      11-01-03                                                         5.75                6,700,000                   6,413,023
Beneficial
   Medium-term Nts
      02-18-13                                                         6.25               10,000,000                   9,829,603
California Infrastructure-
Southern California Edison
      03-25-02                                                         6.14                5,635,412                   5,644,766
Countrywide Home Loan
   Company Guaranty
      06-15-04                                                         6.85               12,000,000                  11,804,399
CSC Holdings
   Sr Sub Deb
      04-01-23                                                         9.88                5,000,000                   5,112,500
Ford Capital
      05-15-02                                                         9.88                5,000,000                   5,380,143
Hoechst Capital
   (European Monetary Unit) Company Guaranty
      07-29-03                                                         2.75                  600,000(c,e)                666,445
Household Finance
      04-01-00                                                         9.55                6,500,000                   6,618,151
Marlin Water Trust
   Sr Nts
      12-15-01                                                         7.09                8,095,670                   7,986,101
Ohio Savings Capital
   Company Guaranty
      06-03-27                                                         9.50                5,000,000(e)                5,158,520
Ono Finance
   (U.S. Dollar)
      05-01-09                                                        13.00                1,800,000(c,e)              1,890,098
Salomon
   Medium-term Sr Nts Series D
      10-06-99                                                         6.99                5,000,000                   5,006,643
SASCO
      02-25-28                                                         6.76                2,174,363                   2,167,600
Total                                                                                                                 81,074,680

Food (0.2%)
Daya Guna
   (U.S. Dollar) Company Guaranty
      06-01-07                                                        10.00                4,750,000(c,e)              3,372,500

Furniture & appliances (0.3%)
Interface
   Sr Sub Nts Series B
      11-15-05                                                         9.50                5,000,000                   5,012,500
Simmons
   Sr Sub Nts
      03-15-09                                                        10.25                  600,000(e)                  594,000
Total                                                                                                                  5,606,500

Health care (0.5%)
Centocor
   Cv Sub Deb
      02-15-05                                                         4.75                  205,000                     272,138
Lilly (Eli)
      01-01-36                                                         6.77               10,000,000                   9,278,668
Total                                                                                                                  9,550,806

Health care services (1.5%)
Abbey Healthcare Group
   Sr Sub Nts
      11-01-02                                                         9.50                  250,000                     246,250
Magellan Health Services
   Sr Sub Nts
      02-15-08                                                         9.00                2,500,000                   2,137,500
Novacare
   Cv Sub Deb
      01-15-00                                                         5.50                  537,000                     475,916
Omnicare
   Cv
      12-01-07                                                         5.00                1,130,000                     774,050
Service Corp Intl
      03-15-20                                                         6.30               11,000,000                  10,544,048
Sunrise Assisted Living
   Cv Sub Nts
      06-15-02                                                         5.50                  550,000                     506,000
Tenet Healthcare
   Sr Sub Nts Series B
      12-01-08                                                         8.13                9,000,000                   8,392,500
Triad Hospitals Holdings
   Sr Sub Nts
      05-15-09                                                        11.00                3,050,000(e)                3,080,500
Total                                                                                                                 26,156,764

Household products (0.4%)
Chattem
   Company Guaranty Series B
      04-01-08                                                         8.88                2,200,000                   2,112,000
Revlon Consumer Products
   Sr Nts
      02-01-06                                                         8.13                4,250,000                   3,782,500
Scotts
   Sr Sub Nts
      01-15-09                                                         8.63                  585,000(e)                  567,450
Total                                                                                                                  6,461,950

Industrial equipment & services (1.4%)
AGCO
   Sr Sub Nts
      03-15-06                                                         8.50                1,025,000                     964,781
Case
      08-01-05                                                         7.25                5,475,000                   5,296,434
Clark Equipment
      03-01-01                                                         9.75                5,000,000                   5,209,839
Laidlaw
   (U.S. Dollar)
      05-15-06                                                         7.65               10,000,000(c)                9,609,870
Terex
   Company Guaranty
      04-01-08                                                         8.88                3,800,000                   3,572,000
Total                                                                                                                 24,652,924

Insurance (3.6%)
Americo Life
   Sr Sub Nts
      06-01-05                                                         9.25                4,500,000                   4,584,375
Conseco
   Medium-term Nts Series B
      06-21-01                                                         7.60               15,000,000                  14,965,217
Executive Risk Capital
   Company Guaranty Series B
      02-01-27                                                         8.68                3,500,000                   3,515,983
Florida Windstorm
   (MBIA Insured)
      02-25-19                                                         7.13               15,000,000(e,l)             14,079,257
Nationwide CSN Trust
      02-15-25                                                         9.88               10,500,000(e)               11,355,535
New England Mutual
      02-15-24                                                         7.88                5,000,000(e)                5,134,487
SAFECO Capital
   Company Guaranty
      07-15-37                                                         8.07               10,000,000                   9,072,624
Total                                                                                                                 62,707,478

Leisure time & entertainment (4.0%)
AMC Entertainment
   Sr Sub Nts
      02-01-11                                                         9.50                5,000,000                   4,237,500
Loews Cineplex Entertainment
   Sr Sub Nts
      08-01-08                                                         8.88                4,500,000                   3,948,750
Premier Parks
   Sr Nts
      04-01-06                                                         9.25                2,150,000                   2,085,500
   Zero Coupon Sr Disc Nts
      04-01-03                                                        10.00                5,250,000(g)                3,451,875
Speedway Motorsports
   Company Guaranty Series D
      08-15-07                                                         8.50               12,000,000                  11,940,000
Time Warner
      08-15-04                                                         7.98                1,500,000                   1,543,217
      08-15-06                                                         8.11                3,000,000                   3,099,165
      08-15-07                                                         8.18                3,000,000                   3,133,070
      02-01-24                                                         7.57               20,000,000                  19,288,461
   Sr Nts
      01-15-28                                                         6.95                5,000,000                   4,449,489
Trump Holdings & Funding
   Sr Nts
      06-15-05                                                        15.50                2,500,000                   2,512,500
United Artists Theatres
   Series 1995A
      07-01-15                                                         9.30                4,668,292                   3,288,905
Vail Resorts
   Sr Sub Nts
      05-15-09                                                         8.75                7,000,000(e)                6,798,750
Total                                                                                                                 69,777,182

Media (5.9%)
AMFM
   Company Guaranty
      11-01-08                                                         8.00               10,000,000                   9,600,000
Australis Media
   (U.S. Dollar)
      11-01-00                                                        14.00                  292,984(b,c)                254,396
   (U.S. Dollar) Zero Coupon
      05-15-03                                                        15.75               10,081,770(b,c,g)                1,409
Comcast Cable Communications
      11-15-08                                                         6.20                6,100,000                   5,548,717
Cox Communications
      06-15-25                                                         7.63               10,000,000                   9,405,506
Cox Enterprises
      06-15-09                                                         7.38               10,000,000(e)                9,844,965
CSC Holdings
   Sr Nts
      07-15-09                                                         8.13                6,600,000(e)                6,435,000
   Sr Sub Debs
      05-15-16                                                        10.50               10,000,000                  10,900,000
Heritage Media
   Sr Sub Nts
      02-15-06                                                         8.75                2,000,000                   2,045,000
Interpublic Group
   Cv Sub Nts
      06-01-06                                                         1.87                  250,000(e)                  231,250
Lamar Media
   Company Guaranty
      12-01-06                                                         9.63                1,350,000                   1,377,000
MDC Communications
   (U.S. Dollar) Sr Sub Nts
      12-01-06                                                        10.50                1,700,000(c)                1,729,750
News America Holdings
      10-15-12                                                        10.13               10,000,000                  11,106,395
Rogers Cablesystems
   (Canadian Dollar)
      01-15-14                                                         6.56                2,700,000(c)                1,927,024
STC Broadcasting
   Sr Sub Nts
      03-15-07                                                        11.00                6,750,000                   6,994,688
Susquehanna Media
   Sr Sub Nts
      05-15-09                                                         8.50                3,260,000(e)                3,194,800
TCI Communications
      08-01-15                                                         8.75                5,000,000                   5,609,456
TCI Telecommunications
   Sr Nts
      02-15-28                                                         7.13                2,000,000                   1,883,174
Telewest Communication
   (British Pound) Cv
      02-19-07                                                         5.25                  320,000(c,e)                489,045
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      04-15-04                                                         9.25                4,275,000(c,e,g)            2,607,750
Time Warner Entertainment
   Sr Nts
      07-15-33                                                         8.38                2,500,000                   2,626,764
Veninfotel
   (U.S. Dollar) Cv Pay-in-kind
      03-01-02                                                        10.00                6,339,375(c,k,q)            9,509,063
Total                                                                                                                103,321,152

Metals (1.3%)
Alcan Aluminum
   (U.S. Dollar)
      01-15-22                                                         8.88                6,750,000(c)                7,171,511
Imexsa Export Trust
   (U.S. Dollar)
      05-31-03                                                        10.13                4,189,380(c,e)              3,958,964
Southern Peru Copper
   (U.S. Dollar)
      05-30-07                                                         7.90                2,000,000(c)                1,734,221
WMC Finance USA
   (U.S. Dollar)
      11-15-13                                                         7.25               10,000,000(c)                9,833,541
Total                                                                                                                 22,698,237

Miscellaneous (3.7%)
Alliance Imaging
   Sr Sub Nts
      12-15-05                                                         9.63                3,000,000                   2,940,000
Bistro Trust
   Sub Nts
      12-31-02                                                         9.50               10,000,000(e)                9,483,000
Colonial Capital
   Company Guaranty Series A
      01-15-27                                                         8.92                3,000,000                   2,781,570
Continucare
   Cv Sr Sub Nts
      10-31-02                                                         8.00                1,000,000(e)                   45,000
Delphes 2
   (U.S. Dollar)
      05-05-09                                                         7.75                3,200,000(c,e)              3,008,000
FCB/NC Capital
   Company Guaranty
      03-01-28                                                         8.05                4,625,000                   4,305,371
Great Central Mines
   (U.S. Dollar) Sr Nts
      04-01-08                                                         8.88                7,500,000(c)                6,750,000
Guangdong Enterprises
   (U.S. Dollar) Sr Nts
      05-22-07                                                         8.88                3,600,000(b,c,e)              954,000
Jorgensen (Earle M)
   Sr Nts
      04-01-05                                                         9.50                1,225,000                   1,145,375
KPNQwest
   (U.S. Dollar) Sr Nts
      06-01-09                                                         8.13               15,000,000(c,e)             14,287,499
Network Associates
   Zero Coupon Cv Sub Deb
      02-13-18                                                         3.24                2,450,000(f)                  753,375
Nextel Partners
   Zero Coupon Sr Disc Nts
      02-01-04                                                        13.60                9,600,000(e,g)              5,760,000
NSM Steel
   Company Guaranty
      02-01-06                                                        12.00                2,125,000(b,e)                573,750
      02-01-08                                                        12.25                5,300,000(b,e)                265,000
Outsourcing Solutions
   Sr Sub Nts Series B
      11-01-06                                                        11.00                1,775,000                   1,739,500
PTC Intl Finance
   (U.S. Dollar) Zero Coupon Company Guaranty
      07-01-02                                                        10.75                3,000,000(c,g)              2,178,750
Republic Technology/RTI Capital
      07-15-09                                                        13.75                3,800,000                   3,743,000
Talton Holdings
   Company Guaranty Sr Nts Series B
      06-30-07                                                        11.00                4,255,000                   3,903,963
Transamerica Energy
      06-15-02                                                        11.50                1,000,000(b)                  115,000
      06-15-02                                                        13.00                2,100,000(b)                  215,250
Total                                                                                                                 64,947,403

Multi-industry conglomerates (2.3%)
American Standard
   Company Guaranty
      06-01-09                                                         8.25                5,000,000                   4,800,000
Interim Services
   Cv Sub Nts
      06-01-05                                                         4.50                  915,000                     750,300
Metamor Worldwide
   Cv Sub Nts
      08-15-04                                                         2.94                1,090,000                     758,913
Packaged Ice
   Company Guaranty Series B
      02-01-05                                                         9.75                7,525,000                   7,167,563
Personnel Group of America
   Cv Sub Nts
      07-01-04                                                         5.75                  600,000                     478,500
Pierce Leahy
   Sr Sub Nts
      07-15-06                                                        11.13                  812,000                     881,020
Tenneco
      06-15-17                                                         7.63                6,000,000                   5,770,898
USI America Holdings
   Company Guaranty
      10-15-03                                                         7.13               10,000,000                   9,796,329
   Sr Nts Series B
      12-01-06                                                         7.25                5,000,000                   4,841,078
Westinghouse Electric
      06-01-01                                                         8.88                5,000,000                   5,125,016
Total                                                                                                                 40,369,617

Paper & packaging (2.5%)
APP Intl Finance
   (U.S. Dollar)
      10-01-05                                                        11.75                3,950,000(b,c)              2,824,250
Chesapeake
      05-01-03                                                         9.88                5,000,000                   5,479,936
Crown Cork & Seal
      04-15-23                                                         8.00                5,000,000                   4,535,608
Gaylord Container
   Sr Nts
      06-15-07                                                         9.75                2,200,000                   2,046,000
   Sr Nts Series B
      06-15-07                                                         9.38                5,000,000                   4,550,000
Graham Packaging/GPC Capital
   Company Guaranty Series B
      01-15-08                                                         8.75                2,500,000                   2,375,000
Owens-Illinois
   Sr Nts
      05-15-04                                                         7.85                5,000,000                   4,920,514
Packaging Corp of America
   Sr Sub Nts
      04-01-09                                                         9.63                3,220,000(e)                3,252,200
Repap New Brunswick
   (U.S. Dollar) Sr Nts
      04-15-05                                                        10.63                6,465,000(c)                5,624,549
Riverwood Intl
   Company Guaranty
      04-01-08                                                        10.88                3,750,000                   3,656,250
Silgan Holdings
      06-01-09                                                         9.00                4,125,000                   4,027,031
Total                                                                                                                 43,291,338

Restaurants & lodging (0.2%)
Domino's
   Company Guaranty Series B
      01-15-09                                                        10.38                3,275,000                   3,209,500
Sunterra
   Cv Sub Nts
      01-15-07                                                         5.75                1,140,000                     813,675
Total                                                                                                                  4,023,175

Retail (1.8%)
Costco Companies
   Zero Coupon Cv Sub Nts
      08-19-17                                                         3.50                  225,000(f)                  198,281
Dayton Hudson
      12-01-22                                                         8.50                3,000,000                   3,145,462
Eye Care Centers of America
   Company Guaranty
      05-01-08                                                         9.13                4,000,000                   3,455,000
Kroger
   Sr Nts
      07-15-06                                                         8.15                3,000,000                   3,112,490
SAKS
   Company Guaranty
      07-15-04                                                         7.00               10,000,000                   9,561,300
Wal-Mart CRAVE Trust
      07-17-06                                                         7.00               11,603,197(e)               11,451,892
Total                                                                                                                 30,924,425

Textiles & apparel (0.3%)
VF Corp
      05-01-01                                                         9.50                5,000,000                   5,231,795

Transportation (0.6%)
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
      06-15-07                                                         9.50                3,950,000(c)                1,975,000
Hermes Europe RailTel
   (U.S. Dollar) Sr Nts
      01-15-09                                                        10.38                6,600,000(c)                6,600,000
Zhuhai Highway
   (U.S. Dollar) Sub Nts
      07-01-08                                                        11.50                4,140,000(c,e)              2,111,400
Total                                                                                                                 10,686,400

Utilities -- electric (6.2%)
Boston Edison
      06-01-20                                                         9.88                5,000,000                   5,289,712
Calpine
   Sr Nts
      04-15-06                                                         7.63                9,400,000                   8,836,000
Cleveland Electric Illuminating
      07-01-00                                                         7.19                5,000,000                   5,024,329
      07-01-04                                                         7.67                2,000,000                   2,020,398
   1st Mtge Series B
      05-15-05                                                         9.50               11,000,000                  11,611,431
CMS Energy
   Sr Nts
      05-15-02                                                         8.13                5,000,000                   4,992,478
Connecticut Light & Power
   1st Mtge Series C
      06-01-02                                                         7.75                5,000,000                   5,059,123
Edison Mission Energy
   Sr Nts
      06-15-09                                                         7.73                8,600,000(e)                8,595,339
Hydro-Quebec
   (U.S. Dollar) Local Govt Guaranty Series 1989HH
      12-01-29                                                         8.50               20,000,000(c)               21,912,837
Midland Cogeneration
   Series 1991-C
      07-23-02                                                        10.33                1,120,480                   1,184,908
Midland Funding
   Series 1994-C
      07-23-02                                                        10.33                  965,211                   1,020,711
   Series A
      07-23-05                                                        11.75                5,000,000                   5,531,250
Sithe Independence Funding
   Series A
      12-30-13                                                         9.00                7,500,000                   7,939,045
Texas Utilities Electric
   Medium-term Nts 1st Mtge Series B
      03-01-02                                                         9.70                6,000,000                   6,394,478
Texas-New Mexico Power
   1st Mtge Series U
      09-15-00                                                         9.25                3,500,000                   3,587,500
TXU Electric Capital
   Company Guaranty
      01-30-37                                                         8.18               10,000,000                   9,547,093
Total                                                                                                                108,546,632

Utilities -- gas (0.8%)
El Paso Energy
   Sr Nts
      07-15-01                                                         6.63                8,675,000(e)                8,661,337
      05-15-09                                                         6.75                5,500,000                   5,143,098
Total                                                                                                                 13,804,435

Utilities -- telephone (6.7%)
AT&T
      03-15-04                                                         5.63                7,000,000                   6,680,869
      03-15-09                                                         6.00                5,400,000                   5,000,443
AT&T Canada
   (U.S. Dollar) Sr Nts
      11-01-08                                                        10.63                4,000,000(c)                4,520,000
Bell Atlantic
      08-01-31                                                         9.00                7,500,000                   7,883,476
Bell Atlantic Financial Services
   Cv
      09-15-05                                                         4.25                  476,000(e)                  508,520
Bell Telephone of Pennsylvania
      03-15-33                                                         7.38               10,000,000                   9,351,254
Call-Net Enterprises
   (U.S. Dollar) Sr Nts
      08-15-08                                                         8.00                3,625,000(c)                3,190,000
COLT Telecom Group
   (European Monetary Unit)
      03-29-06                                                         2.00                  450,000(c,e)                504,594
Energis
   (U.S. Dollar)
      06-15-09                                                         9.75               10,000,000(c,e)             10,175,000
Frontier
      10-15-03                                                         6.00                7,000,000                   6,537,370
Geotek Communications
   Cv Sr Sub Nts
      02-15-01                                                        12.00                4,135,000(b)                    5,169
Intermedia Communications
   Sr Nts Series B
      11-01-07                                                         8.88                5,600,000                   4,984,000
      06-01-08                                                         8.60                3,500,000                   3,097,500
      03-01-09                                                         9.50                5,000,000                   4,687,500
   Zero Coupon Sr Disc Nts
      05-15-01                                                         8.97                1,000,000(g)                  825,000
McLeod USA
   Sr Nts
      03-15-08                                                         8.38                1,535,000                   1,431,388
      02-15-09                                                         8.13                5,000,000                   4,612,500
MetroNet Communications
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      06-15-03                                                         9.95                3,800,000(c,g)              2,907,000
Paging Network
   Sr Sub Nts
      08-01-07                                                        10.13                3,250,000                   1,917,500
Qwest Communications Intl
   Sr Nts Series B
      11-01-08                                                         7.25                1,750,000                   1,697,500
      11-01-08                                                         7.50               13,250,000                  12,865,064
RSL Communications
   (U.S. Dollar) Company Guaranty
      11-15-06                                                        12.25                6,150,000(c)                6,211,500
      11-15-09                                                         9.88                5,000,000(c)                4,375,000
U S West Capital Funding
   Company Guaranty
      07-15-28                                                         6.88                9,250,000                   8,148,550
U S WEST Communications
      11-10-26                                                         7.20                6,000,000                   5,451,770
Total                                                                                                                117,568,467

Municipal bond (0.4%)
New Jersey Economic Development
   Authority State Pension Funding
   Revenue Bond (MBIA Insured)
      02-15-29                                                         7.43                7,000,000(l)                7,007,070

Total bonds
(Cost: $1,707,871,239)                                                                                            $1,626,808,073

See accompanying notes to investments in securities.

Common stocks (0.1%)
Issuer                                                                                          Shares                  Value(a)

BayCorp Holdings                                                                                  28(b)                     $203
Celcaribe                                                                                    512,190(b,e)              1,280,475
Intermedia Communications                                                                      2,167(b)                   56,342
Nextel Communications Cl A                                                                     6,197(b)                  358,264
Specialty Foods                                                                               15,000(b)                    3,750
Wilshire Financial Services Group                                                            617,590(b)                  791,287

Total common stocks
(Cost: $7,381,336)                                                                                                    $2,490,321

Preferred stocks & other (1.4%)

Issuer                                                                                         Shares                   Value(a)

Adelphia Communications
   5.50% Cv Series D                                                                           2,875                    $529,000
Bar Technologies
   Warrants                                                                                    4,500                      90,000
Bell Technology
   Warrants                                                                                    5,410                     595,100
CMS Energy
   8.75% Cv                                                                                   13,500(b)                  545,063
Coastal
   5.58% Cv                                                                                   23,400                     642,038
Coltec Capital
   5.25% Cv                                                                                   10,800(e)                  503,550
CVS
   6.00% Cv ACES                                                                               3,075(i)                  234,469
Dairy Mart
   Warrants                                                                                   10,000                       3,500
Dobson Communications
   13.00% Pay-in-kind                                                                          3,000(n)                2,880,000
Federal-Mogul Finance Trust
   7.00% Cm Cv                                                                                 9,400                     494,675
Georgia-Pacific Group
   7.50% Cv                                                                                    9,750(b)                  442,406
Geotek Communications
   Warrants                                                                                  250,000(m)                        --
Global TeleSystems Group
   7.25% Cm Cv                                                                                 5,600(e)                  313,600
   7.25% Cm Cv                                                                                 3,400                     190,400
Hercules Trust
   6.50% Cm Cv                                                                                   530                     487,271
Houston Inds
   7.00% Cv ACES                                                                               2,275(i)                  234,325
Intermedia Communications
   7.00% Cv Series F                                                                          36,700                     798,225
Kerr-McGee
   5.50% Cv                                                                                    7,500(b)                  274,688
KMC Telecom Holdings
   Warrants                                                                                    3,000                       7,500
Nakornthai Strip Mill
   Warrants                                                                                3,355,391                           3
Newell Financial Trust
   5.25% Cm Cv                                                                                10,000                     500,000
Nextel Communications
   13.00% Pay-in-kind Series D                                                                 4,130(n)                4,460,399
Paxson Communications
   12.50% Pay-in-kind Exchangeable                                                            45,878(b,n)              4,496,044
PLD Telekom
   Warrants                                                                                    5,000                         250
Poland Telecom
   Warrants                                                                                    5,000                         250
Price Communications
   Warrants                                                                                   23,048                   2,869,476
Republic of Argentina
   Warrants                                                                                    5,500(c)                    1,375
SkyTel Communications
   2.25% Cv                                                                                   13,500(b)                  511,313
Suiza Capital
   5.50% Cv                                                                                   23,850(e)                  775,125
Telehub Communications
   Warrants                                                                                    2,500                      75,000
Unifi Communications
   Warrants                                                                                    7,000                          70
United Mexican States
   Warrants                                                                                    9,000                     652,500
Wendys Financing
   5.00% Cm Cv Series A                                                                        8,800                     523,600

Total preferred stocks & other
(Cost: $21,688,553)                                                                                                  $24,131,215

See accompanying notes to investments in securities.

Short-term securities (5.6%)
Issuer                                                             Annualized                Amount                   Value(a)
                                                                 yield on date             payable at
                                                                  of purchase               maturity

U.S. government agencies (4.8%)
Federal Home Loan Bank Disc Nts
      09-17-99                                                         5.16%             $18,800,000                 $18,756,969
      10-01-99                                                         5.09               25,000,000                  24,886,402
Federal Home Loan Mtge Corp Disc Nts
      10-07-99                                                         5.21                4,200,000                   4,178,244
      10-15-99                                                         5.22               11,600,000                  11,526,559
Federal Natl Mtge Assn Disc Nts
      09-16-99                                                         5.05                6,100,000                   6,085,316
      09-17-99                                                         5.06                5,300,000                   5,285,944
      10-21-99                                                         5.24               10,400,000                  10,324,889
      11-18-99                                                         5.31                2,600,000                   2,569,247
Total                                                                                                                 83,613,570

Commercial paper (0.7%)
Ameritech Capital Funding
      09-24-99                                                         5.27                1,800,000(p)                1,793,962
Petrofina (Delaware)
      10-26-99                                                         5.20                3,300,000                   3,271,723
Salomon Smith Barney
      10-06-99                                                         5.33                3,300,000                   3,282,964
SBC Communications Capital
      10-13-99                                                         5.17                4,600,000(p)                4,570,020
Total                                                                                                                 12,918,669

Letter of credit (0.1%)
Bank of America-
AES Hawaii
      09-15-99                                                         5.26                2,200,000                   2,195,508

Total short-term securities
(Cost: $98,746,427)                                                                                                  $98,727,747

Total investments in securities
(Cost: $1,835,687,555)(r)                                                                                         $1,752,157,356


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 1999, the value of foreign securities represented 12.44% of net assets.

(d) Security is partially or fully on loan. See Note 5 to the financial statements.

(e)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 1999.

(i) ACES (Automatically Convertible Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. ACES pay dividends, have voting rights, are noncallable for at least three years and upon maturity, convert into shares of common stock.

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 1999.

(k) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 1999, is as follows:

Security                                           Acquisition          Cost
                                                      dates
Veninfotel
 (U.S. Dollar) 10.00% Cv Pay-in-kind 2002    03-05-97 thru 09-01-99  $6,037,500

(l) The following abbreviation is used in portfolio descriptions to identify the insurer of the issue:

MBIA -- Municipal Bond Investors Assurance

(m) Negligible market value.

(n) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(o) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):


Type of security                               Notional amount

Sale contracts
U.S. Treasury Bonds, Dec. 1999                    $40,000,000

(p) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(q) Pay-in-kind securities are securities in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The securities issued as interest or dividends usually have the same terms, including maturity date, as the pay-in-kind securities.

(r) At Aug. 31, 1999, the cost of securities for federal income tax purposes was $1,834,191,393 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                   $29,109,796
Unrealized depreciation                                  (111,143,833)
                                                         ------------
Net unrealized depreciation                              $(82,034,037)


Investments in Securities
AXP VP -- Capital Resource Fund
Aug. 31, 1999

(Percentages represent value of investments compared to net assets)

Common stocks (98.3%)
Issuer                                                                                      Shares                     Value(a)

Aerospace & defense (2.4%)
AlliedSignal                                                                               1,000,000                 $61,250,000
Raytheon Cl B                                                                              1,050,000                  71,531,250
Total                                                                                                                132,781,250

Automotive & related (2.4%)
Delphi Automotive Systems                                                                  1,000,000                  18,750,000
Federal-Mogul                                                                                300,000                  13,687,500
General Motors                                                                               900,000                  59,512,500
Lear                                                                                       1,000,000(b)               40,187,500
Total                                                                                                                132,137,500

Banks and savings & loans (1.6%)
Bank One                                                                                     400,000                  16,050,000
First Union                                                                                  850,000                  35,275,000
State Street                                                                                 660,000                  39,517,500
Total                                                                                                                 90,842,500

Beverages & tobacco (1.6%)
Coca-Cola                                                                                  1,500,000                  89,718,750

Building materials & construction (0.8%)
Weyerhaeuser                                                                                 800,000                  45,000,000

Chemicals (0.4%)
Azurix                                                                                     1,300,000(b)               24,131,250

Communications equipment & services (2.4%)
Lucent Technologies                                                                        1,100,000                  70,468,750
Motorola                                                                                     700,000                  64,575,000
Total                                                                                                                135,043,750

Computers & office equipment (19.3%)
America Online                                                                               550,000(b)               50,221,875
BMC Software                                                                                 650,000(b)               34,978,125
Cisco Systems                                                                              1,500,000(b)              101,718,750
Computer Sciences                                                                          1,000,000(b)               69,187,500
Electronic Data Systems                                                                    1,500,000                  84,187,500
EMC                                                                                          600,000(b)               36,000,000
Equant                                                                                       396,000(b,c)             34,872,750
First Data                                                                                 1,500,000                  66,000,000
Intl Business Machines                                                                     1,250,000                 155,703,124
Microsoft                                                                                  1,500,000(b)              138,843,750
Novell                                                                                     1,500,000(b)               35,531,250
Solectron                                                                                  1,600,000(b)              125,200,000
Unisys                                                                                     3,000,000(b)              129,000,000
Yahoo!                                                                                       200,000(b)               29,500,000
Total                                                                                                              1,090,944,624

Electronics (7.4%)
Corning                                                                                      950,000                  63,175,000
Intel                                                                                      1,600,000                 131,500,000
Jabil Circuit                                                                              1,000,000(b)               44,812,500
Teradyne                                                                                     750,000(b)               51,046,875
Texas Instruments                                                                          1,500,000                 123,093,750
Total                                                                                                                413,628,125

Energy (3.4%)
Anadarko Petroleum                                                                         1,000,000                  34,000,000
Exxon                                                                                      1,200,000                  94,650,000
Texaco                                                                                     1,000,000                  63,500,000
Total                                                                                                                192,150,000

Financial services (4.0%)
Citigroup                                                                                  1,875,000                  83,320,313
MBNA                                                                                       2,500,000                  61,718,750
Morgan Stanley, Dean Witter, Discover & Co                                                   900,000                  77,231,250
Total                                                                                                                222,270,313

Health care (6.5%)
Bristol-Myers Squibb                                                                       1,000,000                  70,375,000
Guidant                                                                                      700,000                  41,081,250
Immunex                                                                                      370,000(b)               24,905,625
Medtronic                                                                                    650,000                  50,862,500
Merck & Co                                                                                   900,000                  60,468,750
Mylan Laboratories                                                                         1,250,000                  24,765,625
Pfizer                                                                                     1,200,000                  45,300,000
Warner-Lambert                                                                               700,000                  46,375,000
Total                                                                                                                364,133,750

Household products (1.7%)
Colgate-Palmolive                                                                          1,300,000                  69,550,000
Newell Rubbermaid                                                                            600,000                  24,600,000
Total                                                                                                                 94,150,000

Industrial equipment & services (4.5%)
Caterpillar                                                                                1,200,000                  67,950,000
Illinois Tool Works                                                                        1,500,000                 116,906,250
Ingersoll-Rand                                                                             1,100,000                  69,987,500
Total                                                                                                                254,843,750

Insurance (4.8%)
ACE                                                                                        2,000,000(c)               42,875,000
American Intl Group                                                                        1,125,000                 104,273,438
Lincoln Natl                                                                               1,250,000                  58,593,750
Progressive Corp                                                                             606,400                  61,852,800
Total                                                                                                                267,594,988

Leisure time & entertainment (0.7%)
Disney (Walt)                                                                                200,000                   5,550,000
Time Warner                                                                                  550,000                  32,621,875
Total                                                                                                                 38,171,875

Media (4.3%)
Clear Channel Communications                                                               1,000,000(b)               70,062,500
Comcast Special Cl A                                                                       1,500,000                  48,937,500
Infinity Broadcasting Cl A                                                                 2,700,000(b)               73,068,750
MediaOne Group                                                                               750,000(b)               49,312,500
Total                                                                                                                241,381,250

Multi-industry conglomerates (7.4%)
General Electric                                                                           1,650,000                 185,315,625
Tyco Intl                                                                                  2,300,000(c)              233,018,750
Total                                                                                                                418,334,375

Paper & packaging (2.4%)
Earthshell                                                                                   400,000(b)                1,937,500
Intl Paper                                                                                 1,550,000                  72,946,875
Willamette Inds                                                                            1,500,000                  59,437,500
Total                                                                                                                134,321,875

Restaurants & lodging (1.5%)
Wendy's Intl                                                                               3,000,000                  84,000,000

Retail (13.2%)
Amazon.com                                                                                   225,000(b,e)             27,984,375
Circuit City Stores                                                                        1,900,000                  81,700,000
Costco Wholesale                                                                             285,000(b)               21,303,750
CVS                                                                                        1,250,000                  52,109,375
Dayton Hudson                                                                              1,700,000                  98,600,000
Gap                                                                                        2,475,000                  96,834,375
Home Depot                                                                                 1,850,000                 113,081,250
Kohl's                                                                                     1,200,000(b)               85,500,000
Safeway                                                                                    1,200,000(b)               55,875,000
Wal-Mart Stores                                                                            2,500,000                 110,781,250
Total                                                                                                                743,769,375

Transportation (1.4%)
Canadian Natl Railway                                                                        500,000(c)               31,781,250
Union Pacific                                                                              1,000,000                  48,687,500
Total                                                                                                                 80,468,750

Utilities -- gas (1.1%)
Enron                                                                                      1,500,000                  62,812,500

Utilities -- telephone (3.1%)
AT&T                                                                                       1,800,000                  81,000,000
MCI WorldCom                                                                               1,200,000(b)               90,900,000
Total                                                                                                                171,900,000

Total common stocks
(Cost: $3,950,138,994)                                                                                            $5,524,530,550


See accompanying notes to investments in securities.

Short-term securities (1.7%)
Issuer                                                             Annualized                Amount                   Value(a)
                                                                 yield on date             payable at
                                                                  of purchase               maturity

U.S. government agencies (1.3%)
Federal Home Loan Bank Disc Nts
      09-17-99                                                         5.16%             $10,000,000                  $9,977,111
      10-13-99                                                         5.18                2,500,000                   2,483,758
      10-22-99                                                         5.23                5,500,000                   5,458,259
Federal Home Loan Mtge Corp Disc Nts
      09-09-99                                                         5.06                  600,000                     599,192
      09-20-99                                                         5.05                7,600,000                   7,579,864
      10-01-99                                                         5.07               25,096,000                  24,978,128
      10-14-99                                                         5.24                6,500,000                   6,459,550
Federal Natl Mtge Assn Disc Nts
      10-12-99                                                         5.17                6,200,000                   6,160,761
      10-21-99                                                         5.24               10,000,000                   9,927,778
      11-18-99                                                         5.31                2,300,000                   2,272,795
Total                                                                                                                 75,897,196

Commercial Paper (0.4%)
CAFCO
      10-22-99                                                         5.37                5,000,000(d)                4,962,246
Delaware Funding
      09-24-99                                                         5.31                5,000,000(d)                4,983,069
Ford Motor Credit
      09-03-99                                                         5.33                5,000,000                   4,998,519
      10-18-99                                                         5.30                3,800,000                   3,773,905
Heinz (HJ)
      09-29-99                                                         5.23                3,000,000                   2,987,867
Total                                                                                                                 21,705,606

Total short-term securities
(Cost: $97,622,453)                                                                                                  $97,602,802

Total investments in securities
(Cost: $4,047,761,447)(f)                                                                                         $5,622,133,352


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 1999, the value of foreign securities represented 6.09% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Security is partially or fully on loan. See Note 5 to the financial statements.

(f) At Aug. 31, 1999, the cost of securities for federal income tax purposes was $4,048,615,527 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                           $1,674,334,912
Unrealized depreciation                             (100,817,087)
                                                    ------------
Net unrealized appreciation                       $1,573,517,825


Investments in Securities
AXP VP -- Cash Management Fund
Aug. 31, 1999

(Percentages represent value of investments compared to net assets)

U.S. government agencies (2.2%)
Issuer                                                            Annualized                Amount                     Value(a)
                                                                 yield on date             payable at
                                                                  of purchase               maturity

Federal Home Loan Mtge Corp Disc Nt
      10-07-99                                                         5.21%              $7,500,000                  $7,461,150
Federal Natl Mtge Disc Nt
      11-18-99                                                         5.31                7,700,000                   7,612,413

Total U.S. government agencies
(Cost: $15,073,563)                                                                                                  $15,073,563

Certificates of deposit (1.0%)
Dresdner U.S. Finance
      01-19-00                                                         5.04                2,000,000                   2,000,000
Westdeutsche Landesbank Yankee
      09-29-99                                                         5.32                5,000,000                   5,000,000

Total certificates of deposit
(Cost: $7,000,000)                                                                                                    $7,000,000

Commercial paper (91.2%)

Automotive & related (2.9%)
Daimler/Chrysler
      09-23-99                                                         5.25                6,100,000                   6,080,541
      10-05-99                                                         5.18                4,200,000                   4,179,651
      10-18-99                                                         5.23                5,000,000                   4,966,317
Ford Motor Credit
      09-03-99                                                         5.33                5,000,000                   4,998,520
Total                                                                                                                 20,225,029

Banks and savings & loans (13.2%)
ABN Amro
      10-04-99                                                         5.23                5,000,000                   4,976,212
      10-15-99                                                         4.92                3,000,000                   2,982,400
ANZ (Delaware)
      09-13-99                                                         4.89                4,000,000                   3,993,600
      10-06-99                                                         5.22                2,900,000                   2,885,452
      10-07-99                                                         4.93                5,000,000                   4,975,950
      10-12-99                                                         4.91                5,200,000                   5,171,573
Deutsche Bank Financial
      09-08-99                                                         5.00                6,000,000                   5,994,237
      09-17-99                                                         5.23                2,000,000                   1,995,369
      10-18-99                                                         5.21                6,300,000                   6,257,724
      10-25-99                                                         5.22                5,000,000                   4,961,337
      10-28-99                                                         5.22                5,000,000                   4,959,150
Dresdner US Finance
      09-02-99                                                         5.02                5,000,000                   4,999,310
      11-29-99                                                         5.28                5,000,000                   4,935,846
First Union
      05-19-00                                                         5.35                1,000,000                   1,000,000
First Union Natl Bank
      11-18-99                                                         5.50                2,000,000(c)                2,000,000
Morgan Guaranty
      11-29-99                                                         5.23                5,000,000(c)                5,000,000
NBD Bank Canada
      09-08-99                                                         5.16               11,400,000                  11,388,650
      09-28-99                                                         5.25                3,400,000                   3,386,689
      10-05-99                                                         5.23                7,200,000                   7,164,708
Westpac Capital
      10-19-99                                                         4.91                2,100,000                   2,086,560
Total                                                                                                                 91,114,767

Broker dealers (6.1%)
Bear Stearns
      10-04-99                                                         5.23                2,000,000                   1,990,522
      10-19-99                                                         5.23                5,000,000                   4,965,600
      10-28-99                                                         4.95                2,800,000                   2,778,587
      11-19-99                                                         4.99                1,000,000                     989,357
      11-22-99                                                         4.98                2,000,000                   1,977,951
      01-20-00                                                         5.96                2,000,000                   1,954,332
      01-28-00                                                         5.85                1,000,000                     976,408
      04-13-00                                                         5.70                2,000,000                   1,931,625
      04-21-00                                                         5.77                1,000,000                     964,144
Goldman Sachs Group
      10-13-99                                                         4.91                3,300,000                   3,281,520
      10-14-99                                                         4.92                3,500,000                   3,479,933
      10-25-99                                                         5.24                5,000,000                   4,961,300
      10-27-99                                                         4.94                5,000,000                   4,962,511
      10-29-99                                                         5.24                3,000,000                   2,975,060
      11-23-99                                                         5.28                3,000,000                   2,964,033
      01-07-00                                                         5.36                1,000,000(c)                1,000,000
Total                                                                                                                 42,152,883

Commercial finance (14.8%)
CAFCO
      09-09-99                                                         4.95                5,000,000(b)                4,994,578
      10-19-99                                                         5.37                6,400,000(b)                6,354,517
      10-21-99                                                         5.38                5,000,000(b)                4,962,986
      10-22-99                                                         5.23                2,000,000(b)                1,985,352
      10-22-99                                                         5.37                5,000,000(b)                4,962,246
      11-01-99                                                         5.29                5,000,000(b)                4,955,690
Ciesco LP
      10-18-99                                                         5.20                4,000,000                   3,973,158
Falcon Asset
      09-09-99                                                         5.19                2,000,000(b)                1,997,707
      09-20-99                                                         4.90                2,000,000(b)                1,994,923
      10-20-99                                                         5.24                5,000,000(b)                4,964,815
      11-02-99                                                         5.43                2,000,000(b)                1,981,469
      11-08-99                                                         5.28                2,000,000(b)                1,980,356
      11-10-99                                                         5.43                5,000,000(b)                4,947,694
Preferred Receivables
      09-16-99                                                         5.16                4,100,000(b)                4,091,236
      10-01-99                                                         5.24                2,500,000(b)                2,489,167
      10-12-99                                                         5.37                2,200,000(b)                2,186,645
      10-13-99                                                         5.33                5,000,000(b)                4,969,200
      10-29-99                                                         5.40                5,000,000(b)                4,956,903
      11-03-99                                                         5.43                5,000,000(b)                4,952,925
      11-10-99                                                         5.44                5,000,000(b)                4,947,694
Variable Funding Capital
      09-13-99                                                         5.19                5,600,000(b)                5,590,349
      09-21-99                                                         5.17                4,500,000(b)                4,487,200
      10-13-99                                                         5.20                5,000,000(b)                4,970,017
      10-13-99                                                         5.36                8,600,000(b)                8,546,522
Total                                                                                                                102,243,349

Communications equipment & services (1.0%)
BellSouth Capital Funding
      09-22-99                                                         5.19                7,100,000(b)                7,078,629

Energy (2.5%)
Chevron Transport
      09-17-99                                                         4.89                3,500,000(b)                3,492,518
Petrofina (Delaware)
      10-15-99                                                         5.34                6,100,000                   6,060,486
      11-09-99                                                         5.40                7,700,000                   7,621,337
Total                                                                                                                 17,174,341

Financial services (25.0%)
Associates First Capital
      10-20-99                                                         5.25                5,000,000                   4,964,747
      10-21-99                                                         5.24                4,500,000                   4,467,687
Barclays U.S. Funding
      09-09-99                                                         5.17                5,000,000                   4,994,300
      10-20-99                                                         5.32                5,000,000                   4,964,101
BMW US Capital
      09-22-99                                                         5.20                5,000,000                   4,984,921
      10-08-99                                                         5.19                6,300,000                   6,266,783
      10-29-99                                                         5.21               10,500,000                  10,412,878
Corporate Receivables
      09-08-99                                                         5.17                5,000,000(b)                4,995,013
      09-23-99                                                         5.17                5,000,000(b)                4,984,356
      10-26-99                                                         5.23                3,300,000(b)                3,273,985
      10-27-99                                                         5.22                4,000,000(b)                3,967,956
      11-05-99                                                         5.36                2,200,000(b)                2,178,947
Delaware Funding
      09-30-99                                                         5.30                2,000,000(b)                1,991,574
      10-22-99                                                         5.31                5,000,000(b)                4,962,813
      11-09-99                                                         5.39                4,800,000(b)                4,751,056
GMAC
      10-07-99                                                         5.24                5,000,000                   4,974,000
      10-12-99                                                         5.19                5,000,000                   4,970,788
      10-14-99                                                         5.29                5,900,000                   5,863,073
Household Finance
      09-01-99                                                         5.60                2,000,000                   2,000,000
      09-20-99                                                         5.25                5,100,000                   5,085,923
Intl Lease Finance
      09-10-99                                                         4.90                2,000,000                   1,997,600
Intl Securitization
      09-02-99                                                         5.15                3,500,000(b)                3,499,501
      09-02-99                                                         5.18                5,000,000(b)                4,999,283
Merrill Lynch
      10-21-99                                                         5.30                1,000,000(c)                1,000,000
      01-28-00                                                         5.17                3,000,000(c)                3,000,000
Salomon Smith Barney
      10-26-99                                                         5.23                5,000,000                   4,960,583
Sheffield Receivables
      09-01-99                                                         5.15                5,000,000(b)                5,000,000
      09-14-99                                                         5.21                3,300,000(b)                3,293,839
      09-17-99                                                         5.18                5,000,000(b)                4,988,578
      09-23-99                                                         5.19                3,000,000(b)                2,990,558
      10-15-99                                                         5.23                8,700,000(b)                8,645,025
      10-29-99                                                         5.42                2,000,000(b)                1,982,664
Windmill Funding
      09-15-99                                                         5.18                6,700,000(b)                6,686,607
      09-15-99                                                         5.19                6,400,000(b)                6,387,132
      09-23-99                                                         5.24                5,000,000(b)                4,984,081
      09-27-99                                                         4.90                3,000,000(b)                2,989,730
      10-01-99                                                         5.25                5,000,000(b)                4,978,292
      10-04-99                                                         5.32                5,000,000(b)                4,975,754
Total                                                                                                                172,414,128

Food (1.4%)
Cargill Financial Markets
      01-25-00                                                         5.75                1,000,000(b)                  977,289
Cargill Global
      09-01-99                                                         5.57                2,000,000(b)                2,000,000
      03-10-00                                                         5.49                1,000,000(b)                  971,987
Heinz (HJ)
      09-29-99                                                         5.23                5,400,000                   5,378,160
Total                                                                                                                  9,327,436

Health care (2.9%)
Glaxo Wellcome
      09-07-99                                                         5.00                5,000,000(b)                4,995,883
      09-10-99                                                         5.05                5,200,000(b)                5,193,513
      10-04-99                                                         5.22               10,000,000(b)                9,952,517
Total                                                                                                                 20,141,913

Insurance (1.5%)
American General
      10-06-99                                                         5.23                7,500,000                   7,462,156
American General Finance
      09-30-99                                                         5.27                3,000,000                   2,987,337
Total                                                                                                                 10,449,493

Metals (0.6%)
Alcoa
      10-05-99                                                         5.34                4,100,000                   4,079,400

Miscellaneous (11.3%)
CXC
      09-01-99                                                         5.16                5,000,000(b)                5,000,000
      10-12-99                                                         5.23                5,000,000(b)                4,970,560
      10-14-99                                                         5.36               10,000,000(b)                9,936,337
      10-20-99                                                         5.21                3,000,000(b)                2,978,971
      10-21-99                                                         5.22                3,300,000(b)                3,276,350
Fleet Funding
      09-16-99                                                         5.16                4,500,000(b)                4,490,400
      10-06-99                                                         5.33                6,000,000(b)                5,969,083
      10-06-99                                                         5.35                5,000,000(b)                4,974,139
      10-12-99                                                         5.36                5,000,000(b)                4,969,706
      10-14-99                                                         5.32                5,900,000(b)                5,862,861
Thames Asset Global
      09-07-99                                                         5.20                4,000,000(b)                3,996,547
      09-15-99                                                         5.32                5,000,000(b)                4,989,694
      10-14-99                                                         5.25                5,000,000(b)                4,969,004
      10-15-99                                                         4.92                4,000,000(b)                3,976,484
      11-01-99                                                         5.41                2,000,000(b)                1,981,869
      11-01-99                                                         5.46                5,600,000(b)                5,548,760
Total                                                                                                                 77,890,765

Multi-industry conglomerates (2.7%)
General Electric Capital Intl
      09-03-99                                                         5.19                5,000,000(b)                4,998,564
      09-22-99                                                         5.26                5,000,000(b)                4,984,717
      09-29-99                                                         5.27                5,000,000(b)                4,979,622
      10-04-99                                                         5.23                3,500,000                   3,483,381
Total                                                                                                                 18,446,284

Utilities -- electric (3.8%)
Natl Rural Utilities
      09-10-99                                                         5.00                3,700,000                   3,695,440
      10-26-99                                                         5.21                7,100,000                   7,044,137
      10-27-99                                                         5.21                3,300,000                   3,273,563
UBS Finance (Delaware)
      10-08-99                                                         4.92                1,000,000                     995,108
      10-12-99                                                         4.95                1,000,000                     994,545
      11-12-99                                                         4.92                5,000,000                   4,952,200
      12-13-99                                                         5.07                5,000,000                   4,929,330
Total                                                                                                                 25,884,323

Utilities -- telephone (1.5%)
Ameritech Capital Funding
      09-24-99                                                         5.27                4,800,000(b)                4,783,900
SBC Communications Capital
      10-07-99                                                         5.18                5,500,000(b)                5,471,840
Total                                                                                                                 10,255,740

Total commercial paper
(Cost: $628,878,480)                                                                                                $628,878,480

Letters of credit (5.6%)
ABN Amro-
Louis Dreyfus
      09-07-99                                                         5.20                5,000,000                   4,995,683
      09-10-99                                                         5.26                5,000,000                   4,993,450
      09-17-99                                                         5.31                3,600,000                   3,591,520
Bank of America-
AES Hawaii
      09-24-99                                                         5.18                3,100,000                   3,089,840
Dresdner US Finance-
ContiFinancial
      09-10-99                                                         5.24                5,000,000                   4,993,475
Toronto Dominion Bank-
Presbyterian Healthcare Services
      10-20-99                                                         5.33                5,000,000                   4,964,067
Union Bank Switzerland-
River Fuel Trust
      09-03-99                                                         5.19                8,000,000(b)                7,997,702
      09-28-99                                                         5.31                4,000,000(b)                3,984,160

Total letters of credit
(Cost: $38,609,897)                                                                                                  $38,609,897

Total investments in securities
(Cost: $689,561,940)(d)                                                                                             $689,561,940



See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 1999.

(d) Also represents the cost of securities for federal income tax purposes at Aug. 31, 1999.



Investments in Securities
AXP VP -- Extra Income Fund
Aug. 31, 1999

(Percentages represent value of investments compared to net assets)

Bonds (82.7%)
Issuer                                                              Coupon                 Principal                  Value(a)
                                                                     rate                    amount

Aerospace & defense (1.7%)
Compass Aerospace
   Sr Sub Nts
      04-15-05                                                        10.13%              $1,720,000(d)               $1,539,400
Fairchild
   Company Guaranty
      04-15-09                                                        10.75                2,700,000(d)                2,484,000
L-3 Communications
   Sr Sub Nts Series B
      05-01-07                                                        10.38                1,060,000                   1,110,350
Sequa
      10-15-99                                                         9.63                2,500,000                   2,509,375
      08-01-09                                                         9.00                3,500,000                   3,447,500
Total                                                                                                                 11,090,625

Automotive & related (2.5%)
EV Intl
   Company Guaranty Series A
      03-15-07                                                        11.00                2,500,000                   1,893,750
French (JL) Auto Casting
   Sr Sub Nts
      06-01-09                                                        11.50                2,300,000(d)                2,343,125
Hayes Lemmerz Intl
   Company Guaranty Series B
      07-15-07                                                         9.13                2,000,000                   1,985,000
Lear
   Sr Nts
      05-15-09                                                         8.11                2,000,000                   1,919,680
MSX Intl
   Company Guaranty
      01-15-08                                                        11.38                1,725,000                   1,681,875
Oxford Automotive
   Company Guaranty Series D
      06-15-07                                                        10.13                4,250,000                   4,207,500
Penda
   Sr Nts Series B
      03-01-04                                                        10.75                1,200,000                   1,179,000
Venture Holdings Trust
   Sr Nts Series B
      07-01-05                                                         9.50                1,000,000                     957,500
Total                                                                                                                 16,167,430

Banks and savings & loans (0.1%)
CEI Citicorp Holdings
   (Argentine Peso)
      02-14-07                                                        11.25                  500,000(c,d)                357,500

Beverages & tobacco (0.4%)
Canandaigua Brands
   Company Guaranty
      03-01-09                                                         8.50                2,500,000                   2,368,750

Building materials & construction (0.4%)
Formica
   Sr Sub Nts
      03-01-09                                                        10.88                2,875,000(d)                2,706,094

Chemicals (1.3%)
Allied Waste
   Sr Sub Nts
      08-01-09                                                        10.00                  750,000(d)                  727,500
Allied Waste North America
   Company Guaranty Series B
      01-01-06                                                         7.63                  750,000                     688,125
      01-01-09                                                         7.88                3,325,000                   3,025,750
Lyondell Chemical
   Series B
      05-01-07                                                         9.88                1,500,000                   1,500,000
   Sr Sub Nts
      05-01-09                                                        10.88                1,300,000                   1,316,250
Sterling Chemicals
      07-15-06                                                        12.38                1,000,000(d)                1,000,000
Total                                                                                                                  8,257,625

Commercial finance (0.4%)
Advance Holding
   Zero Coupon Series B
      04-15-03                                                        12.88                1,900,000(g)                1,064,000
Netia Holdings
   (U.S. Dollar) Company Guaranty Series B
      11-01-07                                                        10.25                2,000,000(c)                1,752,500
Total                                                                                                                  2,816,500

Communications equipment & services (11.3%)
21st Century Telecom Group
   Zero Coupon Sr Disc Nts
      02-15-03                                                        12.25                1,500,000(g)                  675,000
Bestel
   (U.S. Dollar) Zero Coupon
      05-15-01                                                        12.75                1,850,000(c,g)              1,202,500
Birch Telecom
   Sr Nts
      06-15-08                                                        14.00                2,000,000                   2,022,500
Caprock Communications
   Sr Nts Series B
      07-15-08                                                        12.00                3,000,000                   3,000,000
Covad Communications Group
   Sr Nts
      02-15-09                                                        12.50                2,000,000                   1,940,000
Crown Castle Intl
   Zero Coupon Sr Disc Nts
      08-01-04                                                        11.30                1,250,000(d,g)                703,125
Dobson/Sygnet Communications
   Sr Nts
      12-15-08                                                        12.25                3,000,000                   3,150,000
EchoStar DBS
   Sr Nts
      02-01-09                                                         9.38                7,200,000(d)                7,199,999
Esprit Telecom Group
   (U.S. Dollar) Sr Nts
      12-15-07                                                        11.50                3,850,000(c)                4,032,875
      06-15-08                                                        10.88                2,000,000(c)                2,040,000
GST Equipment Funding
   Sr Nts
      05-01-07                                                        13.25                  750,000                     819,375
GST Telecom/GST Network Funding
   Zero Coupon Sr Disc Nts
      05-01-03                                                        10.50                3,000,000(d,g)              1,710,000
GST Telecommunications
   Sr Sub Nts
      11-15-07                                                        12.75                  750,000                     817,500
Jordan Telecommunications Products
   Sr Nts Series B
      08-01-07                                                         9.88                4,700,000                   4,535,500
   Zero Coupon Sr Disc Nts Series B
      08-01-00                                                         9.19                3,250,000(g)                2,758,438
KMC Telecom Holdings
   Sr Nts
      05-15-09                                                        13.50                2,000,000(d)                1,960,000
   Zero Coupon Sr Disc Nts
      02-15-03                                                        12.68                1,500,000(g)                  795,000
MJD Communications
   Sr Sub Nts Series B
      05-01-08                                                         9.50                  600,000                     600,000
NTL
   Sr Nts Series B
      02-15-07                                                        10.00                2,000,000                   2,025,000
   Zero Coupon Sr Nts Series B
      02-01-01                                                         8.94                5,000,000(g)                4,337,500
PhoneTel Technologies
   Sr Nts
      12-15-06                                                        12.00                2,130,000(b)                  532,500
Poland Telecom
   (U.S. Dollar) Company Guaranty
      06-01-04                                                        14.00                  100,000(b,c)                 69,500
Price Communications Wireless
   Company Guaranty Series B
      12-15-06                                                         9.13                4,700,000                   4,770,500
RCN
   Zero Coupon Sr Disc Nts Series B
      02-15-03                                                         9.80                  700,000(g)                  435,750
Rhythms Net Connections
   Sr Nts
      04-15-09                                                        12.75                1,750,000(d)                1,614,375
Satelites Mexicanos
   (U.S. Dollar) Sr Nts Series B
      11-01-04                                                        10.13                2,000,000(c)                1,560,000
Spectrasite Holdings
   Zero Coupon Sr Disc Nts
      04-15-04                                                        11.25                2,975,000(d,g)              1,532,125
Tele1 Europe
   (U.S. Dollar)
      05-15-09                                                        13.00                1,000,000(c,d)              1,060,000
Telehub Communications
   Zero Coupon Company Guaranty
      07-31-01                                                        13.88                3,000,000(g)                1,980,000
Triton Communications
   Zero Coupon Company Guaranty
      05-01-03                                                        10.86                4,000,000(g)                2,740,000
Unisite
   Zero Coupon Sub Nts
      12-15-00                                                        13.00                1,000,000(e,g)              1,224,300
Versatel Telecom
   (U.S. Dollar) Sr Nts
      05-15-08                                                        13.25                1,200,000(c)                1,200,000
      05-15-08                                                        13.25                1,400,000(c)                1,400,000
Vialog
   Company Guaranty
      11-15-01                                                        12.75                3,720,000                   3,008,550
Worldwide Fiber
   Sr Nts
      08-01-09                                                        12.00                2,500,000(d)                2,506,250
Total                                                                                                                 71,958,162

Computers & office equipment (1.9%)
Concentric Network
   Sr Nts
      12-15-07                                                        12.75                  600,000                     604,500
Cooperative Computing
   Sr Sub Nts
      02-01-08                                                         9.00                3,250,000                   2,839,687
Decisionone Holdings
   Zero Coupon
      08-01-02                                                         9.88                1,425,000(b,g)                  3,563
Globix
   Sr Nts
      05-01-05                                                        13.00                2,050,000                   1,845,000
PSINet
   Sr Nts
      11-01-08                                                        11.50                1,500,000                   1,522,500
   Sr Nts Series B
      02-15-05                                                        10.00                2,450,000                   2,364,250
Verio
   Sr Nts
      04-01-05                                                        10.38                  500,000                     497,500
      12-01-08                                                        11.25                2,250,000                   2,289,375
Total                                                                                                                 11,966,375

Electronics (0.5%)
Hyundai Semiconductor
   (U.S. Dollar) Sr Nts
      05-15-07                                                         8.63                1,350,000(c,d)              1,073,037
Metromedia Fiber Network
   Sr Nts Series B
      11-15-08                                                        10.00                2,250,000                   2,227,500
Total                                                                                                                  3,300,537

Energy (3.8%)
Belco Oil & Gas
   Sr Sub Nts Series B
      09-15-07                                                         8.88                2,000,000                   1,920,000
Canadian Forest Oil
   (U.S. Dollar) Company Guaranty
      09-15-07                                                         8.75                2,500,000(c)                2,406,250
Clark R&M
   Sr Sub Nts
      11-15-07                                                         8.88                1,400,000                   1,162,000
Energy Corp of America
   Sr Sub Nts Series A
      05-15-07                                                         9.50                1,500,000                   1,378,125
HS Resources
   Sr Sub Nts
      12-01-03                                                         9.88                1,400,000                   1,400,000
   Sr Sub Nts Series B
      11-15-06                                                         9.25                2,000,000                   1,980,000
Hurricane Hydrocarbons
   (U.S. Dollar) Sr Nts
      11-01-04                                                        11.75                2,250,000(b,c,d)              450,000
Lodestar Holdings
   Company Guaranty
      05-15-05                                                        11.50                4,650,000                   3,906,000
Michael Petroleum
   Sr Nts Series B
      04-01-05                                                        11.50                  500,000(b)                  240,000
Nuevo Energy
   Sr Sub Nts
      06-01-08                                                         9.50                2,000,000                   2,000,000
Ocean Energy
   Company Guaranty Series B
      07-01-08                                                         8.38                2,250,000                   2,188,125
Rayovac
   Sr Sub Nts Series B
      11-01-06                                                        10.25                2,412,000                   2,617,020
Roil
   (U.S. Dollar)
      12-05-02                                                        12.78                1,241,600(c,d)                782,208
Tesoro Petroleum
   Company Guaranty Series B
      07-01-08                                                         9.00                2,150,000                   2,133,875
Total                                                                                                                 24,563,603

Energy equipment & services (0.9%)
Dailey Intl
   Company Guaranty Series B
      02-15-08                                                         9.50                1,000,000                     646,250
DI Inds
   Sr Nts
      07-01-07                                                         8.88                1,000,000                     895,000
Grey Wolf
   Company Guaranty Series C
      07-01-07                                                         8.88                  250,000                     223,750
Northern Offshore
   (U.S. Dollar) Company Guaranty Series B
      05-15-05                                                        10.00                3,400,000(c)                2,074,000
Plains Resources
   Company Guaranty Series D
      03-15-06                                                        10.25                1,000,000                   1,005,000
Seven Seas Petroleum
   Sr Nts Series B
      05-15-05                                                        12.50                2,000,000                     940,000
Total                                                                                                                  5,784,000

Financial services (2.0%)
AOA Holdings LLC
   Sr Nts
      06-01-06                                                        10.38                2,500,000(d)                2,493,750
Arcadia Financial
   Sr Nts
      03-15-07                                                        11.50                4,830,000                   4,179,225
Gemini Inds
      12-23-01                                                        13.50                1,500,000(b,e)              1,200,000
Ono Finance
   (U.S. Dollar)
      05-01-09                                                        13.00                1,100,000(c,d)              1,155,060
RBF Finance
   Company Guaranty
      03-15-09                                                        11.38                2,060,000                   2,183,600
Tjiwi Kimia Finance Mauritius
   (U.S. Dollar) Company Guaranty
      08-01-04                                                        10.00                3,000,000(b,c)              1,860,000
Total                                                                                                                 13,071,635

Food (1.0%)
Ameriserve Food Distributions
   Company Guaranty
      07-15-07                                                        10.13                1,975,000                   1,471,375
Aurora Foods
   Sr Sub Nts Series D
      02-15-07                                                         9.88                2,000,000                   2,020,000
Chiquita Brands Intl
   Sr Nts
      01-15-04                                                         9.63                  400,000                     395,000
Daya Guna
   (U.S. Dollar) Company Guaranty
      06-01-07                                                        10.00                1,250,000(c,d)                887,500
RAB Enterprises
   Company Guaranty
      05-01-05                                                        10.50                2,400,000                   1,656,000
Total                                                                                                                  6,429,875

Health care (1.0%)
Alaris Medical
   Zero Coupon Sr Disc Nts
      08-01-03                                                        11.12                4,000,000(g)                2,120,000
Alaris Medical Systems
   Company Guaranty
      12-01-06                                                         9.75                4,225,000                   4,013,750
Total                                                                                                                  6,133,750

Health care services (3.3%)
Abbey Healthcare Group
   Sr Sub Nts
      11-01-02                                                         9.50                5,750,000                   5,663,750
Fountain View
   Company Guaranty Series B
      04-15-08                                                        11.25                  950,000                     779,000
Genesis Health Ventures
   Sr Sub Nts
      10-01-06                                                         9.25                1,700,000                   1,037,000
Hanger Orthopedic Group
   Sr Sub Nts
      06-15-09                                                        11.25                1,700,000(d)                1,717,000
Magellan Health Services
   Sr Sub Nts
      02-15-08                                                         9.00                2,000,000                   1,710,000
Oxford Health Plans
   Sr Nts
      05-15-05                                                        11.00                2,275,000(d)                2,275,000
Paracelsus Healthcare
   Sr Sub Nts
      08-15-06                                                        10.00                2,750,000                   2,158,750
Physician Sales & Service
   Company Guaranty
      10-01-07                                                         8.50                2,250,000                   2,272,500
Tenet Healthcare
   Sr Sub Nts Series B
      12-01-08                                                         8.13                2,950,000                   2,750,875
Triad Hospitals Holdings
   Sr Sub Nts
      05-15-09                                                        11.00                  900,000(d)                  909,000
Total                                                                                                                 21,272,875

Household products (0.4%)
Revlon Worldwide
   Zero Coupon Sr Disc Nts Series B
      03-15-01                                                        10.59                1,000,000(f)                  595,000
Scotts
   Sr Sub Nts
      01-15-09                                                         8.63                2,050,000(d)                1,988,500
Total                                                                                                                  2,583,500

Industrial equipment & services (2.1%)
Blount
   Company Guaranty
      06-15-05                                                         7.00                2,600,000                   2,177,500
Fairfield Mfg
   Sr Sub Nts
      10-15-08                                                         9.63                2,000,000(d)                1,990,000
Grove Holdings/Capital
   Zero Coupon
      05-01-03                                                        11.63                1,000,000(g)                  250,000
Grove Inds
      05-01-10                                                        14.50                  778,682                     272,539
Motor & Gears
   Sr Nts Series D
      11-15-06                                                        10.75                5,250,000                   5,184,375
Park-Ohio Inds
   Sr Sub Nts
      12-01-07                                                         9.25                2,500,000                   2,400,000
Thermadyne Holdings
   Zero Coupon
      06-01-03                                                        12.50                3,000,000(g)                1,372,500
Total                                                                                                                 13,646,914

Insurance (0.3%)
Americo Life
   Sr Sub Nts
      06-01-05                                                         9.25                2,000,000                   2,037,500

Leisure time & entertainment (5.8%)
Coast Hotels & Casino
   Company Guaranty
      04-01-09                                                         9.50                1,570,000                   1,503,275
Hammons (JQ) Hotels
   1st Mtge
      02-15-04                                                         8.88                1,500,000                   1,389,375
HMH Properties
   Sr Nts Series C
      12-01-08                                                         8.45                1,250,000                   1,171,875
Hollywood Casino Shreveport
   1st Mtge
      08-01-06                                                        13.00                1,500,000(d)                1,537,500
Hollywood Park
   Company Guaranty Series B
      02-15-07                                                         9.25                2,000,000                   1,960,000
Horseshoe Gaming Holdings
   Sr Sub Nts
      05-15-09                                                         8.63                2,750,000(d)                2,660,625
Icon Health & Fitness
   Sr Sub Nts Series B
      07-15-02                                                        13.00                1,000,000(b)                  730,000
Intl Game Technology
   Sr Nts
      05-15-09                                                         8.38                2,500,000(d)                2,412,500
Isle of Capri Casinos/Capital
   1st Mtge Series B
      08-31-04                                                        13.00                2,750,000                   3,038,750
Lodgenet Entertainment
   Sr Nts
      12-15-06                                                        10.25                2,000,000                   2,030,000
Premier Cruises
   Sr Nts
      03-15-08                                                        11.00                2,000,000(b,d,k)                   --
Premier Parks
   Sr Nts
      04-01-06                                                         9.25                  800,000                     776,000
      06-15-07                                                         9.75                2,300,000                   2,300,000
Regal Cinemas
   Sr Sub Nts
      06-01-08                                                         9.50                3,750,000                   2,625,000
      12-15-10                                                         8.88                  500,000                     330,000
Trump Atlantic City Assn/Funding
   1st Mtge Company Guaranty
      05-01-06                                                        11.25                7,550,000                   6,493,000
Trump Holdings & Funding
   Sr Nts
      06-15-05                                                        15.50                1,200,000                   1,206,000
United Artists Theatres
   Series 1995A
      07-01-15                                                         9.30                1,633,909                   1,151,122
   Sr Sub Nts Series B
      04-15-08                                                         9.75                2,000,000                     680,000
Venetian Casino/LV Sands
   Company Guaranty
      11-15-04                                                        12.25                3,025,000                   2,737,625
      11-15-05                                                        10.00                  600,000                     510,000
Total                                                                                                                 37,242,647

Media (9.5%)
Adelphia Communications
   Sr Nts Series B
      02-01-08                                                         8.38                3,500,000                   3,272,500
   Zero Coupon Sr Nts Pay-in-kind Series B
      02-15-04                                                         9.50                   60,991(f,i)                 60,076
AMFM
   Company Guaranty
      11-01-08                                                         8.00                8,600,000                   8,255,999
Australis Holdings
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      11-01-00                                                        12.80                2,260,000(b,c,g)               22,600
Australis Media
   (U.S. Dollar)
      11-01-00                                                        14.00                  197,041(b,c)                171,090
   (U.S. Dollar) Zero Coupon
      05-15-00                                                        12.25                4,500,000(b,c,g)                  450
      05-15-00                                                        14.06                   47,958(b,c,g)                  240
Benedek Communications
   Zero Coupon Sr Disc Nts
      05-15-01                                                        11.89                2,250,000(g)                1,901,250
Big City Radio
   Zero Coupon Company Guaranty
      03-15-01                                                        11.25                2,000,000(g)                1,427,500
Bresnan Communications
   Sr Nts
      02-01-09                                                         8.00                1,450,000(d)                1,435,500
Capstar Broadcasting
   Zero Coupon Sr Disc Nts
      02-01-02                                                         7.49                1,000,000(g)                  857,500
CBS Radio
   Pay-in-kind Sub Deb
      01-15-09                                                        11.38                1,052,800(i)                1,183,084
Central Euro Media
   (U.S. Dollar) Sr Nts
      08-15-04                                                         9.38                2,150,000(c)                1,182,500
Coaxial Communications/Phoenix
   Company Guaranty
      08-15-06                                                        10.00                1,500,000                   1,530,000
Globo Communicacoes Participacoes
   (U.S. Dollar) Sr Nts
      12-05-08                                                        10.63                2,250,000(c,d)              1,625,625
Golden Sky Systems
   Company Guaranty Series B
      08-01-06                                                        12.38                3,000,000                   3,281,250
Jacor Communications
   Company Guaranty
      12-15-06                                                         9.75                1,450,000                   1,544,250
Liberty Group Publishing
   Zero Coupon
      02-01-03                                                        22.46                  750,000(g)                  360,000
MDC Communications
   (U.S. Dollar) Sr Sub Nts
      12-01-06                                                        10.50                3,000,000(c)                3,052,500
Outdoor Systems
   Company Guaranty
      06-15-07                                                         8.88                5,165,000                   5,332,863
Paxson Communications
   Sr Sub Nts
      10-01-02                                                        11.63                3,250,000                   3,331,250
Pegasus Media & Communications
   Series B
      07-01-05                                                        12.50                1,500,000                   1,657,500
   Sr Nts Series B
      10-15-05                                                         9.63                2,750,000                   2,722,500
Price Communications Wireless
   Sr Sub Nts
      07-15-07                                                        11.75                2,500,000                   2,731,250
Radio Unica
   Zero Coupon Company Guaranty
      08-01-02                                                        11.74                2,000,000(g)                1,240,000
Regional Independent Medical
   (U.S. Dollar) Sr Nts
      07-01-08                                                        10.50                2,600,000(c)                2,600,000
Sinclair Broadcast Group
   Sr Sub Nts
      12-15-07                                                         8.75                  450,000                     427,500
Sinclair Broadcasting Group
   Company Guaranty
      07-15-07                                                         9.00                  450,000                     436,500
Spanish Broadcasting System
   Sr Nts
      06-15-02                                                        12.50                1,000,000                   1,120,000
Susquehanna Media
   Sr Sub Nts
      05-15-09                                                         8.50                  960,000(d)                  940,800
Telemundo Holdings
   Zero Coupon Sr Disc Nts Series B
      08-15-03                                                        11.50                4,000,000(g)                2,120,000
Telewest Communication
   (U.S. Dollar) Sr Nts
      11-01-08                                                        11.25                2,000,000(c)                2,130,000
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      04-15-04                                                         7.90                2,100,000(c,d,g)            1,281,000
Veninfotel
   (U.S. Dollar) Cv Pay-in-kind
      03-01-02                                                        10.00                1,102,500(c,e,i)            1,653,750
Total                                                                                                                 60,888,827

Metals (2.3%)
AK Steel
   Sr Nts
      02-15-09                                                         7.88                2,500,000(d)                2,400,000
EnviroSource
   Sr Nts
      06-15-03                                                         9.75                4,000,000                   2,560,000
Imexsa Export Trust
   (U.S. Dollar)
      05-31-03                                                        10.13                  837,876(c,d)                791,793
Maxxam Group Holdings
   Sr Nts Series B
      08-01-03                                                        12.00                2,000,000                   2,040,000
Ormet
   Company Guaranty
      08-15-08                                                        11.00                3,500,000(d)                3,416,875
Pen Holdings
   Company Guaranty Series B
      06-15-08                                                         9.88                1,875,000                   1,790,625
Sheffield Steel
   1st Mtge Series B
      12-01-05                                                        11.50                2,000,000                   1,680,000
Total                                                                                                                 14,679,293

Miscellaneous (9.3%)
Adams Outdoor Advertising
   Sr Nts
      03-15-06                                                        10.75                1,500,000                   1,560,000
Advance Stores
   Company Guaranty Series B
      04-15-08                                                        10.25                  800,000                     744,000
Advanced Glassfiber Yarn
   Sr Sub Nts
      01-15-09                                                         9.88                3,120,000                   2,999,100
Argo-Tech
   Company Guaranty Series D
      10-01-07                                                         8.63                3,000,000                   2,883,750
Bistro Trust
   Sub Nts
      12-31-02                                                         9.50                1,000,000(d)                  948,300
Booth Creek Ski Holdings
   Sr Nts Series B
      03-15-07                                                        12.50                  500,000                     370,000
Centaur Mining & Exploration
   (U.S. Dollar) Company Guaranty
      12-01-07                                                        11.00                1,500,000(c)                1,387,500
Charter Communication Holdings
   Sr Nts
      04-01-09                                                         8.63                2,500,000(d)                2,350,000
Comforce Operating
   Sr Nts Series B
      12-01-07                                                        12.00                  750,000                     709,688
Consolidated Container
   Sr Sub Nts
      07-15-09                                                        10.13                2,850,000(d)                2,878,500
CTI Holdings
   (U.S. Dollar) Zero Coupon Sr Nts
      04-15-03                                                        11.50                  950,000(c,g)                446,500
Dura Operating
   Sr Sub Nts
      05-01-09                                                         9.00                1,400,000(d)                1,344,000
Falcon Products
   Sr Sub Nts
      06-15-09                                                        11.38                2,750,000(d)                2,701,875
Great Central Mines
   (U.S. Dollar) Sr Nts
      04-01-08                                                         8.88                1,750,000(c)                1,575,000
ISG Resources
      04-15-08                                                        10.00                2,705,000                   2,684,713
Knology Holdings
   Zero Coupon Sr Disc Nts
      10-15-02                                                        12.14                  900,000(g)                  513,000
Nebco Evans Holding
   Zero Coupon Sr Disc Nts
      07-15-02                                                        12.79                1,500,000(g)                  645,000
Nextel Partners
   Zero Coupon Sr Disc Nts
      02-01-04                                                        13.60               10,100,000(d,g)              6,059,999
Norcal Waste Systems
   Company Guaranty Series B
      11-15-05                                                        13.50                2,475,000                   2,697,750
NSM Steel
   Company Guaranty
      02-01-06                                                        12.00                1,050,000(b)                  283,500
      02-01-08                                                        12.25                1,200,000(b)                   60,000
NTEX
   (U.S. Dollar) Sr Nts
      06-01-06                                                        11.50                1,400,000(c)                1,197,000
Omnipoint Communications
   Sr Nts
      02-17-06                                                         8.58                    1,972(d,h)                  1,962
Outsourcing Solutions
   Sr Sub Nts Series B
      11-01-06                                                        11.00                5,690,000                   5,576,199
Panolam Inds
   Sr Sub Nts
      02-15-09                                                        11.50                  800,000(d)                  824,000
Pierce Leahy Command
   Company Guaranty
      05-15-08                                                         8.13                5,125,000                   4,779,063
Poland Telecom Finance
   (U.S. Dollar) Company Guaranty Series B
      12-01-07                                                        14.00                2,225,000(c)                2,002,500
Republic Technology/RTI Capital
      07-15-09                                                        13.75                1,275,000                   1,255,875
Riviera Black Hawk
   1st Mtge
      06-01-05                                                        13.00                1,575,000(d)                1,602,563
SC Intl
      09-01-07                                                         9.25                2,700,000                   2,673,000
SFC New Holdings
   Sr Nts
      08-15-01                                                        11.25                2,000,000                   1,900,000
SFC Sub Inc
   Zero Coupon
      06-15-05                                                          --                    95,787(b,g)                     10
Stellex Inds
   Sr Sub Nts Series B
      11-01-07                                                         9.50                1,250,000                     962,500
Talton Holdings
   Company Guaranty Sr Nts Series B
      06-30-07                                                        11.00                  570,000                     522,975
Transamerica Energy
      06-15-02                                                        11.50                2,200,000(b)                  253,000
      06-15-02                                                        13.00                2,400,000(b)                  246,000
Total                                                                                                                 59,638,822

Multi-industry conglomerates (1.2%)
Communications & Power Inds
   Sr Sub Nts Series B
      08-01-05                                                        12.00                2,000,000                   1,720,000
Jordan Inds
   Sr Nts Series D
      08-01-07                                                        10.38                2,740,000                   2,685,199
   Zero Coupon Sr Sub Debs Series B
      04-01-02                                                        11.75                1,608,386(g)                1,037,409
Prime Succession
   Sr Sub Nts
      08-15-04                                                        10.75                2,710,000                   2,245,913
Total                                                                                                                  7,688,521

Paper & packaging (6.5%)
Bear Island LLC/Finance
   Sr Nts Series B
      12-01-07                                                        10.00                  875,000                     857,500
Berry Plastics
   Sr Sub Nts
      04-15-04                                                        12.25                  750,000(d)                  787,500
      07-15-07                                                        11.00                1,400,000(d)                1,422,750
BPC Holding
   Sr Nts Series B
      06-15-06                                                        12.50                1,600,000                   1,572,000
Crown Paper
   Sr Sub Nts
      09-01-05                                                        11.00                3,000,000                   2,295,000
Doman Inds
      07-01-04                                                        12.00                1,750,000(d)                1,750,000
   (U.S. Dollar)
      03-15-04                                                         8.75                1,500,000(c)                1,042,500
   (U.S. Dollar) Sr Nts Series B
      11-15-07                                                         9.25                  350,000(c)                  231,000
Gaylord Container
   Sr Nts
      06-15-07                                                         9.75                4,300,000                   3,999,000
      02-15-08                                                         9.88                4,000,000                   3,450,000
Graham Packaging/GPC Capital
   Zero Coupon Sr Disc Nts Series B
      01-15-03                                                        10.03                2,100,000(g)                1,344,000
Grupo Industrial Durango
   (U.S. Dollar)
      08-01-03                                                        12.63                1,000,000(c)                  990,000
Packaging Corp of America
   Sr Sub Nts
      04-01-09                                                         9.63                1,485,000(d)                1,499,850
Repap New Brunswick
   (U.S. Dollar)
      06-01-04                                                        11.50                1,000,000(c,d)              1,010,000
   (U.S. Dollar) Sr Nts
      06-01-04                                                         9.00                2,150,000(c)                2,080,125
      04-15-05                                                        10.63                3,750,000(c)                3,262,500
Riverwood Intl
   Company Guaranty
      08-01-07                                                        10.63                  500,000                     505,000
Riverwood Intl
   Company Guaranty Sr Nts
      04-01-06                                                        10.25                4,250,000                   4,250,000
Silgan Holdings
      06-01-09                                                         9.00                2,325,000                   2,269,781
Stone Container
   Sr Nts
      08-01-16                                                        12.58                2,000,000                   2,062,500
Warren (SD)
   Pay-in-kind
      12-15-06                                                        14.00                4,032,448(i)                4,617,153
Total                                                                                                                 41,298,159

Restaurants & lodging (1.2%)
American Restaurant Group
   Company Guaranty Series B
      02-15-03                                                        11.50                1,000,000                     885,000
Domino's
   Company Guaranty Series B
      01-15-09                                                        10.38                2,600,000                   2,548,000
Florida Panthers Holdings
   Company Guaranty
      04-15-09                                                         9.88                1,650,000                   1,526,250
Prime Hospitality
   Sr Sub Nts Series B
      04-01-07                                                         9.75                2,750,000                   2,667,500
Total                                                                                                                  7,626,750

Retail (1.2%)
Amazon.com
   Zero Coupon Sr Disc Nts
      05-01-03                                                        10.00                1,650,000(g)                1,113,750
Dairy Mart Convenience Stores
   Sr Sub Nts
      03-15-04                                                        10.25                2,850,000                   2,664,750
Maxim Group
   Company Guaranty Series B
      10-15-07                                                         9.25                1,500,000(b)                1,275,000
Musicland Group
   Company Guaranty Series B
      03-15-08                                                         9.88                2,500,000                   2,425,000
Total                                                                                                                  7,478,500

Textiles & apparel (1.0%)
Anvil Knitwear
   Sr Nts Series B
      03-15-07                                                        10.88                1,500,000                     952,500
Galey & Lord
   Company Guaranty
      03-01-08                                                         9.13                1,600,000                     800,000
GFSI
   Sr Sub Nts Series B
      03-01-07                                                         9.63                2,500,000                   2,025,000
GFSI Holdings
   Zero Coupon Sr Disc Nts Series B
      09-15-04                                                        11.38                2,700,000(g)                1,890,000
Steel Heddle Group
   Zero Coupon Series B
      06-01-03                                                        13.74                1,600,000(g)                  240,000
Steel Heddle Mfg
   Company Guaranty Series B
      06-01-08                                                        10.63                1,200,000                     660,000
Total                                                                                                                  6,567,500

Transportation (1.2%)
American Architectural
   Company Guaranty
      12-01-07                                                        11.75                1,000,000                     550,000
Fistas Del Sol
   (U.S. Dollar) Sr Nts
      08-01-09                                                        10.25                1,500,000(c,d)                975,000
Enterprises Shipholding
   (U.S. Dollar) Sr Nts
      05-01-08                                                         8.88                3,570,000(c)                2,427,600
Global Ocean Carriers
   Sr Nts
      07-15-07                                                        10.25                2,500,000(b)                  875,000
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
      06-15-04                                                         9.25                  350,000(c)                  185,500
      06-15-07                                                         9.50                  500,000(c)                  250,000
Hermes Europe RailTel
   (U.S. Dollar) Sr Nts
      01-15-09                                                        10.38                1,600,000(c)                1,600,000
Trico Marine Services
   Company Guaranty Series G
      08-01-05                                                         8.50                1,000,000                     890,000
Total                                                                                                                  7,753,100

Utilities -- gas (0.2%)
Leviathan Gas
   Sr Sub Nts
      06-01-09                                                        10.38                1,250,000(d)                1,271,875

Utilities -- telephone (7.7%)
Allegiance Telecom
   Sr Nts
      05-15-08                                                        12.88                  250,000                     270,625
   Zero Coupon Sr Disc Nts Series B
      02-15-03                                                        12.13                4,950,000(g)                3,093,750
AT&T Canada
   (U.S. Dollar) Sr Nts
      11-01-08                                                        10.63                1,050,000(c)                1,186,500
CCPR Services
   Company Guaranty
      02-01-07                                                        10.00                2,000,000                   2,140,000
COLT Telecommunications Group
   (U.S. Dollar) Zero Coupon
      12-15-01                                                         8.86                1,000,000(c,g)                811,250
Energis
   (U.S. Dollar)
      06-15-09                                                         9.75                1,450,000(c,d)              1,475,375
Geotek Communications
   Cv Sr Sub Nts
      02-15-01                                                        12.00                  500,000(b)                      625
Hyperion Telecommunications
   Sr Nts Series B
      09-01-04                                                        12.25                3,000,000                   3,150,000
Intermedia Communications
   Sr Nts Series B
      11-01-07                                                         8.88                1,975,000                   1,757,750
      06-01-08                                                         8.60                  600,000                     531,000
   Zero Coupon Sr Disc Nts Series B
      07-15-02                                                         9.51                3,125,000(g)                2,156,250
ITC Deltacom
   Sr Nts
      06-01-07                                                        11.00                1,528,000                   1,612,040
      03-01-08                                                         8.88                2,600,000                   2,535,000
      11-15-08                                                         9.75                  500,000                     510,000
McLeod USA
   Sr Nts
      03-15-08                                                         8.38                1,345,000                   1,254,213
      02-15-09                                                         8.13                2,250,000                   2,075,625
MetroNet Communications
   (U.S. Dollar) Sr Nts
      08-15-07                                                        12.00                  750,000(c)                  870,000
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      11-01-02                                                        10.74                  800,000(c,g)                639,000
      06-15-03                                                         9.95                3,550,000(c,g)              2,715,750
NEXTLINK Communications
   Sr Nts
      04-15-06                                                        12.50                1,000,000                   1,090,000
      11-15-08                                                        10.75                2,750,000                   2,777,500
Omnipoint
   Sr Nts Series A
      08-15-06                                                        11.63                1,000,000                   1,050,000
Omnipoint Communications
   Sr Nts
      08-15-06                                                        11.63                2,450,000                   2,572,500
Paging Network
   Sr Sub Nts
      02-01-06                                                         8.88                1,500,000                     840,000
      08-01-07                                                        10.13                2,000,000                   1,180,000
Primus Telecommunications Group
   Sr Nts
      08-01-04                                                        11.75                1,175,000                   1,151,500
   Sr Nts Series B
      05-15-08                                                         9.88                2,500,000                   2,200,000
Pronet
   Sr Sub Nts
      06-15-05                                                        11.88                2,000,000                   1,700,000
RSL Communications
   (U.S. Dollar) Company Guaranty
      11-15-06                                                        12.25                1,225,000(c)                1,237,250
      11-15-08                                                        10.50                2,750,000(c)                2,591,875
United Pan-Europe Communications
   (U.S. Dollar) Sr Nts
      08-01-09                                                        10.88                1,800,000(c,d)              1,809,000
Total                                                                                                                 48,984,378

Total bonds
(Cost: $582,879,580)                                                                                                $527,631,622


See accompanying notes to investments in securities.

Common stocks (1.4%)
Issuer                                                                                         Shares                   Value(a)

Concentric Network                                                                            34,000(b)                 $745,875
Cybernet Internet Services                                                                     2,000(d)                1,999,999
Global TeleSystems Group                                                                      21,800(b)                  704,413
Intermedia Communications                                                                     72,842(b)                1,893,891
Nextel Communications Cl A                                                                     2,323(b)                  134,298
OpTel                                                                                          2,250(b,d)                     23
Premier Holdings                                                                             148,117                     555,439
Price Communications                                                                          85,001(b)                1,753,143
Versatel Telecom Intl ADR                                                                     50,000(b,c)                678,125
Wilshire Financial Services Group                                                            286,815(b)                  367,482
Wilshire Real Estate Investment Trust                                                         30,000                      90,000

Total common stocks
(Cost: $11,200,791)                                                                                                   $8,922,688

Preferred stocks & other (7.7%)
Issuer                                                                                         Shares                    Value(a)

21st Century Telecom Group
   13.75% Pay-in-kind                                                                            457(j)                 $210,220
   Warrants                                                                                      400                       8,000
Allegiance Telecom
   Warrants                                                                                    4,950                     346,500
American Mobile Satellite
   Warrants                                                                                    1,500(d)                   60,000
American Restaurant Group
   12.00% Pay-in-kind Series B                                                                   528(j)                  528,000
   Warrants                                                                                      500                           5
APP Finance II Mauritius Cl B
   12.00%                                                                                      4,075(b,c)              2,404,250
Australis Holdings
   Warrants                                                                                    1,760(c)                       18
Belco Oil & Gas
   6.50% Cv                                                                                   40,000                     692,500
Bell Technology
   Warrants                                                                                    2,350                     258,500
Benedek Communications
   11.50% Pay-in-kind                                                                          1,000(b,j)                790,000
Bestel
   Warrants                                                                                    2,850                      85,500
Birch Telecom
   Warrants                                                                                    2,000                      11,000
Capstar Broadcasting
   12.00% Pay-in-kind
   Exchangeable                                                                               11,236(j)                1,325,848
Capstar Communications
   12.63% Pay-in-kind Series E                                                                10,607(j)                1,251,626
Century Maintenance
   13.25% Pay-in-kind Series C                                                                22,682(j)                2,313,564
Chesapeake Energy
   7.00% Cv                                                                                   10,000                     287,500
Clark Materials Handling
   13.00%                                                                                      1,648(b)                1,380,200
Communications & Power Inds
   14.00% Pay-in-kind Series B                                                                29,691(j)                3,047,039
Concentric Network
   13.50% Pay-in-kind Series B                                                                 2,847(j)                2,619,240
CSC Holdings
   11.13% Pay-in-kind Series M                                                                45,306(j)                4,915,700
Dobson Communications
   13.00% Pay-in-kind                                                                          1,500(j)                1,440,000
Fairfield Mfg
   11.25% Pay-in-kind                                                                            600(b,j)                618,000
Geotek Communications
   Warrants                                                                                   40,000(k)                       --
Hyperion Telecommunications
   12.88% Pay-in-kind Series B                                                                   602(j)                  538,790
Intermedia Communications
   7.00% Cv Series F                                                                          60,000                   1,305,000
   13.50% Pay-in-kind Series B                                                                 2,571(j)                2,442,450
Iridium World Communications
   Warrants                                                                                    1,700                         425
Jitney-Jungle Stores of America Cl A
   15.00%                                                                                     20,000                     320,000
KMC Telecom Holdings
   Warrants                                                                                    1,500                       3,750
Knology Holdings
   Warrants                                                                                    1,500                       3,000
Lady Luck Gaming
   Pay-in-kind                                                                                15,000(b,e,j)              630,000
MetroNet Communications
   Warrants                                                                                      750                      78,438
Nakornthai Strip Mill
   Warrants                                                                                  759,711                           1
Nebco Evans Holdings
   11.25% Pay-in-kind                                                                         23,348(j)                  770,484
Nextel Communications
   11.13% Pay-in-kind Series E                                                                 1,178(j)                1,198,615
   13.00% Pay-in-kind Series D                                                                 2,581(j)                2,787,480
NTL
   13.00% Pay-in-kind Series B                                                                 3,725(j)                3,957,813
Packaging Corp of America
   12.38% Pay-in-kind                                                                          7,500(b,d,j)              821,250
Paxson Communications
   12.50% Pay-in-kind
   Exchangeable                                                                               27,260(b,j)              2,671,480
Pegasus Communications
   12.75% Pay-in-kind                                                                          7,450(b,j)                797,150
   12.75% Pay-in-kind Series A                                                                   187(b,j)                187,000
PLD Telekom                                                                                      100(b)                        5
Poland Telecom
   Warrants                                                                                    2,225(c)                  133,500
   Warrants                                                                                      100                           5
Price Communications
   Warrants                                                                                    4,472                     556,764
Primus Telecommunications
   Warrants                                                                                    1,175                      23,500
R&B Falcon
   13.88% Cm Pay-in-kind                                                                       2,000(j)                1,880,000
   Warrants                                                                                    2,000                     200,000
RSL Communications
   Warrants                                                                                    1,250                      98,750
SGW Holding
   12.50% Pay-in-kind Series B                                                                12,374(b,e,j)              210,358
   Cv Series A                                                                                 9,677(b,e)                 99,996
   Warrants                                                                                      250(e)                   79,125
Sinclair Capital
   11.63%                                                                                     20,000                   2,025,000
Telehub Communications
   Warrants                                                                                    3,000                      90,000
Unifi Communications
   Warrants                                                                                    1,000                          10
Unisite
   Cl C Warrants                                                                                 540(b,e)                286,232
   Warrants                                                                                      500(b,e)                      5
Vialog
   Warrants                                                                                    3,720                     186,000

Total preferred stocks & other
(Cost: $54,466,987)                                                                                                  $48,975,586


See accompanying notes to investments in securities.

Short-term securities (5.7%)

Issuer                                                            Annualized                 Amount                     Value(a)
                                                                 yield on date             payable at
                                                                  of purchase               maturity

U.S. government notes (5.0%)
Federal Home Loan Bank Disc Nt
      09-17-99                                                         5.16%              $1,300,000                  $1,297,024
Federal Home Loan Mtge Corp Disc Nts
      09-15-99                                                         5.06                3,300,000                   3,292,424
      09-17-99                                                         5.06                4,000,000                   3,989,592
      09-20-99                                                         5.04                1,300,000                   1,296,563
      09-20-99                                                         5.05                4,200,000                   4,188,872
      10-14-99                                                         5.20                1,300,000                   1,291,988
      10-15-99                                                         5.22                2,200,000                   2,186,072
      10-18-99                                                         5.23                3,200,000                   3,178,317
      10-28-99                                                         5.24                1,000,000                     991,317
Federal Natl Mtge Assn Disc Nts
      10-12-99                                                         5.17                1,600,000                   1,589,874
      10-21-99                                                         5.24                2,400,000                   2,382,667
      10-25-99                                                         5.27                4,900,000                   4,861,560
      11-18-99                                                         5.31                1,100,000                   1,086,989
Total                                                                                                                 31,633,259

Commercial paper (0.7%)
American General
      10-07-99                                                         5.30                1,900,000                   1,889,987
Ciesco LP
      10-08-99                                                         5.28                2,000,000(l)                1,989,208
Delaware Funding
      10-05-99                                                         5.17                  800,000(l)                  795,762
Total                                                                                                                  4,674,957

Total short-term securities
(Cost: $36,312,929)                                                                                                  $36,308,216

Total investments in securities
(Cost: $684,860,287)(m)                                                                                             $621,838,112


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 1999, the value of foreign securities represented 12.20% of net assets.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration  under the  Securities  Act of 1933, as amended.  This security has been determined to be liquid under guidelines established by the board.

(e) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 1999, is as follows:

Security                                                              Acquisition                               Cost
                                                                         dates

Gemini Inds
  13.50% 2001                                                          12-23-96                              $1,500,000

Lady Luck Gaming
  Pay-in-kind                                                          11-19-98                                 525,000

SGW Holding
  12.50% Pay-in-kind Series B                                   08-12-97 thru 04-15-99                          211,601
  Cv Series A                                                          08-12-97                                 100,002
  Warrants                                                             08-12-97                                  78,900

Unisite
  13.00% Zero Coupon Sub Nts 2000                                      12-18-97                               1,000,000
  Cl C Warrants                                                        12-17-97                                 250,090
  Warrants                                                             12-17-97                                      --

Veninfotel

  (U.S. Dollar) 10.00% Cv Pay-in-kind 2002                      03-05-97 thru 03-01-99                        1,102,500

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 1999.

(i) Pay-in-kind securities are securities in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The securities issued as interest or dividends usually have the same terms, including maturity date, as the pay-in-kind securities.

(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(k) Negligible market value.

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(m) At Aug. 31, 1999, the cost of securities for federal income tax purposes was $683,648,086 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                      $11,682,488
Unrealized depreciation                                      (73,492,462)
                                                             -----------
Net unrealized depreciation                                 $(61,809,974)

Investments in Securities
AXP VP -- Global Bond Fund
Aug. 31, 1999

(Percentages represent value of investments compared to net assets)

Bonds (97.3%)(c)
Issuer                                                              Coupon                 Principal                    Value(a)
                                                                     rate                    amount

Argentina (0.5%)
Republic of Argentina
   (Japanese Yen)
      03-27-01                                                         5.50%             110,000,000                    $996,710

Australia (1.9%)
New South Wales Treasury
   (Australian Dollar)
      03-01-08                                                         8.00                2,700,000(d)                1,867,536
Queensland Treasury
   (Australian Dollar) Local Govt Guaranty
      05-14-03                                                         6.00                2,825,000                   1,917,878
Total                                                                                                                  3,785,414

Bermuda (0.1%)
Central Euro Media
   (European Monetary Unit) Sr Nts Series RG
      08-15-04                                                         4.45                  750,000                     263,674

Canada (6.1%)
Abitibi-Consolidated Finance
   (U.S. Dollar) Company Guaranty
      08-01-09                                                         7.88                1,600,000                   1,551,340
British Columbia
   (Canadian Dollar)
      12-01-06                                                         5.25                2,275,000                   1,446,973
Govt of Canada
   (Canadian Dollar)
      02-01-06                                                         7.00                3,000,000                   2,150,364
      06-01-23                                                         8.00                4,200,000                   3,564,117
Laidlaw
   (U.S. Dollar)
      05-15-06                                                         7.65                1,400,000                   1,345,382
Province of Manitoba
   (U.S. Dollar) Series CK
      12-15-00                                                         9.00                  625,000                     645,155
Rogers Communication
   (Canadian Dollar) Sr Nts
      07-15-07                                                         6.37                2,000,000                   1,345,524
Total                                                                                                                 12,048,855

Cayman Islands (0.2%)
Roil
   (U.S. Dollar)
      12-05-02                                                        12.78                  776,000(d)                  488,880

China (0.1%)
Zhuhai Highway
   (U.S. Dollar) Sub Nts
      07-01-08                                                        11.50                  500,000(d)                  255,000

Denmark (3.2%)
Govt of Denmark
   (Danish Krone)
      05-15-03                                                         8.00                7,700,000                   1,218,240
      03-15-06                                                         8.00                7,500,000                   1,224,293
      11-10-24                                                         7.00               24,850,000                   3,844,916
Total                                                                                                                  6,287,449

France (0.2%)
Govt of France
   (European Monetary Unit)
      04-25-05                                                         7.50                  400,000                     487,076

Germany (13.3%)
Allgemeine Hypo Bank
   (European Monetary Unit)
      09-02-09                                                         5.00               15,510,000                  15,882,391
Bayerische Landesbank
   (U.S. Dollar) Sub Nts
      12-01-08                                                         5.88                  800,000                     732,768
Federal Republic of Germany
   (European Monetary Unit)
      07-22-02                                                         8.00                5,180,000                   6,078,792
      06-20-16                                                         6.00                2,914,364                   3,285,383
Total                                                                                                                 25,979,334

Greece (1.5%)
Hellenic Republic
   (Greek Drachma)
      02-19-06                                                         6.00              963,000,000                   3,009,924

Hong Kong (1.3%)
Dao Heng Bank
   (U.S. Dollar) Sub Nts
      01-24-07                                                         7.75                1,000,000(d)                  882,500
Hutchison Whampoa Finance
   (U.S. Dollar) Company Guaranty
      08-01-27                                                         7.50                2,000,000(d)                1,682,675
Total                                                                                                                  2,565,175

Indonesia (0.4%)
Tjiwi Kimia Finance Mauritius
   (U.S. Dollar) Company Guaranty
      08-01-04                                                        10.00                1,300,000(b)                  806,000

Israel (0.5%)
Israel Electric
   (U.S. Dollar) Sr Nts
      12-15-26                                                         7.88                1,000,000(d)                  901,590

Italy (4.3%)
Govt of Italy
   (European Monetary Unit)
      09-15-01                                                         7.75                1,265,317                   1,440,052
      01-01-04                                                         8.50                4,257,875                   5,170,836
      11-01-26                                                         7.25                1,575,191                   1,960,489
Total                                                                                                                  8,571,377

Japan (0.7%)
Sony
   (U.S. Dollar)
      03-04-03                                                         6.13                1,500,000                   1,475,287

Malaysia (0.8%)
Petronas
   (U.S. Dollar)
      08-15-15                                                         7.75                2,000,000(d)                1,664,042

Mexico (2.0%)
Banco Nacional de Comercio Exterior
   (U.S. Dollar)
      02-02-04                                                         7.25                3,000,000                   2,692,500
United Mexican States
   (British Pound) Medium-term Nts Series E
      05-30-02                                                        14.48                  750,000                   1,194,671
Total                                                                                                                  3,887,171

Netherlands (0.5%)
KPNQwest
   (European Monetary Unit) Sr Nts
      06-01-09                                                         7.13                  925,000(d)                  939,370

Norway (4.1%)
Govt of Norway
   (Norwegian Krone)
      05-31-01                                                         7.00               47,270,000                   6,161,077
      05-15-09                                                         5.50               16,040,000                   1,989,713
Total                                                                                                                  8,150,790

Panama (0.5%)
Banco General
   (U.S. Dollar)
      08-01-02                                                         7.70                1,000,000(d)                  940,844

Peru (0.4%)
Southern Peru Copper
   (U.S. Dollar)
      05-30-07                                                         7.90                1,000,000                     867,111

Poland (0.9%)
Govt of Poland
   (U.S. Dollar)
      10-27-99                                                         5.00                2,000,000(b)                1,737,500

Slovenia (1.5%)
Republic of Slovenia
   (European Monetary Unit)
      06-16-04                                                         5.40                5,500,000                   3,034,878

South Korea (0.9%)
Korea Electric Power
   (U.S. Dollar)
      12-01-03                                                         6.38                2,000,000                   1,870,357

Spain (1.1%)
Govt of Spain
   (European Monetary Unit)
      04-30-06                                                         8.80                1,021,721                   1,313,132
      01-31-29                                                         6.00                  732,033                     787,468
Total                                                                                                                  2,100,600

Supra-National (0.9%)
World Bank
   (Japanese Yen)
      06-20-00                                                         4.50              190,000,000                   1,799,300

Sweden (4.3%)
Govt of Sweden
   (Swedish Krona)
      02-09-05                                                         5.64               30,000,000                   3,767,400
      08-15-07                                                         8.00               26,200,000                   3,691,056
Paulson Enterprenad
   (Swedish Krona)
      12-15-00                                                         8.64                9,000,000                   1,082,773
Total                                                                                                                  8,541,229

United Kingdom (10.9%)
COLT Telecom Group
   (European Monetary Unit)
      07-31-08                                                         4.25                1,500,000                     803,192
United Kingdom Treasury
   (British Pound)
      03-03-00                                                         9.00                2,000,000                   3,276,150
      11-06-01                                                         7.00                1,125,000                   1,854,308
      06-07-02                                                         7.00                1,000,000                   1,656,280
      06-10-03                                                         8.00                3,540,000                   6,100,132
      12-07-05                                                         8.50                2,715,000                   5,003,780
      09-08-06                                                         7.75                1,500,000                   2,697,095
Total                                                                                                                 21,390,937

United States (33.3%)
American Standard
   (European Monetary Unit) Company Guaranty
      06-01-06                                                         7.13                1,700,000                   1,753,386
California Infrastructure-
Pacific Gas & Electric
   (U.S. Dollar)
      06-25-03                                                         6.16                1,050,000                   1,049,979
Citicorp
   (European Monetary Unit)
      09-19-09                                                         6.25                3,000,000                   1,646,232
DTE Burns Harbor LLC
   (U.S. Dollar) Sr Nts
      01-30-03                                                         6.57                1,028,560(d)                  982,985
Federal Natl Mtge Assn
   (U.S. Dollar)
      02-15-08                                                         5.75                2,000,000                   1,864,115
      07-01-13                                                         6.00                1,883,210                   1,793,757
      07-01-14                                                         6.50                1,500,000                   1,457,340
      02-01-27                                                         7.50                  489,879                     486,508
      03-01-27                                                         7.50                1,027,779                   1,020,708
      06-01-27                                                         7.50                  780,214                     774,604
      03-01-29                                                         6.50                1,949,143                   1,843,773
Federated Dept Stores
   (U.S. Dollar)
      02-15-28                                                         7.00                1,500,000                   1,358,788
First Union-
Lehman Brothers Cl A3
   (U.S. Dollar) Series 1997-C1
      04-18-29                                                         7.50                1,150,000                   1,101,183
Firstar Capital
   (U.S. Dollar) Company Guaranty Series B
      12-15-26                                                         8.32                  600,000                     580,468
Ford Motor Credit
   (U.S. Dollar)
      09-10-02                                                         6.55                3,000,000                   2,967,752
GTE North
   (U.S. Dollar) Series F
      02-15-10                                                         6.38                2,000,000                   1,880,161
MGM Grand
   (U.S. Dollar)
      02-01-05                                                         6.95                1,500,000                   1,364,393
Morgan (JP)
   (U.S. Dollar) Sr Sub Medium-term Nts Series A
      02-15-12                                                         4.00                1,000,000                     886,950
Nationwide CSN Trust
   (U.S. Dollar)
      02-15-25                                                         9.88                1,500,000(d)                1,622,218
New York Life Insurance
   (U.S. Dollar)
      12-15-23                                                         7.50                1,000,000(d)                  914,870
Railcar Leasing
   (U.S. Dollar)
      01-15-13                                                         7.13                3,000,000(d)                3,010,106
Texas Utilities Electric
   (U.S. Dollar)
      08-01-07                                                         7.17                2,000,000                   1,968,561
TXU Electric Capital
   (U.S. Dollar) Company Guaranty
      01-30-37                                                         8.18                1,000,000                     954,709
U.S. Treasury
   (U.S. Dollar)
      02-15-00                                                         5.88                4,500,000                   4,511,179
      11-15-00                                                         5.75                1,500,000                   1,502,095
      11-30-00                                                         4.63                1,000,000                     987,871
      11-15-01                                                         7.50                1,650,000                   1,707,730
      04-30-03                                                         5.75                1,425,000                   1,416,533
      02-15-05                                                         7.50                5,600,000                   5,958,870
      11-15-16                                                         7.50                8,500,000                   9,380,719
   TIPS
      01-15-07                                                         3.38                3,000,000(e)                3,010,332
USX
   (U.S. Dollar)
      03-01-08                                                         6.85                2,000,000                   1,895,414
Watson Pharmaceuticals
   (U.S. Dollar) Sr Nts
      05-15-08                                                         7.13                1,200,000                   1,140,630
Zurich Capital
   (U.S. Dollar) Company Guaranty
      06-01-37                                                         8.38                1,000,000(d)                1,010,840
Total                                                                                                                 65,805,759

Venezuela (0.7%)
PDVSA Finance
   (U.S. Dollar)
      02-15-10                                                         9.75                1,500,000(d)                1,418,624

Total bonds
(Cost: $197,028,766)                                                                                                $192,070,257


Short-term securities (2.9%)

Issuer                                                             Annualized                Amount                     Value(a)
                                                                 yield on date             payable at
                                                                  of purchase               maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
      09-17-99                                                         5.16%                $400,000                    $399,084
Federal Home Loan Mtge Corp Disc Nts
      10-07-99                                                         5.21                  400,000                     397,928
      10-12-99                                                         5.21                3,300,000                   3,280,570
      10-14-99                                                         5.20                1,700,000                   1,689,522

Total short-term securities
(Cost: $5,767,104)                                                                                                    $5,767,104

Total investments in securities
(Cost: $202,795,870)(f)                                                                                             $197,837,361


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 1999.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(f) At Aug. 31, 1999, the cost of securities for federal income tax purposes was $202,723,350 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                $1,492,527
Unrealized depreciation                                (6,378,516)
                                                       ----------
Net unrealized depreciation                           $(4,885,989)


Investments in Securities
AXP VP -- International Fund
Aug. 31, 1999

(Percentages represent value of investments compared to net assets)

Common stocks (93.5%)
Issuer                                                                                     Shares                       Value(a)

Australia (3.8%)

Airlines (0.5%)
Qantas Airways                                                                             3,179,000                 $10,248,778

Energy (0.4%)
Woodside Petroleum                                                                         1,410,000                   9,861,117

Media (--%)
Publishing & Broadcasting                                                                    144,000                     847,584

Metals (1.3%)
Broken Hill Proprietary                                                                    1,833,000                  19,717,581
Pasminco                                                                                   6,223,000                   6,654,254
Total                                                                                                                 26,371,835

Retail (0.8%)
Woolworths                                                                                 5,262,000                  18,402,266

Utilities -- telephone (0.8%)
AAPT                                                                                       2,503,000(b)                7,718,001
Telstra                                                                                    1,992,000                  10,364,376
Total                                                                                                                 18,082,377

Brazil (0.2%)

Banks and savings & loans
Uniao de Bancos Brasileiros GDR                                                              303,810                   5,316,675

Canada (3.1%)

Communications equipment & services (0.9%)
Nortel Networks                                                                              511,000(c)               20,982,938

Energy (1.0%)
Petro-Canada                                                                               1,523,400                  22,865,768

Multi-industry conglomerates (1.2%)
Bombardier Cl B                                                                            1,556,900                  24,201,327

France (15.7%)

Banks and savings & loans (3.3%)
Banque Natl de Paris                                                                         981,671                  75,184,512

Building materials & construction (2.9%)
Lafarge                                                                                      592,156                  63,706,097

Computers & office equipment (2.1%)
Cap Gemini                                                                                   265,748                  45,682,240

Electronics (0.3%)
SGS-Thomson Microelectronics                                                                  90,731                   6,032,323

Energy (4.5%)
Elf Aquitaine                                                                                145,163                  25,491,058
Total Petroleum Cl B                                                                         592,554                  76,473,598
Total                                                                                                                101,964,656

Household products (0.5%)
Rhone-Poulenc Cl A                                                                           207,611                  10,085,016

Industrial equipment & services (2.1%)
Castorama Dubois                                                                             175,603                  45,883,097

Germany (10.5%)

Automotive & related (2.2%)
Volkswagen                                                                                   823,202                  49,724,035

Chemicals (4.3%)
Bayer                                                                                        910,273                  39,624,639
Henkel KGaA                                                                                  751,803                  54,477,675
Total                                                                                                                 94,102,314

Industrial equipment & services (4.0%)
Mannesmann                                                                                   576,190(b)               88,502,669

Hong Kong (0.7%)

Communications equipment & services (0.2%)
China Telecom                                                                              1,532,000                   4,764,673

Financial services (0.5%)
Cheung Kong Holdings                                                                       1,222,000                  10,622,724

Italy (5.6%)

Banks and savings & loans
Banca Intesa                                                                               8,246,434(c)               34,893,961
Instituto Bancario San Paolo di Torino                                                     3,342,179                  44,936,599
Unicredito Italiano                                                                        9,725,472                  44,958,912
Total                                                                                                                124,789,472

Japan (16.7%)

Automotive & related (2.1%)
Bridgestone                                                                                  870,000                  24,676,332
Toyota Motor                                                                                 779,000                  23,021,787
Total                                                                                                                 47,698,119

Chemicals (1.2%)
Asahi Chemical Inds                                                                        5,056,000                  27,062,240

Computers & office equipment (2.7%)
Canon                                                                                        803,000                  23,510,716
Fujitsu                                                                                    1,260,000                  37,006,326
Total                                                                                                                 60,517,042

Electronics (3.2%)
Alps Electric                                                                                721,000(c)               20,977,928
Hitachi                                                                                    2,362,000                  24,009,966
Matsushita Communication Industrial                                                          312,000                  26,576,878
Total                                                                                                                 71,564,772

Health care services (1.3%)
Yamanouchi Pharmaceutical                                                                    660,000                  29,468,868

Household products (0.4%)
Shiseido                                                                                     676,000                   9,463,189

Media (1.2%)
Sony                                                                                         202,000                  26,207,601

Transportation (0.8%)
East Japan Railway                                                                             1,472                   8,929,375
Kawasaki Kisen Kaisha                                                                      3,843,000                   7,840,873
Total                                                                                                                 16,770,248

Utilities -- telephone (3.8%)
Nippon Telegraph & Telephone                                                                  52,000                  58,520,518
NTT Mobile Communication Network                                                              14,680                  24,445,400
Total                                                                                                                 82,965,918

Mexico (0.9%)

Banks and savings & loans (0.4%)
Grupo Financiero Banamex Accival                                                           4,312,000                   8,264,056

Beverages & tobacco (0.5%)
Fomento Economico Mexicano ADR                                                               322,000                  10,646,125

Netherlands (3.9%)

Industrial equipment & services (1.1%)
Philips Electronics                                                                          232,003                  23,941,132

Insurance (2.8%)
Fortis                                                                                     1,817,197                  61,610,429

New Zealand (0.5%)

Utilities -- telephone
Telecom Corp of New Zealand                                                                2,367,000(c)               10,611,971

Singapore (2.3%)

Banks and savings & loans (1.0%)
Oversea-Chinese Banking                                                                      180,000                   1,261,656
Overseas Union Bank                                                                        3,991,900                  20,866,460
Total                                                                                                                 22,128,116

Financial services (0.8%)
City Developments                                                                             77,000                     466,528
DBS Land                                                                                   7,754,000                  17,686,873
Total                                                                                                                 18,153,401

Transportation (0.5%)
Neptune Orient Lines                                                                       8,298,000                  10,745,080

South Korea (0.9%)

Utilities -- telephone
Korea Telecom ADR                                                                            637,888(b)               20,731,360

Spain (2.6%)

Utilities -- telephone
Telefonica de Espana                                                                       3,578,715                  57,164,604

Sweden (4.8%)

Banks and savings & loans (0.8%)
Nordbanken Holding                                                                         2,969,431                  16,775,503

Communications equipment & services (4.0%)
Ericsson (LM) Cl B                                                                         2,749,936                  88,869,407

Switzerland (3.0%)

Banks and savings & loans
UBS                                                                                          236,294                  66,769,572

United Kingdom (18.3%)

Banks and savings & loans (1.3%)
Standard Chartered                                                                         1,990,977                  29,242,276

Chemicals (1.7%)
Imperial Chemical Inds                                                                     3,268,195                  37,170,816

Communications equipment & services (2.3%)
Cable & Wireless Communications                                                            2,402,430(b,c)             25,101,790
Orange                                                                                     1,578,826(b)               26,643,162
Total                                                                                                                 51,744,952

Energy (3.3%)
Shell Transport & Trading                                                                  9,240,604                  73,732,627

Leisure time & entertainment (1.0%)
EMI Group ADR                                                                              2,594,700                  22,080,897

Multi-industry conglomerates (5.3%)
General Electric                                                                           8,440,537                  84,456,857
Williams                                                                                   6,173,405                  35,056,915
Total                                                                                                                119,513,772

Retail (2.9%)
Great Universal Stores                                                                     4,193,906                  42,301,833
Next                                                                                       1,948,544                  23,070,761
Total                                                                                                                 65,372,594

Utilities -- gas (0.5%)
BG                                                                                         1,805,407                  10,869,633

Total common stocks
(Cost: $1,729,497,999)                                                                                            $2,076,080,813

Other (0.3%)
Issuer                                                                                      Shares                      Value(a)

Banca Intesa                                                                               7,626,156                  $6,768,213
   Warrants

Total other
(Cost: $1,678,707)                                                                                                    $6,768,213


See accompanying notes to investments in securities.



(This annual report is not part of the prospectus.)  ANNUAL REPORT -- 1999

 Short-term securities (9.6%)

Issuer                                                             Annualized               Amount                      Value(a)
                                                                 yield on date             payable at
                                                                  of purchase               maturity

U.S. government agencies (7.7%)
Federal Home Loan Bank Disc Nts
      10-01-99                                                         5.09%             $25,000,000                 $24,886,402
      10-01-99                                                         5.09               25,000,000                  24,886,401
      10-13-99                                                         5.18                3,600,000                   3,576,612
      10-22-99                                                         5.23               20,000,000                  19,848,214
Federal Home Loan Mtge Corp Disc Nts
      09-15-99                                                         5.06                2,000,000                   1,995,409
      09-20-99                                                         5.05                5,800,000                   5,784,633
      09-23-99                                                         5.01                5,700,000                   5,682,688
      09-30-99                                                         5.05                6,400,000                   6,374,171
      10-07-99                                                         5.22                5,000,000                   4,974,000
      10-14-99                                                         5.20               17,100,000                  16,994,607
      10-14-99                                                         5.24                6,000,000                   5,962,662
      10-15-99                                                         5.22                8,500,000                   8,446,185
      10-28-99                                                         5.24               17,500,000                  17,348,053
Federal Natl Mtge Assn Disc Nts
      09-10-99                                                         5.03               19,000,000                  18,976,250
      10-01-99                                                         5.22                5,500,000                   5,476,167
Total                                                                                                                171,212,454

Commercial paper (1.9%)
Albertson's
      09-02-99                                                         5.22                7,500,000(d)                7,498,913
Barclays U.S. Funding
      09-22-99                                                         5.23                3,300,000                   3,289,970
BMW US Capital
      09-27-99                                                         5.16                1,500,000                   1,494,243
      10-18-99                                                         5.23                  700,000                     694,926
Ciesco LP
      10-08-99                                                         5.28                5,500,000(d)                5,470,323
Corporate Receivables
      09-13-99                                                         5.22                1,200,000(d)                1,197,920
Delaware Funding
      10-05-99                                                         5.17                  800,000(d)                  795,762
Ford Motor Credit
      09-03-99                                                         5.33                5,000,000                   4,998,520
      10-18-99                                                         5.30                4,000,000                   3,972,531
Pfizer
      09-17-99                                                         5.20                4,000,000(d)                3,990,791
SBC Communications Capital
      10-26-99                                                         5.20                6,200,000(d)                6,146,873
Variable Funding Capital
      09-23-99                                                         5.15                3,000,000(d)                2,990,099
Total                                                                                                                 42,540,871

Total short-term securities
(Cost: $213,791,104)                                                                                                $213,753,325

Total investments in securities
(Cost: $1,944,967,810)(e)                                                                                         $2,296,602,351


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. dollars.

(b) Non-income producing.

(c) Security is partially or fully on loan. See Note 5 to the financial statements.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Aug. 31, 1999, the cost of securities for federal income tax purposes was $1,945,880,781 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                 $408,609,821
Unrealized depreciation                                  (57,888,251)
                                                         -----------
Net unrealized appreciation                             $350,721,570


Investments in Securities

AXP VP -- Managed Fund
Aug. 31, 1999

(Percentages represent value of investments compared to net assets)

Common stocks (62.7%)
Issuer                                                                                       Shares                     Value(a)

Aerospace & defense (1.5%)
AlliedSignal                                                                                 350,000                 $21,437,500
Boeing                                                                                       700,000                  31,718,750
United Technologies                                                                          360,000                  23,805,000
Total                                                                                                                 76,961,250

Airlines (1.0%)
Southwest Airlines                                                                         3,000,000                  50,062,500

Automotive & related (0.7%)
Tower Automotive                                                                           1,772,600(b)               35,452,000

Banks and savings & loans (2.3%)
Bank of America                                                                              450,000                  27,225,000
UnionBanCal                                                                                  313,500                  12,030,563
Washington Mutual                                                                          1,800,000                  57,150,000
Wells Fargo                                                                                  500,000                  19,906,250
Wilshire Financial Services Group                                                            154,397(b)                  197,821
Total                                                                                                                116,509,634

Beverages & tobacco (0.7%)
Coca-Cola                                                                                    625,000                  37,382,813

Building materials & construction (1.3%)
Martin Marietta Materials                                                                  1,100,000                  50,187,500
Masco                                                                                        500,000                  14,156,250
Total                                                                                                                 64,343,750

Chemicals (0.3%)
Waste Management                                                                             775,000                  16,904,688

Communications equipment & services (2.5%)
Celcaribe                                                                                    235,770(b,c,j)              589,425
Globalstar Telecommunications                                                                  1,000(b)                   25,688
Loral Space & Communications                                                                 643,700(b)               11,827,988
Lucent Technologies                                                                          700,000                  44,843,750
Nokia Oyj ADR Cl A                                                                           800,000(c)               66,699,999
Tellabs                                                                                       75,000(b)                4,467,188
Total                                                                                                                128,454,038

Computers & office equipment (9.8%)
Cisco Systems                                                                              1,787,500(b)              121,214,843
Compuware                                                                                    365,000(b)               11,018,438
Dell Computer                                                                                575,000(b)               28,067,188
EMC                                                                                          565,000(b)               33,900,000
Intl Business Machines                                                                       275,000                  34,254,688
Microsoft                                                                                  1,500,000(b)              138,843,749
Solectron                                                                                  1,075,000(b)               84,118,749
Sun Microsystems                                                                             275,000(b)               21,862,500
Unisys                                                                                       450,000(b)               19,350,000
Total                                                                                                                492,630,155

Electronics (4.2%)
American Power Conversion                                                                  3,260,000(b)               57,253,750
Intel                                                                                        975,000                  80,132,813
Maxim Integrated Products                                                                    450,000(b)               30,290,625
Texas Instruments                                                                            550,000                  45,134,375
Total                                                                                                                212,811,563

Energy (1.7%)
Anadarko Petroleum                                                                           850,000                  28,900,000
Mobil                                                                                        200,000                  20,475,000
Royal Dutch Petroleum                                                                        600,000(c)               37,125,000
Total                                                                                                                 86,500,000

Financial services (5.8%)
Associates First Capital Cl A                                                              1,200,000                  41,175,000
Citigroup                                                                                  1,950,000                  86,653,124
Fannie Mae                                                                                   430,000                  26,713,750
MBNA                                                                                       2,350,000                  58,015,625
Merrill Lynch & Co                                                                           250,000                  18,656,250
Morgan Stanley, Dean Witter, Discover & Co                                                   725,000                  62,214,063
Total                                                                                                                293,427,812

Food (0.7%)
U.S. Foodservice                                                                           1,700,000(b)               35,381,250

Furniture & appliances (0.5%)
Leggett & Platt                                                                            1,050,000                  23,231,250

Health care (7.3%)
Amgen                                                                                      1,050,000(b)               87,346,874
Bristol-Myers Squibb                                                                         900,000                  63,337,500
Elan ADR                                                                                   1,200,000(b,c,d)           38,475,000
Genentech                                                                                     50,000(b)                8,212,500
Merck & Co                                                                                   975,000                  65,507,813
Pfizer                                                                                     1,350,000                  50,962,500
Schering-Plough                                                                            1,000,000                  52,562,500
Total                                                                                                                366,404,687

Health care services (1.8%)
AmeriSource Health Cl A                                                                      350,000(b)                9,034,375
Cardinal Health                                                                              325,000                  20,718,750
HEALTHSOUTH Rehabilitation                                                                 1,900,000(b)               15,556,250
McKesson HBOC                                                                              1,000,000                  31,125,000
United Healthcare                                                                            200,000                  12,162,500
Total                                                                                                                 88,596,875

Household products (0.8%)
Procter & Gamble                                                                             420,000                  41,685,000

Industrial equipment & services (0.8%)
Illinois Tool Works                                                                          500,000                  38,968,750

Insurance (1.3%)
American General                                                                             250,000                  17,750,000
American Intl Group                                                                          350,000                  32,440,625
Travelers Property Casualty Cl A                                                             400,000                  14,200,000
Total                                                                                                                 64,390,625

Leisure time & entertainment (1.8%)
Disney (Walt)                                                                                800,000                  22,200,000
Premier Parks                                                                                350,000(b)               11,462,500
Time Warner                                                                                1,000,000                  59,312,500
Total                                                                                                                 92,975,000

Media (1.5%)
Cox Communications Cl A                                                                        1,000(b)                   37,188
Infinity Broadcasting Cl A                                                                   800,000(b,d)             21,650,000
MediaOne Group                                                                               600,000(b)               39,450,000
TeleWest Communications                                                                    3,520,000(b,c)             13,689,280
Total                                                                                                                 74,826,468

Multi-industry conglomerates (5.8%)
Cendant                                                                                    2,050,000(b)               36,771,875
Century Business Services                                                                    800,000(b)               10,350,000
General Electric                                                                           1,185,000                 133,090,312
Tyco Intl                                                                                  1,100,625(c)              111,507,070
Total                                                                                                                291,719,257

Paper & packaging (0.3%)
Intl Paper                                                                                   280,000                  13,177,500

Restaurants & lodging (0.5%)
Extended Stay America                                                                      2,200,000(b)               19,800,000
Florida Panthers Holdings                                                                    575,000(b)                5,714,063
Total                                                                                                                 25,514,063

Retail (4.2%)
AutoNation                                                                                   700,000(b)                9,056,250
Dollar General                                                                               675,000                  17,550,000
Gap                                                                                          200,000                   7,825,000
Home Depot                                                                                 1,475,000                  90,159,375
Safeway                                                                                      500,000(b)               23,281,250
Wal-Mart Stores                                                                            1,500,000                  66,468,750
Total                                                                                                                214,340,625

Utilities -- electric (0.4%)
Carolina Power & Light                                                                       500,000                  18,187,500

Utilities -- telephone (3.2%)
BCE                                                                                          325,000(c)               15,193,750
Intermedia Communications                                                                      2,167(b)                   56,342
MCI WorldCom                                                                               1,325,000(b)              100,368,750
U S WEST Communications Group                                                                200,000                  10,450,000
Vodafone AirTouch ADR                                                                        180,000(c,d)             36,101,250
Total                                                                                                                162,170,092

Total common stocks
(Cost: $1,966,853,998)                                                                                            $3,163,009,145

Preferred stocks & other (1.2%)
Issuer                                                                                        Shares                     Value(a)

Adelphia Communications
   5.50% Cv Series D                                                                           6,675                  $1,228,200
Allegiance Telecom
   Warrants                                                                                    2,450                     171,500
American Mobile Satellite
   Warrants                                                                                    2,000(j)                   80,000
Bell Technology
   Warrants                                                                                    5,000                     550,000
CMS Energy                                                                                    32,800                   1,324,300
   8.75%
Coastal
   5.58% Cv                                                                                   57,200                   1,569,425
Coltec Capital
   5.25% Cv                                                                                   26,900(j)                1,254,213
Concentric Network
   13.50% Pay-in-kind Series B                                                                 1,100(f)                1,012,000
Cox Communications
   7.00% Cm Cv                                                                               200,000                  10,525,000
CVS
   6.00% Cv                                                                                    7,215                     550,144
Federal-Mogul Finance Trust
   7.00% Cm Cv                                                                                23,650                   1,244,581
Georgia-Pacific Group                                                                         26,000                   1,179,750
   7.50% Cv
Globalstar Telecommunications
   8.00% Cv                                                                                  150,000(j)                9,412,500
Global TeleSystems Group
   7.25% Cv                                                                                   19,400(j)                1,086,400
   7.25% Cv                                                                                    2,300                     128,800
Hercules Trust
   6.50% Cm Cv                                                                                 1,270                   1,167,613
Houston Inds
   7.00% Cv ACES                                                                               5,500(o)                  566,500
Intermedia Communications                                                                     89,000                   1,935,750
   7.00% Cm Cv Series F
Kerr-McGee
   5.50% Cv                                                                                   18,400                     673,900
KMC Telecom Holdings
   Warrants                                                                                    2,800                       7,000
Loral Space & Communications
   6.00% Cv                                                                                  225,000(j)               11,531,249
Mexico Value
   Rights                                                                                      1,000(c,e)                      --
Newell Financial Trust
   5.25% Cm Cv                                                                                 5,000(j)                  250,000
   5.25% Cm Cv                                                                                20,000                   1,000,000
Pinto Totta Intl Finance
   7.77% Cm                                                                                    5,000(c,j)              4,734,375
Primus Telecommunications
   Warrants                                                                                    2,300                      46,000
SkyTel Communications                                                                         32,600                   1,234,725
   2.25% Cv
Sinclair Capital
   11.63% Cm                                                                                  30,000                   3,037,500
Suiza Capital
   5.50% Cv                                                                                   57,750                   1,876,875
Unifi Communications
   Warrants                                                                                    2,000                          20
Wendys Financing
   5.00% Cm Cv Series A                                                                       21,000                   1,249,500

Total preferred stocks & other
(Cost: $57,711,281)                                                                                                  $60,627,820


See accompanying notes to investments in securities.

Bonds (31.9%)
Issuer                                                              Coupon                 Principal                    Value(a)
                                                                     rate                    amount

Government obligations (8.5%)
Govt of Algeria
   (U.S. Dollar)
      03-04-00                                                         7.06%                $363,636(c)                 $346,364
Govt of Russia
   (Russian Ruble)
      12-15-20                                                         6.63               13,600,000(b,c)              1,500,896
   (U.S. Dollar)
      12-29-49                                                         6.63                  314,112(b,c)                 45,282
Govt Trust Certs Israel
      11-15-01                                                         9.25                1,409,158                   1,428,265
People's Republic of China
   (U.S. Dollar)
      07-03-01                                                         7.38                2,000,000(c)                2,012,600
      01-15-96                                                         9.00                2,500,000(c)                2,286,079
Resolution Funding Corp
   Zero Coupon
      07-15-20                                                         6.56                5,000,000(k)                1,250,841
U.S. Treasury
      01-31-00                                                         5.38               25,000,000                  25,012,185
      02-15-00                                                         8.50               20,000,000                  20,284,476
      03-31-01                                                         6.38               61,000,000(d)               61,591,560
      05-31-01                                                         6.50               10,000,000                  10,123,415
      06-30-03                                                         5.38               40,000,000(d)               39,259,304
      08-15-03                                                         5.75               43,300,000(d)               43,018,550
      02-15-04                                                         5.88               12,500,000                  12,472,984
      02-15-06                                                         5.63               20,000,000(d)               19,477,924
      10-15-06                                                         6.50               21,000,000                  21,368,424
      05-15-08                                                         5.63               50,000,000(d)               48,278,510
      11-15-16                                                         7.50               62,000,000(d)               68,424,069
      08-15-22                                                         7.25                1,000,000                   1,095,096
      08-15-23                                                         6.25                2,000,000                   1,963,000
      11-15-24                                                         7.50                2,500,000                   2,834,667
   TIPS
      07-15-02                                                         3.63               10,000,000(h)               10,281,830
   Zero Coupon
      05-15-05                                                         6.46               18,000,000(k)               12,706,409
      11-15-21                                                         6.26               35,000,000(k)                8,367,065
United Mexican States
   (U.S. Dollar)
      03-12-08                                                         8.63                4,250,000(c)                3,910,000
      05-15-26                                                        11.50                3,750,000(c)                4,078,125
   (U.S. Dollar) Series A
      12-31-19                                                         6.25                4,000,000(c)                2,857,520
Total                                                                                                                426,275,440

Mortgage-backed securities (6.6%)
Federal Home Loan Mtge Corp
      08-01-24                                                         8.00                2,232,877                   2,266,370
      11-01-25                                                         6.50                6,314,116                   6,000,368
Federal Natl Mtge Assn
      02-13-04                                                         5.13               11,625,000                  10,968,308
      05-14-04                                                         5.63               40,000,000(d)               38,440,609
      01-01-09                                                         5.50               17,792,242                  16,685,743
      06-01-10                                                         6.50                5,902,693                   5,768,052
      08-01-11                                                         8.50                4,205,032                   4,387,254
      04-01-13                                                         6.00               14,866,849                  14,163,148
      05-01-13                                                         6.00               10,685,150                  10,182,069
      09-01-13                                                         6.00                4,444,116                   4,234,877
      04-01-22                                                         8.00                2,103,496                   2,137,678
      04-01-23                                                         8.50                2,670,755                   2,763,404
      05-01-23                                                         6.50                1,748,164                   1,667,853
      05-01-24                                                         6.00                4,882,706                   4,522,607
      06-01-24                                                         9.00                1,550,997                   1,632,424
      02-01-25                                                         8.50                1,335,164                   1,377,301
      05-01-25                                                         8.50                1,496,956                   1,542,793
      09-01-25                                                         6.50                3,976,936                   3,776,856
      11-01-25                                                         7.50                4,109,453                   4,082,495
      02-01-26                                                         7.00                5,766,165                   5,602,175
      07-01-26                                                         7.50                3,911,199                   3,884,290
      02-01-27                                                         7.50                4,327,485                   4,297,712
      03-01-28                                                         6.00               13,956,958                  12,822,955
      04-01-28                                                         6.00               18,251,972                  16,794,748
      10-01-28                                                         6.00               19,094,265                  17,542,856
      10-01-28                                                         7.00               18,849,460                  18,307,538
      11-01-28                                                         6.00               26,458,313                  24,308,575
      03-01-29                                                         6.50               34,732,951                  32,868,561
      05-01-29                                                         6.50               19,771,465                  18,702,620
   Collateralized Mtge Obligation
   Trust Series Z
      02-25-24                                                         6.00                8,297,462(i)                7,126,773
Govt Natl Mtge Assn
      12-01-08                                                         7.00               10,333,331                  10,281,665
      05-15-24                                                         7.00               16,515,971                  16,061,781
Merrill Lynch Mtge Investors
      06-15-21                                                         7.74                  953,595(j,m)                872,837
   Series 1996-C2 Cl D
      12-21-28                                                         6.96                7,500,000                   6,923,175
Total                                                                                                                332,998,470

Aerospace & defense (0.2%)
BE Aerospace
   Sr Sub Nts Series B
      02-01-06                                                         9.88                2,500,000                   2,540,625
Kellstrom Inds
   Cv Sub Nts
      10-15-02                                                         5.75                1,750,000(d)                1,268,750
L-3 Communications
   Sr Sub Nts Series B
      05-01-07                                                        10.38                  690,000                     722,775
Newport News Shipbuilding
   Sr Nts
      12-01-06                                                         8.63                1,000,000                   1,030,000
Northrop-Grumman
      03-01-06                                                         7.00                3,750,000                   3,649,345
Total                                                                                                                  9,211,495

Airlines (0.2%)
Continental Airlines
   Series 1974B
      01-02-17                                                         6.90                4,945,629                   4,672,433
   Series 1996A
      04-15-15                                                         6.94                4,745,693                   4,595,064
Total                                                                                                                  9,267,497

Automotive & related (0.1%)
Arvin Capital
   Company Guaranty
      02-01-27                                                         9.50                3,000,000                   3,034,793
Exide
   Cv Sr Sub Nts
      12-15-05                                                         2.90                2,434,000(j)                1,385,993
Mascotech
   Cv Sub Deb
      12-15-03                                                         4.50                  980,000                     798,700
MSX Intl
   Company Guaranty
      01-15-08                                                        11.38                1,485,000                   1,447,875
Total                                                                                                                  6,667,361

Banks and savings & loans (1.3%)
Banco General
   (U.S. Dollar)
      08-01-02                                                         7.70                3,750,000(c,j)              3,528,166
Bank of Singapore
   (U.S. Dollar) Sub Nts
      08-10-09                                                         7.88                7,100,000(c,j)              7,020,260
Capital One Bank
      05-15-08                                                         6.70                5,300,000                   4,910,667
Corp Andina de Fomento
   (U.S. Dollar)
      02-01-03                                                         7.10                5,200,000(c)                5,038,177
Cullen/Frost Capital
   Series A
      02-01-27                                                         8.42                3,200,000                   3,136,304
Dao Heng Bank
   (U.S. Dollar) Sub Nts
      01-24-07                                                         7.75                3,850,000(c,j)              3,397,625
Firstar Capital
   Company Guaranty Series B
      12-15-26                                                         8.32                1,800,000                   1,741,403
Greenpoint Capital
   Company Guaranty
      06-01-27                                                         9.10                2,000,000                   1,940,639
Morgan (JP)
   Sr Sub Medium-term Nts Series A
      02-15-12                                                         4.00                5,000,000(m)                4,434,750
Norwest
   Sr Medium-term Nts Series G
      09-15-02                                                         6.38                5,800,000                   5,761,332
Provident Trust
   Company Guaranty
      04-15-28                                                         8.29                5,500,000                   5,428,108
Union Planters Bank
   Sub Nts
      03-15-18                                                         6.50               10,000,000                   9,276,714
Union Planters Capital
   Company Guaranty
      12-15-26                                                         8.20                5,000,000                   4,685,662
Washington Mutual Capital
   Company Guaranty
      06-01-27                                                         8.38                2,900,000                   2,873,158
Total                                                                                                                 63,172,965

Building materials & construction (0.3%)
Foster Wheeler
      11-15-05                                                         6.75                6,100,000                   5,420,759
Southdown
   Sr Sub Nts Series B
      03-01-06                                                        10.00                1,400,000                   1,529,500
Tyco Intl Group
   (U.S. Dollar) Company Guaranty
      06-15-28                                                         7.00                8,000,000(c)                7,243,620
Total                                                                                                                 14,193,879

Chemicals (0.3%)
Allied Waste North America
   Company Guaranty Series B
      01-01-09                                                         7.88                2,825,000                   2,570,750
Lyondell Chemical
   Series A
      05-01-07                                                         9.63                1,500,000                   1,522,500
Rohm & Haas
      07-15-29                                                         7.85                6,000,000(j)                6,082,604
USA Waste Services
   Sr Nts
      10-01-07                                                         7.13                4,500,000                   4,099,212
Total                                                                                                                 14,275,066

Commercial finance (--%)
Netia Holdings
   (U.S. Dollar) Company Guaranty Series B
      11-01-07                                                        10.25                1,600,000(c)                1,402,000

Communications equipment & services (0.6%)
Celcaribe
   Sr Nts
      03-15-04                                                        13.50                1,450,000                   1,167,250
EchoStar DBS
   Sr Nts
      02-01-09                                                         9.38                2,460,000(j)                2,460,000
GST Telecom/GST Network Funding
   Zero Coupon Sr Disc Nts
      05-01-03                                                        10.50                2,000,000(j,l)              1,140,000
Jordan Telecommunications Products
   Sr Nts Series B
      08-01-07                                                         9.88                4,600,000                   4,439,000
   Zero Coupon Sr Disc Nts Series B
      08-01-00                                                        12.68                2,000,000(l)                1,697,500
KMC Telecom Holdings
   Zero Coupon Sr Disc Nts
      02-15-03                                                        12.68                2,800,000(l)                1,484,000
MJD Communications
   Sr Sub Nts Series B
      05-01-08                                                         9.50                1,000,000                   1,000,000
NTL
   Zero Coupon Sr Nts Series B
      04-01-03                                                         9.78                3,825,000(l)                2,524,500
PhoneTel Technologies
   Sr Nts
      12-15-06                                                        12.00                3,000,000(b)                  750,000
RCN
   Zero Coupon Sr Disc Nts Series B
      02-15-03                                                         9.80                2,400,000(l)                1,494,000
Triton Communications
   Zero Coupon Company Guaranty
      05-01-03                                                        10.86                4,000,000(l)                2,740,000
Versatel Telecom
   (U.S. Dollar) Sr Nts
      05-15-08                                                        13.25                2,700,000(c)                2,700,000
Vialog
   Company Guaranty
      11-15-01                                                        12.75                5,000,000                   4,043,750
WorldCom
      04-01-07                                                         7.75                4,000,000                   4,131,125
Total                                                                                                                 31,771,125

Computers & office equipment (0.2%)
Cooperative Computing
   Sr Sub Nts
      02-01-08                                                         9.00                2,000,000                   1,747,500
Data General
   Cv Sub Nts
      05-15-04                                                         6.00                  690,000                     683,100
Globix
   Sr Nts
      05-01-05                                                        13.00                5,000,000                   4,500,000
Silicon Graphics
   Cv Sr Nts
      09-01-04                                                         5.25                1,270,000                   1,003,300
Solectron
   Cv Sub Nts
      01-27-19                                                         4.00                2,229,000                   1,418,201
Total                                                                                                                  9,352,101

Electronics (0.3%)
Credence Systems
   Cv Sub Nts
      09-15-02                                                         5.25                2,086,000                   1,960,548
Cymer
   Cv Sub Nts
      08-06-04                                                         3.50                2,080,000(m)                2,022,945
Hyundai Semiconductor
   (U.S. Dollar) Sr Nts
      05-15-07                                                         8.63                4,000,000(c,j)              3,179,369
Integrated Process Equipment
   Cv Sub Nts
      09-15-04                                                         6.25                1,600,000(j)                1,130,000
Kent Electronics
   Cv Sub Nts
      09-01-04                                                         4.50                1,550,000                   1,224,500
Micron Technology
   Cv Sub Nts
      07-01-04                                                         7.00                1,080,000                   1,367,550
NatSteel Electronics
   Cv
      06-30-04                                                         1.50                  605,000(j)                  688,188
S3
   Cv Sub Nts
      10-01-03                                                         5.75                1,465,000                   1,292,863
STMicroelectronics
   (U.S. Dollar) Zero Coupon Cv Sub Nts
      06-10-08                                                          .50                  464,000(c,k)                587,944
Total                                                                                                                 13,453,907

Energy (0.6%)
Devon Energy
   Cv Deb
      08-15-08                                                         4.90                1,275,000                   1,268,625
ESI Tractebel
   Company Guaranty Series B
      12-30-11                                                         7.99                1,250,000                   1,112,238
Honam Oil Refinery
   (U.S. Dollar)
      10-15-05                                                         7.13                5,750,000(c,j)              5,268,072
Lodestar Holdings
   Company Guaranty
      05-15-05                                                        11.50                5,000,000                   4,200,000
Parker & Parsley Petroleum
   Sr Nts
      08-15-07                                                         8.25                4,200,000                   3,665,911
Roil
   (U.S. Dollar)
      12-05-02                                                        12.78                3,880,000(c,j)              2,444,400
USX
      03-01-08                                                         6.85               12,000,000                  11,372,478
Total                                                                                                                 29,331,724

Energy equipment & services (0.2%)
DI Inds
   Sr Nts
      07-01-07                                                         8.88                1,500,000                   1,342,500
Diamond Offshore Drilling
   Cv Sub Nts
      02-15-07                                                         3.75                1,035,000                   1,177,313
Global Marine
      09-01-07                                                         7.13                4,500,000                   4,260,546
Northern Offshore
   (U.S. Dollar) Company Guaranty Series B
      05-15-05                                                        10.00                2,000,000(c)                1,220,000
Pool Energy Services
   Company Guaranty Series B
      04-01-08                                                         8.63                1,000,000                     975,000
Seacor Holdings
   Cv Sub Nts
      11-15-06                                                         5.38                1,000,000                     978,750
Total                                                                                                                  9,954,109

Financial services (0.8%)
Airplanes GPA Cl D
   (U.S. Dollar) Series 1
      03-15-19                                                        10.88                1,750,000(c)                1,668,065
Arcadia Financial
   Sr Nts
      03-15-07                                                        11.50                1,575,000                   1,370,250
Associates Corp of North America
   Sr Nts
      10-15-02                                                         6.38               10,000,000                   9,881,465
Bat-CRAVE-800
      08-12-00                                                         6.68                5,000,000(j)                5,013,232
      08-12-00                                                         6.86                3,000,000                   3,007,920
Countrywide Home Loan
   Company Guaranty
      06-15-04                                                         6.85                8,000,000                   7,869,600
Hoechst Capital
   (European Monetary Unit) Company Guaranty
      07-29-03                                                         2.75                1,700,000(c,j)              1,888,261
Salomon
   Sr Nts
      01-15-06                                                         6.75                4,000,000                   3,845,927
Standard Credit Card Trust
   Series A
      10-07-04                                                         5.95                3,000,000                   2,911,380
Wilmington Trust
      05-01-08                                                         6.63                3,200,000                   3,019,667
Total                                                                                                                 40,475,767

Food (0.1%)
Ameriserve Food Distributions
   Company Guaranty
      10-15-06                                                         8.88%               1,000,000                     860,000
      07-15-07                                                        10.13                1,750,000                   1,303,750
Daya Guna
   (U.S. Dollar) Company Guaranty
      06-01-07                                                        10.00                1,200,000(c,j)                852,000
Total                                                                                                                  3,015,750

Furniture & appliances (--%)
Interface
   Sr Sub Nts Series B
      11-15-05                                                         9.50                1,500,000                   1,503,750
Simmons
   Sr Sub Nts
      03-15-09                                                        10.25                  600,000(j)                  594,000
Total                                                                                                                  2,097,750

Health care (0.1%)
Alaris Medical Systems
   Company Guaranty
      12-01-06                                                         9.75                3,600,000                   3,419,999
Centocor
   Cv Sub Deb
      02-15-05                                                         4.75                  505,000                     670,388
Watson Pharmaceuticals
   Sr Nts
      05-15-08                                                         7.13                2,550,000                   2,423,840
Total                                                                                                                  6,514,227

Health care services (0.6%)
Abbey Healthcare Group
   Sr Sub Nts
      11-01-02                                                         9.50                2,000,000                   1,970,000
Fountain View
   Company Guaranty Series B
      04-15-08                                                        11.25                2,150,000                   1,763,000
Magellan Health Services
   Sr Sub Nts
      02-15-08                                                         9.00                2,000,000                   1,710,000
Manor Care
   Sr Nts
      06-15-06                                                         7.50                6,000,000                   5,942,677
Novacare
   Cv Sub Deb
      01-15-00                                                         5.50                1,475,000                   1,307,219
Omnicare
   Cv
      12-01-07                                                         5.00                2,740,000                   1,876,900
Owens & Minor
   Company Guaranty Sr Sub Nts
      06-01-06                                                        10.88                1,200,000                   1,254,000
Oxford Health Plans
   Sr Nts
      05-15-05                                                        11.00                1,125,000(j)                1,125,000
Paracelsus Healthcare
   Sr Sub Nts
      08-15-06                                                        10.00                1,000,000                     785,000
Physician Sales & Service
   Company Guaranty
      10-01-07                                                         8.50                1,050,000                   1,060,500
Sunrise Assisted Living
   Cv Sub Nts
      06-15-02                                                         5.50                1,300,000                   1,196,000
Tenet Healthcare
   Sr Nts
      12-01-03                                                         8.63                2,500,000                   2,464,352
   Sr Sub Nts Series B
      12-01-08                                                         8.13                6,300,000                   5,874,750
Total                                                                                                                 28,329,398

Household products (0.1%)
Chattem
   Company Guaranty Series B
      04-01-08                                                         8.88                2,200,000                   2,112,000
Revlon Consumer Products
   Sr Nts
      02-01-06                                                         8.13                3,750,000                   3,337,500
Scotts
   Sr Sub Nts
      01-15-09                                                         8.63                1,050,000(j)                1,018,500
Total                                                                                                                  6,468,000

Industrial equipment & services (0.2%)
AGCO
   Sr Sub Nts
      03-15-06                                                         8.50                  800,000                     753,000
Case
      08-01-05                                                         7.25                5,000,000                   4,836,926
Terex
   Company Guaranty
      04-01-08                                                         8.88                2,100,000                   1,974,000
Thermadyne Mfg
   Company Guaranty
      06-01-08                                                         9.88                5,000,000                   4,150,000
Total                                                                                                                 11,713,926

Insurance (1.4%)
American General Institute Capital
   Company Guaranty Series A
      12-01-45                                                         7.57               14,350,000(j)               13,629,838
Americo Life
   Sr Sub Nts
      06-01-05                                                         9.25                1,600,000                   1,630,000
Arkwright CSN Trust
      08-15-26                                                         9.63                3,000,000(j)                3,147,695
Conseco Financing Trust
   Company Guaranty
      11-15-26                                                         8.70                3,800,000                   3,511,595
Executive Risk Capital
   Company Guaranty Series B
      02-01-27                                                         8.68                3,000,000                   3,013,700
Florida Windstorm
   (MBIA Insured)
      02-25-19                                                         7.13                7,500,000(g,j)              7,039,628
Metropolitan Life Insurance
      11-01-25                                                         7.80                6,900,000(j)                6,793,802
Minnesota Mutual Life
      09-15-25                                                         8.25                2,700,000(j)                2,849,997
Nationwide CSN Trust
      02-15-25                                                         9.88                9,000,000(j)                9,733,316
New England Mutual
      02-15-24                                                         7.88                2,000,000(j)                2,053,795
Principal Mutual
      03-01-44                                                         8.00                2,500,000(j)                2,417,724
SAFECO Capital
   Company Guaranty
      07-15-37                                                         8.07                5,000,000                   4,536,312
SunAmerica
      08-30-05                                                         7.34                5,000,000                   5,111,346
Zurich Capital
   (U.S. Dollar) Company Guaranty
      06-01-37                                                         8.38                3,750,000(c,j)              3,790,648
Total                                                                                                                 69,259,396

Leisure time & entertainment (0.6%)
AMC Entertainment
   Sr Sub Nts
      03-15-09                                                         9.50                2,000,000                   1,700,000
Coast Hotels & Casino
   Company Guaranty
      04-01-09                                                         9.50                  905,000                     866,538
Hollywood Park
   Company Guaranty Series B
      02-15-07                                                         9.25                1,875,000                   1,837,500
Horseshoe Gaming Holdings
   Sr Sub Nts
      05-15-09                                                         8.63                2,000,000(j)                1,935,000
Lodgenet Entertainment
   Sr Nts
      12-15-06                                                        10.25                2,000,000                   2,030,000
Premier Parks
   Sr Nts
      04-01-06                                                         9.25                1,250,000                   1,212,500
   Zero Coupon Sr Disc Nts
      04-01-03                                                        10.00                3,000,000(l)                1,972,500
Regal Cinemas
   Sr Sub Nts
      06-01-08                                                         9.50                3,000,000                   2,100,000
Riviera Holdings
   Company Guaranty
      08-15-04                                                        10.00                2,250,000                   2,025,000
Time Warner
      02-01-24                                                         7.57                5,900,000                   5,690,096
   Sr Nts
      01-15-28                                                         6.95                5,000,000                   4,449,489
Trump Atlantic City Assn/Funding
   1st Mtge Company Guaranty
      05-01-06                                                        11.25                1,000,000                     860,000
United Artists Theatres
   Series 1995A
      07-01-15                                                         9.30                1,867,317                   1,315,562
Venetian Casino/LV Sands
   Company Guaranty
      11-15-04                                                        12.25                2,410,000                   2,181,050
Total                                                                                                                 30,175,235

Media (1.9%)
Adelphia Communications
   Sr Nts Series B
      02-01-08                                                         8.38                3,000,000                   2,805,000
AMFM
   Company Guaranty
      11-01-08                                                         8.00                3,000,000                   2,880,000
Antenna TV
      08-01-07                                                         9.00                3,000,000                   2,670,000
CBS
   Sr Nts
      05-20-05                                                         7.15                5,000,000                   4,919,064
Central Euro Media
   (U.S. Dollar) Sr Nts
      08-15-04                                                         9.38                3,675,000(c)                2,021,250
Comcast Cable Communications
      11-15-08                                                         6.20                6,100,000                   5,548,717
Cox Communications
      11-15-15                                                         7.25                5,000,000                   4,649,120
      06-15-25                                                         7.63                5,000,000                   4,702,753
Cox Enterprises
      06-15-09                                                         7.38               10,000,000(j)                9,844,965
CSC Holdings
   Sr Nts
      07-15-08                                                         7.25                5,000,000                   4,635,949
   Sr Sub Nts
      11-01-05                                                         9.25                2,000,000                   2,105,000
Globo Communicacoes Participacoes
   (U.S. Dollar) Sr Nts
      12-05-08                                                        10.63                5,000,000(c,j)              3,612,500
Golden Sky Systems
   Company Guaranty Series B
      08-01-06                                                        12.38                1,500,000                   1,640,625
Interpublic Group
   Cv Sub Nts
      06-01-06                                                         1.87                  600,000(j)                  555,000
Lamar Media
   Company Guaranty
      12-01-06                                                         9.63                1,100,000                   1,122,000
MDC Communications
   (U.S. Dollar) Sr Sub Nts
      12-01-06                                                        10.50                1,350,000(c)                1,373,625
Outdoor Systems
   Company Guaranty
      10-15-06                                                         9.38                2,500,000                   2,631,250
      06-15-07                                                         8.88               10,000,000                  10,325,000
Rogers Cablesystems
   (Canadian Dollar)
      01-15-14                                                         6.56                5,000,000(c)                3,568,563
Susquehanna Media
   Sr Sub Nts
      05-15-09                                                         8.50                  960,000(j)                  940,800
TCI Communications
      08-01-15                                                         8.75                3,850,000                   4,319,281
   Sr Nts
      02-15-28                                                         7.13                1,300,000                   1,224,063
Tele-Communications
      02-15-23                                                         8.75                3,500,000                   3,668,754
Telewest Communication
   (British Pound) Cv
      02-19-07                                                         5.25                  805,000(c,j)              1,230,253
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      04-15-04                                                         9.25                1,600,000(c,j,l)              976,000
Time Warner Entertainment
   Sr Nts
      07-15-33                                                         8.38               10,000,000                  10,507,055
Total                                                                                                                 94,476,587

Metals (0.2%)
Imexsa Export Trust
   (U.S. Dollar)
      05-31-03                                                        10.13                2,513,628(c,j,l)            2,375,378
Natl Steel
   1st Mtge Series D
      03-01-09                                                         9.88                1,625,000                   1,641,250
Ormet
   Company Guaranty
      08-15-08                                                        11.00                2,700,000(j)                2,635,875
P & L Coal Holdings
   Company Guaranty Series B
      05-15-08                                                         8.88                3,000,000                   2,970,000
Pen Holdings
   Company Guaranty Series B
      06-15-08                                                         9.88                3,000,000                   2,865,000
Total                                                                                                                 12,487,503

Miscellaneous (1.2%)
Adams Outdoor Advertising
   Sr Nts
      03-15-06                                                        10.75                2,000,000                   2,080,000
Advanced Glassfiber Yarn
   Sr Sub Nts
      01-15-09                                                         9.88                2,130,000                   2,047,463
Alliance Imaging
   Sr Sub Nts
      12-15-05                                                         9.63                2,000,000                   1,960,000
Bistro Trust
   Sub Nts
      12-31-02                                                         9.50               12,000,000(j)               11,379,599
Continucare
   Cv Sr Sub Nts
      10-31-02                                                         8.00                1,000,000(j)                   45,000
Delphes 2
   (U.S. Dollar)
      05-05-09                                                         7.75                9,000,000(c,j)              8,460,000
Dura Operating
   Sr Sub Nts
      05-01-09                                                         9.00                  675,000(j)                  648,000
First Empire Capital
   Company Guaranty
      02-01-27                                                         8.23                4,000,000                   3,882,982
Great Central Mines
   (U.S. Dollar) Sr Nts
      04-01-08                                                         8.88                2,500,000(c)                2,250,000
Guangdong Enterprises
   (U.S. Dollar) Sr Nts
      05-22-07                                                         8.88                4,000,000(b,c,j)            1,060,000
ISG Resources
      04-15-08                                                        10.00                2,760,000                   2,739,300
Jasmine Submarine Telecom
   (U.S. Dollar) Sr Nts
      05-30-11                                                         8.48                  847,855(c,j)                657,068
Jorgensen (Earle M)
   Sr Nts
      04-01-05                                                         9.50                1,225,000                   1,145,375
KPNQwest
   (U.S. Dollar) Sr Nts
      06-01-09                                                         8.13                5,000,000(c,j)              4,762,500
Murrin Murrin Holdings
   (U.S. Dollar) Sr Nts
      08-31-07                                                         9.38                1,000,000(c)                  902,500
Network Associates
   Zero Coupon Cv Sub Deb
      02-13-18                                                         3.24                5,900,000(k)                1,814,250
Norcal Waste Systems
   Company Guaranty Series B
      11-15-05                                                        13.50                2,000,000                   2,180,000
NSM Steel
   Company Guaranty
      02-01-06                                                        12.00                2,050,000(b)                  553,500
Oshkosh Truck
   Company Guaranty
      03-01-08                                                         8.75                3,000,000                   2,988,750
Outsourcing Solutions
   Sr Sub Nts Series B
      11-01-06                                                        11.00                1,125,000                   1,102,500
Pierce Leahy Command
   Company Guaranty
      05-15-08                                                         8.13                4,050,000                   3,776,625
SC Intl
      09-01-07                                                         9.25                1,950,000                   1,930,500
Stellex Inds
   Sr Sub Nts Series B
      11-01-07                                                         9.50                1,350,000                   1,039,500
Vesta Capital
      01-15-27                                                         8.52                5,000,000(b,j)              3,073,565
Total                                                                                                                 62,478,977

Multi-industry conglomerates (0.8%)
Coltec Inds
   Company Guaranty
      04-15-08                                                         7.50                5,000,000                   5,093,750
Hutchison Whampoa Finance
   (U.S. Dollar) Company Guaranty
      08-01-27                                                         7.50                1,250,000(c,j)              1,051,672
   (U.S. Dollar) Company Guaranty Series B
      08-01-17                                                         7.45                1,275,000(c,j)              1,097,620
Interim Services
   Cv Sub Nts
      06-01-05                                                         4.50                2,250,000                   1,845,000
Jordan Inds
   Sr Nts Series D
      08-01-07                                                        10.38                6,080,000                   5,958,400
Metamor Worldwide
   Cv Sub Nts
      08-15-04                                                         2.94                2,620,000                   1,824,175
Packaged Ice
   Company Guaranty Series B
      02-01-05                                                         9.75                6,300,000                   6,000,750
Personnel Group of America
   Cv Sub Nts
      07-01-04                                                         5.75                1,500,000                   1,196,250
Pierce Leahy
   Sr Sub Nts
      07-15-06                                                        11.13                  812,000                     881,020
Prime Succession
   Sr Sub Nts
      08-15-04                                                        10.75                  980,000                     812,175
USI American Holdings
   Sr Nts Series B
      12-01-06                                                         7.25                3,350,000                   3,243,522
Westinghouse Electric
      06-01-01                                                         8.88                9,750,000                   9,993,782
Total                                                                                                                 38,998,116

Paper & packaging (0.5%)
Ball
   Company Guaranty
      08-01-08                                                         8.25                1,750,000                   1,715,000
Gaylord Container
   Sr Nts
      06-15-07                                                         9.75                1,750,000                   1,627,500
   Sr Nts Series B
      06-15-07                                                         9.38                3,250,000                   2,957,500
Graham Packaging/GPC Capital
   Company Guaranty Series B
      01-15-08                                                         8.75                2,000,000                   1,900,000
Owens-Illinois
   Sr Nts
      05-15-07                                                         8.10                4,350,000                   4,237,947
Packaging Corp of America
   Sr Sub Nts
      04-01-09                                                         9.63                  745,000(j)                  752,450
Quno Corp
   (U.S. Dollar) Sr Nts
      05-15-05                                                         9.13                2,500,000(c)                2,612,500
Repap New Brunswick
   (U.S. Dollar) Sr Nts
      06-01-04                                                         9.00                1,200,000(c)                1,161,000
      04-15-05                                                        10.63                3,000,000(c)                2,610,000
Riverwood Intl
   Company Guaranty Sr Nts
      04-01-06                                                        10.25                2,000,000                   2,000,000
Silgan Holdings
      06-01-09                                                         9.00                1,650,000                   1,610,813
Total                                                                                                                 23,184,710

Restaurants & lodging (0.2%)
Domino's
   Company Guaranty Series B
      01-15-09                                                        10.38                1,950,000                   1,911,000
Extended Stay America
   Sr Sub Nts
      03-15-08                                                         9.15                4,000,000                   3,620,000
Signature Resorts
   Sr Nts
      05-15-06                                                         9.25                3,000,000                   2,880,000
Sunterra
   Cv Sub Nts
      01-15-07                                                         5.75                2,600,000                   1,855,750
Total                                                                                                                 10,266,750

Retail (0.3%)
Amazon.com
   Zero Coupon Sr Disc Nts
      05-01-03                                                        10.00                2,900,000(l)                1,957,500
Costco Companies
   Zero Coupon Cv Sub Nts
      08-19-17                                                         3.50                  625,000(k)                  550,781
Maxim Group
   Company Guaranty Series B
      10-15-07                                                         9.25                2,500,000(b)                2,125,000
Meyer (Fred)
   Company Guaranty
      03-01-08                                                         7.45                6,075,000                   6,044,860
Safeway
      11-15-03                                                         6.05                1,300,000                   1,247,825
Wal-Mart CRAVE Trust
      07-17-06                                                         7.00                3,867,732(j)                3,817,297
Total                                                                                                                 15,743,263

Textiles & apparel (0.1%)
Galey & Lord
   Company Guaranty
      03-01-08                                                         9.13                3,000,000                   1,500,000
Loomis Fargo
      01-15-04                                                        10.00                  500,000                     495,000
Steel Heddle Mfg
   Company Guaranty Series B
      06-01-08                                                        10.63                1,200,000                     660,000
Westpoint Stevens
   Sr Nts
      06-15-08                                                         7.88                3,250,000                   3,071,250
Total                                                                                                                  5,726,250

Transportation (0.4%)
Atlas Air Series C
      01-02-10                                                         8.01                9,373,999                   9,037,285
Enterprises Shipholding
   (U.S. Dollar) Sr Nts
      05-01-08                                                         8.88                3,095,000(c)                2,104,600
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
      06-15-04                                                         9.25                5,120,000(c)                2,713,600
Hermes Europe RailTel
   (U.S. Dollar) Sr Nts
      01-15-09                                                        10.38                3,300,000(c)                3,300,000
Stena Line
   (U.S. Dollar) Sr Nts
      06-01-08                                                        10.63                1,000,000(c)                  750,000
Zhuhai Highway
   (U.S. Dollar) Sub Nts
      07-01-08                                                        11.50                5,000,000(c,j)              2,550,000
Total                                                                                                                 20,455,485

Utilities -- electric (1.4%)
Alabama Power
   1st Mtge
      12-01-24                                                         9.00                2,200,000                   2,350,232
Arizona Public Service
   1st Mtge Sale Lease-backed Obligation
      12-30-15                                                         8.00                3,600,000                   3,723,575
Cleveland Electric Illuminating
      07-01-04                                                         7.67                6,500,000                   6,566,294
   1st Mtge Series B
      05-15-05                                                         9.50                9,000,000                   9,500,261
CMS Energy
   Sr Nts
      05-15-02                                                         8.13                5,000,000                   4,992,478
      11-15-04                                                         7.63                2,500,000                   2,425,342
Connecticut Light & Power
   1st Mtge Series C
      06-01-02                                                         7.75                5,000,000                   5,059,123
El Paso Electric
   1st Mtge Series D
      02-01-06                                                         8.90                2,750,000                   3,018,125
Israel Electric
   (U.S. Dollar) Sr Nts
      12-15-06                                                         7.25                2,700,000(c)                2,605,932
Jersey Central Power & Light
   1st Mtge
      11-01-25                                                         6.75                7,200,000                   6,375,195
Korea Electric Power
   (U.S. Dollar)
      12-01-03                                                         6.38                4,000,000(c)                3,740,714
MidAmerican Energy Holdings
   Sr Nts
      09-15-06                                                         9.50                1,325,000                   1,457,500
Public Service Electric & Gas
   1st & Ref Mtge (AMBAC Insured)
      01-01-16                                                         6.75                2,600,000(g)                2,410,872
Salton Sea Funding
   Series C
      05-30-10                                                         7.84                1,325,000                   1,322,851
Sithe Independence Funding
   Series A
      12-30-13                                                         9.00                1,500,000                   1,587,809
Texas Utilities Electric
      08-01-07                                                         7.17                5,000,000                   4,921,400
TXU Electric Capital
   Company Guaranty
      01-30-37                                                         8.18                5,000,000                   4,773,547
Western Massachusetts Electric
   1st Mtge Series B
      07-01-01                                                         7.38                2,750,000                   2,779,655
Wisconsin Electric Power
      12-01-95                                                         6.88                2,800,000                   2,522,691
Total                                                                                                                 72,133,596

Utilities -- gas (0.3%)
Columbia Gas System
   Series E
      11-28-10                                                         7.32                7,000,000                   6,760,460
El Paso Energy
   Sr Nts
      07-15-01                                                         6.63                8,675,000(j)                8,661,336
      05-15-09                                                         6.75                1,900,000                   1,776,707
Total                                                                                                                 17,198,503

Utilities -- telephone (1.3%)
360 Communications
      04-01-09                                                         7.60                3,000,000                   3,063,046
Airtouch Communications
      05-01-08                                                         6.65               10,000,000                   9,611,536
Allegiance Telecom
   Zero Coupon Sr Disc Nts Series B
      02-15-03                                                        11.94                2,450,000(l)                1,531,250
AT&T Canada
   (U.S. Dollar) Sr Nts
      11-01-08                                                        10.63                1,200,000(c)                1,356,000
Bell Atlantic Financial Services
   Cv
      09-15-05                                                         4.25                1,151,000(j)                1,229,636
Call-Net Enterprises
   (U.S. Dollar) Sr Nts
      08-15-08                                                         8.00                1,750,000(c)                1,540,000
COLT Telecom Group
   (European Monetary Unit)
      03-29-06                                                         2.00                1,090,000(c,j)              1,222,239
Geotek Communications
   Cv Sr Sub Nts
      02-15-01                                                        12.00                1,655,000(b)                    2,069
Hyperion Telecommunications
   Sr Nts Series B
      09-01-04                                                        12.25                1,500,000                   1,575,000
Intermedia Communications
   Sr Nts Series B
      11-01-07                                                         8.88                1,000,000                     890,000
      06-01-08                                                         8.60                3,000,000                   2,655,000
McLeod USA
   Sr Nts
      03-15-08                                                         8.38                2,300,000                   2,144,750
      02-15-09                                                         8.13                2,250,000                   2,075,625
Metrocall
   Sr Sub Nts
      11-01-07                                                         9.75                1,000,000                     710,000
MetroNet Communications
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      06-15-03                                                         9.95                2,300,000(c,l)              1,759,500
NEXTLINK Communications
   Sr Nts
      11-15-08                                                        10.75                3,000,000                   3,030,000
Primus Telecommunications Group
   Sr Nts
      08-01-04                                                        11.75                2,300,000                   2,254,000
Qwest Communications Intl
   Sr Nts Series B
      11-01-08                                                         7.50                2,500,000                   2,427,371
RSL Communications
   (U.S. Dollar) Company Guaranty
      11-15-06                                                        12.25                3,000,000(c)                3,030,000
U S WEST Capital Funding
   Company Guaranty
      08-15-01                                                         6.88               20,000,000(j)               19,950,516
U S WEST Communications
      11-10-26                                                         7.20                5,000,000                   4,543,142
Total                                                                                                                 66,600,680

Total bonds
(Cost: $1,692,130,063)                                                                                            $1,609,127,008


See accompanying notes to investments in securities.

Short-term securities (6.8%)

Issuer                                                            Annualized                Amount                      Value(a)
                                                                 yield on date             payable at
                                                                  of purchase               maturity

U.S. government agencies (3.8%)
Federal Home Loan Bank Disc Nts
      09-24-99                                                         5.03%             $25,000,000                 $24,920,139
      10-01-99                                                         5.09               25,000,000                  24,886,402
Federal Home Loan Mtge Corp Disc Nts
      09-02-99                                                         5.12                2,800,000                   2,799,493
      09-09-99                                                         5.06                6,300,000                   6,291,517
      09-16-99                                                         4.99               12,500,000                  12,474,167
      09-17-99                                                         5.06                6,500,000                   6,483,087
      09-20-99                                                         5.05               11,900,000                  11,868,472
      10-14-99                                                         5.20                8,300,000                   8,247,032
      10-14-99                                                         5.24                2,800,000                   2,782,575
Federal Natl Mtge Assn Disc Nts
      09-02-99                                                         5.06                  200,000                     199,962
      09-13-99                                                         5.06               11,900,000                  11,875,912
      09-14-99                                                         4.99               23,000,000                  22,951,906
      09-16-99                                                         5.05               21,200,000                  21,148,966
      09-21-99                                                         5.04               29,100,000                  29,005,508
      11-18-99                                                         5.31                8,100,000                   8,004,193
Total                                                                                                                193,939,331

Commercial paper (3.0%)
Becton Dickinson
      09-22-99                                                         5.22                8,400,000                   8,374,569
BMW US Capital
      09-23-99                                                         5.23                6,600,000                   6,579,027
      10-18-99                                                         5.23                8,700,000                   8,636,933
CAFCO
      09-21-99                                                         5.16                5,700,000(n)                5,682,545
      10-22-99                                                         5.37                5,000,000(n)                4,962,246
Clorox
      09-09-99                                                         5.15                7,600,000                   7,591,336
Falcon Asset
      09-01-99                                                         5.13                6,200,000(n)                6,200,000
Fleet Funding
      09-24-99                                                         5.27                1,900,000 (n)               1,893,627
Ford Motor Credit
      09-03-99                                                         5.33                5,000,000                   4,998,519
      10-18-99                                                         5.30                5,700,000                   5,660,857
GMAC
      09-14-99                                                         5.18               10,000,000                   9,981,403
Lucent Technologies
      10-04-99                                                         5.17               13,800,000                  13,730,495
Petrofina (Delaware)
      09-21-99                                                         5.13               19,600,000                  19,544,576
SBC Communications Capital
      10-13-99                                                         5.17                3,500,000(n)                3,477,189
      10-26-99                                                         5.20               20,100,000(n)               19,927,765
UBS Finance (Delaware)
      10-18-99                                                         5.30                3,000,000                   2,978,697
Variable Funding Capital
      09-14-99                                                         5.16               16,200,000(n)               16,167,745
Windmill Funding
      09-10-99                                                         5.16                4,600,000(n)                4,594,112
Total                                                                                                               $150,981,641

Total short-term securities
(Cost: $345,000,098)                                                                                                $344,920,972

Total investments in securities
(Cost: $4,061,695,440)(p)                                                                                         $5,177,684,945


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. Items identified are in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 1999, the value of foreign securities represented 8.90% of net assets.

(d) Security is partially or fully on loan. See Note 5 to the financial statements.

(e) Negligible market value.

(f) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(g) The following abbreviations are used in portfolio descriptions to identify the insurer of the issue:

AMBAC    --   American Municipal Bond Association Corporation
MBIA     --   Municipal Bond Investors Assurance

(h) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(i) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.

(j)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(k) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(l) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 1999.

(n) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(o) ACES (Automatically Convertible Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. ACES pay dividends, have voting rights, are noncallable for at least three years and upon maturity, convert into shares of common stock.

(p) At Aug. 31, 1999, the cost of securities for federal income tax purposes was $4,071,745,977 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                              $1,280,108,023
Unrealized depreciation                                (174,169,055)
                                                       ------------
Net unrealized appreciation                          $1,105,938,968


Investments in Securities
AXP VP -- New Dimensions Fund
Aug. 31, 1999

(Percentages represent value of investments compared to net assets)

Common stocks (91.5%)
Issuer                                                                                       Shares                     Value(a)

Aerospace & defense (1.1%)
AlliedSignal                                                                                 289,600                 $17,738,000
United Technologies                                                                          304,600                  20,141,675
Total                                                                                                                 37,879,675

Airlines (1.4%)
AMR                                                                                          304,700(b)               17,863,038
Southwest Airlines                                                                         1,829,550                  30,530,615
Total                                                                                                                 48,393,653

Automotive & related (0.6%)
Ford Motor                                                                                   396,900                  20,688,413

Banks and savings & loans (3.5%)
Bank of America                                                                              685,674                  41,483,277
State Street                                                                                 537,200                  32,164,850
Wells Fargo                                                                                1,219,500                  48,551,344
Total                                                                                                                122,199,471

Beverages & tobacco (0.5%)
Coca-Cola                                                                                    304,800                  18,230,850

Chemicals (0.2%)
Waste Management                                                                             397,200                   8,663,925

Communications equipment & services (3.7%)
Lucent Technologies                                                                          839,800                  53,799,688
Motorola                                                                                     411,600                  37,970,100
Tellabs                                                                                      681,600(b)               40,597,800
Total                                                                                                                132,367,588

Computers & office equipment (19.7%)
America Online                                                                               403,800(b)               36,871,988
BMC Software                                                                                 453,126(b)               24,383,843
Cisco Systems                                                                              2,438,100(b)              165,333,655
EMC                                                                                          913,700(b)               54,822,000
Hewlett-Packard                                                                              311,500                  32,824,313
Intl Business Machines                                                                     1,523,900                 189,820,793
Microsoft                                                                                  1,096,900(b)              101,531,806
Novell                                                                                     1,264,800(b)               29,959,950
Solectron                                                                                    624,400(b)               48,859,300
Sun Microsystems                                                                             152,600(b)               12,131,700
Total                                                                                                                696,539,348

Electronics (8.4%)
Applied Materials                                                                            304,400(b)               21,631,425
Corning                                                                                      259,100                  17,230,150
Intel                                                                                      1,066,400                  87,644,750
JDS Uniphase                                                                                 609,700(b)               64,666,306
Teradyne                                                                                     243,800(b)               16,593,638
Texas Instruments                                                                          1,097,200                  90,038,974
Total                                                                                                                297,805,243

Energy (2.2%)
Exxon                                                                                        427,100                  33,687,513
Mobil                                                                                        426,400                  43,652,700
Total                                                                                                                 77,340,213

Energy equipment & services (0.5%)
Halliburton                                                                                  396,400                  18,383,050

Financial services (5.9%)
Citigroup                                                                                  1,524,050                  67,724,972
Fannie Mae                                                                                   504,000                  31,311,000
Kansas City Southern Inds                                                                    410,100                  18,992,756
MBNA                                                                                       1,523,550                  37,612,641
Morgan Stanley, Dean Witter, Discover & Co                                                   454,090                  38,966,598
Schwab (Charles)                                                                             376,600                  14,875,700
Total                                                                                                                209,483,667

Health care (7.4%)
Bausch & Lomb                                                                                152,300                  10,061,319
Bristol-Myers Squibb                                                                         944,900                  66,497,337
Johnson & Johnson                                                                            177,700                  18,169,825
Medtronic                                                                                    457,000                  35,760,250
Merck & Co                                                                                   329,300                  22,124,844
Pfizer                                                                                     1,082,100                  40,849,274
Schering-Plough                                                                              694,300                  36,494,144
Warner-Lambert                                                                               457,400                  30,302,750
Total                                                                                                                260,259,743

Health care services (1.4%)
Cardinal Health                                                                              792,950                  50,550,563

Household products (0.6%)
Colgate-Palmolive                                                                            365,300                  19,543,550

Industrial equipment & services (0.7%)
Illinois Tool Works                                                                          335,600                  26,155,825

Insurance (1.7%)
ACE                                                                                          593,500(c)               12,723,156
American Intl Group                                                                          502,740                  46,597,714
Total                                                                                                                 59,320,870

Leisure time & entertainment (2.1%)
Time Warner                                                                                1,280,300                  75,937,794

Media (4.4%)
CBS                                                                                          914,440                  42,978,680
Clear Channel Communications                                                                 305,000(b)               21,369,063
Comcast Special Cl A                                                                         762,100                  24,863,513
Gannett                                                                                      960,086                  65,225,842
Total                                                                                                                154,437,098

Multi-industry conglomerates (5.6%)
General Electric                                                                           1,066,800                 119,814,975
Tyco Intl                                                                                    761,672(c)               77,166,895
Xerox                                                                                         54,400                   2,597,600
Total                                                                                                                199,579,470

Paper & packaging (0.7%)
Intl Paper                                                                                   518,300                  24,392,494

Restaurants & lodging (0.9%)
Marriott Intl Cl A                                                                           913,800                  31,297,650

Retail (10.7%)
Costco Wholesale                                                                             609,500(b)               45,560,125
CVS                                                                                          455,800                  19,001,163
Dayton Hudson                                                                                944,800                  54,798,400
Home Depot                                                                                   914,500                  55,898,812
Kroger                                                                                       815,700(b)               18,863,063
Safeway                                                                                    1,371,400(b)               63,855,812
Wal-Mart Stores                                                                            2,742,500                 121,527,030
Total                                                                                                                379,504,405

Utilities -- electric (0.8%)
CMS Energy                                                                                   543,900                  21,518,044
Duke Energy                                                                                   89,900                   5,169,250
Total                                                                                                                 26,687,294

Utilities -- gas (1.0%)
El Paso Energy                                                                               655,600                  23,970,375
Enron                                                                                        304,900                  12,767,688
Total                                                                                                                 36,738,063

Utilities -- telephone (5.8%)
AT&T                                                                                         380,700                  17,131,500
Bell Atlantic                                                                                152,400                   9,334,500
BellSouth                                                                                  1,218,600                  55,141,650
MCI WorldCom                                                                                 914,300(b)               69,258,225
U S WEST Communications Group                                                                608,600                  31,799,350
Vodafone AirTouch ADR                                                                        107,950(c,e)             21,650,722
Total                                                                                                                204,315,947

Total common stocks
(Cost: $2,253,532,300)                                                                                            $3,236,695,862


See accompanying notes to investments in securities.

Short-term securities (8.9%)
Issuer                                                             Annualized               Amount                      Value(a)
                                                                 yield on date             payable at
                                                                  of purchase               maturity

U.S. government agencies (2.8%)
Federal Home Loan Bank Disc Nt
      10-13-99                                                         5.18%             $25,000,000                 $24,837,579
Federal Home Loan Mtge Corp Disc Nts
      09-09-99                                                         5.06                6,200,000                   6,191,651
      09-16-99                                                         4.99               20,000,000                  19,958,667
      10-07-99                                                         5.22                2,800,000                   2,785,440
      10-12-99                                                         5.21               20,000,000                  19,882,239
Federal Natl Mtge Assn Disc Nts
      09-10-99                                                         5.03               22,500,000                  22,471,874
      11-18-99                                                         5.31                3,000,000                   2,964,516
Total                                                                                                                 99,091,966

Commercial paper (6.0%)
Alabama Power
      10-05-99                                                         5.22               10,000,000                   9,947,023
Albertson's
      09-03-99                                                         5.26                2,500,000(d)                2,499,269
Barclays U.S. Funding
      09-22-99                                                         5.23                3,700,000                   3,688,755
      10-20-99                                                         5.32                9,500,000                   9,428,931
Bell Atlantic
      09-02-99                                                         5.17                3,100,000                   3,099,556
BMW US Capital
      09-23-99                                                         5.23                4,900,000                   4,884,429
      09-27-99                                                         5.16                7,800,000                   7,770,066
      10-21-99                                                         5.18                4,400,000                   4,367,109
CAFCO
      09-21-99                                                         5.16                5,000,000(d)                4,984,689
Ciesco LP
      09-20-99                                                         5.19               10,800,000                  10,770,588
Corporate Receivables
      09-13-99                                                         5.22                2,600,000(d)                2,595,493
Falcon Asset
      09-01-99                                                         5.13                8,900,000(d)                8,899,999
      09-21-99                                                         5.21                4,300,000(d)                4,287,626
Ford Motor Credit
      09-03-99                                                         5.33                5,000,000                   4,998,519
      09-14-99                                                         5.11               13,200,000                  13,175,786
NBD Bank Canada
      09-28-99                                                         5.25               10,000,000                   9,960,850
Northern States Power
      10-25-99                                                         5.22                7,500,000                   7,437,231
Paccar Financial
      09-13-99                                                         5.24                3,400,000                   3,394,073
Petrofina (Delaware)
      09-07-99                                                         5.16                2,500,000                   2,497,858
      09-17-99                                                         5.22               15,600,000                  15,563,947
Pfizer
      09-17-99                                                         5.20                5,400,000(d)                5,387,568
Reed Elsevier
      09-21-99                                                         5.16                8,000,000(d)                7,977,200
Salomon Smith Barney
      09-07-99                                                         5.15                4,600,000                   4,596,075
      10-05-99                                                         5.22                2,800,000                   2,785,427
      10-06-99                                                         5.33                2,200,000                   2,188,643
      10-07-99                                                         5.21                8,700,000                   8,652,272
SBC Communications Capital
      10-13-99                                                         5.17                2,900,000(d)                2,881,099
Sheffield Receivables
      09-10-99                                                         5.24                6,800,000(d)                6,791,126
Thames Asset Global
      09-07-99                                                         5.23               11,200,000(d)               11,190,256
      09-27-99                                                         5.32                4,800,000(d)                4,781,627
UBS Finance (Delaware)
      10-28-99                                                         5.21                5,000,000                   4,956,587
USAA Capital
      10-06-99                                                         5.22                2,300,000                   2,288,042
      10-29-99                                                         5.31                6,600,000                   6,540,731
Windmill Funding
      09-01-99                                                         5.13                5,200,000(d)                5,200,000
      09-07-99                                                         5.17                2,300,000(d)                2,297,849
Total                                                                                                                212,766,299

Letter of credit (0.1%)
Bank of America-
AES Hawaii
      09-15-99                                                         5.26                2,900,000                   2,894,079

Total short-term securities
(Cost: $314,794,988)                                                                                                $314,752,344

Total investments in securities
(Cost: $2,568,327,288)(f)                                                                                         $3,551,448,206


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 1999, the value of foreign securities represented 3.15% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Security is partially or fully on loan. See Note 5 to the financial statements.

(f) At Aug. 31, 1999, the cost of securities for federal income tax purposes was $2,568,327,288 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                     $1,028,951,411
Unrealized depreciation                                        (45,830,493)
                                                               -----------
Net unrealized appreciation                                   $983,120,918


Investments in Securities
AXP VP -- Strategy Aggressive Fund
Aug. 31, 1999

(Percentages represent value of investments compared to net assets)

Common stocks (83.8%)(e)
Issuer                                                                                        Shares                     Value(a)

Aerospace & defense (--%)
Alliant Techsystems                                                                            5,968(b)                 $435,664

Airlines (0.6%)
Amtran                                                                                         9,440(b)                  188,800
SkyWest                                                                                        7,247                     145,846
Southwest Airlines                                                                           840,000                  14,017,500
Total                                                                                                                 14,352,146

Automotive & related (0.6%)
Central Parking                                                                                6,395                     205,439
Gentex                                                                                       721,992(b)               13,808,096
O'Reilly Automotive                                                                            7,795(b)                  298,159
SPS Technologies                                                                               5,055(b)                  198,093
Winnebago Inds                                                                                15,200                     364,480
Total                                                                                                                 14,874,267

Banks and savings & loans (1.5%)
Centura Banks                                                                                  4,628                     214,334
Commerce Bancorp                                                                               7,064                     303,752
Cullen/Frost Bankers                                                                          30,694                     801,881
First Financial Holdings                                                                       6,032                     113,100
FirstMerit                                                                                    26,065                     685,021
Flagstar Bancorp                                                                               9,321                     184,090
Hamilton Bancorp                                                                               8,465(b)                  206,334
Hudson United Bancorp                                                                          7,734                     246,038
NBT Bancorp                                                                                    5,907                     111,495
Old Natl Bancorp                                                                               7,125                     213,750
Queens County Bancorp                                                                          8,465                     232,788
Republic Bancorp                                                                              17,722                     239,247
Southwest Bancorp of Texas                                                                     6,882(b)                  118,715
TCF Financial                                                                                471,000                  13,305,749
U.S. Trust                                                                                     8,831                     734,077
UnionBanCal                                                                                  428,000                  16,424,499
Total                                                                                                                 34,134,870

Beverages & tobacco (--%)
Beringer Wine Estates Holdings Cl B                                                            6,090(b,d)                253,496

Building materials & construction (--%)
Centex Construction Products                                                                   6,882                     264,527
Dycom Inds                                                                                    13,276(b)                  409,896
NCI Building Systems                                                                           7,369(b)                  134,945
Total                                                                                                                    809,368

Chemicals (--%)
MacDermid                                                                                      8,111                     268,677
Spartech                                                                                       8,891                     247,281
Total                                                                                                                    515,958

Communications equipment & services (3.1%)
Amdocs                                                                                     1,064,000(b)               27,930,000
CommScope                                                                                     25,395(b)                  874,540
Covad Communications Group                                                                   334,000(b)               15,405,750
InterVoice                                                                                    22,107(b)                  303,971
Oak Inds                                                                                       7,900(b)                  247,863
Plantronics                                                                                    7,917(b)                  400,798
Rhythms NetConnections                                                                        98,000(b)                3,748,500
Tellabs                                                                                      400,000(b,f)             23,825,000
Total                                                                                                                 72,736,422

Computers & office equipment (24.9%)
Acxiom                                                                                        14,258(b)                  250,406
America Online                                                                               257,000(b)               23,467,313
American Management Systems                                                                   23,203(b)                  664,186
BISYS Group                                                                                    6,212(b)                  295,070
BMC Software                                                                                 374,000(b)               20,125,875
Cisco Systems                                                                              1,520,000(b)              103,074,999
Citrix Systems                                                                               416,000(b)               23,684,526
Clarent                                                                                       40,000(b)                1,330,000
Clarify                                                                                        7,600(b)                  334,400
CMGI                                                                                         338,000(b,d)             28,370,875
Cognex                                                                                        18,818(b)                  568,068
Concentric Network                                                                           771,000(b)               16,972,741
CustomTracks                                                                                   2,300                      88,263
Dendrite Intl                                                                                  5,298(b)                  220,529
EMC                                                                                          210,000(b)               12,600,000
FactSet Research Systems                                                                       9,196                     425,890
Fair Isaac & Co                                                                                8,553                     241,622
Gadzoox Networks                                                                              50,000(b)                4,518,750
Gemstar Intl Group                                                                           418,000(b)               28,842,000
Henry (Jack) & Associates                                                                     12,606                     409,695
InfoSpace.com                                                                                494,200(b)               22,765,216
Insight Enterprises                                                                            8,000(b)                  242,000
Intuit                                                                                       344,000(b)               30,809,499
Juniper Networks                                                                              45,000(b)                9,225,000
Kronos                                                                                         7,798(b)                  391,118
Legato Systems                                                                               236,000(b)               10,162,750
Lexmark Intl Group Cl A                                                                      236,000(b)               18,585,000
Macromedia                                                                                    20,706(b)                  820,475
MedQuist                                                                                      15,590(b)                  542,727
Mercury Interactive                                                                          550,722(b)               26,296,976
Natl Computer Systems                                                                          9,437                     368,043
Natl Data                                                                                     10,353                     396,002
Natl Instruments                                                                               4,476(b)                  134,000
Navigant Consulting                                                                            4,700(b)                  206,213
New Era of Networks                                                                            6,760(b)                  113,230
Novell                                                                                       703,000(b)               16,652,313
Peregrine Systems                                                                            532,000(b)               17,556,000
Profit Recovery Group Intl                                                                    23,290(b)                  886,495
Progress Software                                                                             11,145(b)                  341,316
Rational Software                                                                            323,300(b)                8,749,306
Safeguard Scientifics                                                                        418,300(b)               28,004,648
SunGard Data Systems                                                                         912,000(b)               22,800,000
Symantec                                                                                      11,388(b)                  341,640
U.S. Interactive                                                                              11,900(b)                  246,925
VeriSign                                                                                     671,500(b)               72,474,465
Whittman-Hart                                                                                 18,818(b)                  495,149
Xircom                                                                                        15,042(b)                  598,860
Yahoo!                                                                                       154,000(b)               22,715,000
Total                                                                                                                579,405,574

Electronics (12.4%)
Actel                                                                                         12,606(b)                  197,757
AFC Cable Systems                                                                              6,334(b)                  272,362
Alpha Inds                                                                                    11,023(b)                  627,622
Altera                                                                                       380,000(b)               16,007,500
Burr-Brown                                                                                     9,744(b)                  371,490
C-Cube Microsystems                                                                           15,103(b)                  420,052
Conexant Systems                                                                             344,000(b)               24,784,260
CTS                                                                                           14,982                     713,518
Dallas Semiconductor                                                                           9,866                     498,233
Dionex                                                                                        12,911(b)                  514,019
DSP Communications                                                                            10,962(b)                  257,607
Etec Systems                                                                                   8,400(b)                  369,600
Flextronics Intl                                                                             461,000(b)               27,054,938
Helix Technology                                                                              15,408                     435,276
Jabil Circuit                                                                                604,500(b)               27,089,156
JDS Uniphase                                                                                 321,000(b)               34,046,061
LSI Logic                                                                                    286,000(b)               16,230,500
Methode Electronics Cl A                                                                      12,180                     219,240
Micrel                                                                                         6,455(b)                  494,614
Novellus Systems                                                                             394,119(b)               21,257,794
Plexus                                                                                        10,414(b)                  309,817
PMC-Sierra                                                                                   502,400(b)               46,704,728
Power Integrations                                                                             3,500(b)                  237,781
Powerwave Technologies                                                                         7,004(b)                  297,232
Sawtek                                                                                         4,632(b)                  153,146
Taiwan Semiconductor Mfg ADR                                                                 615,000(b,d)             17,796,563
Teradyne                                                                                     202,000(b)               13,748,625
Vicor                                                                                         12,300(b)                  237,544
Vitesse Semiconductor                                                                        228,000(b)               15,504,000
Xilinx                                                                                       304,000(b)               21,261,000
Total                                                                                                                288,112,035

Energy (0.9%)
Apache                                                                                       462,000                  21,021,000
Barrett Resources                                                                              6,200(b)                  223,588
Newfield Exploration                                                                          15,225(b)                  462,459
Pogo Producing                                                                                10,231                     213,572
Total                                                                                                                 21,920,619

Energy equipment & services (--%)
Marine Drilling                                                                               12,241(b)                  194,326

Financial services (3.3%)
Capital One Financial                                                                        439,000                  16,572,249
Financial Federal                                                                             13,239                     249,059
Investment Technology Group                                                                    3,776                     102,896
Jeffries Group                                                                                 7,734                     191,417
Kansas City Southern Inds                                                                    329,000                  15,236,117
Knight/Trimark Group Cl A                                                                  1,266,000(b,d)             41,461,499
Legg Mason                                                                                    14,007                     534,892
Mutual Risk Management                                                                        17,844(c,h)                490,710
Radian Group                                                                                   4,872                     225,635
SEI Investments                                                                                6,821                     627,106
Total                                                                                                                 75,691,580

Food (1.0%)
Delta & Pine Land                                                                              7,491                     212,089
Earthgrains                                                                                    9,196                     221,854
Smithfield Foods                                                                               6,577(b)                  193,199
Suiza Foods                                                                                  417,000(b)               13,202,446
U.S. Foodservice                                                                             460,000(b)                9,573,750
United Natural Foods                                                                           7,491(b)                   86,147
Total                                                                                                                 23,489,485

Furniture & appliances (0.1%)
Briggs & Stratton                                                                              4,385                     266,937
Ethan Allen Interiors                                                                         15,042                     439,038
La-Z-Boy                                                                                      16,199                     355,366
Mohawk Inds                                                                                    5,846(b)                  132,266
Total                                                                                                                  1,193,607

Health care (2.0%)
Alkermes                                                                                     315,000(b)               11,694,375
Alpharma Cl A                                                                                  8,770                     297,084
Ballard Medical Products                                                                      12,606                     308,847
Barr Laboratories                                                                              8,891(b)                  306,740
Biomatrix                                                                                      6,821(b,d)                133,862
IDEC Pharmaceuticals                                                                           7,369(b)                  936,324
IDEXX Laboratories                                                                            13,763(b)                  233,971
Incyte Pharmaceuticals                                                                         9,622(b)                  273,024
Jones Pharma                                                                                  22,471                     608,121
Liposome                                                                                      12,073(b)                  238,064
MedImmune                                                                                    188,000(b)               19,399,249
Mylan Laboratories                                                                           570,000                  11,293,125
OEC Medical Systems                                                                            6,638(b)                  229,011
Priority Healthcare Cl B                                                                      17,500(b)                  492,188
Roberts Pharmaceutical                                                                         7,308(b)                  195,946
Safeskin                                                                                       7,734(b)                   61,389
Summit Technology                                                                             15,712(b)                  251,392
Techne                                                                                         8,039(b)                  249,209
Total                                                                                                                 47,201,921

Health care services (1.1%)
Express Scripts Cl A                                                                         346,276(b)               23,330,345
Hanger Orthopedic Group                                                                        7,856(b)                  108,020
Patterson Dental                                                                              17,722(b)                  726,602
Renal Care Group                                                                              23,812(b)                  455,405
Res-Care                                                                                       9,379(b,d)                177,029
Universal Health Services Cl B                                                                 9,257(b)                  308,952
Total                                                                                                                 25,106,353

Household products (0.3%)
Chattem                                                                                        3,167(b)                   76,404
Jostens                                                                                       10,658                     214,492
Scotts Cl A                                                                                    6,273(b)                  248,960
Seminis Cl A                                                                                 620,200(b)                6,202,000
Total                                                                                                                  6,741,856

Industrial equipment & services (0.1%)
Astec Inds                                                                                    11,571(b)                  391,968
G & K Services Cl A                                                                            1,340                      55,694
JLG Inds                                                                                      15,469                     274,575
Manitowoc                                                                                     14,799                     548,487
Terex                                                                                          7,430(b)                  199,681
Total                                                                                                                  1,470,405

Insurance (1.2%)
Blanch (EW) Holdings                                                                         207,000                  13,713,749
Fidelity Natl Financial                                                                        6,638                     102,059
Gallagher (Arthur J)                                                                           9,988                     545,595
Hooper Holmes                                                                                 16,504                     377,529
Reinsurance Group of America                                                                   5,329                     170,528
ReliaStar Financial                                                                          259,000                  11,671,188
Triad Guaranty                                                                                13,703(b)                  267,209
Total                                                                                                                 26,847,857

Leisure time & entertainment (0.8%)
Acclaim Entertainment                                                                         19,427(b)                  137,203
Anchor Gaming                                                                                  4,324(b)                  210,119
Polaris Inds                                                                                   4,446                     159,778
SFX Entertainment Cl A                                                                       450,500(b)               18,532,025
Total                                                                                                                 19,039,125

Media (7.2%)
Adelphia Communications Cl A                                                                 550,900(b,d)             34,189,210
ADVO                                                                                           7,795(b)                  152,977
Cablevision Systems Cl A                                                                     322,000(b,d)             22,741,250
Catalina Marketing                                                                             6,115(b)                  554,936
Clear Channel Communications                                                                 153,000(b)               10,719,562
Consolidated Graphics                                                                         11,754(b)                  496,607
Metro Networks                                                                                 6,395(b)                  364,515
TeleWest Communications                                                                    2,492,000(b,c)              9,691,467
True North Communications                                                                      8,891                     292,847
Univision Communications Cl A                                                                605,000(b,h)             44,618,750
USA Networks                                                                                 408,000(b)               18,317,249
Valassis Communications                                                                       26,340(b)                1,152,375
Westwood One                                                                                  10,170(b)                  390,274
Young & Rubicam                                                                              547,000                  24,413,666
Total                                                                                                                168,095,685

Metals (--%)
Mueller Inds                                                                                   9,257(b)                  286,967
Stillwater Mining                                                                             11,114(b)                  245,203
Total                                                                                                                    532,170

Miscellaneous (1.0%)
Apex                                                                                           5,600(b)                  185,850
Fiserv                                                                                       720,700(b)               22,156,456
John Nuveen Cl A                                                                               6,029                     235,508
Philadelphia Suburban                                                                         16,443                     381,272
Total                                                                                                                 22,959,086

Multi-industry conglomerates (2.9%)
Bell & Howell                                                                                  6,760(b)                  226,460
DeVry                                                                                         24,847(b)                  518,681
Education Management                                                                           8,952(b)                  115,817
Electronics for Imaging                                                                      260,161(b)               15,251,939
Labor Ready                                                                                   16,260(b)                  261,176
Lason                                                                                          4,994(b)                  225,666
Mettler-Toledo Intl                                                                            9,196(b)                  244,844
NCO Group                                                                                      6,120(b)                  278,460
Pre-Paid Legal Services                                                                        7,491(b)                  240,180
Sylvan Learning Systems                                                                        7,613(b)                  151,308
Tyco Intl                                                                                    495,000(c)               50,149,687
Total                                                                                                                 67,664,218

Paper & packaging (--%)
Buckeye Technologies                                                                          12,789(b)                  203,025
Shorewood Packaging                                                                            8,100(b)                  119,475
Total                                                                                                                    322,500

Restaurants & lodging (0.7%)
CEC Entertainment                                                                             15,530(b)                  432,885
Foodmaker                                                                                     21,315(b)                  491,577
Papa John's Intl                                                                             384,000(b)               15,264,001
Sonic                                                                                          6,882(b)                  210,761
Taco Cabana Cl A                                                                              22,289(b)                  206,173
Total                                                                                                                 16,605,397

Retail (8.7%)
99 Cents Only Stores                                                                           5,177(b)                  186,372
American Eagle Outfitters                                                                    472,000(b)               18,526,000
Ames Dept Stores                                                                               8,952(b)                  262,965
AnnTaylor Stores                                                                             528,520(b)               17,507,225
Bed Bath & Beyond                                                                            907,000(b)               24,942,500
CDW Computer Centers                                                                           4,324(b)                  191,878
Circuit City Stores                                                                          340,000                  14,620,000
Dollar General                                                                               811,000                  21,086,000
Family Dollar Stores                                                                         869,000                  17,108,438
Fossil                                                                                        20,942(b)                  653,113
Kohl's                                                                                       463,000(b)               32,988,749
Linens `N Things                                                                              14,433(b)                  494,330
Men's Wearhouse                                                                               19,549(b)                  403,198
Musicmaker.com                                                                               370,000(b)                4,382,188
Pacific Sunwear of California                                                                 11,601(b)                  269,723
Regis                                                                                         20,127                     384,929
Tiffany & Co                                                                                 499,000                  26,384,625
TJX Companies                                                                                561,000                  16,198,875
Tuesday Morning                                                                              249,000(b)                4,964,438
Williams-Sonoma                                                                               13,033(b)                  508,287
Total                                                                                                                202,063,833

Textiles & apparel (1.0%)
Abercrombie & Fitch                                                                          654,000(b)               22,808,250
K-Swiss Cl A                                                                                   9,369                     293,952
Oshkosh B'Gosh Cl A                                                                           16,991                     273,980
Quiksilver                                                                                     8,831(b)                  152,335
Total                                                                                                                 23,528,517

Transportation (--%)
Atlas Air                                                                                      5,511(b)                  150,175
Expeditors Intl of Washington                                                                 18,087                     584,436
Swift Transportation                                                                          11,754(b)                  244,630
Total                                                                                                                    979,241

Utilities -- telephone (8.3%)
Allegiance Telecom                                                                           509,500(b)               30,633,688
COLT Telecom Group ADR                                                                       417,000(b)               36,539,624
Global TeleSystems Group                                                                     454,000(b)               14,669,875
Intermedia Communications                                                                      5,288(b)                  137,488
Intermedia Communications                                                                    666,400(b,f)             17,301,568
Omnipoint                                                                                    460,000(b)               18,630,000
RCN                                                                                          546,000(b)               22,904,188
United States Cellular                                                                       211,000(b)               11,868,750
Western Wireless Cl A                                                                        213,000(b)                8,240,438
WinStar Communications                                                                       641,200(b)               32,545,113
Total                                                                                                                193,470,732

Total common stocks
(Cost: $1,655,610,235)                                                                                            $1,950,748,313

Preferred stock (0.3%)
Issuer                                                                                       Shares                     Value(a)
Protein Delivery
   2.50%                                                                                   2,800,000                  $7,000,000

Total preferred stock
(Cost: $7,000,000)                                                                                                    $7,000,000


See accompanying notes to investments in securities.

Options purchased (0.1%)
Issuer                                     Shares                 Exercise                Expiration                    Value(a)
                                                                    price                    date
Calls
Altera                                    135,000                    $50                   Dec. 1999                    $438,750
BMC Software                               75,000                     60                   Nov. 1999                     290,625
Flextronics Intl                           50,000                     55                  Sept. 1999                     246,875
Stryker                                    95,000                     55                   Oct. 1999                     457,188
TJX Companies                              70,000                     30                   Oct. 1999                      80,938
Total                                                                                                                  1,514,376

Total options purchased
(Cost: $1,724,006)                                                                                                    $1,514,376


See accompanying notes to investments in securities.

Short-term securities (19.0%)(f)

Issuer                                                             Annualized                Amount                     Value(a)
                                                                 yield on date             payable at
                                                                  of purchase               maturity

U.S government agencies (9.5%)
Federal Home Loan Bank Disc Nts
      09-08-99                                                         5.02%             $12,000,000                 $11,986,160
      09-24-99                                                         5.02               25,000,000                  24,916,666
Federal Home Loan Mtge Corp Disc Nts
      09-09-99                                                         4.92                3,900,000                   3,894,857
      09-13-99                                                         5.03               11,700,000                  11,678,072
      09-15-99                                                         5.03               32,500,000                  32,429,717
      09-16-99                                                         5.00               50,000,000                  49,889,109
      09-23-99                                                         4.99               27,500,000                  27,412,677
      10-07-99                                                         5.21                4,200,000                   4,177,639
Federal Natl Mtge Assn Disc Nts
      09-02-99                                                         5.02                1,000,000                     999,704
      09-08-99                                                         4.94               13,600,000                  13,584,314
      09-13-99                                                         5.03               40,000,000                  39,925,032
Total                                                                                                                220,893,947

Commercial Paper (9.5%)
American General
      10-07-99                                                         5.30                7,000,000                   6,962,085
BellSouth Capital Funding
      09-22-99                                                         5.18               12,900,000(g)               12,859,321
BMW US Capital
      09-27-99                                                         5.14                9,200,000                   9,164,671
CAFCO
      09-21-99                                                         5.14               14,300,000(g)               14,256,457
Ciesco LP
      09-14-99                                                         5.13               18,900,000                  18,862,366
Clorox
      09-09-99                                                         5.14                8,400,000                   8,389,227
      10-04-99                                                         5.19                4,000,000                   3,980,166
Corporate Receivables
      09-13-99                                                         5.21                4,500,000(g)                4,491,550
Daimler/Chrysler
      10-18-99                                                         5.17               10,000,000                   9,928,666
Delaware Funding
      09-20-99                                                         5.13               18,800,000(g)               18,745,687
      09-21-99                                                         5.27                1,600,000(g)                1,595,100
Fleet Funding
      09-20-99                                                         5.13                9,800,000(g)                9,772,123
      10-06-99                                                         5.33                7,000,000(g)                6,962,900
Ford Motor Credit
      09-28-99                                                         5.22                9,100,000                   9,063,195
Gannett
      09-03-99                                                         5.12               10,700,000                  10,695,434
Gateway Fuel
      09-02-99                                                         5.14                1,200,000                   1,199,657
Heinz (HJ)
      09-29-99                                                         5.22                5,000,000                   4,979,055
Household Finance
      09-08-99                                                         5.26               15,000,000                  14,982,500
Paccar Financial
      09-13-99                                                         5.24                4,500,000                   4,491,501
Petrofina (Delaware)
      09-17-99                                                         5.21                3,900,000                   3,890,423
Pfizer
      09-27-99                                                         5.24                2,900,000(g)                2,888,647
Salomon Smith Barney
      09-07-99                                                         5.13                7,300,000                   7,292,732
SBC Communications Capital
      10-13-99                                                         5.14                2,300,000(g)                2,285,247
      10-26-99                                                         5.18               13,000,000(g)               12,890,396
Sheffield Receivables
      09-08-99                                                         5.21               11,700,000(g)               11,686,479
UBS Finance (Delaware)
      10-28-99                                                         5.20                5,000,000                   4,955,787
USAA Capital
      10-06-99                                                         5.20                3,700,000                   3,680,538
Total                                                                                                                220,951,910

Total short-term securities
(Cost: $441,929,885)                                                                                                $441,845,857

Total investments in securities
(Cost: $2,106,264,126)(i)                                                                                         $2,401,108,546


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 1999, the value of foreign securities represented 2.59% of net assets.

(d) Security is partially or fully on loan. See Note 5 to the financial statements.

(e) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Aug. 31, 1999 are as follows:

Issuer                            Beginning         Purchase            Sales          Ending      Dividend       Value(a)
                                     cost             cost               cost           cost        income

Health Management Systems*       $13,565,943          $143,750        $13,709,693        $--          $--           $--

Secure Computing.*                12,952,228                --         12,952,228         --           --            --

Spiegel Inc. Cl A*                        --         6,150,615          6,150,615         --           --            --

Steiner Leisure*                   6,314,583         2,211,250          8,525,833         --           --            --
                                   ---------         ---------          ---------       ----         ----          ----

Total                            $32,832,754        $8,505,615        $41,338,369        $--          $--           $--


*Issuer was not an affiliate for the entire year ended Aug. 31, 1999.

(f) At Aug. 31, 1999, cash or short-term securities were designated to cover open put options written as follows:

Issuer                        Shares     Exercise    Expiration        Value(a)
                                           Price        Date

Convad Communications Group   90,000        $45      Sept. 1999        $270,000

Intermedia Communications    260,000         20      Sept. 1999          65,000

Tellabs                       95,000         65       Oct. 1999         742,187

Total                                                                $1,077,187

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(h) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 7 to the financial statements):

Type of security                                                     Contracts

S&P 500 Index, Sept. 1999                                                3

(i) At Aug. 31, 1999, the cost of securities for federal income tax purposes was $2,108,940,419 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                              $372,227,074
Unrealized depreciation                               (80,058,947)
                                                      -----------
Net unrealized appreciation                          $292,168,127


PART C. OTHER INFORMATION

Item 23.      Exhibits

(a) Articles of Incorporation as amended Nov. 10, 1994, filed electronically as Exhibit 1 to Registrant's Post-Effective Amendment No. 34 to Registration Statement No. 2-73115, are incorporated by reference.

(b) By-Laws as amended Jan. 12, 1989, filed electronically as Exhibit No.2 to Registrant's Post-Effective Amendment No. 25 to Registration Statement No. 2-73115, are incorporated by reference.

(c) Stock certificate for common shares, is on file at the Registrant's headquarters.

(d)(1) Investment Management Services Agreement between Registrant, on behalf of IDS Life Aggressive Growth Fund, IDS Life Capital Resource Fund and IDS Life International Equity Fund, and IDS Life Insurance Company dated March 20, 1995, filed electronically as Exhibit No. 5(a) to Registrant's Post-Effective Amendment No. 30, is incorporated by reference.

(d)(2) Investment Management Services Agreement between Registrant, on behalf of IDS Life Growth Dimensions Fund and IDS Life Insurance Company dated April 11, 1996, filed electronically as Exhibit 5(b) to Registrant's Post-Effective Amendment No. 33, is incorporated by reference.

(d)(3) Investment Management Services Agreement dated Sept. 13, 1999, between Registrant, on behalf of AXP Variable Portfolio - Blue Chip Advantage Fund, AXP Variable Portfolio - Growth Fund and AXP Variable Portfolio - Small Cap Advantage Fund and IDS Life Insurance Company, filed electronically herewith.

(d)(4) Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation dated Oct. 14, 1998, filed electronically as Exhibit 5(c) to Registrant's Post-Effective Amendment No. 36 filed on or about Oct. 30, 1998, is incorporated by reference.

(d)(5) Addendum to Investment Advisory Agreement dated Oct. 14, 1999 between IDS Life Insurance Company and American Express Financial Corporation, filed electronically herewith.

(d)(6) Investment Advisory Agreement between American Express Financial Corporation Inc. and American Express Asset Management International Inc. for IDS Life International Equity Fund dated February 11, 1999, filed electronically as Exhibit (d)(6) to Registrant's Post-Effective Amendment No. 37 filed on or about May 28, 1999, is incorporated by reference.

(d)(7) Investment Subadvisory Agreement between American Express Financial Corporation and American Express Asset Management Group Inc. on behalf of AXP Variable Portfolio-Strategy Aggressive Fund dated July 9, 1999, filed electronically herewith.

(d)(8) Subadvisory Agreement between American Express Financial Corporation and Kenwood Capital Management LLC on behalf of AXP Variable Portfolio
         - Small Cap Advantage Fund dated Sept. 13, 1999, filed electronically herewith.

(d)(9) Administrative Services Agreement, dated March 20, 1995, between IDS Life Investment Series, Inc., on behalf of IDS Life Aggressive Growth Fund, IDS Life Capital Resource Fund and IDS Life International Equity Fund, and American Express Financial Corporation, filed electronically as Exhibit No. 5(d) to Registrant's Post-Effective Amendment No. 30, is incorporated by reference.

(d)(10) Administrative Services Agreement, dated April 11, 1996, between IDS Life Investment Series, Inc. on behalf of IDS Life Growth Dimensions Fund and American Express Financial Corporation, filed electronically as Exhibit 5(f) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(d)(11) Administrative Services Agreement dated Sept. 13, 1999, between AXP Variable Portfolio Investment Series, Inc. on behalf of AXP Variable Portfolio - Blue Chip Advantage Fund, AXP Variable Portfolio - Growth Fund and AXP Variable Portfolio - Small Cap Advantage Fund and American Express Financial Corporation, filed electronically herewith.

(e)      Underwriting contracts: Not Applicable.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement dated March 20, 1995, between IDS Life Investment Series, Inc., on behalf of IDS Life Aggressive Growth Fund, IDS Life
         Capital Resource Fund and IDS Life International Equity Fund, and American Express Trust Company, filed electronically as Exhibit No. 8(a) to Registrant's Post-Effective Amendment No. 30, is incorporated by reference.

(g)(2) Custodian Agreement dated April 11, 1996, between IDS Life Investment Series, Inc. on behalf of IDS Life Growth Dimensions Fund and American Express Trust Company, filed electronically as Exhibit 8(b) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(g)(3) Custodian Agreement dated Sept. 13, 1999, between AXP Variable Portfolio - Investment Series, Inc. on behalf of AXP Variable Portfolio
         - Blue Chip Advantage Fund, AXP Variable Portfolio Growth Fund and AXP Variable Portfolio - Small Cap Advantage Fund and American Express Trust Company, filed electronically herewith.

(g)(4) Custodian Agreement dated May 13, 1999 between American Express Trust Company and The Bank of New York filed electronically as Exhibit (g)(3) to IDS Precious Metal Fund, Inc.'s Post-Effective Amendment No. 33, Registration Statement No. 2-93745 filed on or about May 24, 1999, is incorporated by reference.

(h)(1) Plan and Agreement of Merger between IDS Life Capital Resource Minnesota, Inc. and IDS Life Capital Resource Fund, Inc. dated
         April 10, 1986, filed electronically as Exhibit No. 9(a) to Registrant's Post-Effective Amendment No. 25 to Registration Statement No. 2-73115, is incorporated by reference.

(h)(2) License Agreement between Registrant and IDS Financial Corporation, dated Jan. 25, 1988, filed electronically as Exhibit No. 9(b) to Registrant's Post-Effective Amendment No. 25 to Registration Statemen No. 2-73115, is incorporated by reference.

(h)(3) License Agreement dated June 17, 1999 between the American Express Funds and American Express Company, filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc's Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference

(i) Opinion and consent of counsel as to the legality of the securities being registered, filed electronically herewith.

(j)      Independent Auditors' Consent, filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable.

(l) Investment Letter of IDS Life Insurance Company dated Oct. 13, 1981, filed electronically as Exhibit 13 to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(m) Plan and Agreement of Distribution dated Sept. 13, 1999, between Registrant on behalf of AXP Variable Portfolio - Blue Chip Advantage Fund, AXP Variable Portfolio - Growth Fund, and AXP Variable Portfolio
         - Small Cap Advantage Fund, and IDS Life Insurance Company, filed electronically herewith.

(n)      Financial Data Schedules: Not Applicable.

(o)      Rule 18f-3 Plan: Not Applicable.

(p)(1) Directors' Power of Attorney to sign Amendments to this Registration Statement dated Jan. 14, 1999, filed electronically as Exhibit (p)(1) to Registrant's Post-Effective Amendment No. 37 filed on or about
         May 28, 1999, is incorporated by reference.

(p)(2) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated March 1, 1999 filed electronically as Exhibit (p)(2) to Registrant's Post-Effective Amendment No. 37 filed on or about May 28, 1999, is incorporated by reference.

Item 24.      Persons Controlled by or under Common Control with Registrant

IDS Life and its subsidiaries are the record holders of all outstanding shares of AXP Variable Portfolio - Investment Series, Inc., AXP Variable Portfolio - Income Series, Inc., AXP Variable Portfolio - Money Market Series, Inc. and AXP Variable Portfolio - Managed Series, Inc. All of such shares were purchased and are held by IDS Life and its subsidiaries pursuant to instructions from owners of variable annuity contracts issued by IDS Life and its subsidiaries. Accordingly, IDS Life disclaims beneficial ownership of all shares of each fund.

Item 25.      Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26. Business and Other Connections of Investment Advisor (IDS Life Insurance Company).

Directors and officers of IDS Life Insurance Company who are directors and/or officers of one or more other companies:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Timothy V. Bechtold,            American Centurion Life      IDS Tower 10                 Director and President
Executive Vice President        Assurance Company            Minneapolis, MN  55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Vice President
                                Corporation

                                IDS Life Insurance Company   P.O. Box 5144                Director and President
                                of New York                  Albany, NY  12205
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Mark W. Carter,                 American Express Financial   IDS Tower 10                 Senior Vice President and
Executive Vice President        Advisors Inc.                Minneapolis, MN  55440       Chief Marketing Officer

                                American Express Financial                                Director, Senior Vice
                                Corporation                                               President and Chief
                                                                                          Marketing Officer
------------------------------- ---------------------------- ---------------------------- ----------------------------

Robert M. Elconin,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN  55440

                                American Express Financial                                Vice President
                                Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lorraine R. Hart,               AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Centurion Life                                   Vice President
                                Assurance Company

                                American Enterprise Life                                  Vice President
                                Insurance Company

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Vice President
                                Corporation

                                American Partners Life                                    Director and Vice
                                Insurance Company                                         President

                                IDS Certificate Company                                   Vice President

                                IDS Life Series Fund, Inc.                                Vice President

                                IDS Life Variable Annuity                                 Vice President
                                Funds A and B

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President


Item 26. Business and Other Connections of Investment Advisor (IDS Life Insurance Company).
     (Continued)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffrey S. Horton,              AMEX Assurance Company       IDS Tower 10                 Vice President, Treasurer
Vice President                                               Minneapolis, MN 55440        and Assistant Secretary

                                American Centurion Life                                   Vice President and
                                Assurance Company                                         Treasurer

                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life                                  Vice President and
                                Insurance Company                                         Treasurer

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Financial                                Vice President and
                                Corporation                                               Corporate Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Minnesota                                Vice President and
                                Foundation                                                Treasurer

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.


Item 26. Business and Other Connections of Investment Advisor (IDS Life Insurance Company).
     (Continued)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Partners Life                                    Vice President and
                                Insurance Company                                         Treasurer

                                IDS Cable Corporation                                     Director, Vice President
                                                                                          and Treasurer

                                IDS Cable II Corporation                                  Director, Vice President
                                                                                          and Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Certificate Company                                   Vice President and
                                                                                          Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Alabama Inc.                                              Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Massachusetts Inc.                                        Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                New Mexico Inc.                                           Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                North Carolina Inc.                                       Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Wyoming Inc.                                              Treasurer

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund Inc.                                 Vice President and
                                                                                          Treasurer

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer


Item 26. Business and Other Connections of Investment Advisor (IDS Life Insurance Company).
     (Continued)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Treasurer

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS Sales Support Inc.                                    Vice President and
                                                                                          Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corp.                                         Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                Public Employee Payment                                   Vice President and
                                Company                                                   Treasurer
------------------------------- ---------------------------- ---------------------------- ----------------------------

David R. Hubers,                AMEX Assurance Company       IDS Tower 10                 Director
Director                                                     Minneapolis, MN 55440

                                American Express Financial                                Chairman, President and
                                Advisors Inc.                                             Chief Executive Officer

                                American Express Financial                                Director, President and
                                Corporation                                               Chief Executive Officer

                                American Express Service                                  Director and President
                                Corporation

                                IDS Certificate Company                                   Director

                                IDS Plan Services of                                      Director and President
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

James M. Jensen,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Corporation

                                IDS Life Series Fund, Inc.                                Director
------------------------------- ---------------------------- ---------------------------- ----------------------------

Richard W. Kling,               AMEX Assurance Company       IDS Tower 10                 Director
Director and President                                       Minneapolis, MN 55440


Item 26. Business and Other Connections of Investment Advisor (IDS Life Insurance Company).
     (Continued)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                American Centurion Life                                   Director and Chairman of
                                Assurance Company                                         the Board

                                American Enterprise Life                                  Director and Chairman of
                                Insurance Company                                         the Board

                                American Express                                          Director and President
                                Corporation

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Financial                                Director and Senior Vice
                                Corporation                                               President

                                American Express Insurance                                Director and President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President
                                Corporation

                                American Partners Life                                    Director and Chairman of
                                Insurance Company                                         the Board

                                IDS Certificate Company                                   Director and Chairman of
                                                                                          the Board

                                IDS Insurance Agency of                                   Director and President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and President
                                Massachusetts Inc.


Item 26. Business and Other Connections of Investment Advisor (IDS Life Insurance Company).
     (Continued)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                IDS Insurance Agency of                                   Director and President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and President
                                Wyoming Inc.

                                IDS Life Series Fund, Inc.                                Director and President

                                IDS Life Variable Annuity                                 Manager, Chairman of the
                                Funds A and B                                             Board and President

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

                                IDS Life Insurance Company   P.O. Box 5144                Director and Chairman of
                                of New York                  Albany, NY 12205             the Board
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paul F. Kolkman,                American Express Financial   IDS Tower 10                 Vice President
Director and Executive Vice     Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Financial                                Vice President
                                Corporation

                                IDS Life Series Fund, Inc.                                Vice President and Chief
                                                                                          Actuary

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paula R. Meyer,                 American Enterprise Life     IDS Tower 10                 Vice President
Director and Executive Vice     Insurance Company            Minneapolis, MN 55440
President

                                American Express                                          Director
                                Corporation

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and President
                                Insurance Company

                                IDS Certificate Company                                   Director and President

                                American Express Financial                                Vice President
                                Corporation

                                Investors Syndicate                                       Director, Chairman of the
                                Development Corporation                                   Board and President


Item 26. Business and Other Connections of Investment Advisor (IDS Life Insurance Company).
     (Continued)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Pamela J. Moret,                American Express Financial   IDS Tower 10                 Vice President
Executive Vice President        Advisors Inc.                Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Corporation

                                American Express Trust                                    Vice President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------

Barry J. Murphy,                American Express Client      IDS Tower 10                 Director and President
Director and Executive Vice     Service Corporation          Minneapolis, MN 55440
President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Financial                                Director and Senior Vice
                                Corporation                                               President
------------------------------- ---------------------------- ---------------------------- ----------------------------

James R. Palmer,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------

Stuart A. Sedlacek,             AMEX Assurance Company       IDS Tower 10                 Director
Director and Executive Vice                                  Minneapolis, MN 55440
President

                                American Enterprise Life                                  Executive Vice President
                                Insurance Company

                                American Express Financial                                Senior Vice President and
                                Advisors Inc.                                             Chief Financial Officer

                                American Express Financial                                Senior Vice President and
                                Corporation                                               Chief Financial Officer

                                American Express Trust                                    Director
                                Company

                                American Partners Life                                    Director and Vice President
                                Insurance Agency

                                IDS Certificate Company                                   Director and President

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

F. Dale Simmons,                AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Centurion Life                                   Vice President
                                Assurance Company


Item 26. Business and Other Connections of Investment Advisor (IDS Life Insurance Company).
     (Continued)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                American Enterprise Life                                  Vice President
                                Insurance

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Vice President
                                Corporation

                                American Partners Life                                    Vice President
                                Insurance Company

                                IDS Certificate Company                                   Vice President

                                IDS Partnership Services                                  Director and Vice President
                                Corporation

                                IDS Real Estate Services                                  Director and Vice President
                                Inc.

                                IDS Realty Corporation                                    Director and Vice President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

William A. Stoltzmann,          American Enterprise Life     IDS Tower 10                 Director, Vice President,
Vice President, General         Insurance Company            Minneapolis, MN 55440        General Counsel and
Counsel and Secretary                                                                     Secretary

                                American Express                                          Director, Vice President
                                Corporation                                               and Secretary

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Assistant General Counsel

                                American Express Financial                                Vice President and
                                Corporation                                               Assistant General Counsel

                                American Partners Life                                    Director, Vice President,
                                Insurance Company                                         General Counsel and
                                                                                          Secretary

                                IDS Life Insurance Company                                Vice President, General
                                                                                          Counsel and Secretary

                                IDS Life Series Fund Inc.                                 General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Variable Annuity                                 General Counsel and
                                Funds A & B                                               Assistant Secretary
------------------------------- ---------------------------- ---------------------------- ----------------------------

Philip C. Wentzel,              American Centurion Life      IDS Tower 10                 Vice President and
Vice President and Controller   Assurance Company            Minneapolis, MN 55440        Controller, Risk Management

                                American Enterprise Life                                  Vice President and
                                Insurance Company                                         Controller


Item 26. Business and Other Connections of Investment Advisor (IDS Life Insurance Company).
     (Continued)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Controller, Risk Management

Item 27.      Principal Underwriters

              The Fund has no principal underwriter.

Item 28.      Location of Accounts and Records

              American Express Financial Corporation
              IDS Tower 10
              Minneapolis, MN  55440-0010

Item 29.      Management Services

              Not Applicable.

Item 30.      Undertakings

              Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Variable Portfolio - Investment Series, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of October, 1999.


AXP VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.


By     /s/ Arne H. Carlson**
           Arne H. Carlson, Chief Executive Officer


By ________________________________________
           John Knight, Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of October, 1999.

Signature                                            Capacity

/s/  H. Brewster Atwater, Jr.*                       Director
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson*                                Chairman of the Board
     Arne H. Carlson

/s/  Lynne V. Cheney*                                Director
     Lynne V. Cheney

/s/  William H. Dudley                               Director
     William H. Dudley

/s/  David R. Hubers*                                Director
     David R. Hubers

/s/  Heinz F. Hutter*                                Director
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
     Anne P. Jones

/s/  William R. Pearce*                              Director
     William R. Pearce

/s/  Alan K. Simpson*                                Director
     Alan K. Simpson

/s/  John R. Thomas*                                 Director
     John R. Thomas

/s/  C. Angus Wurtele*                               Director
     C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney dated Jan. 14, 1999, filed electronically as Exhibit (p)(1) to Registrant's Post-Effective Amendment No. 37, by:





/s/Leslie L. Ogg
   Leslie L. Ogg


**Signed pursuant to Officers' Power of Attorney dated March 1, 1999, filed electronically as Exhibit (p)(2) to Registrant's Post-Effective Amendment No. 37, by:





/s/Leslie L. Ogg
   Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 40
TO REGISTRATION STATEMENT NO. 2-73115

This post-effective amendment contains the following papers and documents:

The facing sheet.


Part A.

         The prospectuses.

Part B.

         Statements of Additional Information.


Part C.

         Other information.

         The signatures.

         Exhibits.